UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Annual Report

October 31, 2013

This Page Intentionally Left Blank

Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.05 4.76%	10.48 11.50%	5.72 6.21%	1.52 1.52%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.23 4.96	10.70 11.72	5.82 6.31	1.33 1.33
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.95 4.05	10.41 10.68	5.42 5.42	2.27 2.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.05 4.05	10.66 10.66	5.41 5.41	2.27 2.27
Class I Shares[4]	No Sales Charge		5.32	12.00	6.64	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	–1.08%	6.09%	4.78%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.30	0.62	2.14
Morningstar Nontraditional Bond Category Average[7]	1.23	7.84	4.46

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar nontraditional bond category average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$999.10	$6.25	$1,019.00	$6.31

Class A Shares	$1,000.00	$1,000.90	$5.55	$1,019.70	$5.60

Class B Shares	$1,000.00	$995.50	$10.01	$1,015.20	$10.11

Class C Shares	$1,000.00	$995.40	$10.01	$1,015.20	$10.11

Class I Shares	$1,000.00	$1,002.20	$4.29	$1,020.90	$4.33

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Investor Class, 1.10% for Class A, 1.99% for Class B and Class C and 0.85% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

Corporate Bonds	70.3%
Short-Term Investment	11.4
Loan Assignments & Participations	6.9
Other Assets, Less Liabilities	3.5
Convertible Bonds	3.2
Foreign Bonds	2.0
Asset-Backed Securities	1.1
U.S. Government & Federal Agencies	1.0

Convertible Preferred Stocks	0.9%
Common Stocks	0.6
Foreign Government Bonds	0.4
Warrants	0.2
Mortgage-Backed Securities	0.1
Futures Contracts Short	–0.6
Corporate Bond Sold Short	–1.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp., 4.25%–7.875%, due 10/15/18–11/15/23

2.	Federal Home Loan Mortgage Corporation, 0.50%, due 9/14/15

3.	General Motors Co.

4.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

5.	Caesars Entertainment Operating Co., Inc., 4.488%–9.00%, due 1/26/18–2/15/20
6.	American International Group, Inc., 4.875%–5.75%, due 3/15/67

7.	Bank of America Corp.

8.	Freescale Semiconductor, Inc., 5.00%–9.25%, due 4/15/18–1/15/22

9.	Clear Channel Communications, Inc., 3.818%–9.00%, due 1/29/16–3/1/21

10.	Liberty Mutual Group, Inc., 4.25%–10.75%, due 6/15/23–6/15/88

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 4.76% for Investor Class shares, 4.96% for Class A shares and 4.05% for Class B shares and Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 5.32%. For the 12 months ended October 31, 2013, all share classes outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index; the 0.30% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark; and the 1.23% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark for the Fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread product,3 specifically high-yield corporate bonds. In light of a continuing low interest-rate environment, investors continued to hunger for yield and return, moving them to invest in riskier asset classes. High-yield corporate bonds and equities benefited from this demand. Stocks generally rose, and companies did not disappoint with their earnings. During the reporting period, the durability of corporate earnings had a positive influence on corporate-bond performance across the ratings spectrum.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed spread product during the reporting period. Fortunately, the Fund’s underweight positions in these asset classes helped the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index. Additionally, we used U.S. Treasury futures to further reduce the Fund’s already short duration relative to that of the Barclays U.S. Aggregate Bond Index. This hedge helped the Fund’s performance as interest rates rose during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures to hedge the duration. The Fund’s short position in these contracts, which had a negative rate of return, was accretive to the overall Fund’s performance.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates but are not immune to interest-rate changes. To further insulate the Fund from a potential rise in interest rates, we increased the Fund’s exposure to a short position in U.S. Treasury futures. This position shortened the Fund’s already short duration relative to the Barclays U.S. Aggregate Bond Index. Exposure to lower-duration high-yield corporate bonds had a positive impact on the Fund’s performance, while exposure to U.S. Treasury futures had a minimal impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s suggestion that it might taper its bond purchases, and the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the Fund’s positioning. Since the Fund’s inception, we have judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensa- tion for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we have maintained a risk profile that is relatively higher than that of the Barclays U.S. Aggregate Bond Index, specifically through the Fund’s relative overweight position in high-yield corporate bonds.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” may refer to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particu- larly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Fund’s outperformance of the Barclays U.S. Aggregate Bond Index. (The Index consists entirely of investment-grade bonds.) Within the high-yield corporate bond sector, holdings in industries that tend to be more cyclical—such as financials, gaming, homebuilders, building materials and steel—were among the Fund’s strongest performers. To a lesser degree, positions in convertible bonds and bank loans were positive contributors to the Fund’s relative performance. Though the Fund’s position in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade corporate bonds underperformed high-yield corporate bonds during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the Fund’s relative performance, as U.S. Treasury securities and agency mortgages posted negative absolute returns during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

While there were no significant changes in the Fund’s overall positioning during the reporting period, we added some positions and eliminated others. The Fund purchased bonds of U.S. Airways Group, Valeant Pharmaceuticals International and Sprint. We bought bonds of U.S. Airways Group as we believed that the fundamental landscape for airlines had improved. With consolidation and more revenue from ancillary services, airlines have been able to book relatively solid results. The Valeant Pharmaceuticals International bonds were issued to fund the company’s acquisition of Bausch and Lomb. The Sprint bonds were issued to fund a comprehensive capital-expenditure program, as the telecommunications company was being acquired by Softbank, an investment-grade company. We believed that the bonds from Valeant Pharmaceuticals International and Sprint were issued at attractive levels.

During the reporting period, the Fund sold positions in oil & gas exploration & production company Plains Exploration & Production and telecommunications equipment company Lucent Technologies. We sold the Fund’s Plains Exploration & Production bonds after the company was upgraded to investment-grade following its acquisition by Freeport-McMoRan Copper & Gold. The bonds of Lucent Technologies rebounded during the reporting period, as the company refinanced debt and produced better results. The bonds, however, rose to a level that in our view made them an unattractive holding given their long duration and relatively tight spread.

How did the Fund’s sector weightings change during the reporting period?

Aside from the purchases and sales already mentioned, we made no significant changes to the Fund’s sector weightings relative to the Barclays U.S. Aggregate Bond Index. Instead, we maintained the Fund’s positioning as we sought to take advantage of a market where we believed credit spreads would continue to tighten. Any modest changes in sector weightings were driven by individual security selection rather than sector rotation.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the Fund held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency mortgage-backed securities. As of October 31, 2013, the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 85.0%† Asset-Backed Securities 1.1%
Airlines 0.2%
Continental Airlines, Inc.
Series 2004-ERJ1, Class A 9.558%, due 3/1/21	$93,101	$103,342
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	345,012	376,926
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	536,983	616,188

		1,096,456

Home Equity 0.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.23%, due 10/25/36 (a)(b)	510,767	428,384
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.24%, due 5/25/37 (a)(b)	294,121	222,861
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.23%, due 4/25/37 (a)(b)	94,228	92,264
First NLC Trust Series 2007-1, Class A1 0.24%, due 8/25/37 (a)(b)(c)	454,905	228,119
GSAA Home Equity Trust Series 2006-14, Class A1 0.22%, due 9/25/36 (a)(b)	958,012	465,541
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.30%, due 4/25/37 (a)(b)	235,638	218,814
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.27%, due 4/25/37 (a)(b)	374,729	335,103
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.27%, due 3/25/47 (a)(b)	269,470	191,162
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.22%, due 11/25/36 (a)(b)	119,383	49,639
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.28%, due 3/25/37 (a)(b)	696,043	472,349
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.27%, due 9/25/36 (a)(b)	394,958	230,743
Series 2006-HE8, Class A2B 0.27%, due 10/25/36 (a)(b)	213,448	113,275

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. (continued)
Series 2007-HE4, Class A2A 0.28%, due 2/25/37 (a)(b)	$107,566	$47,090
Series 2007-NC2, Class A2FP 0.32%, due 2/25/37 (a)(b)	422,110	227,011
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	910,794	506,474
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.26%, due 5/25/37 (a)(b)	527,852	295,757
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.25%, due 6/25/37 (a)(b)	457,592	339,859
Series 2006-EQ2, Class A2 0.28%, due 1/25/37 (a)(b)	296,395	182,568
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.28%, due 9/25/37 (a)(b)	1,230,652	655,567

		5,302,580

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (a)	1,997,002	1,834,835

Total Asset-Backed Securities (Cost $9,427,549)		8,233,871

Convertible Bonds 3.2%
Airlines 0.2%
Airtran Holdings, Inc. 5.25%, due 11/1/16	647,000	1,044,905
United Airlines, Inc. 4.50%, due 1/15/15	356,000	662,382

		1,707,287

Biotechnology 0.2%
Cubist Pharmaceuticals, Inc. 1.125%, due 9/1/18 (c)	278,000	301,283
Gilead Sciences, Inc. 1.00%, due 5/1/14	307,000	968,393

		1,269,676

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	246,000	231,855

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Commercial Services 0.1%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	$95,000	$264,991
ServiceSource International, Inc. 1.50%, due 8/1/18 (c)	667,000	667,000

		931,991

Computers 0.1%
EMC Corp. 1.75%, due 12/1/13	411,000	621,383

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	178,000	541,120

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	470,000	519,938

Environmental Controls 0.1%
Covanta Holding Corp. 3.25%, due 6/1/14	603,000	684,028

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	1,228,295

Health Care—Services 0.0%‡
WellPoint, Inc. 2.75%, due 10/15/42 (c)	276,000	359,835

Home Builders 0.0%‡
Ryland Group, Inc. (The) 0.25%, due 6/1/19	117,000	108,810

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (c)	534,000	708,885

Insurance 0.0%‡
Radian Group, Inc. 2.25%, due 3/1/19	140,000	210,875

Internet 0.2%
At Home Corp. 4.75%, due 12/31/49 (e)(f)(g)(h)	504,238	50
Move, Inc. 2.75%, due 9/1/18 (c)	113,000	132,069

	Principal Amount	Value

Internet (continued)
priceline.com, Inc.
0.35%, due 6/15/20 (c)	$316,000	$346,020
1.00%, due 3/15/18	532,000	707,227
Shutterfly, Inc. 0.25%, due 5/15/18 (c)	261,000	278,781

		1,464,147

Iron & Steel 0.1%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	275,000	285,141
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	40,747
United States Steel Corp. 4.00%, due 5/15/14	190,000	198,906

		524,794

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	317,000	389,118

Machinery—Diversified 0.1%
Chart Industries, Inc. 2.00%, due 8/1/18	560,000	939,400

Media 0.0%‡
Liberty Interactive LLC 3.50%, due 1/15/31	223,000	117,075

Metal Fabricate & Hardware 0.1%
RTI International Metals, Inc. 1.625%, due 10/15/19	521,000	562,029

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	76,000	110,200

Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	484,000	1,014,887

Oil & Gas 0.1%
Alon USA Energy, Inc. 3.00%, due 9/15/18 (c)	190,000	204,131
Cobalt International Energy, Inc. 2.625%, due 12/1/19	268,000	275,203

		479,334

Oil & Gas Services 0.2%
JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (c)(i)	709,000	1,161,980

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services (continued)
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (c)	$105,000	$135,516
Subsea 7 S.A.
1.00%, due 10/5/17	200,000	209,540
3.50%, due 10/13/14	200,000	277,600

		1,784,636

Pharmaceuticals 0.2%
Biomarin Pharmaceutical, Inc. 0.75%, due 10/15/18	311,000	323,634
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	489,000	642,730
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	515,000	537,853

		1,504,217

Real Estate Investment Trusts 0.1%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (c)	430,000	626,725
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	454,000	578,566

		1,205,291

Semiconductors 0.2%
Intel Corp. 3.25%, due 8/1/39	386,000	505,662
Microchip Technology, Inc. 2.125%, due 12/15/37	99,000	164,835
Novellus Systems, Inc. 2.625%, due 5/15/41	381,000	636,508
Rambus, Inc. 1.125%, due 8/15/18 (c)	119,000	119,446
Xilinx, Inc. 2.625%, due 6/15/17	202,000	322,190

		1,748,641

Software 0.4%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	339,000	420,572
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (c)	578,000	660,004
Medidata Solutions, Inc. 1.00%, due 8/1/18 (c)	364,000	442,942
NetSuite, Inc. 0.25%, due 6/1/18 (c)	344,000	380,550
Nuance Communications, Inc. 2.75%, due 11/1/31	611,000	599,544
Salesforce.com, Inc. 0.25%, due 4/1/18 (c)	307,000	335,781
Workday, Inc. 0.75%, due 7/15/18 (c)	166,000	188,514

		3,027,907

	Principal Amount	Value

Telecommunications 0.1%
Ciena Corp. 4.00%, due 12/15/20	$245,000	$356,322
JDS Uniphase Corp. 0.625%, due 8/15/33 (c)	459,000	483,958

		840,280

Transportation 0.0%‡
XPO Logistics, Inc. 4.50%, due 10/1/17	170,000	241,931

Total Convertible Bonds (Cost $22,206,767)		25,077,865

Corporate Bonds 70.3%
Advertising 0.4%
Lamar Media Corp. 5.00%, due 5/1/23	3,525,000	3,357,562

Aerospace & Defense 1.5%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,300,000	3,522,750
B/E Aerospace, Inc. 5.25%, due 4/1/22	3,250,000	3,339,375
Ducommun, Inc. 9.75%, due 7/15/18	782,000	873,885
TransDigm, Inc.
7.50%, due 7/15/21	1,250,000	1,362,500
7.75%, due 12/15/18	815,000	876,125
Triumph Group, Inc. 8.625%, due 7/15/18	1,305,000	1,415,925

		11,390,560

Airlines 0.8%
Continental Airlines, Inc.
7.875%, due 1/2/20	474,962	505,834
9.798%, due 10/1/22	637,725	711,064
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,243,310	1,336,558
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	340,494	373,692
Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17	612,000	645,660
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,776,703	2,915,539

		6,488,347

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Manufacturers 2.0%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	$4,590,000	$5,192,437
Ford Motor Co.
6.625%, due 10/1/28	229,000	262,716
8.90%, due 1/15/32	3,009,000	3,888,910
♦General Motors Co. 3.50%, due 10/2/18 (c)	3,000,000	3,060,000
Navistar International Corp. 8.25%, due 11/1/21	2,931,000	2,993,284

		15,397,347

Auto Parts & Equipment 1.6%
Dana Holding Corp. 5.375%, due 9/15/21	4,750,000	4,856,875
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21	3,325,000	3,516,187
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	3,475,000	3,466,313
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	440,000	481,800

		12,321,175

Banks 7.0%
AgriBank FCB 9.125%, due 7/15/19	500,000	652,427
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	2,900,000	2,871,000
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)	2,900,000	2,871,000
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	2,615,000	2,500,594
Bangkok Bank PCL 4.80%, due 10/18/20 (c)	250,000	264,467
♦Bank of America Corp.
3.30%, due 1/11/23	510,000	489,476
5.625%, due 7/1/20	3,590,000	4,114,172
7.625%, due 6/1/19	420,000	523,599
Bank of America NA 6.00%, due 10/15/36	2,828,000	3,259,570
Barclays Bank PLC 5.14%, due 10/14/20 (j)	2,037,000	2,173,530
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	2,150,000	2,332,750
CIT Group, Inc.
4.25%, due 8/15/17	330,000	346,087
5.00%, due 5/15/17	2,003,000	2,153,225
Discover Bank 7.00%, due 4/15/20	2,445,000	2,886,398
Emigrant Bancorp, Inc. 6.25%, due 6/15/14 (c)	398,000	401,980

	Principal Amount	Value

Banks (continued)
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (a)	$3,350,000	$3,308,125
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,327,000	3,245,705
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	3,650,000	4,024,125
LBG Capital No.1 PLC 8.00%, due 12/29/49 (a)(c)	4,726,000	5,021,375
Mellon Capital III 6.369%, due 9/5/66 (a)	£2,950,000	4,715,838
Mizuho Capital Investment, Ltd. 14.95%, due 12/29/49 (a)(c)	$1,092,000	1,179,382
Morgan Stanley 4.875%, due 11/1/22	1,287,000	1,324,914
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	2,270,000	2,229,605
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	993,449

		53,882,793

Beverages 0.3%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	1,980,000	2,035,486

Building Materials 1.1%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	1,304,024
Cemex Espana Luxembourg 9.25%, due 5/12/20 (c)	2,460,000	2,681,400
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,565,000
Texas Industries, Inc. 9.25%, due 8/15/20	840,000	928,200
USG Corp.
6.30%, due 11/15/16	615,000	658,050
9.75%, due 1/15/18	363,000	426,525

		8,563,199

Chemicals 1.1%
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,084,000	1,403,013
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,223,000	1,259,690
Huntsman International LLC 8.625%, due 3/15/21	3,568,000	4,005,080
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,753,000	1,801,207

		8,468,990

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Coal 0.7%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (j)	$1,560,000	$1,341,600
Arch Coal, Inc. 7.25%, due 10/1/20	792,000	602,910
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (j)	2,162,000	2,270,100
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,153,125

		5,367,735

Commercial Services 2.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	2,122,000	2,079,560
8.25%, due 1/15/19	1,223,000	1,333,070
Hertz Corp. (The) 7.375%, due 1/15/21	1,630,000	1,809,300
Iron Mountain, Inc.
6.00%, due 8/15/23	2,600,000	2,645,500
7.75%, due 10/1/19	431,000	478,949
8.375%, due 8/15/21	1,293,000	1,396,440
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50%, due 8/1/39 (e)(g)(h)(k)	5,000	74
9.75%, due 1/15/49 (e)(g)(h)(k)	160,000	2,352
Rent-A-Center, Inc. 4.75%, due 5/1/21 (c)	3,800,000	3,562,500
United Rentals North America, Inc. 8.375%, due 9/15/20	1,849,000	2,066,257

		15,374,002

Computers 0.9%
NCR Corp. 5.00%, due 7/15/22	3,815,000	3,757,775
SunGard Data Systems, Inc.
6.625%, due 11/1/19	1,050,000	1,097,250
7.625%, due 11/15/20	1,895,000	2,063,181

		6,918,206

Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	2,635,000	2,773,337

Diversified Financial Services 0.8%
Ford Holdings LLC 9.30%, due 3/1/30	127,000	175,708
GE Capital Trust II 5.50%, due 9/15/67 (a)	€2,100,000	2,997,316
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	1,223,000	1,677,133

	Principal Amount	Value

Diversified Financial Services (continued)
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£815,000	$1,396,937

		6,247,094

Electric 1.1%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$2,500,000	2,350,000
CMS Energy Corp. 8.75%, due 6/15/19	533,000	687,262
Great Plains Energy, Inc.
4.85%, due 6/1/21	750,000	801,719
5.292%, due 6/15/22 (d)	663,000	723,677
NRG Energy, Inc. 8.50%, due 6/15/19	1,970,000	2,122,675
Puget Energy, Inc. 5.625%, due 7/15/22	905,000	976,297
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	833,280	854,112

		8,515,742

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	1,704,000	1,625,190

Entertainment 0.5%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	1,174,000	1,259,115
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (c)	2,377,000	2,561,218
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (e)(g)	24,387	17,071

		3,837,404

Finance—Auto Loans 0.8%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	1,900,000	1,929,070
Ford Motor Credit Co. LLC
8.00%, due 12/15/16	22,000	26,133
8.125%, due 1/15/20	3,361,000	4,261,856

		6,217,059

Finance—Commercial 0.2%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	1,860,000	1,646,100

Finance—Consumer Loans 1.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(j)	4,575,000	4,720,851
SLM Corp.
4.75%, due 3/17/14	€815,000	1,116,838
6.25%, due 1/25/16	$408,000	444,210
8.00%, due 3/25/20	408,000	466,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Consumer Loans (continued)
Springleaf Finance Corp. 6.00%, due 6/1/20 (c)	$1,000,000	$985,000

		7,733,039

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (a)(j)	2,139,000	2,283,382

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	813,000	824,179
6.45%, due 6/8/27	1,100,000	1,146,937

		1,971,116

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
6.00%, due 8/1/20 (c)	1,200,000	1,230,000
7.75%, due 1/15/16 (j)	2,180,000	2,245,400

		3,475,400

Food 3.0%
ARAMARK Corp. 5.75%, due 3/15/20 (c)	4,250,000	4,451,875
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	2,504,000	2,556,802
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	650,000	680,875
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	2,519,000	2,701,627
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	2,795,000	2,611,696
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	2,500,000	2,425,000
Post Holdings, Inc. 7.375%, due 2/15/22 (c)	3,185,000	3,396,006
Smithfield Foods, Inc.
6.625%, due 8/15/22	845,000	889,363
7.75%, due 7/1/17	1,361,000	1,582,162
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	2,250,000	1,800,000

		23,095,406

Forest Products & Paper 0.7%
Domtar Corp. 10.75%, due 6/1/17	1,363,000	1,705,556
International Paper Co. 7.30%, due 11/15/39	693,000	864,955
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,165,348
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	815,000	391,200

		5,127,059

	Principal Amount	Value

Hand & Machine Tools 0.2%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	$1,635,000	$1,810,762

Health Care—Products 0.6%
Alere, Inc. 8.625%, due 10/1/18	1,323,000	1,437,109
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	2,825,000	3,185,187

		4,622,296

Health Care—Services 1.6%
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	4,000,000	4,160,000
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	650,000	667,062
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	2,500,000	2,806,250
HCA, Inc.
5.875%, due 3/15/22	2,500,000	2,631,250
7.50%, due 2/15/22	2,000,000	2,247,500

		12,512,062

Home Builders 3.9%
Beazer Homes USA, Inc.
7.25%, due 2/1/23	1,000,000	965,000
8.125%, due 6/15/16 (j)	819,000	907,043
9.125%, due 6/15/18 (j)	1,700,000	1,814,750
D.R. Horton, Inc. 5.75%, due 8/15/23	4,250,000	4,409,375
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	4,110,000	4,377,150
KB Home
7.25%, due 6/15/18	1,500,000	1,635,000
8.00%, due 3/15/20	2,250,000	2,475,000
Lennar Corp. 6.95%, due 6/1/18	204,000	227,970
MDC Holdings, Inc. 5.625%, due 2/1/20	1,608,000	1,676,046
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	3,183,000	3,525,172
Standard Pacific Corp.
8.375%, due 5/15/18	815,000	945,400
8.375%, due 1/15/21	2,750,000	3,155,625
Toll Brothers Finance Corp. 6.75%, due 11/1/19	3,850,000	4,340,875

		30,454,406

Household Products & Wares 1.0%
Jarden Corp. 7.50%, due 1/15/20	3,823,000	4,147,955

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Household Products & Wares (continued)
Reynolds Group Issuer, Inc.
7.875%, due 8/15/19	$1,025,000	$1,132,625
9.875%, due 8/15/19	2,089,000	2,310,956

		7,591,536

Insurance 3.6%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	713,000	750,504
♦American International Group, Inc.
4.875%, due 3/15/67 (a)	€4,000,000	5,323,735
Series A2 5.75%, due 3/15/67 (a)	£450,000	704,934
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$1,955,000	2,130,950
Farmers Exchange Capital 7.20%, due 7/15/48 (c)	603,000	696,637
♦Liberty Mutual Group, Inc.
4.25%, due 6/15/23	390,000	390,024
7.00%, due 3/7/67 (a)(c)	2,900,000	3,016,000
7.80%, due 3/7/87 (c)	453,000	493,770
10.75%, due 6/15/88 (a)(c)	938,000	1,425,760
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,537,000	3,651,953
Oil Insurance, Ltd. 3.23%, due 12/29/49 (a)(c)	3,652,000	3,324,657
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	1,150,000	1,488,338
9.25%, due 6/15/39 (c)	504,000	706,975
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	612,000	660,960
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	571,000	608,115
XL Group PLC 6.50%, due 12/29/49 (a)	2,336,000	2,291,616

		27,664,928

Iron & Steel 1.9%
AK Steel Corp. 8.75%, due 12/1/18	3,900,000	4,290,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (j)	693,000	734,123
APERAM 7.375%, due 4/1/16 (c)	1,601,000	1,649,030
ArcelorMittal 6.75%, due 2/25/22	3,100,000	3,371,250
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	786,000	795,948
5.90%, due 3/15/20	1,140,000	1,191,241
Severstal Oao Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	3,000,000	2,921,250

		14,952,842

	Principal Amount	Value

Leisure Time 0.1%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	$675,000	$772,875

Lodging 1.2%
♦Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	3,019,000	2,830,312
MGM Resorts International
6.75%, due 10/1/20	1,994,000	2,173,460
8.625%, due 2/1/19	825,000	968,344
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	90,000	106,528
7.15%, due 12/1/19	2,341,000	2,856,095

		8,934,739

Media 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19 (j)	978,000	1,036,680
♦Clear Channel Communications, Inc.
5.50%, due 12/15/16	2,900,000	2,486,750
9.00%, due 3/1/21	1,405,000	1,415,538
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, due 3/15/20	2,763,000	2,949,502
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,241,000	2,402,285
DISH DBS Corp.
6.75%, due 6/1/21	765,000	828,113
7.125%, due 2/1/16 (j)	815,000	900,575
Time Warner Cable, Inc. 8.75%, due 2/14/19	1,087,000	1,295,421

		13,314,864

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20	557,000	623,840

Mining 1.6%
Aleris International, Inc.
7.625%, due 2/15/18	839,000	889,340
7.875%, due 11/1/20	2,463,000	2,610,780
FMG Resources August 2006 Pty., Ltd. 8.25%, due 11/1/19 (c)	2,100,000	2,331,000
Novelis, Inc.
8.375%, due 12/15/17	734,000	785,380
8.75%, due 12/15/20	1,223,000	1,360,588
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	1,964,686
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	2,565,000	2,641,950

		12,583,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Polypore International, Inc. 7.50%, due 11/15/17	$815,000	$861,863

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,674,000	1,820,475

Oil & Gas 6.4%
Berry Petroleum Co. 6.75%, due 11/1/20 (j)	3,523,000	3,707,957
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,445,000	2,756,737
Concho Resources, Inc.
5.50%, due 4/1/23	1,014,000	1,052,025
6.50%, due 1/15/22	750,000	819,375
7.00%, due 1/15/21	2,002,000	2,232,230
Denbury Resources, Inc. 6.375%, due 8/15/21 (j)	4,030,000	4,302,025
ENI S.p.A. 4.15%, due 10/1/20 (c)	2,000,000	2,064,200
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	3,400,000	3,927,000
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	613,825
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
7.625%, due 4/15/21 (c)	1,223,000	1,326,955
8.00%, due 2/15/20 (c)	1,000,000	1,085,000
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	2,250,000	2,244,375
7.75%, due 2/1/21	815,000	841,488
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,032,000	1,077,150
Murphy Oil USA, Inc. 6.00%, due 8/15/23 (c)	3,693,000	3,748,395
Petrobras Global Finance B.V. 4.375%, due 5/20/23	2,600,000	2,402,644
Plains Exploration & Production Co.
6.125%, due 6/15/19	2,250,000	2,459,547
6.875%, due 2/15/23	500,000	553,750
Precision Drilling Corp.
6.50%, due 12/15/21	1,136,000	1,209,840
6.625%, due 11/15/20 (j)	2,417,000	2,574,105
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,274,625
Rosneft Finance S.A. 7.25%, due 2/2/20 (c)	1,405,000	1,605,213
SM Energy Co. 5.00%, due 1/15/24 (c)	1,970,000	1,925,675

	Principal Amount	Value

Oil & Gas (continued)
Swift Energy Co.
7.125%, due 6/1/17	$750,000	$765,000
8.875%, due 1/15/20	658,000	687,610

		49,256,746

Oil & Gas Services 1.6%
Basic Energy Services, Inc. 7.75%, due 2/15/19	4,350,000	4,513,125
CGG
6.50%, due 6/1/21	600,000	624,000
9.50%, due 5/15/16	1,075,000	1,130,094
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	1,292,000	1,372,750
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	4,255,000	4,180,537
5.875%, due 4/1/20	848,000	871,320

		12,691,826

Packaging & Containers 0.8%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	1,077,500
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.00%, due 11/15/20 (c)	2,000,000	1,990,000
Ball Corp. 6.75%, due 9/15/20 (j)	2,648,000	2,879,700

		5,947,200

Pharmaceuticals 0.7%
Perrigo Co. 2.95%, due 5/15/23	2,745,000	2,683,858
Valeant Pharmaceuticals International 7.50%, due 7/15/21 (c)	2,500,000	2,775,000

		5,458,858

Pipelines 4.5%
Access Midstream Partners, L.P. / ACMP Finance Corp.
4.875%, due 5/15/23	3,560,000	3,542,200
5.875%, due 4/15/21	600,000	643,500
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	3,381,000	3,550,050
Energy Transfer Partners, L.P.
4.65%, due 6/1/21 (j)	1,490,000	1,560,301
7.60%, due 2/1/24 (c)	662,000	817,006
Kinder Morgan, Inc. 5.00%, due 2/15/21	3,838,000	3,855,309
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,223,000	1,339,185
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	2,037,000	2,505,370

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	$1,750,000	$1,890,000
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,269,000	1,334,229
♦Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23 (c)	5,160,000	4,824,600
5.25%, due 5/1/23	1,625,000	1,625,000
6.375%, due 8/1/22	875,000	931,875
7.875%, due 10/15/18	1,170,000	1,269,450
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.125%, due 10/15/21	3,500,000	3,622,500
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,000,000	1,838,832

		35,149,407

Real Estate Investment Trusts 0.7%
Geo Group, Inc. (The) 6.625%, due 2/15/21	1,223,000	1,294,851
Host Hotels & Resorts, L.P.
3.75%, due 10/15/23	472,000	447,739
5.875%, due 6/15/19	1,875,000	2,034,499
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,378,614

		5,155,703

Retail 1.5%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	1,200,000	1,296,000
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	1,460,000	1,562,200
6.50%, due 5/20/21	741,000	792,870
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,875,711
CVS Caremark Corp.
4.75%, due 5/18/20	2,445,000	2,716,635
5.789%, due 1/10/26 (c)(g)	76,631	84,184
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	1,922,463
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	934,000	1,002,882

		11,252,945

Semiconductors 0.8%
♦Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (c)	2,950,000	2,868,875

	Principal Amount	Value

Semiconductors (continued)
♦Freescale Semiconductor, Inc. (continued)
6.00%, due 1/15/22 (c)	$1,709,000	$1,728,226
9.25%, due 4/15/18 (c)	1,239,000	1,339,669

		5,936,770

Software 0.9%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	489,000	538,642
♦First Data Corp.
7.375%, due 6/15/19 (c)	3,502,000	3,769,028
8.875%, due 8/15/20 (c)	550,000	613,250
10.625%, due 6/15/21 (c)	1,749,000	1,877,989

		6,798,909

Telecommunications 4.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,203,000	2,180,798
CommScope, Inc. 8.25%, due 1/15/19 (c)	2,930,000	3,215,675
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	1,650,000	1,701,304
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,695,000	1,856,025
Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (c)	2,035,000	2,146,925
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,386,000	1,496,880
SBA Tower Trust 4.254%, due 4/15/40 (c)	2,860,000	2,912,129
Sprint Capital Corp.
6.90%, due 5/1/19	612,000	659,430
8.75%, due 3/15/32	2,060,000	2,229,950
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,930,500
Sprint Corp. 7.25%, due 9/15/21 (c)	2,000,000	2,155,000
T-Mobile USA, Inc. 6.542%, due 4/28/20	2,000,000	2,120,000
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,550,000	2,541,572
5.462%, due 2/16/21	396,000	419,568
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	3,876,662

		31,442,418

Transportation 1.5%
Bristow Group, Inc. 6.25%, due 10/15/22	2,990,000	3,139,500
CHC Helicopter S.A. 9.25%, due 10/15/20	3,234,000	3,492,720
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	500,000	523,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation (continued)
PHI, Inc. 8.625%, due 10/15/18	$3,119,000	$3,329,532
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	1,700,000	1,445,000

		11,930,502

Total Corporate Bonds (Cost $527,240,516)		543,655,226

Foreign Bonds 2.0%
Ireland 0.3%
UT2 Funding PLC 5.321%, due 6/30/16	€1,440,000	1,906,280

Liberia 0.1%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	525,000	718,521

Luxembourg 0.3%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	1,825,000	2,521,256

United Kingdom 1.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£449,000	956,897
Canada Square Operations Ltd. 7.50%, due 5/29/49 (a)	2,450,000	3,889,045
Rexam PLC 6.75%, due 6/29/67 (a)	€978,000	1,400,912
Santander UK PLC 4.814%, due 9/28/49 (a)	£2,700,000	3,852,968

		10,099,822

Total Foreign Bonds (Cost $14,187,007)		15,245,879

Foreign Government Bonds 0.4%
Cayman Islands 0.0%‡
Government of the Cayman Islands 5.95%, due 11/24/19 (c)	$200,000	224,000

Colombia 0.0%‡
Republic of Colombia 7.375%, due 3/18/19	200,000	244,500

El Salvador 0.1%
Republic of El Salvador
7.65%, due 6/15/35	163,000	172,372

	Principal Amount	Value

El Salvador (continued)
Republic of El Salvador (continued)
8.25%, due 4/10/32 (c)	$163,000	$185,820

		358,192

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (c)	300,000	328,500

Philippines 0.0%‡
Republic of Philippines 6.50%, due 1/20/20	150,000	180,000

Portugal 0.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,500,000	1,850,823

Total Foreign Government Bonds (Cost $2,865,350)		3,186,015

Loan Assignments & Participations 6.9% (l)
Advertising 0.4%
Acosta, Inc. Term Loan B 4.25%, due 3/2/18	$3,241,875	3,247,954

Airlines 0.3%
U.S. Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	2,000,000	2,000,714
United Airlines, Inc. New Term Loan B 4.00%, due 4/1/19	621,875	625,140

		2,625,854

Auto Parts & Equipment 0.3%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	1,995,000	2,006,846

Building Materials 0.1%
Quikrete Holdings, Inc. 2nd Lien Term Loan 7.00%, due 3/26/21	1,000,000	1,019,167

Chemicals 0.2%
PQ Corp. Term Loan 4.50%, due 8/7/17	1,488,750	1,498,055

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Diversified Financial Services 0.3%
Springleaf Financial Funding Company Term Loan B2 4.75%, due 9/25/19	$2,500,000	$2,511,457

Electric 0.3%
Calpine Corp. Term Loan B1 4.00%, due 4/2/18	1,072,500	1,077,497
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	1,044,750	1,042,850

		2,120,347

Entertainment 0.4%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	3,000,000	3,001,071

Food 0.6%
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	2,673,633	2,674,970
HJ Heinz Co. Term Loan B2 3.50%, due 6/5/20	1,995,000	2,008,139

		4,683,109

Hand & Machine Tools 0.5%
Milacron LLC New Term Loan 4.25%, due 3/28/20	4,185,733	4,170,037

Health Care—Services 0.0%‡
Community Health Systems, Inc. Extended Term Loan 3.76%, due 1/25/17	172,741	173,221

Lodging 0.6%
♦Caesars Entertainment Operating Co., Inc. Extended Term Loan B5 4.488%, due 1/26/18	3,500,000	3,203,046
MGM Resorts International Term Loan B 3.50%, due 12/20/19	992,500	991,259

		4,194,305

Machinery 0.4%
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	3,250,000	3,250,370

	Principal Amount	Value

Media 0.2%
Charter Communications Operating, LLC Term Loan F 3.00%, due 1/4/21	$15,504	$15,338
♦Clear Channel Communications, Inc.
Term Loan B 3.818%, due 1/29/16	484,400	469,781
Term Loan D 6.918%, due 1/30/19	1,428,771	1,365,548

		1,850,667

Mining 0.9%
FMG Resources August 2006 Pty., Ltd. Term Loan 5.25%, due 10/18/17	1,831,500	1,834,414
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	2,537,121	2,315,123
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	1,556,024	1,561,860
Oxbow Carbon LLC 2nd Lien Term Loan 8.00%, due 1/17/20	1,000,000	1,017,500

		6,728,897

Oil & Gas 0.8%
MEG Energy Corp. REFI Term Loan 3.75%, due 3/31/20	2,940,066	2,952,928
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19	2,850,000	2,788,249

		5,741,177

Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc. Term Loan E 4.50%, due 8/5/20	2,233,125	2,260,481

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.445%, due 10/10/16	99,794	99,794

Software 0.3%
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	2,000,000	2,018,334

Total Loan Assignments & Participations (Cost $53,175,306)		53,201,143

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.723%, due 11/25/35 (m)	$365,798	$315,181
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.40%, due 12/25/36 (a)(c)(e)	55,488	46,899
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	144,659	131,559
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.254%, due 11/25/36 (m)	195,435	162,746
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.614%, due 7/25/36 (m)	237,712	226,752

Total Mortgage-Backed Securities (Cost $885,459)		883,137

U.S. Government & Federal Agencies 1.0%
♦Federal Home Loan Mortgage Corporation 1.0%
0.50%, due 9/14/15	7,650,000	7,654,162

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.00%, due 8/15/32	1	1

United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	69,891

Total U.S. Government & Federal Agencies (Cost $7,722,312)		7,724,054

Total Long-Term Bonds (Cost $637,710,266)		657,207,190

	Shares
Common Stocks 0.6%
Auto Manufacturers 0.3%
♦General Motors Co. (k)	45,730	1,689,724
Motors Liquidation Co. GUC Trust (k)	11,598	421,007

		2,110,731

Banks 0.3%
Citigroup, Inc.	41,400	2,019,492

	Shares	Value

Building Materials 0.0%‡
U.S. Concrete, Inc. (e)(k)	16,290	$355,936

Total Common Stocks (Cost $3,709,491)		4,486,159

Convertible Preferred Stocks 0.9%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	12,500	791,000

Auto Manufacturers 0.1%
♦General Motors Co. 4.75%	8,550	438,786

Auto Parts & Equipment 0.0%‡
Goodyear Tire & Rubber Co. (The) 5.875%	5,900	353,646

Banks 0.2%
♦Bank of America Corp. 7.25% Series L	781	841,527
Wells Fargo & Co. 7.50% Series L	800	911,200

		1,752,727

Food 0.0%‡
Post Holdings, Inc. (c) 3.75%	1,700	185,190

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	6,100	778,970

Insurance 0.1%
Maiden Holdings, Ltd. 7.25%	2,500	116,975
MetLife, Inc. 5.00%	24,075	691,675

		808,650

Iron & Steel 0.2%
ArcelorMittal 6.00%	48,000	1,143,840

Oil & Gas 0.1%
Energy XXI Bermuda, Ltd. 5.625%	600	186,187
Sanchez Energy Corp. (c) 4.875%	2,700	192,122

		378,309

Total Convertible Preferred Stocks (Cost $6,163,804)		6,631,118

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value

Warrants 0.2%
Auto Manufacturers 0.2%
♦General Motors Co.
Strike Price $10.00 Expires 7/10/16 (k)	34,575	$961,185
Strike Price $18.33 Expires 7/10/19 (k)	34,575	676,979

		1,638,164

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/16 (e)(g)(h)(k)	11	0	(n)
Unsecured Debt Expires 12/18/16 (e)(g)(h)(k)	11	0	(n)

		0	(n)

Total Warrants (Cost $1,526,502)		1,638,164

	Principal Amount
Short-Term Investment 11.4%
Repurchase Agreement 11.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $88,394,012 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $97,735,000 and a Market Value of $90,163,763)	$88,394,012	88,394,012

Total Short-Term Investment (Cost $88,394,012)		88,394,012

Total Investments, Before Investments Sold Short (Cost $737,504,075) (q)	98.1%	758,356,643

Long-Term Bond Sold Short (1.0%) Corporate Bond Sold Short (1.0%)
Corporate Bond Sold Short (1.0%)
Apparel (1.0%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,463,000)
Total Investment Sold Short (Proceeds $6,809,632)	(1.0)%	(7,463,000)

Total Investments, Net of Investments Sold Short (Cost $730,694,443)	97.1	750,893,643
Other Assets, Less Liabilities	2.9	22,361,706
Net Assets	100.0%	$773,255,349

	Contracts Short	Unrealized Appreciation (Depreciation) (o)

Futures Contracts (0.6%)
United States Treasury Notes December 2013 (10 Year) (p)	(130)	$(451,263)
United States Treasury Notes December 2013 (2 Year) (p)	(1,051)	(774,457)
United States Treasury Notes December 2013 (5 Year) (p)	(1,487)	(3,279,764)

Total Futures Contracts Short (Settlement Value $429,169,423)		(4,505,484)

Total Futures Contracts (Settlement Value $429,169,423)		$(4,505,484)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of October 31, 2013 is $5,302,580, which represents 0.7% of the Fund's net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(e)	Illiquid security—The total market value of these securities as of October 31, 2013 is $422,382, which represents 0.1% of the Fund's net assets.

(f)	Issue in default.

(g)	Fair valued security—The total market value of these securities as of October 31, 2013, is $103,731, which represents less than one-tenth of a percent of the Fund's net assets.

(h)	Restricted security.

(i)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company's stock, represents 0.2% of the Fund's net assets.

(j)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(P)).

(k)	Non-income producing security.

(l)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(m)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(n)	Less than one dollar.

(o)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(p)	As of October 31, 2013, cash in the amount of $1,792,800 is on deposit with a broker for futures transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

(q)	As of October 31, 2013, cost is $737,744,115 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$27,976,779
Gross unrealized depreciation	(7,364,251)

Net unrealized appreciation	$20,612,528

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

As of October 31, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs U.S. Dollar	12/17/13	JPMorgan Chase Bank	EUR 14,258,000	USD 19,002,625	USD	(357,616)
Pound Sterling vs. U.S. Dollar	12/17/13	JPMorgan Chase Bank	GBP 9,919,000	15,734,221		(164,761)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(522,377)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,233,871	$—		$8,233,871
Convertible Bonds (b)	—	25,077,815	50		25,077,865
Corporate Bonds (c)	—	543,551,545	103,681		543,655,226
Foreign Bonds	—	15,245,879	—		15,245,879
Foreign Government Bonds	—	3,186,015	—		3,186,015
Loan Assignments & Participations (d)	—	53,101,349	99,794		53,201,143
Mortgage-Backed Securities	—	883,137	—		883,137
U.S. Government & Federal Agencies	—	7,724,054	—		7,724,054

Total Long-Term Bonds	—	657,003,665	203,525		657,207,190

Common Stocks	4,486,159	—	—		4,486,159
Convertible Preferred Stocks	6,259,741	371,377	—		6,631,118
Warrants (e)	1,638,164	—	0	(d)	1,638,164
Short-Term Investment
Repurchase Agreement	—	88,394,012	—		88,394,012

Total Investments in Securities	$12,384,064	$745,769,054	$203,525		$758,356,643

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(7,463,000)	$—	$(7,463,000)

Total Investments in Securities Sold Short	—	(7,463,000)	—	(7,463,000)

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	(522,377)	—	(522,377)
Futures Contracts Short (f)	(4,505,484)	—	—	(4,505,484)

Total Other Financial Instruments	(4,505,484)	(522,377)	—	(5,027,861)

Total Investments in Securities Sold Short and Other Financial Instruments	$(4,505,484)	$(7,985,377)	$—	$(12,490,861)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $2,426, $17,071 and $84,184 are held in Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $99,794 represents a Loan Assignment & Participation whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013, a convertible preferred stock with a value of $392,906 was transferred from Level 1 to Level 2 as the price of this security was based on evaluated bid pricing compared with the prior year price which was based on quoted prices. The value as of October 31, 2013, for this security is based on an evaluated bid price in active markets for identical investments.

During the year ended October 31, 2013, a security with a total value of $119,693 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments & Participations obtained from the independent pricing service which were derived based on single broker quote.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Long-Term Bonds
Convertible Bonds
Internet	$50		$—	$—	$—	$—	$—		$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	1,137		—	—	—	—	(1,137	)(b)	—	—	—		—
Commercial Services	2,640		—	—	(214)	—	—		—	—	2,426		(214)
Entertainment	24,511		877	836	1,475	—	(10,628)		—	—	17,071		(877)
Retail	90,612		(108)	(109)	(1,859)	—	(4,352)		—	—	84,184		(1,450)
Loan Assignments & Participations
Real Estate	—		1,767	1,311	(2,678)	—	(20,299)		119,693	—	99,794		(2,678)
Common Stocks
Media	1,003		—	(31,487)	30,484	—	—		—	—	—		—
Warrants
Media	0	(b)	—	—	—	—	—		—	—	0	(c)	—

Total	$119,953		$2,536	$(29,499)	$26,071	$—	$(35,279)		$119,693	$—	$203,525		$(5,219)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Sales include security that was written off during the year.
(c)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $649,110,063)	$669,962,631
Repurchase agreement, at value (identified cost $88,394,012)	88,394,012
Cash collateral on deposit at broker	1,792,800
Cash denominated in foreign currencies (identified cost $516,174)	513,809
Cash	8,477
Receivables:
Fund shares sold	22,183,019
Dividends and interest	10,095,091
Investment securities sold	1,749,786
Other assets	42,800

Total assets	794,742,425

Liabilities
Investments sold short (proceeds $6,809,632)	7,463,000
Payables:
Investment securities purchased	11,164,122
Fund shares redeemed	906,027
Manager (See Note 3)	365,379
Interest on investments sold short	239,086
NYLIFE Distributors (See Note 3)	174,367
Transfer agent (See Note 3)	120,602
Broker fees and charges on short sales	42,859
Shareholder communication	35,864
Variation margin on futures contracts	24,148
Professional fees	17,941
Custodian	5,248
Trustees	1,519
Accrued expenses	5,412
Dividend payable	399,125
Unrealized depreciation on foreign currency forward contracts	522,377

Total liabilities	21,487,076

Net assets	$773,255,349

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$833,706
Additional paid-in capital	759,603,504

760,437,210
Distributions in excess of net investment income	(72,263)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(2,294,084)
Net unrealized appreciation (depreciation) on investments and futures contracts	16,347,084
Net unrealized appreciation (depreciation) on investments sold short	(653,368)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(509,230)

Net assets	$773,255,349

Investor Class
Net assets applicable to outstanding shares	$28,340,590

Shares of beneficial interest outstanding	3,034,034

Net asset value per share outstanding	$9.34
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.78

Class A
Net assets applicable to outstanding shares	$317,916,834

Shares of beneficial interest outstanding	34,270,951

Net asset value per share outstanding	$9.28
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.72

Class B
Net assets applicable to outstanding shares	$19,254,447

Shares of beneficial interest outstanding	2,084,131

Net asset value and offering price per share outstanding	$9.24

Class C
Net assets applicable to outstanding shares	$113,183,427

Shares of beneficial interest outstanding	12,260,103

Net asset value and offering price per share outstanding	$9.23

Class I
Net assets applicable to outstanding shares	$294,560,051

Shares of beneficial interest outstanding	31,721,410

Net asset value and offering price per share outstanding	$9.29

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$27,006,558
Dividends	403,246

Total income	27,409,804

Expenses
Manager (See Note 3)	3,123,506
Distribution/Service—Investor Class (See Note 3)	67,386
Distribution/Service—Class A (See Note 3)	587,153
Distribution/Service—Class B (See Note 3)	184,373
Distribution/Service—Class C (See Note 3)	768,108
Transfer agent (See Note 3)	572,525
Interest on investments sold short	517,027
Registration	98,619
Shareholder communication	92,368
Broker fees and charges on short sales	88,929
Professional fees	73,953
Custodian	31,787
Trustees	10,880
Miscellaneous	17,643

Total expenses	6,234,257

Net investment income (loss)	21,175,547

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(3,153,929)
Futures transactions	2,020,039
Foreign currency transactions	(405,489)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,539,379)

Net change in unrealized appreciation (depreciation) on:
Investments	9,684,321
Investments sold short	(35,472)
Futures contracts	(4,313,465)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(431,534)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	4,903,850

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	3,364,471

Net increase (decrease) in net assets resulting from operations	$24,540,018

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,175,547	$20,023,806
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	(1,539,379)	2,938,912
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	4,903,850	19,495,517

Net increase (decrease) in net assets resulting from operations	24,540,018	42,458,235

Dividends to shareholders:
From net investment income:
Investor Class	(1,079,562)	(1,099,420)
Class A	(9,897,802)	(9,264,000)
Class B	(612,922)	(684,741)
Class C	(2,568,418)	(2,334,598)
Class I	(6,993,037)	(7,148,524)

Total dividends to shareholders	(21,151,741)	(20,531,283)

Capital share transactions:
Net proceeds from sale of shares	536,959,441	150,767,499
Net asset value of shares issued to shareholders in reinvestment of dividends	17,368,631	16,294,896
Cost of shares redeemed	(189,205,998)	(204,697,285)

Increase (decrease) in net assets derived from capital share transactions	365,122,074	(37,634,890)

Net increase (decrease) in net assets	368,510,351	(15,707,938)

Net Assets
Beginning of year	404,744,998	420,452,936

End of year	$773,255,349	$404,744,998

Distributions in excess of net investment income at end of year	$(72,263)	$(307,796)

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.28	$8.78	$9.12	$8.47	$7.20

Net investment income (loss) (a)	0.39	0.44	0.43	0.52	0.40
Net realized and unrealized gain (loss) on investments	0.06	0.50	(0.32)	0.68	1.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.44	0.95	0.11	1.15	1.92

Less dividends and distributions:
From net investment income	(0.38)	(0.45)	(0.45)	(0.50)	(0.62)
Return of capital	—	—	—	—	(0.03)

Total dividends and distributions	(0.38)	(0.45)	(0.45)	(0.50)	(0.65)

Net asset value at end of year	$9.34	$9.28	$8.78	$9.12	$8.47

Total investment return (b)	4.76%	10.98%	1.33%	13.97%	28.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12%	4.89%	4.85%	5.93%	5.26%
Net expenses (excluding short sale expenses)	1.15%	1.19%	1.24%	1.41%	1.42%
Expenses (including short sales expenses, before waiver/reimbursement)	1.27%	1.52%	1.42%	1.45%	1.70%
Short sale expenses	0.12%	0.33%	0.18%	—	—
Portfolio turnover rate	23%	25%	26%	80%	154	%(c)
Net assets at end of year (in 000’s)	$28,341	$24,551	$20,415	$16,654	$12,200

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.22	$8.73	$9.06	$8.42	$7.16

Net investment income (loss) (a)	0.40	0.45	0.45	0.54	0.41
Net realized and unrealized gain (loss) on investments	0.06	0.49	(0.31)	0.67	1.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.45	0.95	0.14	1.16	1.92

Less dividends and distributions:
From net investment income	(0.39)	(0.46)	(0.47)	(0.52)	(0.62)
Return of capital	—	—	—	—	(0.04)

Total dividends and distributions	(0.39)	(0.46)	(0.47)	(0.52)	(0.66)

Net asset value at end of year	$9.28	$9.22	$8.73	$9.06	$8.42

Total investment return (b)	4.96%	11.26%	1.54%	14.19%	28.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25%	5.08%	5.04%	6.19%	5.41%
Net expenses (excluding short sale expenses)	1.00%	1.00%	1.03%	1.18%	1.27%
Expenses (including short sales expenses, before waiver/reimbursement)	1.12%	1.33%	1.22%	1.21%	1.37%
Short sale expenses	0.12%	0.33%	0.19%	—	—
Portfolio turnover rate	23%	25%	26%	80%	154	%(c)
Net assets at end of year (in 000’s)	$317,917	$192,009	$169,649	$109,694	$60,555

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.18	$8.70	$9.03	$8.39	$7.14

Net investment income (loss) (a)	0.31	0.37	0.36	0.45	0.34
Net realized and unrealized gain (loss) on investments	0.07	0.48	(0.31)	0.68	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.37	0.86	0.05	1.08	1.84

Less dividends and distributions:
From net investment income	(0.31)	(0.38)	(0.38)	(0.44)	(0.56)
Return of capital	—	—	—	—	(0.03)

Total dividends and distributions	(0.31)	(0.38)	(0.38)	(0.44)	(0.59)

Net asset value at end of year	$9.24	$9.18	$8.70	$9.03	$8.39

Total investment return (b)	4.05%	10.15%	0.59%	13.13%	27.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.38%	4.14%	4.10%	5.15%	4.54%
Net expenses (excluding short sales expenses)	1.90%	1.94%	1.99%	2.16%	2.17%
Expenses (including short sales expenses, before waiver/reimbursement)	2.02%	2.27%	2.16%	2.20%	2.46%
Short sale expenses	0.12%	0.33%	0.17%	—	—
Portfolio turnover rate	23%	25%	26%	80%	154	%(c)
Net assets at end of year (in 000’s)	$19,254	$17,591	$16,754	$19,352	$19,176

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.18	$8.69	$9.03	$8.39	$7.14

Net investment income (loss) (a)	0.31	0.37	0.36	0.46	0.34
Net realized and unrealized gain (loss) on investments	0.06	0.49	(0.32)	0.67	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.36	0.87	0.04	1.08	1.84

Less dividends and distributions:
From net investment income	(0.31)	(0.38)	(0.38)	(0.44)	(0.56)
Return of capital	—	—	—	—	(0.03)

Total dividends and distributions	(0.31)	(0.38)	(0.38)	(0.44)	(0.59)

Net asset value at end of year	$9.23	$9.18	$8.69	$9.03	$8.39

Total investment return (b)	4.05%	10.16%	0.48%	13.14%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34%	4.14%	4.09%	5.23%	4.50%
Net expenses (excluding short sale expenses)	1.90%	1.94%	1.99%	2.16%	2.17%
Expenses (including short sales expenses, before waiver/reimbursement)	2.02%	2.27%	2.19%	2.20%	2.45%
Short sale expenses	0.12%	0.33%	0.20%	—	—
Portfolio turnover rate	23%	25%	26%	80%	154	%(c)
Net assets at end of year (in 000’s)	$113,183	$59,159	$50,280	$28,334	$12,948

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.23	$8.73	$9.07	$8.42	$7.17

Net investment income (loss) (a)	0.41	0.47	0.46	0.58	0.43
Net realized and unrealized gain (loss) on investments	0.07	0.51	(0.31)	0.66	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.47	0.99	0.15	1.19	1.93

Less dividends and distributions:
From net investment income	(0.41)	(0.49)	(0.49)	(0.54)	(0.64)
Return of capital	—	—	—	—	(0.04)

Total dividends and distributions	(0.41)	(0.49)	(0.49)	(0.54)	(0.68)

Net asset value at end of year	$9.29	$9.23	$8.73	$9.07	$8.42

Total investment return (b)	5.32%	11.41%	1.79%	14.59%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	5.32%	5.20%	6.57%	5.75%
Net expenses (excluding short sale expenses)	0.75%	0.76%	0.78%	0.92%	0.95%
Expenses (including short sales expenses, before waiver/reimbursement)	0.87%	1.08%	1.02%	0.95%	1.12%
Short sale expenses	0.12%	0.32%	0.24%	—	—
Portfolio turnover rate	23%	25%	26%	80%	154	%(c)
Net assets at end of year (in 000’s)	$294,560	$111,435	$163,356	$5,183	$319

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Unconstrained Bond Fund, (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund's securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

32	MainStay Unconstrained Bond Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $103,731 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds, whether sold short or purchased, are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2013, the Fund held securities with a value of $99,794 that were valued by single broker quotes and/or deemed to be illiquid.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

mainstayinvestments.com	33

Notes to Financial Statements (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these

34	MainStay Unconstrained Bond Fund

transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2013, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2013, the Fund did not hold any swap contracts.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(O)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(P)  Securities Sold Short.  The Fund may engage in sale of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(Q)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund's cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or

36	MainStay Unconstrained Bond Fund

irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(R)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(S)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$1,638,164	$—	$1,638,164

Total Fair Value		$—	$1,638,164	$—	$1,638,164

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(4,505,484)	$(4,505,484)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(522,377)	—	—	(522,377)

Total Fair Value		$(522,377)	$—	$(4,505,484)	$(5,027,861)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$2,020,039	$2,020,039
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(321,547)	—	—	(321,547)

Total Realized Gain (Loss)		$(321,547)	$—	$2,020,039	$1,698,492

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$714,320	$—	$714,320
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(4,313,465)	(4,313,465)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(438,939)	—	—	(438,939)

Total Change in Unrealized Appreciation (Depreciation)		$(438,939)	$714,320	$(4,313,465)	$(4,038,084)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	69,172	—	69,172
Futures Contracts Long	—	—	160	160
Futures Contracts Short	—	—	(1,535)	(1,535)
Forward Contracts Long	$21,726,638	$—	$—	$21,726,638
Forward Contracts Short	$(26,593,641)	$—	$—	$(26,593,641)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the

“Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund's average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in

38	MainStay Unconstrained Bond Fund

excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.61% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $3,123,506.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $25,440 and $161,882, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $61, $5,832, $32,566 and $16,272, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$60,750
Class A	177,833
Class B	41,548
Class C	173,475
Class I	118,919

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$12,666,210	4.0%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accum ulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$539,481	$(6,772,146)	$(399,125)	$19,449,929	$12,818,139

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, debt versus equity adjustments, modified debt instruments and contingent payment debt instruments (CPDI). The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$211,727	$(211,727)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bond adjustments, return of capital distributions received, reclassification of consent fees and debt versus equity adjustments and CPDI.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $6,772,146 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryfor wards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 Unlimited	$473 60	$	— 6,239
Total	$533		$6,239

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$21,151,741	$20,531,283

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/Number of Warrants/Shares	Cost	10/31/13 Value		Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	$8,348	$50		0.0	%‡
ION Media Networks, Inc. Warrant, Second Lien, Expires 12/18/16	12/20/10	11	—	—	(a)	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	11	34	—	(a)	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) Corporate Bond 6.50%	1/23/08	5,000	—	74		0.0	‡
Corporate Bond 9.75%	9/4/09	160,000	—	2,352		0.0	‡
Total			$8,382	$2,476		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $21,988 and $14,314, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $373,717 and $95,483, respectively.

40	MainStay Unconstrained Bond Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	953,290	$8,941,118
Shares issued to shareholders in reinvestment of dividends and distributions	111,036	1,037,427
Shares redeemed	(615,979)	(5,761,901)

Net increase (decrease) in shares outstanding before conversion	448,347	4,216,644
Shares converted into Investor Class (See Note 1)	267,504	2,503,603
Shares converted from Investor Class (See Note 1)	(327,795)	(3,066,080)

Net increase (decrease)	388,056	$3,654,167

Year ended October 31, 2012:
Shares sold	645,626	$5,806,996
Shares issued to shareholders in reinvestment of dividends and distributions	117,500	1,052,185
Shares redeemed	(386,730)	(3,460,373)

Net increase (decrease) in shares outstanding before conversion	376,396	3,398,808
Shares converted into Investor Class (See Note 1)	267,436	2,409,801
Shares converted from Investor Class (See Note 1)	(322,045)	(2,917,361)

Net increase (decrease)	321,787	$2,891,248

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	19,841,663	$183,880,705
Shares issued to shareholders in reinvestment of dividends and distributions	881,190	8,164,324
Shares redeemed	(7,533,681)	(69,786,432)

Net increase (decrease) in shares outstanding before conversion	13,189,172	122,258,597
Shares converted into Class A (See Note 1)	380,806	3,537,523
Shares converted from Class A (See Note 1)	(131,904)	(1,227,175)

Net increase (decrease)	13,438,074	$124,568,945

Year ended October 31, 2012:
Shares sold	6,407,382	$57,237,916
Shares issued to shareholders in reinvestment of dividends and distributions	783,280	6,966,213
Shares redeemed	(6,213,341)	(55,242,568)

Net increase (decrease) in shares outstanding before conversion	977,321	8,961,561
Shares converted into Class A (See Note 1)	510,146	4,547,209
Shares converted from Class A (See Note 1)	(92,202)	(841,580)

Net increase (decrease)	1,395,265	$12,667,190

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	692,585	$6,423,923
Shares issued to shareholders in reinvestment of dividends and distributions	56,233	519,654
Shares redeemed	(391,635)	(3,614,466)

Net increase (decrease) in shares outstanding before conversion	357,183	3,329,111
Shares converted from Class B (See Note 1)	(188,867)	(1,747,871)

Net increase (decrease)	168,316	$1,581,240

Year ended October 31, 2012:
Shares sold	622,150	$5,562,910
Shares issued to shareholders in reinvestment of dividends and distributions	64,184	567,924
Shares redeemed	(332,778)	(2,938,588)

Net increase (decrease) in shares outstanding before conversion	353,556	3,192,246
Shares converted from Class B (See Note 1)	(364,335)	(3,198,069)

Net increase (decrease)	(10,779)	$(5,823)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	7,432,245	$68,600,894
Shares issued to shareholders in reinvestment of dividends and distributions	209,833	1,934,961
Shares redeemed	(1,829,732)	(16,894,460)

Net increase (decrease)	5,812,346	$53,641,395

Year ended October 31, 2012:
Shares sold	1,767,987	$15,711,137
Shares issued to shareholders in reinvestment of dividends and distributions	173,766	1,539,397
Shares redeemed	(1,279,580)	(11,345,180)

Net increase (decrease)	662,173	$5,905,354

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	29,088,460	$269,112,801
Shares issued to shareholders in reinvestment of dividends and distributions	616,901	5,712,265
Shares redeemed	(10,063,639)	(93,148,739)

Net increase (decrease)	19,641,722	$181,676,327

Year ended October 31, 2012:
Shares sold	7,440,219	$66,448,540
Shares issued to shareholders in reinvestment of dividends and distributions	696,110	6,169,177
Shares redeemed	(14,758,457)	(131,710,576)

Net increase (decrease)	(6,622,128)	$(59,092,859)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Unconstrained Bond Fund (the “Fund”), formerly the MainStay Flexible Bond Opportunities Fund, one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Unconstrained Bond Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

42	MainStay Unconstrained Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $221,657 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 1.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or subsitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	43

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

44	MainStay Unconstrained Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay Unconstrained Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32039 MS322-13	MSUB11-12/13 NL016

MainStay Government Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.04 –2.66%	3.12 4.07%	3.16 3.64%	1.16 1.16%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.89 –2.50	3.25 4.21	3.25 3.72	1.02 1.02
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.15 –3.40	2.93 3.28	2.89 2.89	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.36 –3.41	3.29 3.29	2.88 2.88	1.91 1.91
Class I Shares[4]	No Sales Charge		–2.24	4.51	4.13	0.77

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[5]	–1.37%	4.15%	4.37%
Morningstar Intermediate Government Category Average[6]	–1.66	4.67	3.91

5.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$974.00	$6.02	$1,019.10	$6.16

Class A Shares	$1,000.00	$974.70	$5.13	$1,020.00	$5.24

Class B Shares	$1,000.00	$970.10	$9.73	$1,015.30	$9.96

Class C Shares	$1,000.00	$970.10	$9.73	$1,015.30	$9.96

Class I Shares	$1,000.00	$976.20	$3.89	$1,021.30	$3.97

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.21% for Investor Class, 1.03% for Class A, 1.96% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 3/1/35 TBA
6.	Tennessee Valley Authority, 4.65%, due 6/15/35

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Government Fund returned –2.66% for Investor Class shares, –2.50% for Class A shares, –3.40% for Class B shares and –3.41% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned –2.24%. For the 12 months ended October 31, 2013, all share classes underperformed the –1.37% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.66% return of the Morningstar2 intermediate government category average. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period—duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was consistently shorter than that of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration left the Fund less sensitive to changes in U.S. Treasury yields than the benchmark, which helped relative performance as U.S. Treasury yields rose during the reporting period. Peer funds with longer durations would have faced similar disadvantages relative to the Fund.

During the reporting period, the spread5 between the two- and 30-year benchmark points on the Treasury yield curve widened. The Fund benefited from the curve reshaping relative to its peers that were more concentrated in longer-duration securities.

Agency mortgage pass-throughs6 are the largest class of securities in the Fund. Agency mortgage pass-throughs imparted a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Fund’s absolute return during the reporting period. (Contributions take weightings and total returns into account.) Notwithstanding this yield advantage, on a total return basis agency mortgage pass-throughs underperformed comparable-duration U.S. Treasury securities during the reporting period. As a result, peer funds with less exposure to mortgages than the Fund would have benefited. Moreover, mortgage-sector exposure detracted from the Fund’s performance relative to the Barclays U.S. Government Bond Index, which holds no mortgages.

Mortgages underperformed U.S. Treasury securities largely because of four factors. First, if the Federal Reserve were to taper its mortgage-purchase program, the mortgage sector would lose a key source of incremental demand. This possibility temporarily decreased prices of agency mortgage-backed securities during the reporting period, but when the anticipated tapering did not occur at the Federal Reserve’s September meeting, the prices of mortgage-backed securities partially recovered. Second, U.S. Treasury yields and mortgage rates moved higher. Under these circumstances, refinancing opportunities wane, prepayment rates slow and the durations of mortgage pass-throughs extend. Third, new government policies to assist homeowners whose loans exceed their respective home values could lower refinancing barriers and raise prepayment rates. This is especially true among higher-coupon mortgage pass-through securities, where eligible underwater loans are concentrated. In anticipation of faster prepayments, the price of mortgage pass-throughs with coupons of 4% or more declined. Fourth, the prices of agency mortgage pass-throughs fell during the summer as mortgage real estate investment trusts sold bonds to reduce leverage as the value of their assets fell with higher U.S. Treasury rates. The sales were executed at soft levels because dealers were reluctant to hold these bonds. In turn, the sales reset prices lower.

The Fund’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac and deemphasizes Ginnie Mae issues. Relative to peers, the Fund may have been underweight Ginnie Mae securities. The possibility of Japanese investors looking overseas for better yields buoyed the prospects of Ginnie Mae securities early in the reporting period. However, when demand did not materialize, Ginnie Mae prices fell sharply. This effect would have benefited the Fund relative to peers with larger Ginnie Mae allocations.

Some mortgage pass-throughs tend to be better protected against the borrowers’ call options because of structural features. An example is a pool of smaller-balance loans, as the small balance moderates the borrower’s refinancing incentive

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar intermediate government category average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities (also referred to as mortgage pass-throughs) consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

mainstayinvestments.com	9

as mortgage rates fall. The Fund emphasized call protection among its residential mortgage-backed holdings. We moderate the pace of prepayments in a low-interest-rate environment by owning securities where the borrowers’ incentives to refinance are muted. This included securities backed by 15-year loan terms; securities backed by lower-balance mortgages and securities backed by newer-production, lower-rate loans. In securitizations of higher-rate loans, we focused our attention on mortgages, originated in 2003 or earlier, where elevated loan-to-value ratios may not permit borrowers to refinance. During the reporting period, securities with call protection tended to underperform generic mortgage collateral. This portion of the mortgage sector was hampered during the reporting period by rising mortgage rates, which tended to make the call protection less valuable.

The Federal Reserve’s willingness to pump liquidity into the market (by keeping the federal funds rate close to zero) and its willingness to pressure longer-term rates lower (through direct purchases of securities, known as quantitative easing) are efforts to stimulate aggregate demand by making it more attractive to invest further out on the risk spectrum. These efforts are supportive of credit-related products, such as corporate bonds and commercial mortgage-backed securities. The Fund’s modest exposure to these sectors, which are not in the benchmark, contributed to the Fund’s performance. Peer funds with higher exposure to credit-related sectors, however, would have had a relative advantage during the reporting period.

Low turnover helped the Fund relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested, avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintained an intermediate duration of approximately four years. The duration of the Barclays U.S. Government Bond Index was one year longer.

In the current market environment, we prefer to keep the Fund’s duration on the shorter side. In periods when U.S. Treasury yields rise, this positioning helps the Fund relative to the benchmark and peer funds that have longer durations. During the reporting period we used U.S. Treasury futures to dampen the Fund’s interest-rate sensitivity. The use of these instruments allowed us to keep the Fund’s duration near the four-year target while rising U.S. Treasury yields extended mortgage durations.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund emphasized agency mortgage pass-throughs because we believed that they could offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. Our emphasis on this sector introduced incremental yield to the Fund, and it positioned the Fund to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress.

Most of the Fund’s residential mortgage exposure was taken via mortgage pass-throughs rather than collateralized mortgage obligations. The compensation currently demanded by the market for the better convexity7 of collateralized mortgage obligations appears overdone.

The Fund maintained a limited allocation to lower-coupon mortgage pass-through securities. These tend to be the longest-duration securities in the sector, and their performance could slow as U.S. Treasury yields and mortgage rates begin to rise. We de-emphasized Ginnie Mae securities on valuation concerns, because the price differential between Ginnie Mae and Fannie Mae pass-through securities had exceeded historical norms.

We maintained the Fund’s moderate exposure to credit risk as a secondary driver of Fund performance for two reasons. First, we believed that the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision by the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that relatively low interest rates would probably spark healthy demand for higher-yielding products. The Fund ended the period with an 11% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less likely to be refinanced were the weakest performers during the reporting period. Lower-balance loans often provide a measure of call protection, because the lower balance limits the borrower’s incentive to refinance. As mortgage rates rose toward the end of the reporting period, the market sharply recalibrated the worth of the call protection. Mortgage pass-throughs whose durations are longer than average (such as newer-production lower-coupon securities) had weaker performance because the

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

10	MainStay Government Fund

longer durations made the securities’ total returns more sensitive to rising U.S. Treasury yields.

Securities issued by the Tennessee Valley Authority were also weak performers, as their prices softened when a proposal to divest the government’s ownership of the utility emerged in the 2014 budget proposal from the White House.

Treasury inflation-protected securities (TIPS) underperformed nominal U.S. Treasury securities during the reporting period. The underperformance largely resulted from uneven economic growth and muted inflation expectations. The Fund’s allocation to TIPS may be lower than the allocations in peer funds. As a result, the Fund may have benefited from the better performance of nominal U.S. Treasury securities.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. The bulk of our trading activity focused on staying fully invested by reinvesting principal payments from the Fund’s mortgage securities. With the new purchases, we emphasized mortgage securities whose underlying loans were less likely to be refinanced. We also undertook several mortgage dollar rolls8 for security types in which the Fund maintains exposure in generic pools of mortgage loans rather than in specified pools. Several corporate bonds in the Fund were called, and several commercial mortgage-backed securities holdings matured.

During the summer, we sold U.S. Treasury futures. The short position in U.S. Treasury futures moderated the Fund’s interest-rate sensitivity by offsetting the extension of mortgage durations as U.S. Treasury yields rose.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Fund also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

8.	A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund will maintain liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 98.1%† Asset-Backed Security 1.3%
Utilities 1.3%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$2,525,000	$2,928,141

Total Asset-Backed Security (Cost $2,551,290)		2,928,141

Corporate Bonds 4.6%
Agriculture 1.2%
Altria Group, Inc. 2.85%, due 8/9/22	1,110,000	1,030,958
9.70%, due 11/10/18	1,149,000	1,542,940

		2,573,898

Pipelines 1.1%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,300,000	2,519,843

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,150,000	2,039,488

Telecommunications 1.4%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	2,900,000	3,119,246

Total Corporate Bonds (Cost $10,132,328)		10,252,475

Mortgage-Backed Securities 4.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.9%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,970,000	2,100,118
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	779,234
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,433,575	1,628,028
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	520,000	544,242
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	699,675

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	$488,045	$489,899
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,055,000	1,138,645
Series 2007-CB20, Class A3 5.819%, due 2/12/51	600,000	604,186
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	800,000	826,054

		8,810,081

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.605%, due 8/25/36 (c)	438,497	399,868
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, due 2/25/42 (a)(b)(d)(e)	1,406,813	1,026,952

		1,426,820

Total Mortgage-Backed Securities (Cost $10,276,802)		10,236,901

U.S. Government & Federal Agencies 87.7%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (f)	461,527	80,925
Series 361, Class 2, IO 6.00%, due 10/1/35 (f)	95,139	17,778

		98,703

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 19.9%
2.375%, due 1/13/22	2,250,000	2,205,716
2.375%, due 6/1/35 (b)	296,377	315,321
2.413%, due 2/1/37 (b)	92,397	97,797
2.50%, due 3/1/35 (b)	43,322	46,087
3.50%, due 10/1/25	697,961	735,630
♦3.50%, due 11/1/25	3,952,354	4,166,829
4.00%, due 3/1/25	1,828,600	1,940,133
4.00%, due 7/1/25	583,146	621,032
4.00%, due 8/1/31	241,273	254,915
4.00%, due 8/1/39	423,517	447,358
♦4.00%, due 12/1/40	4,129,656	4,354,026
♦4.00%, due 2/1/41	6,564,810	6,916,180
♦4.00%, due 3/1/41	7,696,608	8,119,217

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 4/1/41	$701,270	$737,211
4.00%, due 1/1/42	3,571,592	3,767,286
4.00%, due 12/1/42	982,373	1,029,974
4.50%, due 3/1/41	1,172,164	1,264,311
4.50%, due 8/1/41	1,593,577	1,712,223
5.00%, due 1/1/20	188,723	200,730
5.00%, due 6/1/33	877,952	952,029
5.00%, due 8/1/33	732,036	794,196
5.00%, due 5/1/36	773,559	834,304
5.00%, due 10/1/39	1,282,917	1,407,100
5.50%, due 1/1/21	543,619	590,670
5.50%, due 11/1/35	663,007	728,165
5.50%, due 11/1/36	186,088	204,293
6.50%, due 4/1/37	150,762	168,615

		44,611,348

Federal National Mortgage Association (Mortgage Pass-Through Securities) 51.1%
2.027%, due 11/1/34 (b)	298,450	315,680
2.333%, due 4/1/34 (b)	439,382	465,291
3.00%, due 10/1/32	1,281,887	1,293,930
3.50%, due 11/1/20	3,117,346	3,301,490
3.50%, due 10/1/25	1,554,935	1,643,918
♦3.50%, due 11/1/25	10,551,808	11,160,710
3.50%, due 11/1/32	916,775	954,782
3.50%, due 2/1/41	2,916,629	2,993,652
3.50%, due 11/1/41	2,921,929	3,002,705
3.50%, due 12/1/41	364,224	374,312
3.50%, due 1/1/42	2,331,283	2,398,137
3.50%, due 3/1/42	2,640,912	2,710,749
3.50%, due 8/1/42	1,818,849	1,844,417
3.50%, due 12/1/42	964,019	990,812
3.50%, due 2/1/43	1,437,956	1,477,896
3.50%, due 5/1/43	926,572	951,458
4.00%, due 9/1/31	2,433,102	2,590,857
4.00%, due 2/1/41	1,082,917	1,145,477
4.00%, due 3/1/41	3,003,116	3,183,138
4.00%, due 10/1/41	704,523	746,494
4.00%, due 3/1/42	1,991,650	2,089,491
4.00%, due 4/1/42	920,467	965,532
4.00%, due 6/1/42	2,259,797	2,362,563
4.00%, due 7/1/42	2,135,860	2,232,364
4.50%, due 7/1/18	2,461,767	2,616,130
4.50%, due 11/1/18	1,508,570	1,602,673
4.50%, due 6/1/23	812,334	864,314
4.50%, due 6/1/39	3,491,236	3,772,460
4.50%, due 7/1/39	2,880,757	3,121,422
4.50%, due 8/1/39	1,986,770	2,149,061
4.50%, due 9/1/40	2,051,282	2,223,999

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 12/1/40	$2,890,525	$3,106,265
♦4.50%, due 1/1/41	4,418,874	4,790,587
4.50%, due 2/1/41	1,127,596	1,220,653
4.50%, due 8/1/41	1,184,941	1,276,525
5.00%, due 9/1/17	734,090	778,487
5.00%, due 9/1/20	62,954	66,800
5.00%, due 11/1/33	860,248	937,478
5.00%, due 6/1/35	821,386	892,309
5.00%, due 10/1/35	362,571	393,782
5.00%, due 1/1/36	192,189	208,727
5.00%, due 2/1/36	1,364,093	1,481,373
5.00%, due 5/1/36	945,741	1,027,225
5.00%, due 6/1/36	173,405	188,278
5.00%, due 9/1/36	248,042	269,435
5.00%, due 3/1/40	1,912,329	2,093,291
5.00%, due 2/1/41	3,269,655	3,620,512
5.50%, due 1/1/17	48,516	51,456
5.50%, due 2/1/17	1,102,437	1,169,329
5.50%, due 6/1/19	748,467	804,586
5.50%, due 11/1/19	859,623	924,130
5.50%, due 4/1/21	1,201,304	1,301,156
5.50%, due 6/1/33	2,569,636	2,818,535
5.50%, due 11/1/33	1,476,250	1,613,817
5.50%, due 12/1/33	1,781,934	1,951,032
5.50%, due 6/1/34	428,219	467,628
5.50%, due 12/1/34	148,957	162,526
5.50%, due 3/1/35	742,014	807,420
5.50%, due 12/1/35	188,087	205,203
5.50%, due 4/1/36	607,931	662,927
5.50%, due 9/1/36	191,511	209,075
5.50%, due 7/1/37	363,186	404,508
6.00%, due 12/1/16	102,283	107,047
6.00%, due 11/1/32	447,882	496,566
6.00%, due 1/1/33	323,186	358,346
6.00%, due 3/1/33	384,402	420,604
6.00%, due 9/1/34	149,524	165,817
♦6.00%, due 3/1/35 TBA (g)	5,300,000	5,804,949
6.00%, due 9/1/35	1,136,062	1,260,233
6.00%, due 10/1/35	416,245	463,392
6.00%, due 6/1/36	426,661	467,840
6.00%, due 11/1/36	898,160	994,116
6.00%, due 4/1/37	162,925	175,328
6.50%, due 10/1/31	258,612	297,298
6.50%, due 2/1/37	107,133	125,032

		114,587,537

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.7%
4.00%, due 7/15/39	761,492	810,802
4.00%, due 9/20/40	3,034,149	3,258,669

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/20/40	$435,133	$467,284
4.00%, due 1/15/41	2,863,410	3,067,787
♦4.00%, due 10/15/41	4,066,346	4,359,834
4.50%, due 5/20/40	3,604,728	3,919,720
5.00%, due 2/20/41	869,560	952,269
5.50%, due 10/1/35 TBA (g)	2,950,000	3,222,760
6.00%, due 8/15/32	535,544	595,484
6.00%, due 12/15/32	291,560	325,900
6.50%, due 8/15/28	194,087	221,894
6.50%, due 4/15/31	531,229	615,851

		21,818,254

♦Overseas Private Investment Corporation 2.8%
5.142%, due 12/15/23	5,648,253	6,369,072

Tennessee Valley Authority 4.2%
♦4.65%, due 6/15/35	5,605,000	5,773,795
6.25%, due 12/15/17	2,980,000	3,556,585

		9,330,380

Total U.S. Government & Federal Agencies (Cost $190,377,429)		196,815,294

Total Long-Term Bonds (Cost $213,337,849)		220,232,811

Short-Term Investment 5.6%
Repurchase Agreement 5.6%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $12,544,250 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $13,550,000 and a Market Value of $12,796,728)	12,544,250	12,544,250

Total Short-Term Investment (Cost $12,544,250)		12,544,250

Total Investments (Cost $225,882,099) (j)	103.7%	232,777,061
Other Assets, Less Liabilities	(3.7)	(8,405,181)
Net Assets	100.0%	$224,371,880

	Contracts Short	Unrealized Appreciation (Depreciation) (h)
Futures Contracts (0.4%)
United States Treasury Notes December 2013 (5 Year) (i)	(220)	$(485,237)
United States Treasury Notes December 2013 (10 Year) (i)	(90)	(312,413)

Total Futures Contracts Short (Settlement Value $38,233,594)		$(797,650)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(c)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(d)	Illiquid security—The total market value of this security as of October 31, 2013 is $1,026,952, which represents 0.5% of the Fund’s net assets.

(e)	Fair valued security—The total market value of this security as of October 31, 2013 is $1,026,952, which represents 0.5% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2013, is $9,027,709, which represents 4.0% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(i)	As of October 31, 2013, cash in the amount of $330,750 is on deposit with a broker for futures transactions.

(j)	As of October 31, 2013, cost is $225,882,099 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,757,175
Gross unrealized depreciation	(1,862,213)

Net unrealized appreciation	$6,894,962

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,928,141	$—	$2,928,141
Corporate Bonds	—	10,252,475	—	10,252,475
Mortgage-Backed Securities (b)	—	9,209,949	1,026,952	10,236,901
U.S. Government & Federal Agencies	—	196,815,294	—	196,815,294

Total Long-Term Bonds	—	219,205,859	1,026,952	220,232,811

Short-Term Investment
Repurchase Agreement	—	12,544,250	—	12,544,250

Total Investments in Securities	$—	$231,750,109	$1,026,952	$232,777,061

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(797,650)	$—	$—	$(797,650)

Total Other Financial Instruments	$(797,650)	$—	$—	$(797,650)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,026,952 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	$1,101,621	$627	$1,407	$(78,108)	$84,811	$(83,406	)(b)	$—	$—	$1,026,952	$(105,415)

Total	$1,101,621	$627	$1,407	$(78,108)	$84,811	$(83,406)		$—	$—	$1,026,952	$(105,415)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $225,882,099)	$232,777,061
Cash collateral on deposit at broker	330,750
Receivables:
Interest	944,479
Fund shares sold	130,080
Variation margin on futures contracts	12,344
Investment securities sold	8,561
Other assets	18,737

Total assets	234,222,012

Liabilities
Payables:
Investment securities purchased	9,015,984
Fund shares redeemed	483,999
Transfer agent (See Note 3)	113,872
Manager (See Note 3)	89,674
NYLIFE Distributors (See Note 3)	65,507
Shareholder communication	30,087
Professional fees	13,587
Custodian	3,011
Trustees	536
Accrued expenses	4,217
Dividend payable	29,658

Total liabilities	9,850,132

Net assets	$224,371,880

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$261,588
Additional paid-in capital	216,853,844

217,115,432
Distributions in excess of net investment income	(29,658)
Accumulated net realized gain (loss) on investments and futures transactions	1,188,794
Net unrealized appreciation (depreciation) on investments and futures contracts	6,097,312

Net assets	$224,371,880

Investor Class
Net assets applicable to outstanding shares	$50,200,070

Shares of beneficial interest outstanding	5,836,197

Net asset value per share outstanding	$8.60
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.01

Class A
Net assets applicable to outstanding shares	$143,234,359

Shares of beneficial interest outstanding	16,714,819

Net asset value per share outstanding	$8.57
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.97

Class B
Net assets applicable to outstanding shares	$14,783,267

Shares of beneficial interest outstanding	1,725,538

Net asset value and offering price per share outstanding	$8.57

Class C
Net assets applicable to outstanding shares	$12,593,448

Shares of beneficial interest outstanding	1,470,719

Net asset value and offering price per share outstanding	$8.56

Class I
Net assets applicable to outstanding shares	$3,560,736

Shares of beneficial interest outstanding	411,530

Net asset value and offering price per share outstanding	$8.65

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$8,201,943

Expenses
Manager (See Note 3)	1,388,530
Distribution/Service—Investor Class (See Note 3)	135,888
Distribution/Service—Class A (See Note 3)	398,327
Distribution/Service—Class B (See Note 3)	185,706
Distribution/Service—Class C (See Note 3)	197,146
Transfer agent (See Note 3)	685,392
Registration	76,350
Shareholder communication	60,724
Professional fees	59,773
Custodian	18,933
Trustees	5,199
Miscellaneous	12,511

Total expenses before waiver/reimbursement	3,224,479
Expense waiver/reimbursement from Manager (See Note 3)	(158,810)

Net expenses	3,065,669

Net investment income (loss)	5,136,274

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	898,798
Futures transactions	321,536

Net realized gain (loss) on investments and futures transactions	1,220,334

Net change in unrealized appreciation (depreciation) on:
Investments	(12,708,797)
Futures contracts	(797,650)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,506,447)

Net realized and unrealized gain (loss) on investments and futures transactions	(12,286,113)

Net increase (decrease) in net assets resulting from operations	$(7,149,839)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,136,274	$6,699,419
Net realized gain (loss) on investments and futures transactions	1,220,334	1,112,552
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,506,447)	5,113,508

Net increase (decrease) in net assets resulting from operations	(7,149,839)	12,925,479

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,111,828)	(1,402,870)
Class A	(3,529,657)	(4,505,357)
Class B	(240,849)	(386,316)
Class C	(251,321)	(479,756)
Class I	(100,949)	(123,869)

	(5,234,604)	(6,898,168)

From net realized gain on investments:
Investor Class	(199,692)	(160,179)
Class A	(601,802)	(479,452)
Class B	(75,460)	(69,111)
Class C	(94,570)	(81,368)
Class I	(19,247)	(10,359)

	(990,771)	(800,469)

Total dividends and distributions to shareholders	(6,225,375)	(7,698,637)

Capital share transactions:
Net proceeds from sale of shares	15,207,807	45,617,984
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,625,135	6,706,090
Cost of shares redeemed	(70,561,537)	(64,943,577)

Increase (decrease) in net assets derived from capital share transactions	(49,728,595)	(12,619,503)

Net increase (decrease) in net assets	(63,103,809)	(7,392,661)

Net Assets
Beginning of year	287,475,689	294,868,350

End of year	$224,371,880	$287,475,689

Undistributed (distributions in excess of) net investment income at end of year	$(29,658)	$37,350

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.05	$8.90	$9.03	$8.75	$8.16

Net investment income (loss) (a)	0.18	0.21	0.23	0.21	0.26
Net realized and unrealized gain (loss) on investments	(0.42)	0.17	(0.00)‡	0.28	0.59

Total from investment operations	(0.24)	0.38	0.23	0.49	0.85

Less dividends and distributions:
From net investment income	(0.18)	(0.21)	(0.27)	(0.21)	(0.26)
From net realized gain on investments	(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.21)	(0.23)	(0.36)	(0.21)	(0.26)

Net asset value at end of year	$8.60	$9.05	$8.90	$9.03	$8.75

Total investment return (b)	(2.66%)	4.42%	2.73%	5.67%	10.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%	2.32%	2.61%	2.37%	2.99%
Net expenses	1.19%	1.17%	1.17%	1.15%	1.04%
Expenses (before waiver/reimbursement)	1.25%	1.28%	1.31%	1.32%	1.34%
Portfolio turnover rate (c)	28%	37%	62%	132%	103%
Net assets at end of year (in 000’s)	$50,200	$57,666	$59,533	$62,350	$63,591

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43%, 19% and 45% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.02	$8.86	$9.00	$8.72	$8.13

Net investment income (loss) (a)	0.19	0.22	0.24	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.41)	0.19	(0.01)	0.28	0.59

Total from investment operations	(0.22)	0.41	0.23	0.50	0.86

Less dividends and distributions:
From net investment income	(0.20)	(0.23)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.23)	(0.25)	(0.37)	(0.22)	(0.27)

Net asset value at end of year	$8.57	$9.02	$8.86	$9.00	$8.72

Total investment return (b)	(2.50%)	4.70%	2.76%	5.81%	10.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%	2.46%	2.74%	2.49%	3.11%
Net expenses	1.03%	1.03%	1.03%	1.03%	0.92%
Expenses (before waiver/reimbursement)	1.09%	1.14%	1.17%	1.20%	1.21%
Portfolio turnover rate (c)	28%	37%	62%	132%	103%
Net assets at end of year (in 000’s)	$143,234	$174,621	$176,253	$187,828	$187,771

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43%, 19% and 45% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.02	$8.86	$9.00	$8.71	$8.13

Net investment income (loss) (a)	0.11	0.14	0.16	0.14	0.19
Net realized and unrealized gain (loss) on investments	(0.42)	0.19	(0.00)‡	0.29	0.59

Total from investment operations	(0.31)	0.33	0.16	0.43	0.78

Less dividends and distributions:
From net investment income	(0.11)	(0.15)	(0.21)	(0.14)	(0.20)
From net realized gain on investments	(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.14)	(0.17)	(0.30)	(0.14)	(0.20)

Net asset value at end of year	$8.57	$9.02	$8.86	$9.00	$8.71

Total investment return (b)	(3.40%)	3.77%	1.85%	5.02%	9.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.57%	1.85%	1.62%	2.24%
Net expenses	1.94%	1.92%	1.92%	1.90%	1.79%
Expenses (before waiver/reimbursement)	2.00%	2.03%	2.06%	2.07%	2.09%
Portfolio turnover rate (c)	28%	37%	62%	132%	103%
Net assets at end of year (in 000’s)	$14,783	$21,826	$25,644	$36,859	$45,178

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43%, 19% and 45% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.01	$8.86	$9.00	$8.71	$8.12

Net investment income (loss) (a)	0.11	0.14	0.16	0.14	0.19
Net realized and unrealized gain (loss) on investments	(0.42)	0.18	(0.00)‡	0.29	0.60

Total from investment operations	(0.31)	0.32	0.16	0.43	0.79

Less dividends and distributions:
From net investment income	(0.11)	(0.15)	(0.21)	(0.14)	(0.20)
From net realized gain on investments	(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.14)	(0.17)	(0.30)	(0.14)	(0.20)

Net asset value at end of year	$8.56	$9.01	$8.86	$9.00	$8.71

Total investment return (b)	(3.41%)	3.66%	1.85%	5.02%	9.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.57%	1.86%	1.62%	2.23%
Net expenses	1.94%	1.92%	1.92%	1.90%	1.80%
Expenses (before waiver/reimbursement)	2.00%	2.03%	2.06%	2.07%	2.09%
Portfolio turnover rate (c)	28%	37%	62%	132%	103%
Net assets at end of year (in 000’s)	$12,593	$27,610	$29,441	$33,523	$32,659

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43%, 19% and 45% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.10	$8.94	$9.08	$8.79	$8.19

Net investment income (loss) (a)	0.21	0.24	0.26	0.24	0.30
Net realized and unrealized gain (loss) on investments	(0.41)	0.19	(0.00)‡	0.29	0.61

Total from investment operations	(0.20)	0.43	0.26	0.53	0.91

Less dividends and distributions:
From net investment income	(0.22)	(0.25)	(0.31)	(0.24)	(0.31)
From net realized gain on investments	(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.40)	(0.24)	(0.31)

Net asset value at end of year	$8.65	$9.10	$8.94	$9.08	$8.79

Total investment return (b)	(2.24%)	4.92%	2.99%	6.14%	11.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%	2.69%	2.99%	2.74%	3.52%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.51%
Expenses (before waiver/reimbursement)	0.84%	0.89%	0.92%	0.95%	0.97%
Portfolio turnover rate (c)	28%	37%	62%	132%	103%
Net assets at end of year (in 000’s)	$3,561	$5,753	$3,998	$4,284	$1,746

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 16%, 43%, 19% and 45% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via tele-

conference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

22	MainStay Government Fund

inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the cred-

itworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables

24	MainStay Government Fund

for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(797,650)	$(797,650)

Total Fair Value		$(797,650)	$(797,650)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$321,536	$321,536

Total Realized Gain (Loss)		$321,536	$321,536

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(797,650)	$(797,650)

Total Change in Unrealized Appreciation (Depreciation)		$(797,650)	$(797,650)

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Long	(293)	(293)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

Additionally, New York life Investments had contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.5% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $1,388,530 and waived its fees and/or reimbursed expenses in the amount of $158,810.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,905 and $8,313, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $2,477, $36,758 and $829, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

26	MainStay Government Fund

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$202,255
Class A	332,439
Class B	69,008
Class C	73,058
Class I	8,632

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$391,144	$(29,658)	$6,894,962	$7,256,448

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$31,322	$(31,322)	$—

The reclassifications for the Fund are primarily due to distribution re-designations and mortgage dollar rolls.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$5,193,857	$6,898,168
Long-Term Capital Gain	1,031,518	800,469
Total	$6,225,375	$7,698,637

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $69,525 and $115,428, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $2,234 and $12,733, respectively.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	232,544	$2,064,076
Shares issued to shareholders in reinvestment of dividends and distributions	141,775	1,249,696
Shares redeemed	(1,143,964)	(10,028,573)

Net increase (decrease) in shares outstanding before conversion	(769,645)	(6,714,801)
Shares converted into Investor Class (See Note 1)	372,245	3,264,966
Shares converted from Investor Class (See Note 1)	(135,809)	(1,198,876)

Net increase (decrease)	(533,209)	$(4,648,711)

Year ended October 31, 2012:
Shares sold	412,800	$3,701,825
Shares issued to shareholders in reinvestment of dividends and distributions	165,025	1,479,583
Shares redeemed	(979,647)	(8,792,514)

Net increase (decrease) in shares outstanding before conversion	(401,822)	(3,611,106)
Shares converted into Investor Class (See Note 1)	426,787	3,827,336
Shares converted from Investor Class (See Note 1)	(347,894)	(3,123,154)

Net increase (decrease)	(322,929)	$(2,906,924)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	793,360	$6,970,145
Shares issued to shareholders in reinvestment of dividends and distributions	425,500	3,736,011
Shares redeemed	(3,972,078)	(34,779,426)

Net increase (decrease) in shares outstanding before conversion	(2,753,218)	(24,073,270)
Shares converted into Class A (See Note 1)	257,563	2,262,787
Shares converted from Class A (See Note 1)	(147,227)	(1,280,945)

Net increase (decrease)	(2,642,882)	$(23,091,428)

Year ended October 31, 2012:
Shares sold	2,981,393	$26,634,948
Shares issued to shareholders in reinvestment of dividends and distributions	486,925	4,350,002
Shares redeemed	(4,423,774)	(39,645,645)

Net increase (decrease) in shares outstanding before conversion	(955,456)	(8,660,695)
Shares converted into Class A (See Note 1)	554,513	4,951,502
Shares converted from Class A (See Note 1)	(124,452)	(1,117,443)

Net increase (decrease)	(525,395)	$(4,826,636)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	284,431	$2,497,083
Shares issued to shareholders in reinvestment of dividends and distributions	31,518	277,771
Shares redeemed	(662,796)	(5,774,188)

Net increase (decrease) in shares outstanding before conversion	(346,847)	(2,999,334)
Shares converted from Class B (See Note 1)	(347,821)	(3,047,932)

Net increase (decrease)	(694,668)	$(6,047,266)

Year ended October 31, 2012:
Shares sold	460,007	$4,114,324
Shares issued to shareholders in reinvestment of dividends and distributions	45,752	408,147
Shares redeemed	(470,076)	(4,205,073)

Net increase (decrease) in shares outstanding before conversion	35,683	317,398
Shares converted from Class B (See Note 1)	(509,203)	(4,538,241)

Net increase (decrease)	(473,520)	$(4,220,843)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	240,284	$2,123,089
Shares issued to shareholders in reinvestment of dividends and distributions	29,113	256,527
Shares redeemed	(1,861,629)	(16,340,739)

Net increase (decrease)	(1,592,232)	$(13,961,123)

Year ended October 31, 2012:
Shares sold	786,623	$7,017,951
Shares issued to shareholders in reinvestments of dividends and distributions	39,185	349,640
Shares redeemed	(1,086,482)	(9,710,415)

Net increase (decrease)	(260,674)	$(2,342,824)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	174,827	$1,553,414
Shares issued to shareholders in reinvestment of dividends and distributions	11,838	105,130
Shares redeemed	(407,043)	(3,638,611)

Net increase (decrease)	(220,378)	$(1,980,067)

Year ended October 31, 2012:
Shares sold	459,198	$4,148,936
Shares issued to shareholders in reinvestment of dividends and distributions	13,153	118,718
Shares redeemed	(287,451)	(2,589,930)

Net increase (decrease)	184,900	$1,677,724

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Government Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,031,518 as a long term capital gain distribution.

In February 2014 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Government Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Government Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	33

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Government Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31968 MS322-13	MSG11-12/13 NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.41 7.24%	12.99 14.03%	7.25 7.74%	1.03 1.03%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.33 7.15	13.02 14.07	7.27 7.76	1.00 1.00
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.36 6.36	12.90 13.15	6.93 6.93	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.36 6.36	13.14 13.14	6.93 6.93	1.78 1.78
Class I Shares[4]	No Sales Charge		7.40	14.31	8.03	0.75
Class R1 Shares[5]	No Sales Charge		7.32	14.16	7.90	0.87
Class R2 Shares[6]	No Sales Charge		7.06	13.92	7.67	1.10
Class R6 Shares[7]	No Sales Charge		7.65	14.36	8.05	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
6.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[8]	8.87%	17.01%	8.63%
Average Lipper High Yield Fund[9]	8.19	15.21	7.50

8.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,013.50	$5.23	$1,020.00	$5.24

Class A Shares	$1,000.00	$1,013.70	$5.18	$1,020.10	$5.19

Class B Shares	$1,000.00	$1,009.90	$9.02	$1,016.20	$9.05

Class C Shares	$1,000.00	$1,008.20	$9.01	$1,016.20	$9.05

Class I Shares	$1,000.00	$1,013.30	$3.91	$1,021.30	$3.92

Class R1 Shares	$1,000.00	$1,014.50	$4.47	$1,020.80	$4.48

Class R2 Shares	$1,000.00	$1,011.70	$5.68	$1,019.60	$5.70

Class R6 Shares[2,3]	$1,000.00	$1,027.90	$2.23	$1,016.40	$2.22

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.03% for Investor Class, 1.02% for Class A, 1.78% for Class B and C, 0.77% for Class I, 0.88% for Class R1, 1.12% for Class R2 and 0.59% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 (to reflect the one-half year period) and 136 days for Class R6 (to reflect the since-inception period). The table above represents actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2013. Had these shares been offered for the full six-month period ended October 31, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.01 for Class R6 and the ending account value would have been $1,022.20 for Class R6.
3.	The inception date for Class R6 shares was June 17, 2013.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Texas Industries, Inc., 9.25%, due 8/15/20

2.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

3.	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%–10.875%, due 4/1/15–7/1/21

4.	Schaeffler Finance B.V., 4.75%–8.50%, due 2/15/17–5/15/21

5.	Seagate HDD Cayman, 4.75%–7.00%, due 11/1/21–6/1/23
6.	MetroPCS Wireless, Inc., 6.25%–6.625%, due 4/1/21–4/1/23

7.	Concho Resources, Inc., 5.50%–7.00%, due 1/15/21–4/1/23

8.	Ally Financial, Inc., 6.25%–8.30%, due 2/12/15–11/1/31

9.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

10.	HCA, Inc., 4.75%–9.00%, due 12/15/14–9/15/25

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 7.24% for Investor Class shares, 7.15% for Class A shares and 6.36% for Class B and Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 7.40%, Class R1 shares returned 7.32%, Class R2 shares returned 7.06% and Class R6 shares returned 7.65%. For the 12 months ended October 31, 2013, all share classes underperformed the 8.87% return of the Credit Suisse High Yield Index,1 which is the Fund’s broad- based securities-market index, and the 8.19% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Fund remained conservatively positioned throughout the reporting period because we believed that valuations (as measured by spreads)3 and the resiliency of credit profiles in the higher-quality portion of the high-yield corporate bond market were more attractive. In addition, we viewed valuations in the higher-risk segment of the high-yield market to be generally unattractive. We believe that the riskier segment of the high-yield market is particularly vulnerable because of weak credit profiles and the challenging outlook for corporate earnings. Nevertheless, the Fund’s underweight position relative to the broad high-yield market in credit risk detracted from relative performance during the reporting period, as credits rated CCC4 significantly outperformed the rest of the market.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield corporate bond market generated strong returns for the 12 months ended October 31, 2013, as market liquidity and exceptionally low interest rates continued to fuel demand for income-generating assets.

Because the Fund uses a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. During the reporting period, we generally believed that valuations for most of the riskier high-yield bonds were unattractive, and we positioned the Fund more conservatively.

During the reporting period, which industries were the strongest positive contributors to the Fund’s absolute performance and which industries were particularly weak?

The strongest positive industry contributions to the Fund’s absolute performance came from investments in energy, financials and transportation. Although no industries generated negative absolute returns during the reporting period, positions in the metals & mining, aerospace and retail industries contributed the least to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased the bonds of MetroPCS in anticipation of its May 2013 merger with T-Mobile US, 74% of which is owned by Deutsche Telekom AG. We believed that the combined company would generate meaningful free cash flow and lower leverage. In addition, we felt that Deutsche Telekom’s ownership position in both the debt and the equity would provide meaningful support. The Fund also initiated a position in Rex Energy, an oil and gas producer. Most of the company’s assets are in proved reserves and had ample reserve asset coverage.

During the reporting period, the Fund sold its position in Brazilian private oil and gas company OGX Petroleo after losing confidence in the company’s asset value. OGX Petroleo has had very disappointing production and cost performance. The Fund also eliminated its position in department store J.C. Penney. The Fund’s bonds in gaming company Station Casinos were called.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weights in the Fund. There was a small increase in the Fund’s exposure to housing and industries because of attractive valuations and yield levels. During the reporting period, the Fund reduced its exposure in the gaming/leisure and health care industries.

1.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation and housing industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the media and energy industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 94.8%† Convertible Bonds 0.1%
Electric 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$4,132,968	$6,075,462

Internet 0.0%‡
At Home Corp. 4.75%, due 12/15/49 (c)(d)(e)(f)	61,533,853	6,154

Total Convertible Bonds (Cost $4,159,725)		6,081,616

Corporate Bonds 91.3%
Advertising 0.3%
Lamar Media Corp. 5.875%, due 2/1/22	11,000,000	11,357,500
7.875%, due 4/15/18	7,490,000	7,976,850
9.75%, due 4/1/14	9,780,000	10,122,300

		29,456,650

Aerospace & Defense 1.7%
AAR Corp. 7.25%, due 1/15/22	20,565,000	21,696,075
7.25%, due 1/15/22 (a)	8,795,000	9,278,725
Alliant Techsystems, Inc. 5.25%, due 10/1/21 (a)	3,655,000	3,677,844
6.875%, due 9/15/20	12,270,000	13,098,225
B/E Aerospace, Inc. 5.25%, due 4/1/22	29,690,000	30,506,475
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (a)	13,569,000	13,619,884
GenCorp, Inc. 7.125%, due 3/15/21 (a)	22,564,000	24,143,480
TransDigm, Inc. 5.50%, due 10/15/20	4,840,000	4,876,300
7.75%, due 12/15/18	24,730,000	26,584,750

		147,481,758

Apparel 0.5%
Hanesbrands, Inc. 8.00%, due 12/15/16	6,915,000	7,244,154
William Carter Co. (The) 5.25%, due 8/15/21 (a)	17,520,000	17,782,800
Wolverine World Wide, Inc. 6.125%, due 10/15/20	13,709,000	14,600,085

		39,627,039

Auto Manufacturers 0.7%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	26,100,000	26,100,000

	Principal Amount	Value

Auto Manufacturers (continued)
Jaguar Land Rover Automotive PLC 5.625%, due 2/1/23 (a)	$8,495,000	$8,431,288
8.125%, due 5/15/21 (a)	9,590,000	10,884,650
Oshkosh Corp. 8.25%, due 3/1/17	9,644,000	10,222,640
8.50%, due 3/1/20	2,010,000	2,221,050

		57,859,628

Auto Parts & Equipment 5.1%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	31,185,000	33,601,837
Chassix, Inc. 9.25%, due 8/1/18 (a)	12,000,000	12,870,000
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	18,400,000	19,296,080
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	45,044,000	48,422,300
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (a)(b)	10,675,000	10,755,063
Dana Holding Corp. 6.50%, due 2/15/19	17,319,000	18,531,330
6.75%, due 2/15/21	6,898,000	7,501,575
Delphi Corp. 5.875%, due 5/15/19	22,280,000	23,728,200
6.125%, due 5/15/21	1,300,000	1,430,000
Exide Technologies 8.625%, due 2/1/18 (f)	64,863,000	50,593,140
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	13,960,000	14,378,800
♦Schaeffler Finance B.V. 4.75%, due 5/15/21 (a)	36,944,000	36,851,640
7.75%, due 2/15/17 (a)	45,603,000	51,759,405
8.50%, due 2/15/19 (a)	12,575,000	14,146,875
Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	48,612,000	51,771,780
Tenneco, Inc. 6.875%, due 12/15/20	10,225,000	11,196,375
7.75%, due 8/15/18	1,300,000	1,404,000
Titan International, Inc. 6.875%, due 10/1/20 (a)	8,640,000	8,856,000
TRW Automotive, Inc. 4.50%, due 3/1/21 (a)	9,065,000	9,246,300
7.00%, due 3/15/14 (a)	7,680,000	7,852,800
7.25%, due 3/15/17 (a)	4,400,000	5,049,000
8.875%, due 12/1/17 (a)	11,595,000	12,174,866

		451,417,366

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held as of October 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks 1.1%
♦Ally Financial, Inc. 6.25%, due 12/1/17	$9,836,000	$10,893,370
7.50%, due 9/15/20	10,228,000	11,966,760
8.00%, due 11/1/31	27,822,000	32,843,871
8.30%, due 2/12/15	22,520,000	24,406,050
Provident Funding Associates, L.P. 6.75%, due 6/15/21 (a)	10,950,000	11,196,375
10.125%, due 2/15/19 (a)	6,460,000	7,186,750

		98,493,176

Beverages 0.6%
Constellation Brands, Inc. 4.25%, due 5/1/23	10,885,000	10,435,994
Cott Beverages, Inc. 8.125%, due 9/1/18	10,215,000	11,019,431
8.375%, due 11/15/17	32,284,000	33,736,780

		55,192,205

Building Materials 3.6%
Boise Cascade Co. 6.375%, due 11/1/20	17,300,000	18,078,500
6.375%, due 11/1/20 (a)	4,325,000	4,519,625
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	11,681,000	12,703,088
6.875%, due 8/15/18 (a)	17,498,000	18,635,370
7.00%, due 2/15/20 (a)	8,265,000	8,884,875
7.50%, due 3/15/20 (a)	18,875,000	20,337,813
CPG Merger Sub LLC 8.00%, due 10/1/21 (a)	7,570,000	7,834,950
Gibraltar Industries, Inc. 6.25%, due 2/1/21	8,525,000	8,823,375
Griffon Corp. 7.125%, due 4/1/18	6,185,000	6,610,219
Headwaters, Inc. 7.625%, due 4/1/19	18,665,000	19,878,225
Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	20,585,000	23,518,362
♦Texas Industries, Inc. 9.25%, due 8/15/20	98,575,000	108,925,375
USG Corp. 6.30%, due 11/15/16	6,565,000	7,024,550
7.875%, due 3/30/20 (a)	13,850,000	15,235,000
Vulcan Materials Co. 6.40%, due 11/30/17	2,579,000	2,836,900
6.50%, due 12/1/16	23,345,000	25,854,587
7.50%, due 6/15/21	3,655,000	4,107,306

		313,808,120

Chemicals 2.5%
Axiall Corp. 4.875%, due 5/15/23 (a)	12,288,000	11,781,120

	Principal Amount	Value

Chemicals (continued)
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	$13,465,000	$13,229,363
Eagle Spinco, Inc. 4.625%, due 2/15/21 (a)	1,639,000	1,585,733
Ineos Finance PLC 7.50%, due 5/1/20 (a)	18,965,000	20,719,262
8.375%, due 2/15/19 (a)	11,120,000	12,398,800
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	17,200,000	17,931,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	15,240,000	15,163,800
NOVA Chemicals Corp. 5.25%, due 8/1/23 (a)	1,250,000	1,275,000
8.625%, due 11/1/19	7,035,000	7,773,675
Olin Corp. 5.50%, due 8/15/22	12,924,000	12,988,620
8.875%, due 8/15/19	23,156,000	25,471,600
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	51,425,000	55,410,437
PolyOne Corp. 5.25%, due 3/15/23	27,026,000	26,857,087
7.375%, due 9/15/20	726,000	804,045

		223,389,542

Coal 2.3%
Arch Coal, Inc. 7.00%, due 6/15/19	39,783,000	30,831,825
7.25%, due 10/1/20	6,520,000	4,963,350
8.75%, due 8/1/16	4,240,000	4,240,000
9.875%, due 6/15/19	6,170,000	5,244,500
CONSOL Energy, Inc. 6.375%, due 3/1/21	2,729,000	2,858,628
8.00%, due 4/1/17	48,731,000	51,654,860
Peabody Energy Corp. 6.00%, due 11/15/18	11,520,000	12,153,600
6.25%, due 11/15/21	14,950,000	15,435,875
6.50%, due 9/15/20	31,490,000	33,221,950
7.875%, due 11/1/26	1,642,000	1,691,260
Penn Virginia Resource Partners, L.P. /Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	16,531,000	17,564,187
Penn Virginia Resource Partners, L.P. /Penn Virginia Resource Finance Corp. II 6.50%, due 5/15/21 (a)	13,510,000	13,915,300
8.375%, due 6/1/20	7,236,000	8,031,960

		201,807,295

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 4.4%
ADT Corp. (The) 6.25%, due 10/15/21 (a)	$10,200,000	$10,824,750
Alliance Data Systems Corp. 5.25%, due 12/1/17 (a)	20,200,000	20,831,250
6.375%, due 4/1/20 (a)	14,980,000	15,616,650
American Capital, Ltd. 6.50%, due 9/15/18 (a)	23,610,000	24,495,375
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	16,776,000	16,440,480
8.25%, due 1/15/19	5,240,000	5,711,600
9.75%, due 3/15/20	16,240,000	19,000,800
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18	5,265,000	5,343,975
Cenveo Corp. 8.875%, due 2/1/18	16,760,000	16,885,700
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	25,171,000	25,863,202
Hertz Corp. (The) 4.25%, due 4/1/18 (a)	8,740,000	8,761,850
5.875%, due 10/15/20	2,385,000	2,510,213
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	12,570,000	13,324,200
Knowledge Universe Education LLC 7.75%, due 2/1/15 (a)	29,180,000	28,742,300
PHH Corp. 7.375%, due 9/1/19	11,294,000	11,943,405
9.25%, due 3/1/16	12,151,000	14,064,782
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50% (c)(d)(e)(g)	460,000	6,762
9.75% (c)(d)(e)(g)	26,020,000	382,494
Service Corporation International 5.375%, due 1/15/22 (a)	6,000,000	6,060,000
Sotheby's 5.25%, due 10/1/22 (a)	10,335,000	9,869,925
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	24,985,000	26,733,950
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (a)(b)	33,225,000	35,467,687
United Rentals North America, Inc. 5.75%, due 7/15/18	12,005,000	12,875,363
6.125%, due 6/15/23	245,000	251,738
7.375%, due 5/15/20	3,624,000	4,040,760
7.625%, due 4/15/22	19,217,000	21,523,040
Valassis Communications, Inc. 6.625%, due 2/1/21	16,510,000	16,468,725

	Principal Amount	Value

Commercial Services (continued)
WEX, Inc. 4.75%, due 2/1/23 (a)	$15,700,000	$14,601,000

		388,641,976

Computers 1.5%
iGATE Corp. 9.00%, due 5/1/16	19,286,000	20,732,450
NCR Corp. 4.625%, due 2/15/21	13,235,000	13,069,563
5.00%, due 7/15/22	5,600,000	5,516,000
♦Seagate HDD Cayman 4.75%, due 6/1/23 (a)	83,115,000	80,829,337
7.00%, due 11/1/21	5,640,000	6,232,200
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,110,350

		134,489,900

Distribution & Wholesale 0.6%
American Tire Distributors, Inc. 9.75%, due 6/1/17	34,845,000	37,022,812
LKQ Corp. 4.75%, due 5/15/23 (a)	17,545,000	16,711,613

		53,734,425

Diversified Financial Services 1.3%
CNG Holdings, Inc. 9.375%, due 5/15/20 (a)	21,424,000	20,299,240
Community Choice Financial, Inc. 10.75%, due 5/1/19	29,730,000	28,243,500
12.75%, due 5/1/20 (a)(c)	9,500,000	9,381,250
Ford Holdings LLC 9.30%, due 3/1/30	18,155,000	25,117,951
9.375%, due 3/1/20	1,695,000	2,183,621
National Money Mart Co. 10.375%, due 12/15/16	23,490,000	24,429,600

		109,655,162

Electric 2.2%
Calpine Corp. 5.875%, due 1/15/24 (a)	11,600,000	11,629,000
6.00%, due 1/15/22 (a)	24,390,000	25,304,625
7.50%, due 2/15/21 (a)	4,175,000	4,509,000
♦GenOn Energy, Inc. 7.875%, due 6/15/17	62,580,000	69,150,900
9.50%, due 10/15/18	32,230,000	37,064,500
GenOn REMA LLC Series C 9.681%, due 7/2/26	6,425,000	6,682,000
Mirant Americas Generation LLC 9.125%, due 5/1/31	21,690,000	23,208,300
PNM Resources, Inc. 9.25%, due 5/15/15	6,241,000	6,958,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Public Service Co. of New Mexico 7.95%, due 5/15/18	$5,812,000	$7,002,088

		191,509,128

Electrical Components & Equipment 0.9%
Anixter, Inc. 5.625%, due 5/1/19	8,110,000	8,515,500
Belden, Inc. 5.50%, due 9/1/22 (a)	39,566,000	39,566,000
General Cable Corp. 5.75%, due 10/1/22 (a)	27,250,000	27,113,750

		75,195,250

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	22,314,000	21,588,795

Engineering & Construction 0.7%
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	32,115,000	17,261,812
13.00%, due 3/15/18 (d)	40,935,291	42,982,056
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23 (a)	3,280,000	3,173,400

		63,417,268

Entertainment 2.2%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	37,760,000	40,969,600
GLP Capital LP / GLP Financing II, Inc. 4.375%, due 11/1/18 (a)	7,880,000	8,037,600
4.875%, due 11/1/20 (a)	10,505,000	10,583,787
5.375%, due 11/1/23 (a)	9,750,000	9,847,500
MU Finance PLC 8.375%, due 2/1/17 (a)	24,801,547	26,165,632
NAI Entertainment Holdings / NAI Entertainment Finance Corp. 5.00%, due 8/1/18 (a)	15,890,000	16,287,250
Pinnacle Entertainment, Inc. 7.50%, due 4/15/21	8,209,000	9,009,377
Production Resource Group, Inc. 8.875%, due 5/1/19	15,391,000	11,543,250
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	3,468,000	3,814,800
Speedway Motorsports, Inc. 6.75%, due 2/1/19	4,760,000	5,051,550
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	35,000,000	36,312,500

	Principal Amount	Value

Entertainment (continued)
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (c)(d)	$598,934	$419,254
Vail Resorts, Inc. 6.50%, due 5/1/19	15,710,000	16,691,875

		194,733,975

Environmental Controls 0.3%
Clean Harbors, Inc. 5.125%, due 6/1/21	6,755,000	6,847,881
5.25%, due 8/1/20	17,015,000	17,482,913

		24,330,794

Finance—Auto Loans 1.3%
Credit Acceptance Corp. 9.125%, due 2/1/17	15,005,000	15,830,275
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	16,960,000	19,733,859
General Motors Financial Co., Inc. 4.25%, due 5/15/23 (a)	15,249,000	14,639,040
4.75%, due 8/15/17 (a)	23,985,000	25,364,137
6.75%, due 6/1/18	30,400,000	34,428,000

		109,995,311

Finance—Consumer Loans 0.1%
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	9,920,000	10,540,000

Finance—Mortgage Loan/Banker 0.1%
Stearns Holdings, Inc. 9.375%, due 8/15/20 (a)	11,050,000	11,505,813

Finance—Other Services 1.7%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (a)	19,115,000	19,927,388
♦Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	13,000,000	13,455,000
6.50%, due 7/1/21	13,196,000	12,965,070
7.875%, due 10/1/20	24,060,000	25,714,125
9.625%, due 5/1/19	20,419,000	23,022,422
10.875%, due 4/1/15	29,132,000	30,133,412
SquareTwo Financial Corp. 11.625%, due 4/1/17	21,265,000	22,487,738

		147,705,155

Food 2.4%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	15,408,000	15,947,280
American Stores Co. 8.00%, due 6/1/26	33,624,000	43,206,840

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	$19,366,566	$19,366,566
B&G Foods, Inc. 4.625%, due 6/1/21	21,925,000	21,404,281
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	8,170,000	8,721,475
Ingles Markets, Inc. 5.75%, due 6/15/23 (a)	36,535,000	35,804,300
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	8,740,000	9,045,900
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	30,135,000	31,302,731
TreeHouse Foods, Inc. 7.75%, due 3/1/18	8,120,000	8,586,900
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	18,856,000	19,374,540

		212,760,813

Forest Products & Paper 0.5%
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,449,000
Georgia-Pacific LLC 7.25%, due 6/1/28	2,370,000	2,918,935
8.875%, due 5/15/31	19,841,000	27,969,937
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	1,740,000	1,783,500

		43,121,372

Health Care—Products 1.3%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	23,509,000	26,623,942
Hanger, Inc. 7.125%, due 11/15/18	18,850,000	20,098,812
Hologic, Inc. 6.25%, due 8/1/20	11,205,000	11,905,313
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23 (a)	8,330,000	8,026,730
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	16,019,850
Universal Hospital Services, Inc. 7.625%, due 8/15/20	33,180,000	34,839,000

		117,513,647

Health Care—Services 3.2%
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,339,975
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	6,365,000	6,619,600
7.125%, due 7/15/20	3,970,000	4,178,425

	Principal Amount	Value

Health Care—Services (continued)
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (a)	$4,730,000	$5,309,425
6.875%, due 7/15/17	130,000	146,900
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	11,680,000	12,497,600
5.875%, due 1/31/22 (a)	8,100,000	8,586,000
HCA Holdings, Inc. 6.25%, due 2/15/21	14,175,000	14,883,750
7.75%, due 5/15/21	5,431,000	5,946,945
♦HCA, Inc. 4.75%, due 5/1/23	4,525,000	4,360,969
5.875%, due 3/15/22	19,855,000	20,897,387
5.875%, due 5/1/23	2,432,000	2,450,240
6.50%, due 2/15/16	3,615,000	3,958,425
6.50%, due 2/15/20	9,224,000	10,261,700
7.50%, due 2/15/22	5,451,000	6,125,561
7.58%, due 9/15/25	1,920,000	1,996,800
7.69%, due 6/15/25	705,000	742,013
7.875%, due 2/15/20	2,120,000	2,300,200
8.00%, due 10/1/18	4,984,000	5,856,200
8.36%, due 4/15/24	2,494,000	2,799,515
8.50%, due 4/15/19	7,912,000	8,495,510
9.00%, due 12/15/14	3,930,000	4,244,400
Health Management Associates, Inc. 7.375%, due 1/15/20	8,190,000	9,131,850
INC Research LLC 11.50%, due 7/15/19 (a)	24,240,000	26,421,600
MPH Intermediate Holding Co. 2 8.375%, due 8/1/18 (a)	26,170,000	27,184,087
MultiPlan, Inc. 9.875%, due 9/1/18 (a)	34,020,000	37,592,100
ResCare, Inc. 10.75%, due 1/15/19	14,300,000	15,980,250
Tenet Healthcare Corp. 4.375%, due 10/1/21 (a)	15,000,000	14,400,000

		278,707,427

Holding Companies—Diversified 0.4%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	25,895,000	27,448,700
Leucadia National Corp. 8.125%, due 9/15/15	7,255,000	8,089,325

		35,538,025

Home Builders 1.9%
Allegion US Holding Co., Inc. 5.75%, due 10/1/21 (a)	9,675,000	10,037,813
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	9,845,000	9,697,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
Brookfield Residential Properties, Inc. 6.125%, due 7/1/22 (a)	$21,153,000	$20,994,352
D.R. Horton, Inc. 4.75%, due 2/15/23	8,690,000	8,374,988
5.75%, due 8/15/23	13,225,000	13,720,937
Meritage Homes Corp. 7.00%, due 4/1/22	5,640,000	5,978,400
Ryland Group, Inc. (The) 5.375%, due 10/1/22	6,120,000	5,936,400
6.625%, due 5/1/20	6,722,000	7,108,515
Standard Pacific Corp. 6.25%, due 12/15/21	10,330,000	10,639,900
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (a)	15,340,000	14,956,500
7.75%, due 4/15/20 (a)	12,191,000	13,471,055
Toll Brothers Finance Corp. 4.375%, due 4/15/23	15,060,000	14,194,050
WCI Communities, Inc. 6.875%, due 8/15/21 (a)	19,380,000	18,895,500
Woodside Homes Co. LLC / Finance, Inc. 6.75%, due 12/15/21 (a)	14,500,000	14,355,000

		168,360,735

Household Products & Wares 0.5%
Jarden Corp. 7.50%, due 5/1/17	19,505,000	22,577,037
Prestige Brands, Inc. 8.125%, due 2/1/20	290,000	321,900
8.25%, due 4/1/18	6,236,000	6,625,750
Spectrum Brands Escrow Corp. 6.375%, due 11/15/20 (a)	5,315,000	5,647,188
6.625%, due 11/15/22 (a)	5,315,000	5,673,763
Spectrum Brands, Inc. 6.75%, due 3/15/20	2,195,000	2,359,625

		43,205,263

Housewares 0.2%
Libbey Glass, Inc. 6.875%, due 5/15/20	17,537,000	18,852,275

Insurance 1.2%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	18,025,000	18,655,875
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	21,000,000	21,761,250
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	7,345,000	7,730,612

	Principal Amount	Value

Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	$17,150,000	$17,878,875
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	16,890,000	19,618,715
Onex USI Aquisition Corp. 7.75%, due 1/15/21 (a)	19,260,000	19,645,200

		105,290,527

Internet 0.6%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	32,215,000	35,275,425
Equinix, Inc. 4.875%, due 4/1/20	2,000,000	2,007,500
5.375%, due 4/1/23	9,700,000	9,627,250
7.00%, due 7/15/21	2,000,000	2,185,000
IAC / InterActiveCorp. 4.75%, due 12/15/22	4,552,000	4,313,020

		53,408,195

Investment Management / Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	9,070,000	10,246,225
Patriot Merger Corp. 9.00%, due 7/15/21 (a)	5,450,000	5,695,250

		15,941,475

Iron & Steel 0.5%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	7,267,079
Allegheny Technologies, Inc. 5.875%, due 8/15/23	11,020,000	11,335,734
9.375%, due 6/1/19	7,475,000	9,173,985
Bluescope Steel, Ltd. / Bluescope Steel Finance 7.125%, due 5/1/18 (a)	17,247,000	17,807,528
Commercial Metals Co. 4.875%, due 5/15/23	2,325,000	2,208,750

		47,793,076

Leisure Time 0.9%
Brunswick Corp. 4.625%, due 5/15/21 (a)	15,291,000	14,602,905
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	61,575,000	63,730,125

		78,333,030

Lodging 1.5%
Choice Hotels International, Inc. 5.70%, due 8/28/20	2,480,000	2,585,400
5.75%, due 7/1/22	23,185,000	24,402,212
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	22,865,000	24,065,412

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Lodging (continued)
Felcor Lodging, L.P. 5.625%, due 3/1/23	$2,860,000	$2,817,100
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21 (a)	23,195,000	23,832,863
MGM Resorts International 6.625%, due 12/15/21	1,093,000	1,168,144
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (b)	23,801,720	26,181,892
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	8,780,000	9,295,825
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (a)	16,630,000	17,960,400

		132,309,248

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,679,913
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	10,485,000	11,245,162

		19,925,075

Media 3.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	17,860,000	16,609,800
5.25%, due 9/30/22	13,483,000	12,674,020
7.00%, due 1/15/19	16,260,000	17,235,600
7.25%, due 10/30/17	5,405,000	5,715,788
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	18,860,000	18,482,800
Crown Media Holdings, Inc. 10.50%, due 7/15/19	17,875,000	20,109,375
CSC Holdings LLC 7.625%, due 7/15/18	14,890,000	17,160,725
7.875%, due 2/15/18	1,145,000	1,325,338
DISH DBS Corp. 4.625%, due 7/15/17	24,720,000	25,708,800
5.125%, due 5/1/20	32,550,000	32,956,875
7.125%, due 2/1/16	3,995,000	4,414,475
Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	17,995,000	17,635,100
7.75%, due 10/15/18	32,338,000	35,248,420
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	34,995,000	35,694,900
Quebecor Media, Inc. 5.75%, due 1/15/23	28,340,000	27,418,950
7.75%, due 3/15/16	7,869,000	8,006,707

	Principal Amount	Value

Media (continued)
Videotron, Ltd. 5.00%, due 7/15/22	$12,525,000	$12,305,812

		308,703,485

Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	34,161,000	38,601,930
Mueller Water Products, Inc. 7.375%, due 6/1/17	24,270,000	24,998,100
8.75%, due 9/1/20	12,109,000	13,562,080
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	16,350,000	16,758,750

		93,920,860

Mining 1.9%
Hecla Mining Co. 6.875%, due 5/1/21 (a)	44,170,000	43,286,600
Kaiser Aluminum Corp. 8.25%, due 6/1/20	25,465,000	28,839,112
New Gold, Inc. 6.25%, due 11/15/22 (a)	18,540,000	18,261,900
7.00%, due 4/15/20 (a)	33,015,000	34,170,525
Novelis, Inc. 8.375%, due 12/15/17	15,425,000	16,504,750
8.75%, due 12/15/20	7,350,000	8,176,875
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	24,435,000	20,525,400

		169,765,162

Miscellaneous—Manufacturing 1.8%
Actuant Corp. 5.625%, due 6/15/22	9,720,000	9,744,300
Amsted Industries, Inc. 8.125%, due 3/15/18 (a)	34,517,000	36,544,873
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	25,440,000	26,775,600
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	13,188,175
LSB Industries, Inc. 7.75%, due 8/1/19 (a)	11,900,000	12,584,250
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	22,990,050
SPX Corp. 6.875%, due 9/1/17	25,425,000	28,571,344
7.625%, due 12/15/14	5,235,000	5,601,450

		156,000,042

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	23,280,000	25,317,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas 8.8%
Antero Resources Finance Corp. 5.375%, due 11/1/21 (a)(c)	$17,180,000	$17,459,175
Approach Resources, Inc. 7.00%, due 6/15/21	3,000,000	3,120,000
Berry Petroleum Co. 6.75%, due 11/1/20	1,690,000	1,778,725
10.25%, due 6/1/14	9,915,000	10,410,750
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	34,845,000	38,590,838
9.625%, due 8/1/20	14,000,000	15,697,500
Chesapeake Energy Corp. 6.50%, due 8/15/17	30,590,000	34,260,800
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19	33,565,000	35,159,337
Comstock Resources, Inc. 7.75%, due 4/1/19	10,327,000	10,791,715
9.50%, due 6/15/20	13,700,000	15,207,000
♦Concho Resources, Inc. 5.50%, due 10/1/22	9,145,000	9,533,663
5.50%, due 4/1/23	32,025,000	33,225,937
6.50%, due 1/15/22	24,386,000	26,641,705
7.00%, due 1/15/21	10,325,000	11,512,375
Continental Resources, Inc. 5.00%, due 9/15/22	24,475,000	25,484,594
7.125%, due 4/1/21	8,775,000	9,828,000
7.375%, due 10/1/20	15,775,000	17,569,406
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	9,019,250
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	23,890,000	23,830,275
7.00%, due 11/1/19 (a)	13,250,000	13,216,875
Murphy Oil USA, Inc. 6.00%, due 8/15/23 (a)	11,000,000	11,165,000
Newfield Exploration Co. 5.625%, due 7/1/24	17,210,000	17,554,200
7.125%, due 5/15/18	13,020,000	13,508,250
Oasis Petroleum, Inc. 6.50%, due 11/1/21	11,600,000	12,557,000
6.875%, due 3/15/22 (a)	15,660,000	16,912,800
7.25%, due 2/1/19	18,840,000	20,253,000
PDC Energy, Inc. 7.75%, due 10/15/22	14,500,000	15,732,500
PetroHawk Energy Corp. 7.25%, due 8/15/18	7,865,000	8,525,660
10.50%, due 8/1/14	3,478,000	3,564,950
PetroQuest Energy, Inc. 10.00%, due 9/1/17	63,915,000	65,832,450

	Principal Amount	Value

Oil & Gas (continued)
Range Resources Corp. 5.00%, due 8/15/22	$5,600,000	$5,593,000
5.00%, due 3/15/23	16,680,000	16,638,300
8.00%, due 5/15/19	9,425,000	10,108,313
Rex Energy Corp. 8.875%, due 12/1/20	35,800,000	38,664,000
Rosetta Resources, Inc. 5.625%, due 5/1/21	9,600,000	9,696,000
SM Energy Co. 5.00%, due 1/15/24 (a)	18,470,000	18,054,425
6.50%, due 11/15/21	8,300,000	9,005,500
6.50%, due 1/1/23	2,535,000	2,712,450
6.625%, due 2/15/19	17,149,000	18,263,685
Stone Energy Corp. 7.50%, due 11/15/22	12,980,000	13,856,150
8.625%, due 2/1/17	10,470,000	11,072,025
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21 (a)	6,720,000	7,072,800
W&T Offshore, Inc. 8.50%, due 6/15/19	28,605,000	30,821,887
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,813,050
WPX Energy, Inc. 6.00%, due 1/15/22	18,240,000	19,152,000

		772,467,315

Oil & Gas Services 1.0%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	30,255,000	31,692,113
Forum Energy Technologies, Inc. 6.25%, due 10/1/21 (a)	15,340,000	15,991,950
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	12,375,000	13,179,375
Pioneer Energy Services Corp. 9.875%, due 3/15/18	25,620,000	27,541,500

		88,404,938

Packaging & Containers 1.2%
AEP Industries, Inc. 8.25%, due 4/15/19	20,344,000	21,971,520
Ball Corp. 5.00%, due 3/15/22	11,245,000	11,329,337
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,529,888
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	26,145,000	27,190,800
Silgan Holdings, Inc. 5.00%, due 4/1/20	17,270,000	17,183,650

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers (continued)
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	$16,207,000	$18,313,910

		101,519,105

Pharmaceuticals 1.7%
Grifols, Inc. 8.25%, due 2/1/18	36,155,000	38,821,431
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	21,390,000	19,251,000
Mylan, Inc. 7.875%, due 7/15/20 (a)	9,295,000	10,641,650
NBTY, Inc. 9.00%, due 10/1/18	13,725,000	15,063,188
Valeant Pharmaceuticals International 6.375%, due 10/15/20 (a)	22,784,000	24,321,920
6.50%, due 7/15/16 (a)	8,000,000	8,280,000
6.75%, due 10/1/17 (a)	3,947,000	4,243,025
6.75%, due 8/15/18 (a)	6,530,000	7,150,350
7.00%, due 10/1/20 (a)	2,548,000	2,745,470
7.50%, due 7/15/21 (a)	11,700,000	12,987,000
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	4,340,000	4,730,600

		148,235,634

Pipelines 1.3%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,812,090
ANR Pipeline Co. 7.375%, due 2/15/24	2,555,000	3,206,280
9.625%, due 11/1/21	10,349,000	14,562,420
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	22,864,000	24,007,200
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	13,000,302
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	16,000,000	16,560,000
6.75%, due 11/1/20	21,170,000	23,181,150
NuStar Logistics, L.P. 6.75%, due 2/1/21	13,145,000	13,555,781

		115,885,223

Real Estate 1.1%
CBRE Services, Inc. 5.00%, due 3/15/23	31,662,000	30,751,718

	Principal Amount	Value

Real Estate (continued)
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	$12,210,000	$13,308,900
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	20,500,000	21,217,500
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	26,770,000	26,435,375

		91,713,493

Real Estate Investment Trusts 1.1%
Geo Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	19,375,125
Host Hotels & Resorts, L.P. 4.75%, due 3/1/23	18,205,000	18,686,304
5.25%, due 3/15/22	13,645,000	14,435,332
6.00%, due 10/1/21	21,920,000	24,263,949
Series Q 6.75%, due 6/1/16	6,835,000	6,932,693
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	5,570,000	5,444,675
8.125%, due 11/1/18	9,676,000	10,498,460

		99,636,538

Retail 3.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	3,795,000	4,136,550
7.00%, due 5/20/22	9,697,000	10,472,760
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	13,936,750
6.50%, due 5/20/21	4,828,000	5,165,960
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	42,865,000	47,687,312
AutoNation, Inc. 6.75%, due 4/15/18	18,661,000	21,460,150
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	19,145,000	20,102,250
Cash America International, Inc. 5.75%, due 5/15/18 (a)	23,100,000	22,060,500
DineEquity, Inc. 9.50%, due 10/30/18	52,380,000	58,272,750
L Brands, Inc. 5.625%, due 2/15/22	3,545,000	3,651,350
5.625%, due 10/15/23	8,645,000	8,839,513
6.625%, due 4/1/21	12,715,000	13,986,500
8.50%, due 6/15/19	3,395,000	4,086,731
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,530,000	27,461,175
PVH Corp. 7.375%, due 5/15/20	10,230,000	11,201,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
Radio Systems Corp. 8.375%, due 11/1/19 (a)	$14,460,000	$15,978,300
Sally Holdings LLC / Sally Capital, Inc. 5.75%, due 6/1/22	13,640,000	14,151,500
6.875%, due 11/15/19	9,595,000	10,602,475
Sonic Automotive, Inc. 5.00%, due 5/15/23	6,626,000	6,162,180
7.00%, due 7/15/22	11,875,000	12,825,000

		332,241,556

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18	10,605,000	11,413,631
7.125%, due 3/15/21	6,905,000	7,483,294

		18,896,925

Software 0.2%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	2,710,000	2,831,950
Activision Blizzard, Inc. 5.625%, due 9/15/21 (a)	15,215,000	15,747,525
6.125%, due 9/15/23 (a)	2,400,000	2,508,000

		21,087,475

Storage & Warehousing 1.0%
♦ Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (a)	45,100,000	48,369,750
10.75%, due 10/15/19 (a)	29,790,000	30,907,125
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,702,788

		83,979,663

Telecommunications 7.5%
Crown Castle International Corp. 5.25%, due 1/15/23	48,655,000	48,168,450
7.125%, due 11/1/19	21,153,000	22,845,240
DigitalGlobe, Inc. 5.25%, due 2/1/21 (a)	12,507,000	12,100,523
Frontier Communications Corp. 8.25%, due 4/15/17	5,000,000	5,781,250
9.25%, due 7/1/21	11,130,000	13,119,488
GCI, Inc. 8.625%, due 11/15/19	16,511,000	17,542,937
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	18,430,000	19,766,175
7.625%, due 6/15/21	20,475,000	22,420,125
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	948,000	985,920
Intelsat Jackson Holdings S.A. 5.50%, due 8/1/23 (a)	2,100,000	2,026,500
7.25%, due 4/1/19	15,530,000	16,733,575
7.25%, due 10/15/20	21,420,000	23,240,700
7.50%, due 4/1/21	13,600,000	14,824,000

	Principal Amount	Value

Telecommunications (continued)
Lynx I Corp. 5.375%, due 4/15/21 (a)	$9,000,000	$9,045,000
♦MetroPCS Wireless, Inc. 6.25%, due 4/1/21 (a)	20,085,000	21,013,931
6.625%, due 4/1/23 (a)	61,085,000	63,910,181
Sable International Finance, Ltd. 7.75%, due 2/15/17 (a)	30,273,000	31,862,332
8.75%, due 2/1/20 (a)	9,650,000	10,904,500
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	32,049,000	34,693,042
SBA Telecommunications, Inc. 5.75%, due 7/15/20	27,640,000	28,745,600
8.25%, due 8/15/19	9,721,000	10,535,134
Sprint Capital Corp. 6.875%, due 11/15/28	50,143,000	47,635,850
Sprint Communications, Inc. 9.125%, due 3/1/17	11,835,000	13,965,300
9.25%, due 4/15/22	13,690,000	16,222,650
Sprint Corp. 7.875%, due 9/15/23 (a)	27,190,000	29,501,150
T-Mobile USA, Inc. 6.464%, due 4/28/19	13,420,000	14,225,200
6.731%, due 4/28/22	54,000,000	57,037,500
tw telecom holdings, Inc. 5.375%, due 10/1/22	3,035,000	3,027,413
5.375%, due 10/1/22 (a)	20,100,000	20,049,750
Virgin Media Finance PLC 8.375%, due 10/15/19	15,258,000	16,650,292
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,470,000	12,653,010

		661,232,718

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (b)	4,008,504	4,168,844
Florida East Coast Railway Corp. 8.125%, due 2/1/17	51,149,000	53,834,323
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (a)	37,370,000	40,639,875

		98,643,042

Trucking & Leasing 0.8%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	15,865,000	16,816,900
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (a)	17,155,000	19,299,375
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	25,970,000	29,540,875

		65,657,150

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Vitamins & Nutrition Products 0.4%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	$37,029,000	$38,278,729

Total Corporate Bonds (Cost $7,669,271,393)		8,018,221,967

Loan Assignments & Participations 2.7% (h)
Auto Manufacturers 0.3%
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	23,144,836	23,318,284

Auto Parts & Equipment 0.8%
Exide Technologies, Inc. DIP Second-Out Term Loan 3.25%, due 10/14/14	71,055,750	71,943,947

Distribution & Wholesale 0.1%
Performance Food Group Co. 2nd Lien Term Loan 6.25%, due 11/14/19	9,476,250	9,381,488

Diversified Financial Services 0.3%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,945,125	5,994,172
VFH Parent LLC Refi Term Loan B 5.775%, due 7/8/16	19,582,135	19,663,734

		25,657,906

Finance—Other Services 0.2%
BATS Global Markets, Inc. Term Loan 7.00%, due 12/14/18	14,450,000	14,522,250

Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	8,477,757	8,475,112
New 2nd Lien Term Loan 10.00%, due 10/2/19	14,640,000	13,566,405
Four Seasons Holdings, Inc. 1st Lien Term Loan 4.25%, due 6/27/20	6,000,000	6,052,500
2nd Lien Term Loan 6.25%, due 12/28/20	3,500,000	3,587,500

		31,681,517

	Principal Amount	Value

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (c)(e)	$18,232,500	$18,141,338

Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	21,608,830	21,730,379

Pharmaceuticals 0.2%
Patheon, Inc. Term Loan 7.25%, due 12/6/18	14,132,250	14,344,234

Retail 0.1%
Dunkin’ Brands, Inc. Term Loan B3 3.75%, due 2/14/20	5,951,323	5,966,201

Total Loan Assignments & Participations (Cost $232,724,522)		236,687,544

Yankee Bonds 0.7% (i)
Forest Products & Paper 0.5%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	37,630,000	41,393,000

Insurance 0.2%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	9,497,000	10,785,449
8.30%, due 4/15/26	5,395,000	6,153,364

		16,938,813

Total Yankee Bonds (Cost $48,811,427)		58,331,813

Total Long-Term Bonds (Cost $7,954,967,067)		8,319,322,940

	Shares
Common Stocks 0.3%
Coal 0.0%‡
Upstate NY Power Producers (c)(d)(e)(g)	51,473	977,987

Entertainment 0.1%
Affinity Gaming LLC (c)(e)(g)	275,000	2,956,250

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(e)(g)	446,020	579,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(g)	717,799	$9,195,005

Mining 0.1%
Goldcorp, Inc.	429,710	10,927,524

Total Common Stocks (Cost $25,925,056)		24,636,592

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	11,136,156

Total Preferred Stock (Cost $10,172,918)		11,136,156

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(e)(g)	12,510	1,563,750

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/16 (c)(d)(e)(g)	1,141	12
Unsecured Debt Expires 12/18/16 (c)(d)(e)(g)	1,126	11

		23

Total Warrants (Cost $3,435)		1,563,773

	Principal Amount	Value
Short-Term Investment 2.4%
Repurchase Agreement 2.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $214,388,857 (Collateralized by Government Agency securities with rates between 2.11% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $232,060,000 and a Market Value of $218,680,067)	$214,388,857	$214,388,857

Total Short-Term Investment (Cost $214,388,857)		214,388,857

Total Investments (Cost $8,205,457,333) (j)	97.6%	8,571,048,318
Other Assets, Less Liabilities	2.4	212,483,192
Net Assets	100.0%	$8,783,531,510

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK ("Payment in Kind")—interest or dividend payment is made with additional securities.

(c)	Illiquid security—The total market value of these securities as of October 31, 2013 is $103,457,230, which represents 1.2% of the Fund’s net assets.

(d)	Fair valued security—The total market value of these securities as of October 31, 2013, is $96,937,523, which represents 1.1% of the Fund's net assets.

(e)	Restricted security.

(f)	Issue in default.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	As of October 31, 2013, cost is $8,201,491,037 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$434,709,828
Gross unrealized depreciation	(65,152,547)

Net unrealized appreciation	$369,557,281

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$—	$6,081,616	$6,081,616
Corporate Bonds (c)	—	7,938,118,901	80,103,066	8,018,221,967
Loan Assignments & Participations (d)	—	198,181,060	38,506,484	236,687,544
Yankee Bonds	—	58,331,813	—	58,331,813

Total Long-Term Bonds	—	8,194,631,774	124,691,166	8,319,322,940

Common Stocks (e)	13,883,774	—	10,752,818	24,636,592
Preferred Stock	11,136,156	—	—	11,136,156
Warrants (f)	1,563,750	—	23	1,563,773
Short-Term Investment
Repurchase Agreement	—	214,388,857	—	214,388,857

Total Investments in Securities	$26,583,680	$8,409,020,631	$135,444,007	$8,571,048,318

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $6,075,462 and $6,154 are held in Electric and Internet, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $389,256, $42,982,056 and $36,731,754 are held in Commercial Services, Engineering & Construction and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $14,522,250, $9,640,000 and $14,344,234 are held in Finance-Other Services, Lodging and Pharmaceuticals, respectively, within the Loan Assignments & Participations whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $977,987, $579,826 and $9,195,005 are held in Coal, Lodging and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, a security with a value of $10,820,350 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of the security obtained from an independent pricing service using the average of multiple bid quotations as of October 31, 2013. The fair value obtained for this security from an independent pricing service as of October 31, 2012, used a single broker quote with significant unobservable input.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2013 (a)
Long-Term Bonds
Convertible Bonds
Electric	$4,644,000	$—	$—	$711,738	$719,724	(b)	$—		$—	$—	$6,075,462	$711,738
Internet	6,154	—	—	—	—		—		—	—	6,154	—
Corporate Bonds
Auto Parts & Equipment	23,166	—	—	(23,166)	—		—		—	—	—	—
Commercial Services	423,680	—	—	(34,424)	—		—		—	—	389,256	(34,424)
Electric	1,584,413	(453)	(239,981)	453	—		(1,344,432)		—	—	—	—
Engineering and Construction	—	—	—	31,966	42,950,090		—		—	—	42,982,056	31,966
Entertainment	601,972	26,372	25,416	1,339,019	35,000,000		(261,025)		—	—	36,731,754	1,286,128
Food	24,114,750	—	355,500	(770,250)	—		(23,700,000)		—	—	—	—
Insurance	33,264	—	(11,138,510)	11,105,246	—		—		—	—	—	—
Loan Assignments & Participations
Apparel	10,897,400	3,861	409,892	(413,753)	—		(10,897,400	)(c)	—	—	—	—
Finance	9,311,347	7,242	49,323	(142,604)	—		(9,225,308	)(c)	—	—	—	—
Finance—Other Services	—	125,353	140,414	824,118	15,982,365		(2,550,000	)(c)	—	—	14,522,250	824,118
Lodging	10,820,350	1,975	—	188,025	9,450,000		—		—	(10,820,350)	9,640,000	188,025
Metal, Fabricate & Hardware	18,367,500	—	—	—	—		(18,367,500	)(c)	—	—	—	—
Pharmaceuticals	—	49,903	2,906	577,425	13,821,063		(107,063	)(c)	—	—	14,344,234	577,425
Common Stocks
Coal	875,041	—	—	102,946	—		—		—	—	977,987	102,946
Lodging	892,040	—	—	(312,214)	—		—		—	—	579,826	(312,214)
Media	155,074	—	(5,770,382)	5,615,308	—		—		—	—	—	—
Metal, Fabricate & Hardware	4,263,726	—	—	4,931,279	—		—		—	—	9,195,005	4,931,279
Warrants
Media	23	—	—	—	—		—		—	—	23	—

Total	$87,013,900	$214,253	$(16,165,422)	$23,731,112	$117,923,242		$(66,452,728)		$—	$(10,820,350)	$135,444,007	$8,306,987

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include principal reductions.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $8,205,457,333)	$8,571,048,318
Cash	30,013,555
Receivables:
Dividends and interest	159,873,102
Investment securities sold	70,472,346
Fund shares sold	18,339,148
Other assets	115,616

Total assets	8,849,862,085

Liabilities
Payables:
Investment securities purchased	31,419,019
Fund shares redeemed	19,627,157
Manager (See Note 3)	4,046,806
Transfer agent (See Note 3)	2,640,240
NYLIFE Distributors (See Note 3)	1,776,778
Shareholder communication	254,422
Professional fees	46,664
Trustees	20,184
Custodian	13,954
Accrued expenses	40,519
Dividend payable	6,444,832

Total liabilities	66,330,575

Net assets	$8,783,531,510

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,447,249
Additional paid-in capital	8,549,362,592

8,563,809,841
Distributions in excess of net investment income	(7,556,977)
Accumulated net realized gain (loss) on investments	(138,312,339)
Net unrealized appreciation (depreciation) on investments	365,590,985

Net assets	$8,783,531,510

Investor Class
Net assets applicable to outstanding shares	$307,642,838

Shares of beneficial interest outstanding	50,136,629

Net asset value per share outstanding	$6.14
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.43

Class A
Net assets applicable to outstanding shares	$4,055,185,125

Shares of beneficial interest outstanding	667,032,963

Net asset value per share outstanding	$6.08
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.37

Class B
Net assets applicable to outstanding shares	$197,272,820

Shares of beneficial interest outstanding	32,609,038

Net asset value and offering price per share outstanding	$6.05

Class C
Net assets applicable to outstanding shares	$814,588,881

Shares of beneficial interest outstanding	134,610,693

Net asset value and offering price per share outstanding	$6.05

Class I
Net assets applicable to outstanding shares	$3,393,780,102

Shares of beneficial interest outstanding	557,858,614

Net asset value and offering price per share outstanding	$6.08

Class R1
Net assets applicable to outstanding shares	$28,208

Shares of beneficial interest outstanding	4,641

Net asset value and offering price per share outstanding	$6.08

Class R2
Net assets applicable to outstanding shares	$15,007,852

Shares of beneficial interest outstanding	2,468,096

Net asset value and offering price per share outstanding	$6.08

Class R6
Net assets applicable to outstanding shares	$25,684

Shares of beneficial interest outstanding	4,220

Net asset value and offering price per share outstanding	$6.09

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$599,759,076
Dividends (a)	1,324,586

Total income	601,083,662

Expenses
Manager (See Note 3)	47,731,675
Distribution/Service—Investor Class (See Note 3)	766,943
Distribution/Service—Class A (See Note 3)	10,208,558
Distribution/Service—Class B (See Note 3)	2,138,786
Distribution/Service—Class C (See Note 3)	8,334,879
Distribution/Service—Class R2 (See Note 3)	38,610
Transfer agent (See Note 3)	15,710,419
Shareholder communication	1,518,778
Registration	511,049
Professional fees	436,774
Trustees	180,053
Custodian	86,890
Shareholder service (See Note 3)	15,470
Miscellaneous	238,362

Total expenses	87,917,246

Net investment income (loss)	513,166,416

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	173,772,699
Net change in unrealized appreciation (depreciation) on investments	(94,237,946)

Net realized and unrealized gain (loss) on investments	79,534,753

Net increase (decrease) in net assets resulting from operations	$592,701,169

(a)	Dividends recorded net of foreign withholding taxes in the amount of $64,696.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$513,166,416	$473,017,437
Net realized gain (loss) on investments and foreign currency transactions	173,772,699	71,387,872
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(94,237,946)	277,786,667

Net increase (decrease) in net assets resulting from operations	592,701,169	822,191,976

Dividends to shareholders:
From net investment income:
Investor Class	(20,852,106)	(20,410,149)
Class A	(281,250,098)	(262,174,237)
Class B	(13,085,525)	(15,149,227)
Class C	(51,239,807)	(46,677,653)
Class I	(233,684,269)	(169,537,188)
Class R1	(1,924)	(612)
Class R2	(1,056,452)	(796,551)
Class R6	(771)	—

Total dividends to shareholders	(601,170,952)	(514,745,617)

Capital share transactions:
Net proceeds from sale of shares	2,899,836,530	3,214,367,404
Net asset value of shares issued to shareholders in reinvestment of dividends	504,021,939	395,312,467
Cost of shares redeemed	(3,037,427,701)	(1,839,351,086)

Increase (decrease) in net assets derived from capital share transactions	366,430,768	1,770,328,785

Net increase (decrease) in net assets	357,960,985	2,077,775,144

Net Assets
Beginning of year	8,425,570,525	6,347,795,381

End of year	$8,783,531,510	$8,425,570,525

Distributions in excess of net investment income at end of year	$(7,556,977)	$(10,568,229)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.13	$5.88	$5.97	$5.60	$4.63

Net investment income (loss) (a)	0.36	0.39	0.41	0.41	0.40
Net realized and unrealized gain (loss) on investments	0.07	0.28	(0.08)	0.38	1.01
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.43	0.67	0.33	0.79	1.41

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.42)	(0.41)	(0.41)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.14	$6.13	$5.88	$5.97	$5.60

Total investment return (c)	7.24%	11.82%	5.69%	14.73%	32.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.88%	6.53%	6.80%	7.03%	8.18%
Net expenses	1.02%	1.03%	1.05%	1.08%	1.15%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$307,643	$301,074	$285,656	$282,489	$265,507

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.08	$5.84	$5.92	$5.56	$4.60

Net investment income (loss) (a)	0.36	0.39	0.41	0.40	0.40
Net realized and unrealized gain (loss) on investments	0.06	0.27	(0.07)	0.39	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.42	0.66	0.34	0.79	1.40

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.42)	(0.42)	(0.42)	(0.43)	(0.44)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.08	$6.08	$5.84	$5.92	$5.56

Total investment return (c)	7.15%	11.76%	5.94%	14.69%	32.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.89%	6.56%	6.86%	7.07%	8.19%
Net expenses	1.01%	1.00%	0.99%	1.03%	1.08%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$4,055,185	$4,086,134	$3,355,007	$3,409,419	$3,169,962

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.05	$5.81	$5.90	$5.54	$4.57

Net investment income (loss) (a)	0.31	0.34	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.27	(0.08)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.37	0.61	0.28	0.74	1.36

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.37)	(0.37)	(0.36)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.37)	(0.37)	(0.37)	(0.38)	(0.39)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.05	$6.05	$5.81	$5.90	$5.54

Total investment return (c)	6.36%	10.94%	4.95%	13.81%	31.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13%	5.78%	6.05%	6.27%	7.49%
Net expenses	1.77%	1.78%	1.80%	1.83%	1.91%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$197,273	$221,723	$267,752	$375,368	$453,918

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.05	$5.81	$5.90	$5.54	$4.57

Net investment income (loss) (a)	0.31	0.34	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.27	(0.08)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.37	0.61	0.28	0.74	1.36

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.37)	(0.37)	(0.36)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.37)	(0.37)	(0.37)	(0.38)	(0.39)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.05	$6.05	$5.81	$5.90	$5.54

Total investment return (c)	6.36%	10.93%	4.95%	13.81%	31.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13%	5.78%	6.05%	6.28%	7.29%
Net expenses	1.77%	1.78%	1.80%	1.83%	1.90%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$814,589	$819,807	$654,224	$698,491	$651,209

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.08	$5.84	$5.92	$5.56	$4.60

Net investment income (loss) (a)	0.37	0.40	0.42	0.42	0.41
Net realized and unrealized gain (loss) on investments	0.07	0.28	(0.06)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.44	0.68	0.36	0.80	1.41

Less dividends and distributions:
From net investment income	(0.44)	(0.44)	(0.44)	(0.43)	(0.42)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.44)	(0.44)	(0.44)	(0.44)	(0.45)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.08	$6.08	$5.84	$5.92	$5.56

Total investment return (c)	7.40%	12.02%	6.19%	14.98%	32.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.13%	6.81%	7.11%	7.34%	8.38%
Net expenses	0.76%	0.75%	0.74%	0.78%	0.83%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$3,393,780	$2,982,526	$1,775,230	$1,736,365	$1,141,889

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

Class R1	Year ended October 31, 2013	June 29, 2012** through October 31, 2012
Net asset value at beginning of period	$6.08	$5.92

Net investment income (loss) (a)	0.37	0.14
Net realized and unrealized gain (loss) on investments	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00	‡

Total from investment operations	0.43	0.30

Less dividends:
From net investment income	(0.43)	(0.14)

Net asset value at end of period	$6.08	$6.08

Total investment return (b)	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.03%	6.49	%††
Net expenses	0.86%	0.87	%††
Portfolio turnover rate	40%	29%
Net assets at end of period (in 000's)	$28	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of year	$6.08	$5.84	$5.93	$5.56	$4.60

Net investment income (loss) (a)	0.35	0.38	0.40	0.40	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.28	(0.07)	0.39	1.01
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.42	0.66	0.33	0.79	1.40

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.42)	(0.41)	(0.41)
Return of capital	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)

Redemption fee (b)	—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of year	$6.08	$6.08	$5.84	$5.93	$5.56

Total investment return (c)	7.06%	11.66%	5.67%	14.78%	32.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.79%	6.46%	6.76%	6.99%	7.59%
Net expenses	1.11%	1.10%	1.09%	1.13%	1.18%
Portfolio turnover rate	40%	29%	45%	41%	41%
Net assets at end of year (in 000's)	$15,008	$14,280	$9,927	$9,120	$6,240

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

Class R6	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$6.11

Net investment income (loss) (a)	0.14
Net realized and unrealized gain (loss) on investments	0.03

Total from investment operations	0.17

Less dividends:
From net investment income	(0.19)

Net asset value at end of period	$6.09

Total investment return (b)	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.24	%††
Net expenses	0.59	%††
Portfolio turnover rate	40%
Net assets at end of period (in 000's)	$26

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

32	MainStay High Yield Corporate Bond Fund

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $96,937,523 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund's Manager, in consultation with the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund's investments. As of October 31, 2013, the Fund held securities with a value of $38,506,484 that were valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund's Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

mainstayinvestments.com	33

Notes to Financial Statements (continued)

MainStay High Yield Corporate Bond Fund

Asset Class	Fair Value at 10/31/13	Valuation Technique	Unobservable Inputs	Range
Convertible Bonds (2 positions)	$6,081,616	Income/Market Approach	Estimated Recovery Rate	$0.00–$0.01
			Liquidity Discount	20%
			Discount Rate	9%
Corporate Bonds (5 positions)	80,103,066	Income/Market Approach	Estimated Remaining Cash/Collateral	$324M
			Liquidity Discount	15%
			Offered Quote	$105.00
			Discount Rate	30%
			Distribution Percentage	73%
			EBITDA Multiple	12
			Probability of Success	20%
Common Stocks (3 positions)	10,752,818	Income/Market Approach	Estimated Remaining Claims/Value	$0.01
			Liquidity Discount	10%-20%
			Offered Quote	$2
			EBITDA Multiple	5.5
Warrants (2 positions)	23	Income Approach	Probability of Liquidity Event	0%

	$96,937,523

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund's Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

34	MainStay High Yield Corporate Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations ("loans"). Loans are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2013, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(M)  Concentration of Risk.  The Fund's principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$1,563,773	$1,563,773

Total Fair Value		$1,563,773	$1,563,773

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments	$57	$57

Total Realized Gain (Loss)		$57	$57

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$1,188,450	$1,188,450

Total Change in Unrealized Appreciation (Depreciation)		$1,188,450	$1,188,450

36	MainStay High Yield Corporate Bond Fund

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	14,972	14,972

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer ("CCO") of the Fund. MacKay Shields LLC (“MacKay Shields" or the "Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.55% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $47,731,675.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$27
Class R2	15,443

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $151,077 and $1,114,232, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $42, $38,657, $243,264 and $127,680, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$580,607
Class A	7,283,413
Class B	404,357
Class C	1,577,156
Class I	5,837,274
Class R1	49
Class R2	27,563

mainstayinvestments.com	37

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$4,446,548	0.1%
Class R1	28,208	100.0
Class R6	25,684	100.0

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accum- ulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accum- ulated Gain (Loss)
$ —	$(143,390,780)	$(6,444,832)	$369,557,281	$219,721,669

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, debt versus equity adjustments, modified debt instruments and defaulted bonds. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$91,015,788	$3,666,537	$(94,682,325)

The reclassifications for the Fund are primarily due to defaulted bonds, return of capital distributions received, consent fees and taxable over-distribution.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $143,390,780 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000's)	Long-Term Capital Loss Amounts (000's)
2017	$143,391	$—

The Fund utilized $162,752,248 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$601,170,952	$514,745,617

38	MainStay High Yield Corporate Bond Fund

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		10/31/13 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750		$2,956,250	0.1%
ASG Corp. Warrant Expires 5/15/18	4/30/10	12,510	—		1,563,750	0.0	‡
At Home Corp. Convertible Bond 4.75%, due 12/15/49	5/29/01	$61,533,853	0	(a)	6,154	0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/16	12/20/10	1,141	—		12	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1,126	3,435		11	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040		579,826	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,757		9,195,005	0.1
Neenah Foundry Co. Term Loan Loan Assignments & Participations 6.75%, due 4/26/17	5/10/13	$18,232,500	17,511,264		18,141,338	0.2
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) Corporate Bond 6.50%	1/23/08	460,000	—		6,762	0.0	‡
Corporate Bond 9.75%	9/4/09	26,020,000	—		382,494	0.0	‡
Somerset Cayuga Holding Co., Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	6/29/12-6/15/13	$4,132,968	4,159,725		6,075,462	0.1
Sterling Entertainment Enterprise LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000		36,312,500	0.4
Upstate NY Power Producers Common Stock	5/11/99-2/28/11	51,473	875,042		977,987	0.0	‡
Total			$67,615,013		$76,197,551	0.9%

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the "Credit Agreement"), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $3,628,142 and $3,307,692, respectively.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,464,668	$39,906,460
Shares issued to shareholders in reinvestment of dividends and distributions	3,094,163	18,986,445
Shares redeemed	(7,095,281)	(43,666,594)

Net increase (decrease) in shares outstanding before conversion	2,463,550	15,226,311
Shares converted into Investor Class (See Note 1)	3,766,462	23,193,781
Shares converted from Investor Class (See Note 1)	(5,207,042)	(31,988,318)

Net increase (decrease)	1,022,970	$6,431,774

Year ended October 31, 2012:
Shares sold	7,022,882	$42,082,705
Shares issued to shareholders in reinvestment of dividends and distributions	3,071,615	18,351,068
Shares redeemed	(6,538,943)	(39,082,873)

Net increase (decrease) in shares outstanding before conversion	3,555,554	21,350,900
Shares converted into Investor Class (See Note 1)	4,234,891	25,323,256
Shares converted from Investor Class (See Note 1)	(7,225,762)	(43,507,617)

Net increase (decrease)	564,683	$3,166,539

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	176,899,981	$1,079,330,549
Shares issued to shareholders in reinvestment of dividends and distributions	37,600,362	228,639,903
Shares redeemed	(226,349,874)	(1,379,492,285)

Net increase (decrease) in shares outstanding before conversion	(11,849,531)	(71,521,833)
Shares converted into Class A (See Note 1)	7,986,442	48,713,215
Shares converted from Class A (See Note 1)	(1,363,094)	(8,326,527)

Net increase (decrease)	(5,226,183)	$(31,135,145)

Year ended October 31, 2012:
Shares sold	193,127,685	$1,146,792,748
Shares issued to shareholders in reinvestment of dividends and distributions	32,625,015	193,460,933
Shares redeemed	(142,057,127)	(841,837,904)

Net increase (decrease) in shares outstanding before conversion	83,695,573	498,415,777
Shares converted into Class A (See Note 1)	14,730,943	87,433,351
Shares converted from Class A (See Note 1)	(1,103,995)	(6,662,559)

Net increase (decrease)	97,322,521	$579,186,569

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,323,004	$38,471,123
Shares issued to shareholders in reinvestment of dividends and distributions	1,855,402	11,235,612
Shares redeemed	(7,020,671)	(42,574,998)

Net increase (decrease) in shares outstanding before conversion	1,157,735	7,131,737
Shares converted from Class B (See Note 1)	(5,198,658)	(31,592,151)

Net increase (decrease)	(4,040,923)	$(24,460,414)

Year ended October 31, 2012:
Shares sold	6,604,436	$38,989,318
Shares issued to shareholders in reinvestment of dividends and distributions	2,050,794	12,084,707
Shares redeemed	(7,427,186)	(43,862,277)

Net increase (decrease) in shares outstanding before conversion	1,228,044	7,211,748
Shares converted from Class B (See Note 1)	(10,662,616)	(62,586,431)

Net increase (decrease)	(9,434,572)	$(55,374,683)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	25,883,806	$157,661,057
Shares issued to shareholders in reinvestment of dividends and distributions	6,279,139	38,021,472
Shares redeemed	(33,021,320)	(200,410,718)

Net increase (decrease)	(858,375)	$(4,728,189)

Year ended October 31, 2012:
Shares sold	36,115,148	$213,680,344
Shares issued to shareholders in reinvestment of dividends and distributions	5,245,653	30,986,839
Shares redeemed	(18,460,357)	(109,192,900)

Net increase (decrease)	22,900,444	$135,474,283

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	257,666,944	$1,577,377,732
Shares issued to shareholders in reinvestment of dividends and distributions	33,919,506	206,353,124
Shares redeemed	(224,166,121)	(1,364,179,264)

Net increase (decrease)	67,420,329	$419,551,592

Year ended October 31, 2012:
Shares sold	297,440,593	$1,764,443,264
Shares issued to shareholders in reinvestment of dividends and distributions	23,496,250	139,728,874
Shares redeemed	(134,590,051)	(800,213,225)

Net increase (decrease)	186,346,792	$1,103,958,913

40	MainStay High Yield Corporate Bond Fund

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	317	$1,924

Net increase (decrease)	317	$1,924

Period ended October 31, 2012 (a):
Shares sold	4,223	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	101	612

Net increase (decrease)	4,324	$25,612

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,155,793	$7,064,609
Shares issued to shareholders in reinvestment of dividends and distributions	128,602	782,688
Shares redeemed	(1,164,547)	(7,103,842)

Net increase (decrease)	119,848	$743,455

Year ended October 31, 2012:
Shares sold	1,402,056	$8,354,025
Shares issued to shareholders in reinvestment of dividends and distributions	117,875	699,434
Shares redeemed	(871,521)	(5,161,907)

Net increase (decrease)	648,410	$3,891,552

Class R6	Shares	Amount
Period ended October 31, 2013 (b):
Shares sold	4,092	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	128	771

Net increase (decrease)	4,220	$25,771

(a)	Class R1 shares were first offered on June 29, 2012.

(b)	Class R6 shares were first offered on June 17, 2013.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

42	MainStay High Yield Corporate Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $487,173 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	43

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

44	MainStay High Yield Corporate Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay High Yield Corporate Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32113 MS322-13	MSHY11-12/13 NL008

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3,4]	No Sales Charge	0.01%	0.04%	1.42%	0.91%
Class A Shares[3]	No Sales Charge	0.01	0.04	1.43	0.69
Class B Shares[3]	No Sales Charge	0.01	0.04	1.42	0.91
Class C Shares[3]	No Sales Charge	0.01	0.04	1.42	0.91

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2013, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Investor Class, Class A, B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.75%, –0.50%, –0.75%, and –0.75%, for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.75%, –0.50%, –0.75%, and –0.75%, for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.09%	1.42%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

Class A Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

Class B Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

Class C Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.13% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2013?

As of October 31, 2013, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2013, all share classes returned 0.01%. All share classes performed in line with the 0.01% return of the average Lipper2 money market fund for the 12 months ended October 31, 2013. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

Short-term corporate securities and floating-rate bonds remained inexpensive but attractive as issues became more difficult to locate during the second half of the reporting period. Asset-backed securities continued to contribute to the Fund’s performance. Because of their 13-month legal final maturity, however, they initially lengthened the weighted average maturity of the Fund.

The Fund’s allocation to industrial commercial paper detracted from performance during the government’s partial shutdown; and during the shutdown, demand for these securities increased. Over the entire reporting period, however, the supply of industrial commercial paper declined. These factors increased volatility and made investing in the sector more difficult.

As dealers pruned their balance sheets, repurchase agreement levels dropped because there was less collateral to finance.

What was the Fund’s duration3 strategy during the reporting period?

We kept the Fund’s average weighted duration target between 45 and 55 days. We shortened the Fund’s weighted average maturity to participate in the primary asset-backed securities market and lengthened weighted average maturity afterward. We increased the Fund’s participation in longer-dated (12- to 13-month) U.S. Treasury coupons during the reporting period, which added to the Fund’s duration.

The Federal Reserve’s decision to delay the tapering of its asset purchases temporarily reduced the likelihood of higher short-term interest rates. This allowed the Fund’s weighted average maturity to drift during the reporting period, depending on the supply of attractive longer-maturity instruments. The U.S. Treasury yield curve,4 although flatter, continued to slope upward during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

With the Federal Reserve likely to remain accommodative during the reporting period, the Fund continued to look for yield advantages among longer-maturity instruments such as U.S. Treasury coupons and asset-backed securities. The continuing upward slope of the yield curve added to the attractiveness of longer-dated maturities. The partial government shutdown caused increased volatility among shorter-maturity instruments toward the end of the reporting period. As supply decreased and spreads tightened, the investment environment became more challenging.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Asset-backed securities and floating-rate corporate bonds continued to offer relative value and remained the Fund’s strongest contributors to performance. (Contributions take weightings and total returns into account.) As supply declined in industrial commercial paper and repurchase agreements, spreads tightened in these sectors. Yields on industrial commercial paper traded just above those on U.S. Treasury bills during much of the reporting period and detracted from the Fund’s performance. Declining supply for repurchase agreements caused yields to rally in this sector as well, which further detracted from the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included the National Rural Utilities Cooperative Finance floating-rate notes due 2/18/14; E.I. du Pont de Nemours & Co. floating-rate notes due 3/25/14; an ARI Fleet Lease 2013-A A1 ABS note due 4/15/14 and a Carmax Auto Owner Trust 2013-4 A1 ABS note due 11/17/14. Since the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s weightings in commercial paper, corporate bonds and certificates of deposit. Over the same period, we decreased the Fund’s weightings in agency securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary, New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration for money market funds is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2013

	Principal Amount	Amortized Cost

Short-Term Investments 100.6%†
Certificates of Deposit 5.3%
Royal Bank of Canada
0.174%, due 3/13/14 (a)	$3,935,000	$3,935,000
0.254%, due 4/15/14 (a)	3,925,000	3,925,000
0.31%, due 1/30/14 (a)	3,775,000	3,775,000
Toronto-Dominion Bank (The)
0.219%, due 9/2/14 (a)	3,980,000	3,980,000
0.224%, due 11/15/13 (a)	4,600,000	4,600,000
Wells Fargo Bank NA 0.224%, due 3/7/14 (a)	4,000,000	4,000,000

		24,215,000

Financial Company Commercial Paper 20.0%
CPPIB Capital, Inc. 0.10%, due 11/26/13 (b)(c)	5,655,000	5,654,607
Glaxosmithkline Finance PLC 0.10%, due 11/15/13 (b)(c)	3,835,000	3,834,851
John Deere Bank SA 0.09%, due 11/20/13 (b)(c)	7,000,000	6,999,668
John Deere Capital Corp. 0.07%, due 12/5/13 (b)(c)	4,000,000	3,999,736
JPMorgan Chase & Co. 0.326%, due 1/16/14 (b)	3,800,000	3,800,000
Massachusetts Mutual Life Insurance Co. 0.20%, due 11/20/13 (b)(c)	4,505,000	4,504,525
National Australia Funding Delaware, Inc. 0.14%, due 11/25/13 (b)(c)	12,000,000	11,998,880
National Rural Utilities Cooperative Finance Corp.
0.09%, due 11/19/13 (b)	3,775,000	3,774,830
0.10%, due 11/7/13 (b)	3,770,000	3,769,937
Nationwide Life Insurance Co. 0.16%, due 11/21/13 (b)(c)	3,770,000	3,769,665
Nestle Finance International Ltd. 0.065%, due 11/25/13 (b)	9,435,000	9,434,591
PACCAR Financial Corp. 0.08%, due 11/19/13 (b)	5,425,000	5,424,783
Principal Life Insurance Co. 0.10%, due 11/15/13 (b)(c)	3,360,000	3,359,869
Siemens Capital Co., LLC 0.08%, due 12/17/13 (b)(c)	5,690,000	5,689,418
Southern Co. Funding Corp. 0.14%, due 11/5/13 (b)(c)	5,665,000	5,664,912
U.S. Bank NA 0.13%, due 11/6/13 (b)	9,485,000	9,485,000

		91,165,272

	Principal Amount	Amortized Cost

Other Commercial Paper 35.2%
3M Co.
0.05%, due 11/18/13 (b)(c)	$545,000	$544,987
0.06%, due 12/2/13 (b)(c)	9,725,000	9,724,497
Air Products & Chemicals, Inc. 0.06%, due 11/21/13 (b)(c)	4,000,000	3,999,867
Automatic Data Processing, Inc. 0.09%, due 11/7/13 (b)(c)	3,700,000	3,699,944
Colgate-Palmolive Co.
0.04%, due 11/20/13 (b)(c)	3,795,000	3,794,920
0.05%, due 11/13/13 (b)(c)	4,000,000	3,999,933
ConocoPhillips Qatar Funding Ltd. 0.07%, due 11/25/13 (b)(c)	5,700,000	5,699,734
E.I. du Pont de Nemours & Co. 0.08%, due 11/19/13 (b)(c)	4,000,000	3,999,840
Exxon Mobil Corp. 0.14%, due 11/14/13 (b)	5,000,000	4,999,747
Florida Power & Light Co. 0.25%, due 11/5/13 (b)	5,000,000	4,999,861
General Dynamics Corp.
0.12%, due 12/4/13 (b)(c)	5,000,000	4,999,450
0.15%, due 12/12/13 (b)(c)	1,895,000	1,894,676
Honeywell International, Inc. 0.05%, due 11/26/13 (b)(c)	1,510,000	1,509,948
Illinois Tool Works, Inc.
0.06%, due 11/6/13 (b)(c)	1,320,000	1,319,989
0.06%, due 11/22/13 (b)(c)	1,325,000	1,324,954
Kimberly-Clark Worldwide, Inc. 0.08%, due 11/12/13 (b)(c)	3,845,000	3,844,906
Merck & Co., Inc. 0.05%, due 11/4/13 (b)(c)	5,000,000	4,999,979
Microsoft Corp.
0.06%, due 11/13/13 (b)(c)	4,361,000	4,360,913
0.08%, due 12/11/13 (b)(c)	5,550,000	5,549,507
Monsanto Co. 0.11%, due 11/18/13 (b)(c)	9,610,000	9,609,501
NetJets, Inc. 0.05%, due 11/4/13 (b)(c)	1,515,000	1,514,994
Parker Hannifin Corp.
0.10%, due 11/27/13 (b)(c)	4,985,000	4,984,640
0.14%, due 12/11/13 (b)(c)	6,800,000	6,798,942
PepsiCo, Inc. 0.06%, due 11/12/13 (b)(c)	4,000,000	3,999,927
Province of Ontario Canada 0.05%, due 11/6/13 (b)	5,660,000	5,659,961
Province of Quebec Canada 0.10%, due 12/20/13 (b)(c)	3,935,000	3,934,464
Sanofi 0.08%, due 11/6/13 (b)(c)	7,000,000	6,999,922

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Southern Co. (The) 0.14%, due 12/2/13 (b)(c)	$5,660,000	$5,659,318
UnitedHealth Group, Inc.
0.15%, due 11/1/13 (b)(c)	3,895,000	3,895,000
0.22%, due 11/7/13 (b)(c)	3,835,000	3,834,859
0.28%, due 11/15/13 (b)(c)	3,380,000	3,379,632
Wal-Mart Stores, Inc. 0.05%, due 11/27/13 (b)(c)	8,000,000	7,999,711
WGL Holdings, Inc.
0.14%, due 11/22/13 (b)(c)	2,400,000	2,399,804
0.15%, due 11/18/13 (b)(c)	2,000,000	1,999,858
0.16%, due 11/15/13 (b)(c)	1,020,000	1,019,937
0.16%, due 11/21/13 (b)(c)	700,000	699,938
0.18%, due 11/12/13 (b)(c)	2,530,000	2,529,861
0.25%, due 11/7/13 (b)(c)	3,425,000	3,424,857
Wisconsin Gas LLC 0.18%, due 11/13/13 (b)	4,800,000	4,799,712

		160,412,490

Other Notes 11.7%
American Honda Finance Corp. 0.296%, due 11/8/13 (a)(c)	3,805,000	3,805,000
ARI Fleet Lease Trust Series 2013-A, Class A1 0.26%, due 4/15/14 (c)	924,129	924,129
CarMax Auto Owner Trust Series 2013-4, Class A1 0.24%, due 11/17/14	1,897,000	1,897,000
CCG Receivables Trust Series 2013-1, Class A1 0.37%, due 4/14/14 (c)	807,292	807,292
Coca-Cola Co. (The) 0.204%, due 3/14/14 (a)	3,805,000	3,805,261
E.I. du Pont de Nemours & Co. 0.671%, due 3/25/14 (a)	3,695,000	3,701,916
Enterprise Fleet Financing LLC
Series 2013-1, Class A1 0.26%, due 3/20/14 (c)	704,456	704,456
Series 2013-2, Class A1 0.29%, due 8/20/14 (c)	1,700,621	1,700,621
Fifth Third Auto Trust Series 2013-A, Class A1 0.22%, due 4/15/14	325,506	325,506
GE Equipment Transportation LLC Series 2013-1, Class A1 0.26%, due 3/24/14	352,776	352,776
GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class A1 0.24%, due 2/18/14 (c)	281,993	281,993

	Principal Amount	Amortized Cost

Other Notes (continued)
Honda Auto Receivables Owner Trust Series 2013-4, Class A1 0.24%, due 11/18/14	$1,250,000	$1,250,000
Hyundai Auto Receivables Trust Series 2013-B, Class A1 0.25%, due 7/15/14	1,749,441	1,749,441
International Bank for Reconstruction & Development (zero coupon), due 11/1/13	9,910,000	9,910,000
John Deere Owner Trust
Series 2013-A, Class A1 0.25%, due 5/2/14	823,856	823,856
Series 2013-B, Class A1 0.25%, due 9/26/14	3,079,979	3,079,979
M&T Bank Auto Receivables Trust Series 2013-1A, Class A1 0.25%, due 9/15/14 (c)	1,679,972	1,679,972
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A1 0.27%, due 5/15/14	584,108	584,108
MetLife Institutional Funding II 0.314%, due 1/10/14 (a)(c)	3,750,000	3,750,000
MMAF Equipment Finance LLC Series 2013-AA, Class A1 0.28%, due 9/5/14 (c)	1,964,663	1,964,663
National Rural Utilities Cooperative Finance Corp. 0.318%, due 2/18/14 (a)	3,800,000	3,800,000
Nissan Auto Lease Trust Series 2013-A, Class A1 0.23%, due 6/16/14	1,205,473	1,205,473
Procter & Gamble Co. (The) 0.165%, due 2/14/14 (a)	3,790,000	3,789,588
Volvo Financial Equipment LLC Series 2013-1A, Class A1 0.26%, due 4/15/14 (c)	651,275	651,275
World Omni Auto Receivables Trust Series 2013-A, Class A1 0.23%, due 6/16/14	997,046	997,046

		53,541,351

Treasury Debt 16.7%
United States Treasury Bills
0.011%, due 11/7/13 (b)	8,000,000	7,999,986
0.012%, due 11/14/13 (b)	8,000,000	7,999,965
0.03%, due 11/21/13 (b)	13,795,000	13,794,770
United States Treasury Notes
0.125%, due 12/31/13	3,790,000	3,789,695
0.125%, due 7/31/14	4,000,000	3,999,381
0.25%, due 11/30/13	3,800,000	3,800,077
0.25%, due 1/31/14	3,790,000	3,790,617
0.25%, due 2/28/14	3,795,000	3,795,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Amortized Cost

Treasury Debt (continued)
United States Treasury Notes (continued)
0.25%, due 3/31/14	$3,840,000	$3,841,873
0.25%, due 4/30/14	3,865,000	3,866,920
0.25%, due 5/31/14	3,835,000	3,837,070
0.25%, due 8/31/14	3,775,000	3,777,809
0.25%, due 9/30/14	3,845,000	3,848,793
0.25%, due 10/31/14	3,895,000	3,899,758
2.625%, due 6/30/14	4,000,000	4,065,568

		76,108,142

Treasury Repurchase Agreements 11.7%
Bank of America N.A. 0.08%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $20,000,044 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 4/15/14, with a Principal Amount of $18,343,700 and a Market Value of $20,400,076)	20,000,000	20,000,000
Deutsche Bank Securities, Inc. 0.10%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $22,185,062 (Collateralized by a United States Treasury Note with a rate of 0.875% and a maturity date of 1/31/17, with a Principal Amount of $22,460,400 and a Market Value of $22,628,797)	22,185,000	22,185,000

	Principal Amount	Amortized Cost

Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.08%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $11,000,024 (Collateralized by United States Treasury securities with rates between 0.00% and 2.125% and maturity dates between 12/26/13 and 2/15/41, with a Principal Amount of $10,995,600 and a Market Value of $11,220,050)	$11,000,000	$11,000,000

		53,185,000

Total Short-Term Investments (Amortized Cost $458,627,255) (d)	100.6%	458,627,255
Other Assets, Less Liabilities	(0.6)	(2,768,120)
Net Assets	100.0%	$455,859,135

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(b)	Interest rate presented is yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$24,215,000	$—	$24,215,000
Financial Company Commercial Paper	—	91,165,272	—	91,165,272
Other Commercial Paper	—	160,412,490	—	160,412,490
Other Notes	—	53,541,351	—	53,541,351
Treasury Debt	—	76,108,142	—	76,108,142
Treasury Repurchase Agreements	—	53,185,000	—	53,185,000

Total Investments in Securities	$—	$458,627,255	$—	$458,627,255

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$6,894,126	1.5%
Automobile ABS	13,017,752	2.8
Banks	49,498,880	10.9
Beverages	7,805,188	1.7
Chemicals	21,311,124	4.7
Commercial Services	3,699,944	0.8
Cosmetics & Personal Care	15,429,347	3.4
Electric	16,324,091	3.6
Electronics	1,509,948	0.3
Finance—Auto Loans	9,229,783	2.0
Finance—Consumer Loans	3,999,736	0.9
Finance—Other Services	15,179,618	3.3
Finance—Investment Fund	5,654,607	1.2
Food	9,434,591	2.1
Gas	16,873,967	3.7
Health Care—Services	11,109,491	2.4
Insurance	15,384,059	3.4
Machinery—Diversified	6,999,668	1.5
Miscellaneous—Manufacturing	30,387,427	6.7
Multi-National	9,910,000	2.2
Oil & Gas	10,699,481	2.4
Other ABS	7,961,834	1.7
Pharmaceuticals	11,999,901	2.6
Regional (State & Province)	9,594,425	2.1
Repurchase Agreements	53,185,000	11.7
Retail	7,999,711	1.8
Software	9,910,420	2.2
Sovereign	76,108,142	16.7
Transportation	1,514,994	0.3

	458,627,255	100.6
Other Assets, Less Liabilities	(2,768,120)	(0.6)

Net Assets	$455,859,135	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (amortized cost $405,442,255)	$405,442,255
Repurchase agreements, at value (amortized cost $53,185,000)	53,185,000
Cash	511
Receivables:
Fund shares sold	1,328,761
Interest	67,269
Manager (See Note 3)	47,735
Other assets	41,201

Total assets	460,112,732

Liabilities
Payables:
Fund shares redeemed	2,136,444
Investment securities purchased	1,897,000
Transfer agent (See Note 3)	162,692
Shareholder communication	35,313
Professional fees	12,936
Custodian	3,116
Trustees	993
Accrued expenses	5,028
Dividend payable	75

Total liabilities	4,253,597

Net assets	$455,859,135

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,559,059
Additional paid-in capital	451,297,558

455,856,617
Undistributed net investment income	2,498
Accumulated net realized gain (loss) on investments	20

Net assets	$455,859,135

Investor Class
Net assets applicable to outstanding shares	$58,774,409

Shares of beneficial interest outstanding	58,783,825

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$290,027,711

Shares of beneficial interest outstanding	290,055,591

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$73,803,409

Shares of beneficial interest outstanding	73,810,501

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$33,253,606

Shares of beneficial interest outstanding	33,255,959

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$706,018

Expenses
Manager (See Note 3)	2,020,783
Transfer agent (See Note 3)	937,885
Registration	102,033
Shareholder communication	69,456
Professional fees	59,623
Custodian	24,685
Trustees	9,142
Miscellaneous	15,783

Total expenses before waiver/reimbursement	3,239,390
Expense waiver/reimbursement from Manager (See Note 3)	(2,571,716)

Net expenses	667,674

Net investment income (loss)	38,344

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	20

Net increase (decrease) in net assets resulting from operations	$38,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,344	$39,781
Net realized gain (loss) on investments	20	1,714

Net increase (decrease) in net assets resulting from operations	38,364	41,495

Dividends to shareholders:
From net investment income:
Investor Class	(3,866)	(2,729)
Class A	(25,645)	(28,256)
Class B	(6,101)	(6,389)
Class C	(2,729)	(2,410)

Total dividends to shareholders	(38,341)	(39,784)

Capital share transactions:
Net proceeds from sale of shares	630,608,506	485,458,380
Net asset value of shares issued to shareholders in reinvestment of dividends	37,152	39,626
Cost of shares redeemed	(606,229,520)	(627,822,156)

Increase (decrease) in net assets derived from capital share transactions	24,416,138	(142,324,150)

Net increase (decrease) in net assets	24,416,161	(142,322,439)

Net Assets
Beginning of year	431,442,974	573,765,413

End of year	$455,859,135	$431,442,974

Undistributed net investment income at end of year	$2,498	$387

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013		2012		2011		2010		2009
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.00	%‡	0.01%		0.01%		0.13%
Net expenses	0.16%		0.18%		0.18%		0.25%		0.50%
Expenses (before waiver/reimbursement)	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of year (in 000’s)	$58,774		$59,129		$63,169		$64,360		$67,220

‡	Less than one cent per share.

	Year ended October 31,
Class A	2013		2012		2011		2010		2009
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.02%		0.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.18%
Net expenses	0.15%		0.17%		0.17%		0.25%		0.47%
Expenses (before waiver/reimbursement)	0.65%		0.69%		0.71%		0.72%		0.73%
Net assets at end of year (in 000’s)	$290,028		$259,119		$373,790		$301,795		$279,766

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013		2012		2011		2010		2009
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.14%
Net expenses	0.16%		0.18%		0.18%		0.25%		0.51%
Expenses (before waiver/reimbursement)	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of year (in 000’s)	$73,803		$84,982		$102,908		$118,529		$144,464

‡	Less than one cent per share.

	Year ended October 31,
Class C	2013		2012		2011		2010		2009
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.15%
Net expenses	0.15%		0.18%		0.18%		0.25%		0.52%
Expenses (before waiver/reimbursement)	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of year (in 000’s)	$33,254		$28,212		$33,898		$27,307		$33,194

‡	Less than one cent per share.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	19

Notes to Financial Statements (continued)

inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in

20	MainStay Money Market Fund

the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the year ended October 31, 2013 inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $2,020,783 and waived its fees in the amount of $172,534. Additionally, New York Life Investments reimbursed fees in the amount of $2,399,182, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Contingent Deferred Sales Charge.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Investor Class, Class A, Class B and Class C of $189, $41,199, $88,403 and $16,270, respectively for the year ended October 31, 2013.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$216,151
Class A	310,028
Class B	294,646
Class C	117,060

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	21

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,593	$—	$(75)	$—	$2,518

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,108	$(1,714)	$(394)

The reclassifications for the Fund are primarily due to distribution redesignations and nondeductible expenses.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$38,341	$39,784

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares
Year ended October 31, 2013:
Shares sold	48,055,250
Shares issued to shareholders in reinvestment of dividends	3,768
Shares redeemed	(43,658,818)

Net increase (decrease) in shares outstanding before conversion	4,400,200
Shares converted into Investor Class (See Note 1)	4,675,952
Shares converted from Investor Class (See Note 1)	(9,430,974)

Net increase (decrease)	(354,822)

Year ended October 31, 2012:
Shares sold	47,190,238
Shares issued to shareholders in reinvestment of dividends	3,611
Shares redeemed	(47,219,449)

Net increase (decrease) in shares outstanding before conversion	(25,600)
Shares converted into Investor Class (See Note 1)	5,001,213
Shares converted from Investor Class (See Note 1)	(9,015,937)

Net increase (decrease)	(4,040,324)

Class A (at $1 per share)	Shares
Year ended October 31, 2013:
Shares sold	511,132,269
Shares issued to shareholders in reinvestment of dividends	24,798
Shares redeemed	(485,284,727)

Net increase (decrease) in shares outstanding before conversion	25,872,340
Shares converted into Class A (See Note 1)	9,586,355
Shares converted from Class A (See Note 1)	(4,550,353)

Net increase (decrease)	30,908,342

Year ended October 31, 2012:
Shares sold	384,368,212
Shares issued to shareholders in reinvestment of dividends	26,705
Shares redeemed	(503,689,928)

Net increase (decrease) in shares outstanding before conversion	(119,295,011)
Shares converted into Class A (See Note 1)	9,324,253
Shares converted from Class A (See Note 1)	(4,701,096)

Net increase (decrease)	(114,671,854)

22	MainStay Money Market Fund

Class B (at $1 per share)	Shares
Year ended October 31, 2013:
Shares sold	19,124,303
Shares issued to shareholders in reinvestment of dividends	6,007
Shares redeemed	(30,028,189)

Net increase (decrease) in shares outstanding before conversion	(10,897,879)
Shares converted from Class B (See Note 1)	(280,980)

Net increase (decrease)	(11,178,859)

Year ended October 31, 2012:
Shares sold	22,048,636
Shares issued to shareholders in reinvestment of dividends	6,966
Shares redeemed	(39,373,145)

Net increase (decrease) in shares outstanding before conversion	(17,317,543)
Shares converted from Class B (See Note 1)	(608,433)

Net increase (decrease)	(17,925,976)

Class C (at $1 per share)	Shares
Year ended October 31, 2013:
Shares sold	52,296,685
Shares issued to shareholders in reinvestment of dividends	2,579
Shares redeemed	(47,257,784)

Net increase (decrease)	5,041,480

Year ended October 31, 2012:
Shares sold	31,851,294
Shares issued to shareholders in reinvestment of dividends	2,345
Shares redeemed	(37,539,635)

Net increase (decrease)	(5,685,996)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

24	MainStay Money Market Fund

Federal Income Tax Information

(Unaudited)

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	25

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

26	MainStay Money Market Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

28	MainStay Money Market Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31924 MS322-13	MSMM11-12/13 NL012

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.79 –3.45%	5.41 6.39%	3.21 3.69%	0.91 0.91%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.86 –3.52	5.48 6.46	3.25 3.73	0.84 0.84
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–8.38 –3.73	5.78 6.10	3.42 3.42	1.16 1.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.65 –3.72	6.12 6.12	3.42 3.42	1.16 1.16
Class I Shares[4]	No Sales Charge		–3.18	6.71	3.97	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	–1.72%	6.37%	4.53%
Average Lipper General & Insured Municipal Debt Fund[6]	–3.13	6.37	3.71

5.	The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$939.80	$4.20	$1,020.90	$4.38

Class A Shares	$1,000.00	$939.70	$3.91	$1,021.20	$4.08

Class B Shares	$1,000.00	$938.20	$5.42	$1,019.60	$5.65

Class C Shares	$1,000.00	$939.20	$5.43	$1,019.60	$5.65

Class I Shares	$1,000.00	$941.90	$2.69	$1,022.40	$2.80

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.86% for Investor Class, 0.80% for Class A, 1.11% for Class B, 1.11% for Class C and 0.55% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

California	22.6%
Texas	10.4
Michigan	7.9
Illinois	7.0
New Jersey	6.5
New York	6.0
Florida	4.3
U.S. Virgin Islands	4.2
Louisiana	2.7
Maryland	2.4
Guam	2.2
Massachusetts	2.0
Georgia	1.7
Pennsylvania	1.7
Connecticut	1.7
Nebraska	1.7
South Carolina	1.6
District of Columbia	1.6
Tennessee	1.3
Indiana	1.3

Arizona	1.2%
Maine	0.9
Wisconsin	0.8
Washington	0.8
Ohio	0.8
Rhode Island	0.7
Kentucky	0.6
Colorado	0.6
Hawaii	0.6
Minnesota	0.5
Alabama	0.5
North Carolina	0.4
North Dakota	0.3
New Hampshire	0.2
Wyoming	0.1
Utah	0.1
Vermont	0.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Maryland Health & Higher Educational Facilities Authority, Medstar Health, Revenue Bonds, 5.00%, due 8/15/38

2.	Chicago, Illinois O’Hare International Airport, Revenue Bonds, 5.00%–5.625%, due 1/1/29–1/1/35

3.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30

4.	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds, 7.00%–7.50%, due 6/30/32–6/30/40

5.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33
6.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%–6.75%, due 10/1/32–10/1/37

7.	Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds, 5.00%, due 10/1/31

8.	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds, 5.50%, due 11/1/38

9.	Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds, 5.00%–6.125%, due 10/1/21–10/1/43

10.	Chicago Board of Education, General Obligation, 5.50%, due 12/1/39

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Tax Free Bond Fund returned –3.45% for Investor Class shares, –3.52% for Class A shares, –3.73% for Class B shares and –3.72% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned –3.18%. All share classes underperformed the –1.72% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –3.13% return of the average Lipper2 general & insured municipal debt fund for the 12 months ended October 31, 2013. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the first six months of the reporting period as credit spreads3 narrowed. As municipal mutual fund outflows increased from June through August 2013, however, the municipal yield curve4 steepened and credit spreads widened. These conditions detracted from the Fund’s performance relative to the benchmark. On the upside, a lack of Puerto Rico bonds was a positive contributor to the Fund’s performance, as Puerto Rico was the worst-performing sector of the Barclays Municipal Bond Index. (Contributions take weightings and total returns into account.)

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration for the first six months of the reporting period was shorter than that of the Barclays Municipal Bond Index. As municipal rates increased substantially from June through August, we increased the Fund’s duration relative to the benchmark. We continue to use a position in U.S. Treasury futures to hedge some of the Fund’s higher exposure in longer-maturity issues.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

A combination of factors affected the municipal market during the reporting period. Among these were stronger economic data, which prompted speculation about a rotation from bonds to equities, and suggestions that the Federal Reserve might taper its bond purchases. Financial difficulties in Detroit and Puerto Rico also affected the market. Together, these forces drew money away from municipal mutual funds in 2013. This caused municipal yields to move materially higher and drove bond prices lower. This rapid change in market sentiment created opportunities for the Fund to reposition itself in several ways. We focused on selling securities that had fallen in value, as we sought to realize losses that could offset current and future gains in the Fund. During periods of institutional market illiquidity, we targeted the strong appetite for individual bonds among retail investors to execute sales at prices we viewed as favorable relative to the market. We used the proceeds to buy bonds that became available because of industry outflows.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contribution to the Fund’s performance came from our decision to avoid securities issued by the Commonwealth of Puerto Rico. Puerto Rico bonds underperformed the general municipal market by more than 15 percentage points. The most significant detractors from the Fund’s relative performance were yield-curve positioning and credit quality. Longer-maturity municipals underperformed municipal bonds with shorter maturities, and credit spreads widened during the reporting period. Even so, the higher-quality, defensively structured portion of the Fund produced strong relative performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale would have been considered significant.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to Fund’s sector weightings during the reporting period. Sectors that we continue to favor were marginally increased, including local general obligation bonds and municipal bonds in the transportation and health care sectors. We reduced the Fund’s exposure to the education

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

sector but still maintain an overweight position relative to the Barclays Municipal Bond Index. From a state perspective, we opportunistically increased the Fund’s exposure to Texas and New Jersey after a sell-off during the summer pushed prices lower.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, transportation and education sectors. From a quality perspec-

tive, we still favor credits rated A and BBB.6 In combination, these two ratings categories represented more than 61% of the Fund’s total assets as of October 31, 2013. As of the same date, the Fund’s duration was slightly longer than that of the benchmark.

6.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Municipal Bonds 100.0%†
Alabama 0.5%
Alabama Water Pollution Control Authority, Revenue Bonds
Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,550,000	$1,540,374
Jefferson County, Alabama, Revenue Bonds Insured: AGM 5.50%, due 1/1/21	2,380,000	2,379,667

		3,920,041

Arizona 1.2%
Salt Verde Financial Corp., Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,063,900

California 22.6%
Alum Rock Union Elementary School District, Election, Unlimited General Obligation
Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,196,469
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	16,390,000	16,417,371
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,323,079
California Communities, Installment Sale, Certificates of Participation
Series B 5.25%, due 6/1/42	2,500,000	2,517,050
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,768,787
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds
Series A 6.00%, due 7/1/34	3,000,000	3,306,150
California State Public Works Board, Capital Project, Revenue Bonds
Series I-1 6.625%, due 11/1/34	1,520,000	1,528,041
California State Public Works Board, University Project, Revenue Bonds
Series H 5.00%, due 9/1/29	7,455,000	7,999,364

	Principal Amount	Value

California (continued)
California State Public Works Revenue, Various Capital Project, Revenue Bonds
Series G1 5.75%, due 10/1/30	$1,400,000	$1,539,496
California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	2,906,050
6.25%, due 11/1/34	4,000,000	4,704,200
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	1,990,000	1,967,095
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,550,284
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/37	4,150,000	875,609
Series A (zero coupon), due 8/1/46	8,000,000	859,040
Series A (zero coupon), due 8/1/49	9,000,000	762,930
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	4,222,884
Series C (zero coupon), due 8/1/36	15,500,000	4,156,325
Foothill-Eastern Transportation Corridor Agency Toll Road, Revenue Bonds
(zero coupon), due 1/15/24	10,000,000	5,309,800
(zero coupon), due 1/15/34	9,600,000	2,500,512
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	13,000,000	4,218,110
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	1,881,660
Series G (zero coupon), due 8/1/33	10,000,000	2,887,500
Series G (zero coupon), due 8/1/41	23,485,000	3,759,948
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, Insured: AGC, FGIC 5.00%, due 6/1/35	9,000,000	9,005,670

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	$12,500,000	$2,882,250
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,497,790
Imperial Community College District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/29	2,865,000	3,061,510
Lompoc Valley Medical Center, Santa Barbara County, Unlimited General Obligation 4.00%, due 8/1/36	4,245,000	3,610,118
Merced Union High School District, Cabs-Election, Unlimited General Obligation
Series C (zero coupon), due 8/1/46	53,000,000	6,156,480
Morongo, California Unified School District Election, Unlimited General Obligation
Series B, Insured: GTY 5.25%, due 8/1/38	2,880,000	2,967,005
National City Community Development Commission, National City Redevelopment Project, Tax Allocation 7.00%, due 8/1/32	3,500,000	4,096,820
Oakland Unified School District, Election 2000, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	9,191,300
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,122,799
Palomar Pomerado Health Election, Unlimited General Obligation
Series A, Insured: AMBAC 5.00%, due 8/1/34	9,075,000	9,231,090
Peralta Community College District, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 8/1/31	4,655,000	4,905,858
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,450,991
Riverside County Transportation Commission, Revenue Bonds
Series A 5.25%, due 6/1/30	3,000,000	3,359,370

	Principal Amount	Value

California (continued)
San Bernardino City Unified School District, Election, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 8/1/30	$1,000,000	$1,043,060
San Buenaventura Public Facilities Financing Authority, Revenue Bonds
Series B 5.00%, due 7/1/35	3,000,000	3,104,310
San Diego County Regional Airport Authority, Revenue Bonds
Series B 5.00%, due 7/1/30 (a)	1,000,000	1,030,870
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	10,000,000	2,400,600
San Lorenzo, California Unified School District, Unlimited General Obligation
Series B 6.00%, due 8/1/41	4,535,000	5,041,378
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	2,259,470
Stockton, California Unified School District, Election 2005, Unlimited General Obligation Insured: NATL-RE 4.55%, due 9/1/30	11,995,000	12,035,183
Val Verde Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: BAM 5.00%, due 8/1/38	7,500,000	7,685,625
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	3,500,000	3,774,330

		189,071,631

Colorado 0.6%
E-470 Public Highway Authority Colorado, Revenue Bonds
Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,181,020
Park Creek Metropolitan District, Revenue Bonds
Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,720,000

		4,901,020

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut 1.7%
Connecticut, CT, Special Tax Obligation, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 10/1/24	$4,105,000	$4,803,917
Series A 5.00%, due 10/1/32	4,785,000	5,152,727
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,671,550
Series A 5.00%, due 4/1/29	1,250,000	1,378,134
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	299,825

		14,306,153

District of Columbia 1.6%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,034,190
5.00%, due 6/1/42	3,500,000	3,028,410
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/33	1,000,000	1,061,740
6.00%, due 7/1/43	1,000,000	1,042,420
6.00%, due 7/1/48	1,575,000	1,629,842
District of Columbia, Tax Allocation
5.00%, due 6/1/27	525,000	553,124
5.00%, due 6/1/28	1,445,000	1,507,915
Metropolitan Washington Airports Authority, Revenue Bonds
Series A 5.00%, due 10/1/32 (a)	3,005,000	3,119,130

		12,976,771

Florida 4.3%
Citizens Property Insurance Corp., Revenue Bonds
Series A-1 5.25%, due 6/1/17	3,500,000	3,978,030
♦City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,133,800
♦Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A 5.00%, due 10/1/31	14,900,000	15,173,564

	Principal Amount	Value

Florida (continued)
Miami-Dade County Florida Solid Waste System, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	$1,735,000	$1,876,524
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	60,245

		36,222,163

Georgia 1.7%
Atlanta, Georgia Airport Passenger Facility Charge, Revenue Bonds
Series J, Insured: AGM 5.00%, due 1/1/34	3,500,000	3,607,450
Atlanta, Georgia Water & Wastewater, Revenue Bonds
Series A 6.25%, due 11/1/39	4,125,000	4,678,823
Bulloch County Development Authority, Southern Housing Foundation, Revenue Bonds Insured: AGM 5.00%, due 7/1/37	1,475,000	1,509,279
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds
Series A 5.00%, due 6/15/32	1,700,000	1,780,002
Tift County Hospital Authority, Anticipation Certificates, Revenue Bonds 5.00%, due 12/1/38	3,000,000	3,030,420

		14,605,974

Guam 2.2%
♦Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 5.00%, due 10/1/21 (a)	5,500,000	5,578,760
Series C, Insured: AGM 6.125%, due 10/1/43 (a)	7,300,000	7,504,327
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,020,030

		18,103,117

Hawaii 0.6%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds
Series B, Insured: FGIC 4.60%, due 5/1/26 (a)	1,450,000	1,400,497
6.50%, due 7/1/39	3,000,000	3,268,770

		4,669,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 7.0%
♦Chicago Board of Education, General Obligation
Series A, Insured: AGM-CR 5.50%, due 12/1/39	$12,750,000	$12,965,603
♦Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,911,478
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,036,120
Series D 5.25%, due 1/1/29	7,555,000	7,935,772
Series A 5.625%, due 1/1/35	2,000,000	2,079,240
Chicago, Illinois Waterworks, Revenue Bonds 5.00%, due 11/1/42	3,410,000	3,389,335
Chicago, lllinois, Unlimited General Obligation
Series A 5.25%, due 1/1/35	2,000,000	1,930,500
Illinois Finance Authority, Ingalls Health System, Revenue Bonds
5.00%, due 5/15/25	1,120,000	1,159,133
5.00%, due 5/15/26	1,175,000	1,203,188
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds
Series A 6.00%, due 7/1/43	9,600,000	9,908,064
Kendall Kane & Will Counties, Community Unit School District No. 308, Unlimited General Obligation
Series A 5.00%, due 2/1/29	7,000,000	7,373,310
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	263,652
Series A 5.00%, due 1/1/20	205,000	233,235

		58,388,630

Indiana 1.3%
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,315,565
Series A 5.00%, due 2/1/25	4,425,000	4,807,807

	Principal Amount	Value

Indiana (continued)
Indiana State Finance Authority, Butler University, Revenue Bonds (continued)
Series B 5.00%, due 2/1/26	$2,320,000	$2,488,664
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds
Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,161,545

		10,773,581

Kentucky 0.6%
Kentucky Economic Development Finance Authority, Ashland Hospital Corp. Kings, Revenue Bonds
Series C 6.00%, due 2/1/33	1,400,000	1,538,502
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Revenue Bonds
Series B-1 0.07%, due 8/15/38 (b)	3,830,000	3,830,000

		5,368,502

Louisiana 2.7%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds
Series A, Insured: AGM 6.00%, due 1/1/39	3,500,000	3,715,950
Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,000,000	931,910
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,303,390
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,126,480
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,521,490
Series C-3, Insured: GTY 6.125%, due 6/1/25	5,000,000	5,713,350

		22,312,570

Maine 0.9%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds 5.00%, due 7/1/43	7,500,000	7,459,275

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Maryland 2.4%
♦Maryland Health & Higher Educational Facilities Authority, Medstar Health, Revenue Bonds
Series B 5.00%, due 8/15/38	$20,000,000	$20,006,200

Massachusetts 2.0%
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (a)	2,140,000	2,182,094
Series I 6.00%, due 1/1/28	2,880,000	3,079,641
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	2,000,000	2,261,480
Series A 6.25%, due 7/1/30	6,400,000	7,034,752
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,133,620

		16,691,587

Michigan 7.9%
Detroit, Michigan City School District, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	7,845,150
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,563,072
Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	5,150,000	4,917,374
Detroit, Michigan Sewerage Disposal System, Revenue Bonds
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,000,640
Series C-1, Insured: AGM 7.00%, due 7/1/27	3,500,000	3,701,215
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.25%, due 7/1/39	4,150,000	3,831,238
Detroit, Michigan Water Supply System, Revenue Bonds
Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,360,348

	Principal Amount	Value

Michigan (continued)
Detroit, Michigan Water Supply System, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 7/1/34	$1,600,000	$1,470,352
Senior Lien—Series A 5.25%, due 7/1/41	3,015,000	2,775,971
Series A 5.75%, due 7/1/37	5,550,000	5,327,944
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	791,805
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,728,636
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds
Series C 5.00%, due 11/1/28	7,290,000	7,553,461
Michigan Finance Authority, Revenue Bonds
5.00%, due 6/1/18	175,000	192,516
5.00%, due 6/1/19	1,300,000	1,428,154
5.00%, due 6/1/20	950,000	1,036,859
5.50%, due 6/1/21	5,000,000	5,549,850
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	250,000	199,915
Wayne County Airport Authority, Detroit Met Wayne County Airport, Revenue Bonds Insured: NATL-RE 5.00%, due 12/1/34 (a)	8,000,000	7,766,320

		66,040,820

Minnesota 0.5%
Minneapolis, St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds
Series B-2 0.08%, due 11/15/35 (b)	4,450,000	4,450,000

Nebraska 1.7%
Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/42	12,500,000	12,247,250
Nebraska Educational Finance Authority, Creighton University Projects, Revenue Bonds 0.08%, due 7/1/35 (b)	1,620,000	1,620,000

		13,867,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Hampshire 0.2%
Manchester, NH General Airport, Revenue Bonds
Series A, Insured: AGM 5.00%, due 1/1/26	$1,800,000	$1,939,860

New Jersey 6.5%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds
Series A 5.75%, due 2/15/34	3,500,000	3,510,500
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,884,255
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	3,947,885
Insured: GTY 5.25%, due 1/1/31	2,760,000	2,876,527
New Jersey Health Care Facilities Financing Authority, Virtua Health, Revenue Bonds
Series B 0.07%, due 7/1/43 (b)	4,200,000	4,200,000
Series C 0.07%, due 7/1/43 (b)	1,100,000	1,100,000
New Jersey Higher Education Student Assistance Authority, Revenue Bonds
Series 1 5.50%, due 12/1/26 (a)	4,130,000	4,323,945
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds
Series A, Insured: GTY 6.125%, due 6/1/30 (a)	3,870,000	4,080,180
New Jersey State Turnpike Authority, Revenue Bonds
Series A 5.00%, due 1/1/38	10,000,000	10,398,600
Series A 5.00%, due 1/1/43	2,000,000	2,050,780
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	1,135,000	1,241,917
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,585,120

	Principal Amount	Value

New Jersey (continued)
Rutgers State University, Revenue Bonds
Series L 5.00%, due 5/1/43	$7,000,000	$7,373,310

		54,573,019

New York 6.0%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/17	880,000	998,518
Insured: AGM 5.00%, due 12/15/18	930,000	1,067,910
Insured: AGM 5.00%, due 12/15/19	975,000	1,119,076
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,173,174
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,218,136
Insured: AGM 5.00%, due 12/15/22	740,000	834,528
City of New York, Unlimited General Obligation
Series H-5 0.40%, due 3/1/34 (b)	1,000,000	1,000,000
Metropolitan Transportation Authority, Revenue Bonds
Series B 5.00%, due 11/15/38	3,900,000	3,992,040
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	11,200,000	11,979,520
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,310,450
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	2,090,000	2,293,524
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 5.00%, due 3/15/44	4,000,000	3,896,120
New York State Dormitory Authority, Revenue Bonds
5.00%, due 7/1/42	1,760,000	1,803,419
5.50%, due 7/1/40	540,000	567,913
New York, General Obligation
Series A-7 0.07%, due 8/1/19 (b)	2,100,000	2,100,000
Series E2 0.07%, due 8/1/20 (b)	3,800,000	3,800,000

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
Port Authority of New York & New Jersey, Consolidated 177th, Revenue Bonds 4.00%, due 7/15/32 (a)	$5,000,000	$4,679,800
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B (zero coupon), due 11/15/32	5,800,000	2,393,196

		50,227,324

North Carolina 0.4%
North Carolina Turnpike Authority, Revenue Bonds
Series A, Insured: GTY 5.75%, due 1/1/39	3,000,000	3,232,530

North Dakota 0.3%
McLean County North Dakota Solid Waste Facilities, Revenue Bonds
Series A 4.875%, due 7/1/26	2,700,000	2,800,116

Ohio 0.8%
Akron Bath Copley Joint Township Hospital District, Childrens Hospital Medical Center of Akron, Revenue Bonds 5.00%, due 11/15/38	1,000,000	1,005,630
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,257,616
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,030,640
Toledo-Lucas County Port Authority, Revenue Bonds
Series B 6.25%, due 5/15/24 (a)	1,030,000	1,032,132
University of Cincinnati, Ohio, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 6/1/31	395,000	402,102

		6,728,120

Pennsylvania 1.7%
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	184,324
Pennsylvania State Turnpike Commission, Revenue Bonds
Series D 5.50%, due 12/1/41	4,200,000	4,324,320
Series B 5.75%, due 6/1/39	4,000,000	4,206,000

	Principal Amount	Value

Pennsylvania (continued)
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	$5,125,000	$5,677,834

		14,392,478

Rhode Island 0.7%
Providence, RI, Unlimited General Obligation
Series A 5.00%, due 1/15/26	1,095,000	1,159,200
Series A 5.00%, due 1/15/27	1,100,000	1,151,073
Series A 5.00%, due 1/15/28	1,150,000	1,190,238
Rhode Island Housing & Mortgage Finance Corp., Rental Housing Program, Revenue Bonds
Series B-1A, Insured: AGM 5.40%, due 10/1/37 (a)	2,000,000	2,105,920

		5,606,431

South Carolina 1.6%
Piedmont Municipal Power Agency, Revenue Bonds
Series C, Insured: GTY 5.75%, due 1/1/34	5,320,000	5,826,198
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds
Series A 5.25%, due 8/1/30	7,500,000	7,628,250

		13,454,448

Tennessee 1.3%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	3,820,579
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds
Series A 6.50%, due 7/1/38	6,500,000	7,079,085

		10,899,664

Texas 10.4%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,189,880
Dallas-Fort Worth International Airport, Revenue Bonds
Series G 5.00%, due 11/1/34	2,500,000	2,545,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	$10,000,000	$10,028,600
Harris County-Houston Sports Authority, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	25,015,000	4,483,438
Series G, Insured: NATL-RE 5.25%, due 11/15/30	580,000	579,965
Houston Higher Education Finance Corp., Revenue Bonds
Series A 5.00%, due 2/15/42	1,000,000	919,210
Series A 6.50%, due 5/15/31	1,050,000	1,153,582
Series A 6.875%, due 5/15/41	6,450,000	7,182,591
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds
Series B 5.00%, due 9/1/31	2,000,000	2,040,060
Lower Colorado River Authority, Revenue Bonds
Series A 5.00%, due 5/15/29	3,300,000	3,485,328
North Texas Tollway Authority, Revenue Bonds
Series F 5.75%, due 1/1/38	1,800,000	1,897,776
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,275,000	1,384,586
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	20,250,000	19,883,880
♦Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,335,000	5,838,251
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	4,636,728
7.50%, due 6/30/33	5,500,000	6,211,040
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,000,000	8,654,720

	Principal Amount	Value

Texas (continued)
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds
Series A 6.20%, due 2/15/40	$1,000,000	$1,054,120
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/36	10,000,000	2,550,700

		86,720,255

U.S. Virgin Islands 4.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	8,880,000	8,930,438
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds
Series A 5.00%, due 10/1/32	10,000,000	9,843,400
♦Virgin Islands Public Finance Authority, Revenue Bonds
Insured: AGM 5.00%, due 10/1/32	10,475,000	10,534,498
Series A 6.75%, due 10/1/37	5,000,000	5,457,000

		34,765,336

Utah 0.1%
Herriman, Utah, Special Assessment
5.00%, due 11/1/24	575,000	605,877
5.00%, due 11/1/29	425,000	434,937

		1,040,814

Vermont 0.1%
Burlington, Vermont Electric System, Revenue Bonds
Series A 5.375%, due 7/1/27	610,000	654,878

Washington 0.8%
King County Washington Public Hospital District No. 1, General Obligation
Series B 5.25%, due 12/1/37	6,500,000	6,771,180

Wisconsin 0.8%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	3,834,176

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Center District, Junior Dedicated, Revenue Bonds (continued)
Series A 5.00%, due 12/15/32	$2,850,000	$2,972,864

		6,807,040

Wyoming 0.1%
West Park Hospital District, Revenue Bonds
Series A 6.375%, due 6/1/26	1,000,000	1,103,540

Total Investments (Cost $846,063,991) (e)	100.0%	835,915,485
Other Assets, Less Liabilities	0.0 ‡	395,596
Net Assets	100.0%	$836,311,081

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.5%)
United States Treasury Notes December 2013 (10 Year) (d)	(1,080)	$(3,478,950)
United States Treasury Bond December 2013 (30 Year) (d)	(150)	(565,219)

Total Futures Contracts (Settlement Value $157,770,000)		$(4,044,169)

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2013.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(d)	As of October 31, 2013, cash in the amount of $1,968,000 is on deposit with the broker for futures transactions.

(e)	As of October 31, 2013, cost is $846,077,996 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$16,746,352
Gross unrealized depreciation	(26,908,863)

Net unrealized depreciation	$(10,162,511)

The following abbreviations are used in the above portfolio:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$835,915,485	$—	$835,915,485

Total Investment in Securities	$—	$835,915,485	$—	$835,915,485

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(4,044,169)	$—	$—	$(4,044,169)

Total Other Financial Instruments	$(4,044,169)	$—	$—	$(4,044,169)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $846,063,991)	$835,915,485
Cash collateral on deposit at broker	1,968,000
Cash	361,018
Receivables:
Interest	12,074,677
Investment securities sold	4,674,509
Fund shares sold	2,172,846
Variation margin on futures contracts	192,188
Other assets	48,053

Total assets	857,406,776

Liabilities
Payables:
Investment securities purchased	15,420,086
Fund shares redeemed	3,978,350
Manager (See Note 3)	325,833
NYLIFE Distributors (See Note 3)	163,579
Transfer agent (See Note 3)	80,903
Shareholder communication	26,035
Professional fees	14,471
Custodian	3,545
Trustees	1,933
Accrued expenses	5,889
Dividend payable	1,075,071

Total liabilities	21,095,695

Net assets	$836,311,081

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$895,816
Additional paid-in capital	871,381,693

872,277,509
Distributions in excess of net investment income	(590,144)
Accumulated net realized gain (loss) on investments and futures transactions	(21,183,609)
Net unrealized appreciation (depreciation) on investments and futures contracts	(14,192,675)

Net assets	$836,311,081

Investor Class
Net assets applicable to outstanding shares	$19,093,648

Shares of beneficial interest outstanding	2,036,054

Net asset value per share outstanding	$9.38
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.82

Class A
Net assets applicable to outstanding shares	$417,983,578

Shares of beneficial interest outstanding	44,784,950

Net asset value per share outstanding	$9.33
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.77

Class B
Net assets applicable to outstanding shares	$12,459,068

Shares of beneficial interest outstanding	1,335,095

Net asset value and offering price per share outstanding	$9.33

Class C
Net assets applicable to outstanding shares	$150,244,080

Shares of beneficial interest outstanding	16,090,654

Net asset value and offering price per share outstanding	$9.34

Class I
Net assets applicable to outstanding shares	$236,530,707

Shares of beneficial interest outstanding	25,334,880

Net asset value and offering price per share outstanding	$9.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$40,256,611

Expenses
Manager (See Note 3)	4,479,174
Distribution/Service—Investor Class (See Note 3)	50,588
Distribution/Service—Class A (See Note 3)	1,194,837
Distribution/Service—Class B (See Note 3)	69,048
Distribution/Service—Class C (See Note 3)	828,460
Transfer agent (See Note 3)	460,020
Registration	179,334
Professional fees	77,276
Shareholder communication	63,280
Custodian	23,364
Trustees	18,738
Miscellaneous	27,473

Total expenses before waiver/reimbursement	7,471,592
Expense waiver/reimbursement from Manager (See Note 3)	(446,159)

Net expenses	7,025,433

Net investment income (loss)	33,231,178

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(18,984,252)
Futures transactions	4,111,434

Net realized gain (loss) on investments and futures transactions	(14,872,818)

Net change in unrealized appreciation (depreciation) on:
Investments	(53,988,965)
Futures contracts	(4,267,669)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(58,256,634)

Net realized and unrealized gain (loss) on investments and futures transactions	(73,129,452)

Net increase (decrease) in net assets resulting from operations	$(39,898,274)

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,231,178	$21,331,969
Net realized gain (loss) on investments and futures transactions	(14,872,818)	10,862,659
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(58,256,634)	30,289,998

Net increase (decrease) in net assets resulting from operations	(39,898,274)	62,484,626

Dividends to shareholders:
From net investment income:
Investor Class	(742,323)	(844,342)
Class A	(17,779,227)	(13,126,144)
Class B	(471,234)	(391,448)
Class C	(5,662,029)	(3,895,004)
Class I	(8,572,221)	(3,144,644)

Total dividends to shareholders	(33,227,034)	(21,401,582)

Capital share transactions:
Net proceeds from sale of shares	534,980,472	373,192,486
Net asset value of shares issued to shareholders in reinvestment of dividends	20,388,965	12,240,442
Cost of shares redeemed	(390,206,581)	(87,911,281)

Increase (decrease) in net assets derived from capital share transactions	165,162,856	297,521,647

Net increase (decrease) in net assets	92,037,548	338,604,691

Net Assets
Beginning of year	744,273,533	405,668,842

End of year	$836,311,081	$744,273,533

Distributions in excess of net investment income at end of year	$(590,144)	$(594,288)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.08	$9.31	$9.48	$9.08	$8.48

Net investment income (loss)	0.36	0.38 (a)	0.42 (a)	0.39 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	(0.70)	0.77	(0.16)	0.41	0.63

Total from investment operations	(0.34)	1.15	0.26	0.80	0.97

Less dividends:
From net investment income	(0.36)	(0.38)	(0.43)	(0.40)	(0.37)

Net asset value at end of year	$9.38	$10.08	$9.31	$9.48	$9.08

Total investment return (b)	(3.45%)	12.58%	2.93%	9.08%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.67%	3.92%	4.67%	4.24%	3.93%
Net expenses	0.84%	0.86%	0.90%	0.93%	1.02%
Expenses (before waiver/reimbursement)	0.89%	0.91%	0.98%	1.03%	1.25%
Portfolio turnover rate	111%	125%	138%	97%	94%
Net assets at end of year (in 000’s)	$19,094	$21,437	$21,547	$22,220	$21,683

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.04	$9.26	$9.44	$9.04	$8.45

Net investment income (loss)	0.38	0.38 (a)	0.43 (a)	0.40 (a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	(0.72)	0.79	(0.18)	0.42	0.62

Total from investment operations	(0.34)	1.17	0.25	0.82	0.97

Less dividends:
From net investment income	(0.37)	(0.39)	(0.43)	(0.42)	(0.38)

Net asset value at end of year	$9.33	$10.04	$9.26	$9.44	$9.04

Total investment return (b)	(3.52%)	12.81%	2.93%	9.25%	11.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72%	3.91%	4.76%	4.36%	4.04%
Net expenses	0.78%	0.79%	0.81%	0.82%	0.90%
Expenses (before waiver/reimbursement)	0.83%	0.84%	0.89%	0.92%	1.08%
Portfolio turnover rate	111%	125%	138%	97%	94%
Net assets at end of year (in 000’s)	$417,984	$424,757	$258,892	$242,891	$162,921

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.03	$9.26	$9.44	$9.04	$8.44

Net investment income (loss)	0.34	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.70)	0.78	(0.18)	0.41	0.63

Total from investment operations	(0.36)	1.13	0.22	0.78	0.95

Less dividends:
From net investment income	(0.34)	(0.36)	(0.40)	(0.38)	(0.35)

Net asset value at end of year	$9.33	$10.03	$9.26	$9.44	$9.04

Total investment return (b)	(3.73%)	12.34%	2.58%	8.85%	11.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41%	3.59%	4.42%	3.99%	3.68%
Net expenses	1.09%	1.11%	1.15%	1.18%	1.26%
Expenses (before waiver/reimbursement)	1.14%	1.16%	1.23%	1.28%	1.50%
Portfolio turnover rate	111%	125%	138%	97%	94%
Net assets at end of year (in 000’s)	$12,459	$13,230	$9,463	$13,907	$18,219

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.04	$9.27	$9.44	$9.04	$8.45

Net investment income (loss)	0.35	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.71)	0.78	(0.17)	0.41	0.61

Total from investment operations	(0.36)	1.13	0.23	0.78	0.93

Less dividends:
From net investment income	(0.34)	(0.36)	(0.40)	(0.38)	(0.34)

Net asset value at end of year	$9.34	$10.04	$9.27	$9.44	$9.04

Total investment return (b)	(3.72%)	12.33%	2.69%	8.85%	11.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.58%	4.42%	3.99%	3.68%
Net expenses	1.09%	1.11%	1.15%	1.18%	1.28%
Expenses (before waiver/reimbursement)	1.14%	1.16%	1.23%	1.28%	1.51%
Portfolio turnover rate	111%	125%	138%	97%	94%
Net assets at end of year (in 000’s)	$150,244	$142,246	$81,880	$65,695	$22,544

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Year ended October 31,			December 21, 2009** through October 31,
Class I	2013	2012	2011	2010
Net asset value at beginning of period	$10.04	$9.27	$9.44	$9.07

Net investment income (loss)	0.40	0.40 (a)	0.45 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	(0.71)	0.78	(0.16)	0.35

Total from investment operations	(0.31)	1.18	0.29	0.73

Less dividends:
From net investment income	(0.39)	(0.41)	(0.46)	(0.36)

Net asset value at end of period	$9.34	$10.04	$9.27	$9.44

Total investment return (b)	(3.18%)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%	4.06%	4.99%	4.64	%††
Net expenses	0.54%	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.59%	0.59%	0.64%	0.67	%††
Portfolio turnover rate	111%	125%	138%	97%
Net assets at end of period (in 000’s)	$236,531	$142,603	$33,888	$17,394

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over

28	MainStay Tax Free Bond Fund

the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

Fair value of derivatives instruments as of October 31, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(4,044,169)	$(4,044,169)

Total Fair Value		$(4,044,169)	$(4,044,169)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$4,111,434	$4,111,434

Total Realized Gain (Loss)		$4,111,434	$4,111,434

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(4,267,669)	$(4,267,669)

Total Change in Unrealized Appreciation (Depreciation)		$(4,267,669)	$(4,267,669)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(1,065)	(1,065)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

30	MainStay Tax Free Bond Fund

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,479,174 and waived its fees and/or reimbursed expenses in the amount of $446,159.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,608 and $155,329, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $93,144, $26,959 and $72,080, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$19,538
Class A	182,278
Class B	13,339
Class C	160,687
Class I	84,178

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordi nary Inc ome	Undistri buted Tax Exempt Income	Accum ulated Capital and Other Gain (Loss)	Other Temp orary Differences	Unrealized Appre ciation (Depre ciation)	Total Accum ulated Gain (Loss)
$—	$484,927	$(25,213,773)	$(1,075,071)	$(10,162,511)	$(35,966,428)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $25,213,773 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)
2017 2019 Unlimited	$3,952 2,136 19,126
Total	$25,214

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$96,086	$110,818
Exempt Interest Dividends	33,130,948	21,290,764
Total	$33,227,034	$21,401,582

mainstayinvestments.com	31

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $1,150,338 and $973,625, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	231,445	$2,295,102
Shares issued to shareholders in reinvestment of dividends and distributions	66,265	648,600
Shares redeemed	(296,651)	(2,898,811)

Net increase (decrease) in shares outstanding before conversion	1,059	44,891
Shares converted into Investor Class (See Note 1)	124,654	1,203,999
Shares converted from Investor Class (See Note 1)	(215,626)	(2,151,601)

Net increase (decrease)	(89,913)	$(902,711)

Year ended October 31, 2012:
Shares sold	302,292	$2,969,559
Shares issued to shareholders in reinvestment of dividends and distributions	74,537	728,718
Shares redeemed	(232,083)	(2,264,814)

Net increase (decrease) in shares outstanding before conversion	144,746	1,433,463
Shares converted into Investor Class (See Note 1)	98,094	958,281
Shares converted from Investor Class (See Note 1)	(431,785)	(4,210,943)

Net increase (decrease)	(188,945)	$(1,819,199)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	22,182,089	$221,017,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,204,679	11,711,429
Shares redeemed	(21,109,132)	(202,514,838)

Net increase (decrease) in shares outstanding before conversion	2,277,636	30,214,101
Shares converted into Class A (See Note 1)	275,726	2,737,966
Shares converted from Class A (See Note 1)	(95,013)	(907,196)

Net increase (decrease)	2,458,349	$32,044,871

Year ended October 31, 2012:
Shares sold	18,827,755	$184,035,146
Shares issued to shareholders in reinvestment of dividends and distributions	816,477	7,973,089
Shares redeemed	(5,878,933)	(57,367,459)

Net increase (decrease) in shares outstanding before conversion	13,765,299	134,640,776
Shares converted into Class A (See Note 1)	666,672	6,460,233
Shares converted from Class A (See Note 1)	(49,478)	(486,560)

Net increase (decrease)	14,382,493	$140,614,449

32	MainStay Tax Free Bond Fund

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	423,149	$4,243,780
Shares issued to shareholders in reinvestment of dividends and distributions	40,555	394,630
Shares redeemed	(357,814)	(3,459,540)

Net increase (decrease) in shares outstanding before conversion	105,890	1,178,870
Shares converted from Class B (See Note 1)	(89,333)	(883,168)

Net increase (decrease)	16,557	$295,702

Year ended October 31, 2012:
Shares sold	716,260	$7,012,721
Shares issued to shareholders in reinvestment of dividends and distributions	30,704	299,461
Shares redeemed	(168,094)	(1,633,570)

Net increase (decrease) in shares outstanding before conversion	578,870	5,678,612
Shares converted from Class B (See Note 1)	(281,939)	(2,721,011)

Net increase (decrease)	296,931	$2,957,601

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,994,416	$69,909,300
Shares issued to shareholders in reinvestment of dividends and distributions	375,862	3,653,731
Shares redeemed	(5,447,067)	(52,029,789)

Net increase (decrease)	1,923,211	$21,533,242

Year ended October 31, 2012:
Shares sold	6,245,133	$61,118,182
Shares issued to shareholders in reinvestment of dividends and distributions	218,599	2,138,827
Shares redeemed	(1,129,894)	(11,018,783)

Net increase (decrease)	5,333,838	$52,238,226

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	24,212,183	$237,514,780
Shares issued to shareholders in reinvestment of dividends and distributions	410,682	3,980,575
Shares redeemed	(13,493,041)	(129,303,603)

Net increase (decrease)	11,129,824	$112,191,752

Year ended October 31, 2012 :
Shares sold	12,037,403	$118,056,878
Shares issued to shareholders in reinvestment of dividends and distributions	111,693	1,100,347
Shares redeemed	(1,600,338)	(15,626,655)

Net increase (decrease)	10,548,758	$103,530,570

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

34	MainStay Tax Free Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 99.7% of the ordinary income dividends paid during the fiscal year ended October 31, 2013 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2014, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	35

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

36	MainStay Tax Free Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

38	MainStay Tax Free Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32041 MS322-13	MST11-12/13 NL013

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	17.57 24.42%	14.54 15.85%	7.01 7.61%	1.22 1.22%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	17.91 24.78	14.81 16.11	7.14 7.75	1.00 1.00
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	18.50 23.50	14.77 15.00	6.82 6.82	1.97 1.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	22.60 23.60	14.99 14.99	6.82 6.82	1.97 1.97
Class I Shares[4]	No Sales Charge		25.05	16.39	8.01	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[5]	23.94%	17.77%	7.22%
Average Lipper Convertible Securities Fund[6]	20.63	14.86	6.52

5.	The Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The Bank of America Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,122.40	$6.42	$1,019.20	$6.11

Class A Shares	$1,000.00	$1,123.60	$5.25	$1,020.30	$4.99

Class B Shares	$1,000.00	$1,118.00	$10.41	$1,015.40	$9.91

Class C Shares	$1,000.00	$1,118.10	$10.41	$1,015.40	$9.91

Class I Shares	$1,000.00	$1,124.80	$3.91	$1,021.50	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 0.98% for Class A, 1.95% for Class B and Class C and 0.73% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

2.	Gilead Sciences, Inc., 1.00%, due 5/1/14

3.	Chart Industries, Inc., 2.00%, due 8/1/18

4.	Novellus Systems, Inc., 2.625%, due 5/15/41

5.	Danaher Corp., (zero coupon), due 1/22/21
6.	United Technologies Corp., 7.50%

7.	Jarden Corp., 1.875%, due 9/15/18

8.	MetLife, Inc., 5.00%

9.	Stanley Black & Decker, Inc., 4.75%

10.	Salix Pharmaceuticals, Ltd., 1.50%, due 3/15/19

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Convertible Fund returned 24.42% for Investor Class shares, 24.78% for Class A shares, 23.50% for Class B shares and 23.60% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 25.05%. During the reporting period, Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 23.94% return of the Bank of America Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 20.63% return of the average Lipper2 convertible securities fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Convertible bond performance is largely determined by the returns of the underlying equity securities. Our decision-making process is guided by our analysis of the underlying equity and whether the convertible security will participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

The Fund’s performance relative to the Bank of America Merrill Lynch All U.S. Convertibles Index was driven by a number of factors. The Fund’s relative performance was aided by a higher equity sensitivity, or delta, than the average convertible bond in the benchmark. The Fund tends to avoid convertible securities that have low sensitivity to equity prices, known as “busted” convertible bonds. Busted convertibles tend to underperform the market when equities are rising. They also tend to underperform the market when interest rates are rising and bond prices are falling.

An underweight position in the biotechnology sector slightly detracted from the Fund’s performance relative to the Bank of America Merrill Lynch All U.S. Convertibles Index, as the sector was a strong performer in the benchmark.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors were particularly weak?

The biotechnology sector was the strongest contributor to the Fund’s performance, followed by industrials. (Contributions take weightings and total returns into account.) The weakest sectors were natural resources, energy exploration & production, and medical devices.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

Investors continued to push up biotechnology stocks, as their growth prospects are viewed as relatively attractive in the mature health care sector. Particularly strong biotechnology securities in the Fund were convertible bonds of Gilead Sciences and Biomarin Pharmaceuticals. Gilead Sciences’ share price rose sharply as the company is expected to receive approval by year’s end for a novel treatment for hepatitis C. This therapy, if approved, is expected to achieve annual sales of several billions of dollars. Biomarin Pharmaceuticals was also a strong performer, as the company’s drug franchise for rare diseases remains a profitable niche. In addition, the company has several promising potential therapies in its pipeline. Shares of many industrial companies rose during the reporting period, as the economic recovery enhanced their prospects. The convertible bonds of machinery company Chart Industries and manufacturing company Danaher, in particular, were strong performers for the Fund. Chart Industries sells equipment into the growing natural gas-to-liquids market. Danaher benefited from growth in its industrial and life-sciences end markets. Another strong-performing industry was semiconductors, which benefited from growth in demand and a rationalization of supply. These factors have led to improved pricing. Fund holdings that benefited from this trend were the convertible bonds of Micron Technology, Microchip Technology and Novellus Systems.

Among the Fund’s weakest absolute performers were convertible bonds of natural resources company Peabody Energy and convertible preferred shares of Cliffs Natural Resources. Prices for coal and metal declined as demand from China softened. Within the energy exploration & production industry, convertible bonds of Cobalt International Energy and convertible preferred shares of Energy XXI were weak. Shares of Cobalt International Energy fell after the company announced disappointing results from a drilling project in Africa. Energy XXI’s shares declined after the company announced a shortfall in second-quarter production because of operational inefficiencies. Within the medical device industry, the Fund’s position in China Medical Technologies performed poorly after the integrity of the company’s management was called into question.

Did the Fund make any significant purchases and sales during the reporting period?

We initiated a position in convertible preferred shares of cereal maker Post Holdings. We found the company’s significant free cash flow generation attractive. We also initiated a position in convertible bonds of marine transportation company SEACOR

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Holdings. The purchase reflected our belief that day rates for the company’s marine vessels were likely to improve. The position also reflected our confidence in the company’s management.

We sold our position in the convertible bonds of Amarin Corp. as we became increasingly convinced that the company’s drug to treat ultrahigh triglycerides would not receive U.S. Food & Drug Administration (FDA) approval. We also sold the convertible bonds of apparel licenser Iconix Brand Group, as we believed that the company’s shares were fully valued.

Were there any changes in the Fund’s sector weightings during the reporting period?

Sector weightings are a result of our bottom-up security-specific selection process and do not reflect top-down opinions about the economy or the attractiveness of specific sectors. During the reporting period, we increased the Fund’s weightings in the consumer discretionary, industrial and telecommunication services sectors. Over the same period, we reduced the Fund’s weightings in the energy and health care sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertibles Index in the energy, industrials and consumer discretionary sectors. As of the same date, the Fund was underweight relative to the Index in the financials sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value
Convertible Securities 89.6%† Convertible Bonds 77.5%
Aerospace & Defense 0.9%
GenCorp, Inc. 4.063%, due 12/31/39	$1,997,000	$3,785,563
Kaman Corp. 3.25%, due 11/15/17 (a)	3,037,000	3,765,880

		7,551,443

Airlines 1.4%
United Airlines, Inc. 4.50%, due 1/15/15	6,550,000	12,187,094

Auto Manufacturers 2.4%
Ford Motor Co. 4.25%, due 11/15/16	4,606,000	9,304,120
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	11,281,235

		20,585,355

Biotechnology 5.3%
Cubist Pharmaceuticals, Inc.
1.125%, due 9/1/18 (a)	4,885,000	5,294,119
1.875%, due 9/1/20 (a)	8,266,000	8,901,449
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	7,802,000	24,610,433
Medicines Co. (The) 1.375%, due 6/1/17 (a)	4,252,000	5,777,405

		44,583,406

Commercial Services 1.9%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,618,000	7,302,597
ServiceSource International, Inc. 1.50%, due 8/1/18 (a)	8,571,000	8,571,000

		15,873,597

Computers 1.7%
EMC Corp. 1.75%, due 12/1/13	9,557,000	14,449,037

Distribution & Wholesale 0.5%
WESCO International, Inc. 6.00%, due 9/15/29	1,353,000	4,113,120

Energy—Alternate Sources 0.3%
Clean Energy Fuels Corp. 5.25%, due 10/1/18 (a)	2,330,000	2,305,244

	Principal Amount	Value
Entertainment 0.6%
International Game Technology 3.25%, due 5/1/14	$4,406,000	$4,874,138

Environmental Controls 1.3%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	10,845,759

Finance—Leasing Companies 1.3%
Air Lease Corp. 3.875%, due 12/1/18	8,569,000	11,075,432

Finance—Mortgage Loan/Banker 0.7%
Walter Investment Management Corp. 4.50%, due 11/1/19	5,708,000	5,961,293

Health Care—Products 4.1%
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	8,374,519
Insulet Corp. 3.75%, due 6/15/16	4,050,000	6,249,656
Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	13,793,379
Wright Medical Group, Inc. 2.00%, due 8/15/17	5,289,000	6,677,362

		35,094,916

Health Care—Services 1.1%
WellPoint, Inc. 2.75%, due 10/15/42 (a)	7,160,000	9,334,850

Home Builders 1.6%
KB Home 1.375%, due 2/1/19	5,169,000	5,136,694
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	6,337,509
Ryland Group, Inc. (The) 0.25%, due 6/1/19	2,072,000	1,926,960

		13,401,163

Household Products & Wares 2.1%
♦Jarden Corp. 1.875%, due 9/15/18 (a)	13,430,000	17,828,325

Insurance 2.0%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	6,287,000	10,849,005
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	6,508,506

		17,357,511

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet 3.2%
At Home Corp. 4.75%, due 12/31/49 (c)(d)(e)(f)	$9,147,056	$915
Blucora, Inc. 4.25%, due 4/1/19 (a)	3,003,000	3,853,224
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	1,661,000	1,980,743
Move, Inc. 2.75%, due 9/1/18 (a)	2,670,000	3,120,562
priceline.com, Inc.
0.35%, due 6/15/20 (a)	5,890,000	6,449,550
1.00%, due 3/15/18	2,767,000	3,678,381
Shutterfly, Inc. 0.25%, due 5/15/18 (a)	7,266,000	7,760,996

		26,844,371

Lodging 0.8%
MGM Resorts International 4.25%, due 4/15/15	5,309,000	6,516,798

Machinery—Diversified 2.2%
♦Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	18,709,157

Media 0.0%‡
Liberty Interactive LLC 3.50%, due 1/15/31	763,000	400,575

Metal Fabricate & Hardware 1.4%
RTI International Metals, Inc. 1.625%, due 10/15/19	10,874,000	11,730,327

Miscellaneous—Manufacturing 2.1%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	17,945,056

Oil & Gas 1.3%
Alon USA Energy, Inc. 3.00%, due 9/15/18 (a)	4,616,000	4,959,315
Cobalt International Energy, Inc. 2.625%, due 12/1/19	6,170,000	6,335,819

		11,295,134

Oil & Gas Services 7.0%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,642,000	9,714,893
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	3,683,000	4,675,108
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(g)	15,988,000	26,202,733

	Principal Amount	Value
Oil & Gas Services (continued)
Newpark Resources, Inc. 4.00%, due 10/1/17	$3,673,000	$5,146,791
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (a)	2,507,000	3,235,597
Subsea 7 S.A.
1.00%, due 10/5/17	3,000,000	3,143,100
3.50%, due 10/13/14	5,100,000	7,078,800

		59,197,022

Pharmaceuticals 8.5%
Akorn, Inc. 3.50%, due 6/1/16	3,322,000	7,918,818
Biomarin Pharmaceutical, Inc. 0.75%, due 10/15/18	8,470,000	8,814,094
Medivation, Inc. 2.625%, due 4/1/17	6,240,000	8,833,500
Mylan, Inc. 3.75%, due 9/15/15	2,825,000	8,128,938
Omnicare, Inc. 3.50%, due 2/15/44	10,135,000	9,786,609
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	11,041,000	14,512,014
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	14,293,316

		72,287,289

Real Estate Investment Trusts 2.5%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	9,150,185
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	11,882,272

		21,032,457

Semiconductors 7.1%
Intel Corp. 3.25%, due 8/1/39	6,629,000	8,684,023
Microchip Technology, Inc. 2.125%, due 12/15/37	8,326,000	13,862,790
Micron Technology, Inc. 1.625%, due 2/15/33 (a)	8,173,000	14,042,236
♦Novellus Systems, Inc. 2.625%, due 5/15/41	11,133,000	18,599,068
Rambus, Inc. 1.125%, due 8/15/18 (a)	3,292,000	3,304,345
Xilinx, Inc. 2.625%, due 6/15/17	997,000	1,590,215

		60,082,677

Software 7.4%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	8,466,000	10,503,131
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (a)	9,791,000	11,180,098

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Medidata Solutions, Inc. 1.00%, due 8/1/18 (a)	$9,054,000	$11,017,587
NetSuite, Inc. 0.25%, due 6/1/18 (a)	7,871,000	8,707,294
Nuance Communications, Inc. 2.75%, due 11/1/31	8,349,000	8,192,456
Salesforce.com, Inc. 0.25%, due 4/1/18 (a)	7,731,000	8,455,781
Workday, Inc. 0.75%, due 7/15/18 (a)	3,793,000	4,307,426

		62,363,773

Telecommunications 4.1%
Ciena Corp. 4.00%, due 12/15/20	5,732,000	8,336,478
Ixia 3.00%, due 12/15/15	8,275,000	9,288,687
JDS Uniphase Corp. 0.625%, due 8/15/33 (a)	11,201,000	11,810,054
SBA Communications Corp. 4.00%, due 10/1/14	1,869,000	5,392,065

		34,827,284

Transportation 0.7%
XPO Logistics, Inc. 4.50%, due 10/1/17	4,020,000	5,720,963

Total Convertible Bonds (Cost $545,587,786)		656,374,566

	Shares
Convertible Preferred Stocks 12.1%
Aerospace & Defense 2.1%
♦United Technologies Corp. 7.50%	283,546	17,942,791

Auto Manufacturers 1.6%
General Motors Co. 4.75%	259,468	13,315,898

Auto Parts & Equipment 0.7%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	6,197,796

Food 0.5%
Post Holdings, Inc. (a) 3.75%	39,161	4,266,004

	Shares	Value
Hand & Machine Tools 2.0%
♦Stanley Black & Decker, Inc. 4.75%	131,122	$16,744,279

Insurance 2.4%
Maiden Holdings, Ltd. 7.25%	61,807	2,891,950
♦MetLife, Inc. 5.00%	618,659	17,774,073

		20,666,023

Iron & Steel 0.3%
Cliffs Natural Resources, Inc. 7.00%	98,506	2,237,071

Oil & Gas 1.1%
Energy XXI Bermuda, Ltd. 5.63%	14,407	4,470,672
Sanchez Energy Corp. (a) 4.88%	71,500	5,087,668

		9,558,340

Pharmaceuticals 1.1%
Omnicare Capital Trust II 4.00%	133,550	9,102,768

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. 6.50%	47,800	2,818,288

Total Convertible Preferred Stocks (Cost $88,544,993)		102,849,258

Total Convertible Securities (Cost $634,132,779)		759,223,824

Common Stocks 3.8%
Banks 0.4%
Bank of America Corp.	116,717	1,629,369
Citigroup, Inc.	41,431	2,021,004

		3,650,373

Internet 0.3%
TIBCO Software, Inc. (h)	108,466	2,663,925

Oil & Gas 0.2%
Ensco PLC Class A	28,000	1,614,200

Oil & Gas Services 1.9%
Baker Hughes, Inc.	124,900	7,255,441
Cameron International Corp. (h)	46,635	2,558,396
Halliburton Co.	113,326	6,009,678

		15,823,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Transportation 1.0%
Tidewater, Inc.	136,413	$8,214,791

Total Common Stocks (Cost $30,907,694)		31,966,804

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (h)	1,016	28,245
Strike Price $18.33 Expires 7/10/19 (h)	1,016	19,893

Total Warrants (Cost $1,062)		48,138

	Principal Amount
Short-Term Investment 6.0%
Repurchase Agreement 6.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $50,461,109 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $54,505,000 and a Market Value of $51,474,958)	$50,461,109	50,461,109

Total Short-Term Investment (Cost $50,461,109)		50,461,109

Total Investments (Cost $715,502,644) (i)	99.4%	841,699,875
Other Assets, Less Liabilities	0.6	5,055,113
Net Assets	100.0%	$846,754,988
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(c)	Issue in default.

(d)	Illiquid security—The total market value of this security as of October 31, 2013 is $915, which represents less than one-tenth of a percent of the Fund’s net assets.

(e)	Restricted security.

(f)	Fair valued security—The total market value of this security as of October 31, 2013 is $915, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.1% of the Fund’s net assets.

(h)	Non-income producing security.

(i)	As of October 31, 2013, cost is $724,176,087 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$127,121,778
Gross unrealized depreciation	(9,597,990)

Net unrealized appreciation	$117,523,788

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$656,373,651	$915	$656,374,566
Convertible Preferred Stocks	94,112,582	8,736,676	—	102,849,258

Total Convertible Securities	94,112,582	665,110,327	915	759,223,824

Common Stocks	31,966,804	—	—	31,966,804
Warrants	48,138	—	—	48,138
Short-Term Investment
Repurchase Agreement	—	50,461,109	—	50,461,109

Total Investments in Securities	$126,127,524	$715,571,436	$915	$841,699,875

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013, convertible preferred stocks with a total value of $10,179,844 were transferred from Level 1 to Level 2 as the prices of these securities were based on evaluated bid pricing compared with the prior year prices which were based on quoted prices. Values as of October 31, 2013, for these securities are based on evaluated bid prices in active markets for identical investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2013
Convertible Bonds
Internet	$915	$—	$—	$—	$—	$—		$—	$—	$915	$—
Common Stocks
Auto Manufacturers	57	—	—	—	—	(57	)(a)	—	—	—	—

Total	$972	$—	$—	$—	$—	$(57	)(a)	$—	$—	$915	$—

(a)	Sales include security that was written off during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $715,502,644)	$841,699,875
Cash	6,220
Receivables:
Investment securities sold	11,418,498
Dividends and interest	3,287,843
Fund shares sold	1,757,087
Other assets	27,931

Total assets	858,197,454

Liabilities
Payables:
Investment securities purchased	9,483,284
Fund shares redeemed	1,074,566
Manager (See Note 3)	424,933
NYLIFE Distributors (See Note 3)	195,578
Transfer agent (See Note 3)	191,593
Shareholder communication	44,709
Professional fees	17,228
Custodian	2,149
Trustees	1,771
Accrued expenses	6,655

Total liabilities	11,442,466

Net assets	$846,754,988

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$488,349
Additional paid-in capital	695,628,126

696,116,475
Distributions in excess of net investment income	16,857,207
Accumulated net realized gain (loss) on investments	7,584,075
Net unrealized appreciation (depreciation) on investments	126,197,231

Net assets	$846,754,988

Investor Class
Net assets applicable to outstanding shares	$86,136,123

Shares of beneficial interest outstanding	4,972,494

Net asset value per share outstanding	$17.32
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.33

Class A
Net assets applicable to outstanding shares	$391,576,597

Shares of beneficial interest outstanding	22,597,624

Net asset value per share outstanding	$17.33
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.34

Class B
Net assets applicable to outstanding shares	$32,628,966

Shares of beneficial interest outstanding	1,878,243

Net asset value and offering price per share outstanding	$17.37

Class C
Net assets applicable to outstanding shares	$78,134,716

Shares of beneficial interest outstanding	4,501,817

Net asset value and offering price per share outstanding	$17.36

Class I
Net assets applicable to outstanding shares	$258,278,586

Shares of beneficial interest outstanding	14,884,764

Net asset value and offering price per share outstanding	$17.35

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$9,021,278
Dividends	6,210,368

Total income	15,231,646

Expenses
Manager (See Note 3)	4,290,428
Distribution/Service—Investor Class (See Note 3)	212,632
Distribution/Service—Class A (See Note 3)	819,850
Distribution/Service—Class B (See Note 3)	322,991
Distribution/Service—Class C (See Note 3)	742,547
Transfer agent (See Note 3)	1,126,838
Shareholder communication	99,153
Registration	87,547
Professional fees	78,736
Trustees	14,765
Custodian	14,008
Miscellaneous	24,789

Total expenses	7,834,284

Net investment income (loss)	7,397,362

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,031,999
Net change in unrealized appreciation (depreciation) on investments	113,193,173

Net realized and unrealized gain (loss) on investments	148,225,172

Net increase (decrease) in net assets resulting from operations	$155,622,534

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,397,362	$14,090,779
Net realized gain (loss) on investments	35,031,999	33,409,121
Net change in unrealized appreciation (depreciation) on investments	113,193,173	(8,108,273)

Net increase (decrease) in net assets resulting from operations	155,622,534	39,391,627

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,477,771)	(1,534,966)
Class A	(6,357,636)	(7,001,464)
Class B	(365,178)	(417,670)
Class C	(826,807)	(911,844)
Class I	(4,265,788)	(5,091,499)

	(13,293,180)	(14,957,443)

From net realized gain on investments:
Investor Class	(3,334,878)	(4,312,356)
Class A	(12,200,801)	(18,447,914)
Class B	(1,367,580)	(2,175,818)
Class C	(3,062,828)	(4,456,329)
Class I	(7,472,559)	(11,630,815)

	(27,438,646)	(41,023,232)

Total dividends and distributions to shareholders	(40,731,826)	(55,980,675)

Capital share transactions:
Net proceeds from sale of shares	266,727,438	163,780,168
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	35,446,361	39,617,060
Cost of shares redeemed	(256,685,968)	(329,417,252)

Increase (decrease) in net assets derived from capital share transactions	45,487,831	(126,020,024)

Net increase (decrease) in net assets	160,378,539	(142,609,072)

Net Assets
Beginning of year	686,376,449	828,985,521

End of year	$846,754,988	$686,376,449

Undistributed (distributions in excess of) net investment income at end of year	$16,857,207	$1,797,462

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.79	$15.11	$15.12	$13.02	$10.16

Net investment income (loss) (a)	0.15	0.26	0.30	0.32	0.35
Net realized and unrealized gain (loss) on investments	3.28	0.47	(0.02)	2.10	2.82

Total from investment operations	3.43	0.73	0.28	2.42	3.17

Less dividends and distributions:
From net investment income	(0.28)	(0.28)	(0.29)	(0.32)	(0.31)
From net realized gain on investments	(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.90)	(1.05)	(0.29)	(0.32)	(0.31)

Net asset value at end of year	$17.32	$14.79	$15.11	$15.12	$13.02

Total investment return (b)	24.42%	5.07%	1.98%	18.78%	31.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.74%	1.89%	2.25%	3.16%
Net expenses	1.22%	1.22%	1.19%	1.28%	1.30%
Expenses (before waiver/reimbursement)	1.22%	1.22%	1.19%	1.28%	1.43%
Portfolio turnover rate	77%	61%	80%	80%	68%
Net assets at end of year (in 000’s)	$86,136	$80,378	$85,747	$86,301	$78,734

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.79	$15.12	$15.13	$13.03	$10.16

Net investment income (loss) (a)	0.18	0.29	0.33	0.35	0.38
Net realized and unrealized gain (loss) on investments	3.29	0.46	(0.02)	2.10	2.82

Total from investment operations	3.47	0.75	0.31	2.45	3.20

Less dividends and distributions:
From net investment income	(0.31)	(0.31)	(0.32)	(0.35)	(0.33)
From net realized gain on investments	(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.93)	(1.08)	(0.32)	(0.35)	(0.33)

Net asset value at end of year	$17.33	$14.79	$15.12	$15.13	$13.03

Total investment return (b)	24.78%	5.30%	2.13%	19.05%	32.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.96%	2.08%	2.48%	3.34%
Net expenses	0.99%	1.00%	0.99%	1.05%	1.10%
Expenses (before waiver/reimbursement)	0.99%	1.00%	0.99%	1.05%	1.15%
Portfolio turnover rate	77%	61%	80%	80%	68%
Net assets at end of year (in 000’s)	$391,577	$317,267	$367,398	$367,972	$355,311

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.84	$15.15	$15.16	$13.05	$10.18

Net investment income (loss) (a)	0.03	0.15	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	3.29	0.47	(0.02)	2.11	2.83

Total from investment operations	3.32	0.62	0.16	2.32	3.10

Less dividends and distributions:
From net investment income	(0.17)	(0.16)	(0.17)	(0.21)	(0.23)
From net realized gain on investments	(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.79)	(0.93)	(0.17)	(0.21)	(0.23)

Net asset value at end of year	$17.37	$14.84	$15.15	$15.16	$13.05

Total investment return (b)	23.50%	4.31%	1.19%	17.93%	30.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.99%	1.13%	1.51%	2.42%
Net expenses	1.97%	1.97%	1.94%	2.03%	2.05%
Expenses (before waiver/reimbursement)	1.97%	1.97%	1.94%	2.03%	2.19%
Portfolio turnover rate	77%	61%	80%	80%	68%
Net assets at end of year (in 000’s)	$32,629	$33,103	$43,420	$54,646	$59,041

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.82	$15.14	$15.15	$13.04	$10.18

Net investment income (loss) (a)	0.03	0.15	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	3.30	0.46	(0.02)	2.11	2.82

Total from investment operations	3.33	0.61	0.16	2.32	3.09

Less dividends and distributions:
From net investment income	(0.17)	(0.16)	(0.17)	(0.21)	(0.23)
From net realized gain on investments	(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.79)	(0.93)	(0.17)	(0.21)	(0.23)

Net asset value at end of year	$17.36	$14.82	$15.14	$15.15	$13.04

Total investment return (b)	23.60%	4.24%	1.20%	17.94%	30.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.98%	1.13%	1.49%	2.39%
Net expenses	1.97%	1.97%	1.94%	2.03%	2.05%
Expenses (before waiver/reimbursement)	1.97%	1.97%	1.94%	2.03%	2.18%
Portfolio turnover rate	77%	61%	80%	80%	68%
Net assets at end of year (in 000’s)	$78,135	$75,372	$90,273	$90,474	$72,563

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				November 28, 2008** through October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.81	$15.13	$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.22	0.33	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	3.29	0.47	(0.04)	2.12	3.44

Total from investment operations	3.51	0.80	0.34	2.50	3.82

Less dividends and distributions:
From net investment income	(0.35)	(0.35)	(0.36)	(0.39)	(0.33)
From net realized gain on investments	(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.97)	(1.12)	(0.36)	(0.39)	(0.33)

Net asset value at end of period	$17.35	$14.81	$15.13	$15.15	$13.04

Total investment return (b)	25.05%	5.56%	2.39%	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	2.21%	2.33%	2.66%	3.33	%††
Net expenses	0.74%	0.75%	0.74%	0.80%	0.86	%††
Expenses (before waiver/reimbursement)	0.74%	0.75%	0.74%	0.80%	0.89	%††
Portfolio turnover rate	77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$258,279	$180,257	$242,147	$206,563	$64,931

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures.

The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

22	MainStay Convertible Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $915 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Sub-

advisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

mainstayinvestments.com	23

Notes to Financial Statements (continued)

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also

24	MainStay Convertible Fund

record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(K)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$48,138	$48,138

Total Fair Value		$48,138	$48,138

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$20,990	$20,990

Total Change in Unrealized Appreciation (Depreciation)		$20,990	$20,990

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	2,032	2,032

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net

mainstayinvestments.com	25

Notes to Financial Statements (continued)

assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.60% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $4,290,428.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $22,415 and $67,735, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $32, $1,983, $42,462 and $7,910, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$274,767
Class A	317,309
Class B	104,447
Class C	239,950
Class I	190,365

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$33,114,725	$—	$—	$117,523,788	$150,638,513

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received, defaulted bond income accruals, Contingent Payment Debt Instruments (CPDI) and equity to debt tax adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$20,955,563	$(20,955,566)	$3

The reclassifications for the Fund are primarily due to return of capital distributions received, defaulted bonds, equity to debt tax adjustments, capital gain distributions from Real Estate Investment Trusts and CPDI.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$15,879,570	$24,131,923
Long-Term Capital Gain	24,852,256	31,848,752
Total	$40,731,826	$55,980,675

26	MainStay Convertible Fund

Note 5–Restricted Security

As of October 31, 2013, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/13 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/4/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $532,288 and $531,297, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	310,997	$4,896,641
Shares issued to shareholders in reinvestment of dividends and distributions	331,058	4,786,481
Shares redeemed	(720,235)	(11,247,710)

Net increase (decrease) in shares outstanding before conversion	(78,180)	(1,564,588)
Shares converted into Investor Class (See Note 1)	278,167	4,382,976
Shares converted from Investor Class (See Note 1)	(663,421)	(10,875,430)

Net increase (decrease)	(463,434)	$(8,057,042)

Year ended October 31, 2012:
Shares sold	315,524	$4,692,773
Shares issued to shareholders in reinvestment of dividends and distributions	415,428	5,815,700
Shares redeemed	(831,278)	(12,361,399)

Net increase (decrease) in shares outstanding before conversion	(100,326)	(1,852,926)
Shares converted into Investor Class (See Note 1)	430,501	6,352,436
Shares converted from Investor Class (See Note 1)	(569,292)	(8,576,018)

Net increase (decrease)	(239,117)	$(4,076,508)

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	8,389,260	$136,242,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,145,934	16,645,522
Shares redeemed	(9,051,031)	(141,427,604)

Net increase (decrease) in shares outstanding before conversion	484,163	11,460,038
Shares converted into Class A (See Note 1)	738,350	12,045,134
Shares converted from Class A (See Note 1)	(74,062)	(1,209,456)

Net increase (decrease)	1,148,451	$22,295,716

Year ended October 31, 2012:
Shares sold	4,620,849	$69,277,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,594,182	22,325,718
Shares redeemed	(9,794,989)	(145,007,590)

Net increase (decrease) in shares outstanding before conversion	(3,579,958)	(53,404,818)
Shares converted into Class A (See Note 1)	806,991	12,070,125
Shares converted from Class A (See Note 1)	(84,644)	(1,294,142)

Net increase (decrease)	(2,857,611)	$(42,628,835)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	189,448	$2,971,146
Shares issued to shareholders in reinvestment of dividends and distributions	100,435	1,446,145
Shares redeemed	(364,062)	(5,645,010)

Net increase (decrease) in shares outstanding before conversion	(74,179)	(1,227,719)
Shares converted from Class B (See Note 1)	(278,752)	(4,343,224)

Net increase (decrease)	(352,931)	$(5,570,943)

Year ended October 31, 2012:
Shares sold	231,752	$3,443,183
Shares issued to shareholders in reinvestment of dividends and distributions	156,211	2,183,308
Shares redeemed	(439,861)	(6,546,653)

Net increase (decrease) in shares outstanding before conversion	(51,898)	(920,162)
Shares converted from Class B (See Note 1)	(582,297)	(8,552,401)

Net increase (decrease)	(634,195)	$(9,472,563)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	636,115	$10,134,289
Shares issued to shareholders in reinvestment of dividends and distributions	197,260	2,838,498
Shares redeemed	(1,415,929)	(21,969,809)

Net increase (decrease)	(582,554)	$(8,997,022)

Year ended October 31, 2012:
Shares sold	622,852	$9,186,755
Shares issued to shareholders in reinvestments of dividends and distributions	270,074	3,774,904
Shares redeemed	(1,770,212)	(26,195,413)

Net increase (decrease)	(877,286)	$(13,233,754)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,913,957	$112,483,242
Shares issued to shareholders in reinvestment of dividends and distributions	668,462	9,729,715
Shares redeemed	(4,867,986)	(76,395,835)

Net increase (decrease)	2,714,433	$45,817,122

Year ended October 31, 2012:
Shares sold	5,186,678	$77,180,403
Shares issued to shareholders in reinvestment of dividends and distributions	392,510	5,517,430
Shares redeemed	(9,409,185)	(139,306,197)

Net increase (decrease)	(3,829,997)	$(56,608,364)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Convertible Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $24,852,256 as long term capital distribution.

For the fiscal year ended October 31, 2013, the Fund designated approximately $2,486,380 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 18.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Convertible Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Convertible Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	33

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Convertible Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31999 MS322-13	MSC11-12/13 NL005

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.15 17.62%	12.09 13.37%	5.96 6.56%	1.37 1.37%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11.42 17.90	12.42 13.70	6.12 6.72	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	11.74 16.74	12.28 12.53	5.77 5.77	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	15.70 16.70	12.52 12.52	5.76 5.76	2.12 2.12
Class I Shares[4]	No Sales Charge		18.25	14.00	7.14	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[5]	25.77%	13.34%	7.38%
Russell 1000® Index[6]	28.40	15.84	7.83
Income Builder Composite Index[7]	11.68	10.10	6.42
Barclays U.S. Aggregate Bond Index[8]	–1.08	6.09	4.78
Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	17.93	12.32	6.38

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,050.30	$6.77	$1,018.60	$6.67

Class A Shares	$1,000.00	$1,051.80	$5.43	$1,019.90	$5.35

Class B Shares	$1,000.00	$1,046.20	$10.62	$1,014.80	$10.46

Class C Shares	$1,000.00	$1,046.30	$10.68	$1,014.80	$10.51

Class I Shares	$1,000.00	$1,052.70	$4.09	$1,021.20	$4.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.31% for Investor Class, 1.05% for Class A, 2.06% for Class B, 2.07% for Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Bonds, 2.875%–4.375%, due 5/15/40–5/15/43

2.	Vodafone Group PLC

3.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20

4.	Total S.A.

5.	Lockheed Martin Corp.
6.	Vinci S.A.

7.	Altria Group, Inc.

8.	National Grid PLC

9.	Verizon Communications, Inc.

10.	Deutsche Telekom A.G.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael A. Welhoelter, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Income Builder Fund returned 17.62% for Investor Class shares, 17.90% for Class A shares, 16.74% for Class B shares and 16.70% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 18.25%. For the 12 months ended October 31, 2013, all share classes underperformed the 25.77% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and outperformed the –1.08% return of the Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark for the Fund. Over the same period, Class I shares outperformed—and Investor Class, Class A, Class B and Class C shares underperformed—the 17.93% return of the average Lipper2 mixed-asset target allocation growth fund. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P 500® equity futures to raise the Fund’s overall equity sensitivity and U.S. Treasury note futures to lower the Fund’s interest-rate sensitivity. These positions in derivatives had a positive impact on the Fund’s overall performance during the reporting period.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund had strong absolute returns for the reporting period but trailed the MSCI World Index in a fast-rising equity market. The diversified group of companies in the equity portion of the Fund continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest relative contributions came from the materials, information technology and industrials sectors. (Contributions take weightings and total returns into account.) In the equity portion of the Fund, poor stock selection in telecommunication services and consumer discretionary hurt relative performance, as did an overweight position in the utilities sector, which had a lower return than the MSCI World Index. From a country perspective, Germany and France contributed positively to relative results, while the United Kingdom and the United States detracted.

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

Returns in the equity portion of the Fund are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund were able to achieve this and increase their dividends during the reporting period. We believe understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, commentary may provide additional insight if it is viewed in the proper context for this strategy.

A lower weighting than the MSCI World Index in the poorly performing materials sector was the largest positive contributor to relative performance. An underweight position compared to the MSCI World Index and favorable stock selection in information technology also helped relative results, as did effective stock selection in industrials.

Stock selection in consumer discretionary and telecommunication services was a drag on relative results in the equity portion of the Fund. An overweight position relative to the MSCI World Index in the utilities sector also detracted, as did the cash position in the equity portion of the Fund. Utilities underperformed the market as a whole, and cash hurt results in a fast-rising equity market.

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks with the strongest positive contributions to absolute performance in the equity portion of the Fund were luxury automobile and truck manufacturer Daimler, U.S. prime defense company Lockheed Martin and French road construction and toll operator Vinci. Daimler benefited as investors anticipated increased sales of the new model cycle and associated earnings momentum. Lockheed Martin performed because of the company’s competitive position and high dividend yield compared to its domestic peers. Vinci increased operating cash flow from toll roads and from better-than-expected summer traffic trends.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

During the reporting period, the most significant detractors from absolute performance in the equity portion of the Fund were U.S.-based global mail-stream technology company Pitney Bowes, U.K. and North America bus and rail operator FirstGroup, and U.S. telecommunications company CenturyLink. Pitney Bowes was hurt by the prolonged sluggish macroeconomic environment. As a result, management laid out a plan to increase the importance of some of the adjacent businesses that offer long-term growth potential—e-commerce and digital mailing solutions. FirstGroup’s management announced a rights offering and a discontinuation of its dividend in May 2013. The dilution from the rights offer and the change in capital allocation substantially reduced the value of the company’s shares. CenturyLink is the third-largest telecommunications company in the United States, providing data, voice and hosted information technology solutions. The company underperformed the MSCI World Index during the reporting period when management lowered the company’s 2013 guidance. The lowering was due to slower-than-anticipated growth in CenturyLink’s strategic services business segment and persistent declines in the company’s legacy business segment.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Among them were positions in consumer electronics and entertainment company Apple, drug company AbbVie, public utility holding company Ameren, and mail delivery and logistic services company Deutsche Post. All of these stocks were added because of their favorable shareholder-yield attributes.

Positions eliminated from the equity portion of the Fund during the reporting period included Pitney Bowes and FirstGroup, both of which were major detractors. We sold the position in Pitney Bowes when the sustainability of its dividend came into question. After the sale, the company significantly reduced its dividend. We sold the position in FirstGroup after the company announced a rights offering and a discontinuation of its dividend.

How did the Fund’s equity sector weightings change during the reporting period?

Sector weightings in the equity portion of the Fund are generally a result of our bottom-up stock-selection process. During the reporting period, the equity portion of the Fund reduced its exposure to consumer staples, consumer discretionary and information technology. The largest increases in sector weightings in the equity portion of the Fund were in utilities, materials and financials.

How was the equity portion of the Fund positioned at the end of the reporting period?

We continue to seek attractive returns for the equity portion of the Fund through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the equity portion of the Fund having a different composition than the MSCI World Index. The benchmark index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Fund may also differ in terms of sector weightings.

As of October 31, 2013, we had lowered absolute exposure to consumer staples, consumer discretionary and information technology in the equity portion of the Fund and had increased its exposure in several sectors, most notably utilities, financials and materials.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period, primarily because of an overweight position in spread product,3 specifically high-yield corporate bonds. In light of a continuing low interest-rate environment, investors continued to hunger for yield and return, moving them to invest in riskier asset classes. High-yield corporate bonds and equities benefited from this demand. Stocks generally rose, and companies did not disappoint with their earnings. During the reporting period, the durability of corporate earnings had a positive influence high-yield corporate-bond performance across the ratings spectrum.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed spread product during the reporting period. Fortunately, the fixed-income portion of the Fund had underweight positions in these asset classes, which helped performance relative to the Barclays U.S. Aggregate Bond Index. Additionally, we used U.S. Treasury futures to further reduce the duration4 of the fixed-income portion of the Fund relative to that of the Index. The shorter duration helped relative performance as interest rates rose during the reporting period.

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” may refer to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Income Builder Fund

During the reporting period, what was the duration strategy of the fixed-income portion of the Fund?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates but are not immune to interest-rate changes. To further insulate the fixed-income portion of the Fund from a potential rise in interest rates, we increased its exposure to a short position in U.S. Treasury futures to reduce a duration that was already shorter than that of the Index. Exposure to lower-duration high-yield corporate bonds had a positive impact on performance in the fixed-income portion of the Fund, while exposure to U.S. Treasury futures had a minimal impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s suggestion that it might taper its bond purchases, and the fixed-income portion of the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning of the fixed-income portion of the Fund. For some time, we have judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index, specifically through an overweight position relative to the Index in high-yield corporate bonds.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

In the fixed-income portion of the Fund, an overweight position in high-yield corporate bonds was the driving force behind outperformance of the Barclays U.S. Aggregate Bond Index. Within the high-yield corporate bond sector, holdings in industries that are more cyclical—such as financials, gaming, home builders, building materials and steel—were among strongest performers in the fixed-income portion of the Fund. To a lesser degree, positions in convertible bonds and bank loans were also positive contributors to performance relative to the Barclays U.S. Aggregate Bond Index. Though a position in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade corporate bonds underperformed high-yield corporate bonds during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the fixed-income portion of the Fund’s relative performance, as U.S. Treasury securities and agency mortgages posted negative absolute returns during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

While there were no significant changes in overall positioning of the fixed-income portion of the Fund during the reporting period, we added some positions and eliminated others. The fixed-income portion of the Fund purchased bonds of U.S. Airways Group, Valeant Pharmaceuticals International and Sprint. We purchased bonds of U.S. Airways Group because we believed the fundamental landscape for airlines had improved. With consolidation and more revenue from ancillary services, airlines have been able to book relatively solid results. The Valeant Pharmaceuticals International bonds were issued to fund the company’s acquisition of Bausch & Lomb. The Sprint bonds were issued to fund a comprehensive capital-expenditure program, as the telecommunications company was being acquired by Softbank, an investment-grade company. We believed that the bonds from Valeant Pharmaceuticals International and Sprint were issued at attractive levels.

During the reporting period, the fixed-income portion of the Fund sold positions in telecommunications equipment company Lucent Technologies and premium office products manufacturer Acco Brands. Lucent was sold when restructuring news sent the price of the bonds higher and it reached our target price. Acco’s products are sold through the big-box office supply channel as well as specialty stores. The demand for office products had been lagging, and we believed that the consolidation of the buyers of Acco’s products (OfficeMax was acquired by Office Depot) will result in Acco’s margins being squeezed, so we sold the bonds.

mainstayinvestments.com	11

How did sector weightings change in the fixed-income portion of the Fund’s during the reporting period?

Aside from the purchases and sales already mentioned, we made no significant changes to sector weightings relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund. Instead, we maintained the positioning of the fixed-income portion of the Fund as we sought to take advantage of a market where we believed credit spreads would continue to tighten. Any modest changes in sector weightings were driven by individual security selection rather than sector rotation.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2013, the fixed-income portion of the Fund maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund. As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Index in more rate-sensitive sectors, such as U.S. Treasury securities and agency mortgage-backed securities. As of October 31, 2013, the fixed-income portion of the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 41.3%† Asset-Backed Securities 1.3%
Home Equity 1.2%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)(b)	$97,536	$96,906
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.23%, due 10/25/36 (b)(c)	430,967	361,456
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	229,110	234,111
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	53,001	53,969
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)(b)	184,897	183,517
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.24%, due 5/25/37 (b)(c)	1,138,455	862,628
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.788%, due 2/25/34 (a)(b)	485,496	502,787
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	237,294	240,639
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)(b)	366,712	354,044
GSAA Home Equity Trust Series 2006-14, Class A1 0.22%, due 9/25/36 (b)(c)	6,486,972	3,152,313
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.27%, due 4/25/37 (b)(c)	306,602	274,180
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.27%, due 3/25/47 (b)(c)	972,701	690,034
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.22%, due 11/25/36 (b)(c)	845,296	351,472
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.28%, due 3/25/37 (b)(c)	3,362,119	2,281,605
RAMP Trust
Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)(b)	110,676	114,652

	Principal Amount	Value

Home Equity (continued)
RAMP Trust (continued)
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)(c)	$59,972	$60,150
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)(c)	84,176	86,325
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	96,707	101,325
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.28%, due 1/25/37 (b)(c)	1,385,767	853,578
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.28%, due 9/25/37 (b)(c)	966,941	515,088
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)(b)	111,148	115,054

		11,485,833

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (c)	986,966	906,820

Total Asset-Backed Securities (Cost $13,871,453)		12,392,653

Corporate Bonds 35.1%
Aerospace & Defense 0.4%
B/E Aerospace, Inc.
5.25%, due 4/1/22	540,000	554,850
6.875%, due 10/1/20	1,805,000	1,990,012
TransDigm, Inc. 7.50%, due 7/15/21	1,600,000	1,744,000

		4,288,862

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	314,648

Airlines 0.9%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	1,898,529	2,164,322
7.875%, due 1/2/20	1,304,839	1,389,654
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	1,257,906	1,333,380

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines (continued)
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	$2,357,941	$2,475,838
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	912,145	1,030,724

		8,393,918

Auto Manufacturers 0.7%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,375,625
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,720,848
7.45%, due 7/16/31	450,000	561,581
8.90%, due 1/15/32	215,000	277,872
Navistar International Corp. 8.25%, due 11/1/21	1,525,000	1,557,406

		6,493,332

Auto Parts & Equipment 0.5%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	2,200,000	2,307,140
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	660,937
8.25%, due 8/15/20	1,200,000	1,356,000

		4,324,077

Banks 3.2%
AgriBank FCB 9.125%, due 7/15/19	300,000	391,456
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (d)	2,260,000	2,161,125
Bank of America Corp.
5.625%, due 7/1/20	1,200,000	1,375,211
6.50%, due 8/1/16	135,000	153,370
7.625%, due 6/1/19	1,015,000	1,265,365
8.00%, due 12/29/49 (c)	1,500,000	1,661,250
Bank of America NA 6.00%, due 10/15/36	990,000	1,141,080
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	1,985,000	2,153,725
CIT Group, Inc.
4.25%, due 8/15/17	100,000	104,875
5.00%, due 5/15/17	1,745,000	1,875,875
Citigroup, Inc.
6.875%, due 6/1/25	1,715,000	2,032,573
8.50%, due 5/22/19	85,000	109,980
Discover Bank 8.70%, due 11/18/19	1,064,000	1,357,953
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,045,000	2,970,595

	Principal Amount	Value

Banks (continued)
HSBC Holdings PLC 5.10%, due 4/5/21	$115,000	$128,090
JPMorgan Chase & Co. 7.90%, due 4/29/49 (c)	3,300,000	3,638,250
LBG Capital No.1 PLC 8.00%, due 12/29/49 (c)(d)	1,550,000	1,646,875
Mellon Capital III 6.369%, due 9/5/66 (c)	£1,950,000	3,117,249
Morgan Stanley 4.875%, due 11/1/22	$1,125,000	1,158,141
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	800,000	928,457
Wells Fargo & Co. 7.98%, due 3/29/49 (c)	1,200,000	1,353,000

		30,724,495

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (d)	1,350,000	1,387,831

Building Materials 0.7%
USG Corp.
6.30%, due 11/15/16	4,695,000	5,023,650
9.75%, due 1/15/18	1,330,000	1,562,750

		6,586,400

Chemicals 0.9%
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,659,194
8.55%, due 5/15/19	225,000	291,216
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,735,000	1,761,025
Huntsman International LLC 8.625%, due 3/15/21	2,900,000	3,255,250
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,566,938

		8,533,623

Coal 0.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	1,100,000	946,000
6.25%, due 6/1/21	110,000	93,225

		1,039,225

Commercial Services 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	2,640,000	2,877,600
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	473,625
7.375%, due 1/15/21	2,700,000	2,997,000

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, (e)(f)(g)(k)	$110,000	$1,617
United Rentals North America, Inc. 8.375%, due 9/15/20	1,625,000	1,815,937

		8,165,779

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22	2,730,000	2,689,050
SunGard Data Systems, Inc.
6.625%, due 11/1/19	1,100,000	1,149,500
7.375%, due 11/15/18	700,000	742,000
7.625%, due 11/15/20	200,000	217,750

		4,798,300

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	1,850,000	1,947,125

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	227,129
GE Capital Trust II 5.50%, due 9/15/67 (c)	€2,240,000	3,197,137
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (c)	£760,000	1,302,666

		4,726,932

Electric 0.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	$2,200,000	2,068,000
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,233,416
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	879,207
Wisconsin Energy Corp. 6.25%, due 5/15/67 (c)	1,554,717	1,593,585

		5,774,208

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	1,760,000	1,678,600

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (d)	1,935,000	2,084,963

	Principal Amount	Value

Finance—Auto Loans 0.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	$1,800,000	$1,827,540
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	400,986
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (d)	325,000	323,781

		2,552,307

Finance—Consumer Loans 0.7%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (c)	2,400,000	2,476,512
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,850,875
Springleaf Finance Corp. 7.75%, due 10/1/21 (d)	1,765,000	1,897,375

		6,224,762

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (c)	1,600,000	1,708,000
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,446,218

		3,154,218

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	731,928
6.45%, due 6/8/27	1,000,000	1,042,670

		1,774,598

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,329,289

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,085,000	2,186,644

Food 1.4%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,640,000	1,674,583
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	675,000	707,063
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	480,000	514,800
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,899,000	2,708,875
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	2,500,000	2,425,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Post Holdings, Inc. 7.375%, due 2/15/22 (d)	$2,110,000	$2,249,787
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	605,188
7.75%, due 7/1/17	925,000	1,075,312
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	1,700,000	1,360,000

		13,320,608

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,586,200

Health Care—Products 0.4%
Alere, Inc. 7.25%, due 7/1/18	1,850,000	2,030,375
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,300,000	1,465,750

		3,496,125

Health Care—Services 0.7%
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	1,775,000	1,846,000
CIGNA Corp. 4.375%, due 12/15/20	270,000	287,492
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (d)	1,985,000	2,104,100
HCA, Inc. 8.00%, due 10/1/18	1,825,000	2,144,375

		6,381,967

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (d)	215,000	261,800

Home Builders 1.5%
Beazer Homes USA, Inc. 7.25%, due 2/1/23	1,875,000	1,809,375
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	5,435,000	5,788,275
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,866,372
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,575,000	1,744,312
Standard Pacific Corp. 8.375%, due 5/15/18	2,000,000	2,320,000

		14,528,334

	Principal Amount	Value

Household Products & Wares 0.0%‡
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	$260,000	$287,625

Insurance 3.1%
Allstate Corp. (The) 6.50%, due 5/15/67 (c)	3,790,000	3,989,354
American International Group, Inc.
4.875%, due 3/15/67 (c)	€1,300,000	1,730,214
Series A2 5.75%, due 3/15/67 (c)	£1,100,000	1,723,173
Chubb Corp. (The) 6.375%, due 3/29/67 (c)	$1,660,000	1,809,400
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,100,000	4,874,605
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	435,403
Liberty Mutual Group, Inc.
4.25%, due 6/15/23	250,000	250,015
7.80%, due 3/7/87 (d)	1,760,000	1,918,400
10.75%, due 6/15/88 (c)(d)	750,000	1,140,000
Oil Insurance, Ltd. 3.23%, due 12/29/49 (c)(d)	1,320,000	1,201,683
Pacific Life Insurance Co. 7.90%, due 12/30/23 (d)	2,575,000	3,332,583
Progressive Corp. (The) 6.70%, due 6/15/67 (c)	3,700,000	3,996,000
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (c)(d)	1,350,000	1,437,750
XL Group PLC 6.50%, due 12/29/49 (c)	2,120,000	2,079,720

		29,918,300

Investment Company 0.3%
CDP Financial, Inc. 4.40%, due 11/25/19 (d)	2,300,000	2,576,994

Iron & Steel 0.6%
AK Steel Corp. 8.75%, due 12/1/18	1,900,000	2,090,000
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	745,000	754,429
5.90%, due 3/15/20	1,085,000	1,133,768
Vale S.A. 5.625%, due 9/11/42	1,545,000	1,394,466

		5,372,663

Lodging 1.7%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,705,000	2,535,937
♦MGM Resorts International
6.75%, due 10/1/20	8,531,000	9,298,790
8.625%, due 2/1/19	80,000	93,900

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Lodging (continued)
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	$265,000	$313,665
7.15%, due 12/1/19	1,900,000	2,318,061
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	1,500,000	1,691,250

		16,251,603

Media 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,473,362
Clear Channel Communications, Inc.
5.50%, due 12/15/16	335,000	287,263
6.875%, due 6/15/18	2,070,000	1,749,150
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,547,000
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	182,942
Time Warner Cable, Inc.
8.25%, due 2/14/14	340,000	346,871
8.75%, due 2/14/19	800,000	953,392
Time Warner, Inc. 7.70%, due 5/1/32	300,000	383,525

		6,923,505

Mining 0.8%
Aleris International, Inc. 7.875%, due 11/1/20	1,900,000	2,014,000
Anglo American Capital PLC 9.375%, due 4/8/19 (d)	250,000	315,899
FMG Resources August 2006 Pty., Ltd. 8.25%, due 11/1/19 (d)	2,000,000	2,220,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,702,729
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,690,000	1,740,700

		7,993,328

Miscellaneous—Manufacturing 0.4%
Amsted Industries, Inc. 8.125%, due 3/15/18 (d)	3,500,000	3,705,625
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (d)	300,000	358,368

		4,063,993

Office & Business Equipment 0.0%‡
Xerox Corp. 4.25%, due 2/15/15	300,000	312,512

	Principal Amount	Value

Oil & Gas 3.2%
Berry Petroleum Co. 6.375%, due 9/15/22	$1,490,000	$1,534,700
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,350,000	2,649,625
Denbury Resources, Inc. 6.375%, due 8/15/21	485,000	517,738
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,825,000	1,883,582
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,850,000	2,136,750
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (d)	1,460,000	1,447,225
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,592,350
Petrobras Global Finance B.V. 4.375%, due 5/20/23	2,610,000	2,411,885
Plains Exploration & Production Co. 6.125%, due 6/15/19	1,700,000	1,858,324
Precision Drilling Corp.
6.50%, due 12/15/21	1,495,000	1,592,175
6.625%, due 11/15/20	635,000	676,275
Rosneft Finance S.A. 7.25%, due 2/2/20 (d)	1,270,000	1,450,975
Samson Investment Co. 10.25%, due 2/15/20 (d)	1,820,000	1,965,600
SM Energy Co. 5.00%, due 1/15/24 (d)	1,970,000	1,925,675
Swift Energy Co. 7.875%, due 3/1/22	1,875,000	1,879,688

		30,522,567

Oil & Gas Services 0.6%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,520,000	2,614,500
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	1,300,000	1,277,250
5.875%, due 4/1/20	1,700,000	1,746,750

		5,638,500

Pharmaceuticals 0.4%
Perrigo Co. 2.95%, due 5/15/23	2,505,000	2,449,204
Valeant Pharmaceuticals International 7.50%, due 7/15/21 (d)	1,500,000	1,665,000

		4,114,204

Pipelines 2.4%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,745,000	2,731,275
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	1,850,000	1,942,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Energy Transfer Partners, L.P.
4.65%, due 6/1/21	$1,455,000	$1,523,650
7.60%, due 2/1/24 (d)	650,000	802,196
Kinder Morgan, Inc. 5.00%, due 2/15/21	2,465,000	2,476,117
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	1,975,000	2,044,125
6.25%, due 6/15/22	91,000	98,735
ONEOK, Inc. 6.00%, due 6/15/35	350,000	324,600
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,265,000	1,366,200
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,829,440
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23 (d)	2,165,000	2,024,275
5.25%, due 5/1/23	4,240,000	4,240,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,900,000	1,746,890

		23,150,003

Real Estate Investment Trusts 0.0%‡
Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	317,354

Retail 0.7%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	740,000	806,600
7.00%, due 5/20/22	1,400,000	1,512,000
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,885,714
CVS Caremark Corp. 5.789%, due 1/10/26 (d)(f)	240,342	264,033
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,747,694
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	400,189

		6,616,230

Semiconductors 0.3%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (d)	400,000	389,000
6.00%, due 1/15/22 (d)	1,000,000	1,011,250
9.25%, due 4/15/18 (d)	1,025,000	1,108,281

		2,508,531

	Principal Amount	Value

Software 0.6%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	$1,485,000	$1,635,754
First Data Corp.
7.375%, due 6/15/19 (d)	2,535,000	2,728,294
8.875%, due 8/15/20 (d)	1,635,000	1,823,025

		6,187,073

Telecommunications 2.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,140,000	2,118,433
CommScope, Inc. 8.25%, due 1/15/19 (d)	3,485,000	3,824,787
GTP Towers Issuer LLC 8.112%, due 2/15/15 (d)	1,500,000	1,546,639
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,200,000	1,314,000
SBA Tower Trust 4.254%, due 4/15/40 (d)	2,650,000	2,698,302
Sprint Communications, Inc. 6.00%, due 11/15/22	1,900,000	1,871,500
Sprint Corp. 7.25%, due 9/15/21 (d)	1,300,000	1,400,750
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,552,000	2,543,566
5.462%, due 2/16/21	395,000	418,508
♦Verizon Communications, Inc. 5.15%, due 9/15/23	2,325,000	2,522,597

		20,259,082

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,130,000	2,300,400
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	375,000	392,813
PHI, Inc. 8.625%, due 10/15/18	1,475,000	1,574,562
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (d)	1,750,000	1,487,500

		5,755,275

Total Corporate Bonds (Cost $322,035,157)		336,828,512

Foreign Bonds 0.9%
Banks 0.4%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£1,186,000	2,527,572
Canada Square Operations Ltd. 7.50%, due 12/31/49 (c)	1,035,000	1,642,923

		4,170,495

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Bonds (continued)
Diversified Financial Services 0.3%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (c)	€1,700,000	$2,348,567

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (c)	1,250,000	1,790,532

Total Foreign Bonds (Cost $7,336,321)		8,309,594

Foreign Government Bond 0.1%
Portugal 0.1%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	1,000,000	1,233,882

Total Foreign Government Bond (Cost $1,152,578)		1,233,882

Loan Assignments & Participations 1.4% (h)
Airlines 0.2%
U.S. Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	$2,000,000	2,000,714

Auto Parts & Equipment 0.3%
Allison Transmission, Inc. Term Loan B2 3.18%, due 8/7/17	2,669,156	2,675,828

Entertainment 0.3%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	2,500,000	2,500,893

Media 0.3%
Clear Channel Communications, Inc. Term Loan B 3.818%, due 1/29/16	497,303	482,295
Term Loan D 6.918%, due 1/30/19	1,466,831	1,401,924
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	1,500,000	1,498,542

		3,382,761

Mining 0.1%
FMG Resources August 2006 Pty., Ltd. Term Loan 5.25%, due 10/18/17	1,089,000	1,090,733

	Principal Amount	Value

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. Term Loan E 4.50%, due 8/5/20	$1,736,875	$1,758,152

Total Loan Assignments & Participations (Cost $13,272,233)		13,409,081

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.623%, due 4/10/49 (i)	400,000	448,104
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.40%, due 12/25/36 (c)(d)(e)	259,783	219,573
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW12, Class AAB 5.686%, due 9/11/38 (i)	90,463	91,182
Series 2007-PW16, Class A4 5.708%, due 6/11/40 (i)	400,000	451,748
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.132%, due 12/10/49 (i)	200,000	228,817
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.219%, due 7/15/44 (i)	1,000,000	1,074,530
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	165,729	168,090
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	860,000	970,517
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	526,587
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	503,489
Series 2007-LD12, Class A3 5.925%, due 2/15/51 (i)	500,000	512,621
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	552,820
Series 2007-C6, Class AAB 5.855%, due 7/15/40	364,171	372,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LB-UBS Commercial Mortgage Trust (continued)
Series 2007-C6, Class A3 5.933%, due 7/15/40	$235,666	$239,172
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 5.856%, due 8/12/49 (i)	368,890	375,913
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	366,258	380,396
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	500,000	548,777
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (d)	280,000	307,941
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	552,648
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.254%, due 11/25/36 (i)	688,556	573,386

		9,098,321

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, due 2/25/42 (c)(d)(e)(f)	638,063	465,776

Total Mortgage-Backed Securities (Cost $8,981,732)		9,564,097

U.S. Government & Federal Agencies 1.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	11,229	11,778
6.50%, due 2/1/27	120	132
6.50%, due 5/1/29	35,594	39,300
6.50%, due 6/1/29	13,170	14,646
6.50%, due 7/1/29	60,847	67,323
6.50%, due 8/1/29	13,513	14,955
6.50%, due 9/1/29	1,748	1,971
6.50%, due 6/1/32	6,998	7,723
6.50%, due 1/1/37	6,534	7,391
7.00%, due 3/1/26	193	200
7.00%, due 9/1/26	9,286	10,851
7.00%, due 7/1/32	24,529	28,136
7.50%, due 1/1/16	1,110	1,154
7.50%, due 5/1/32	8,905	10,215

		215,775

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	$5,034	$5,355
4.50%, due 3/1/21	14,267	15,181
6.00%, due 4/1/19	1,813	1,983
7.00%, due 10/1/37	1,775	1,976
7.00%, due 11/1/37	26,821	31,244
7.50%, due 10/1/15	9,459	9,831

		65,570

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	7,745	8,444
5.50%, due 9/15/35	30,589	33,448
6.50%, due 4/15/29	42	46
6.50%, due 5/15/29	175	196
6.50%, due 8/15/29	27	30
6.50%, due 10/15/31	5,037	5,649
7.00%, due 9/15/23	922	948
7.00%, due 7/15/25	1,696	1,702
7.00%, due 12/15/25	4,226	4,319
7.00%, due 11/15/27	13,513	15,242
7.00%, due 12/15/27	59,596	67,410
7.00%, due 6/15/28	4,523	4,691
7.50%, due 6/15/26	476	541
7.50%, due 10/15/30	27,654	31,639
8.00%, due 9/15/26	145	147
8.00%, due 10/15/26	8,711	9,960
8.50%, due 11/15/26	22,282	22,898

		207,310

♦United States Treasury Bonds 1.1%
2.875%, due 5/15/43	10,885,000	9,338,993
4.375%, due 5/15/40	475,000	543,504

		9,882,497

United States Treasury Notes 0.2%
0.25%, due 12/15/15	1,435,000	1,432,309
1.25%, due 3/15/14	235,000	235,992
1.375%, due 6/30/18	95,000	95,690

		1,763,991

Total U.S. Government & Federal Agencies (Cost $12,063,695)		12,135,143

Yankee Bond 0.2% (j)
Banks 0.2%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	1,530,000	1,581,829

Total Yankee Bond (Cost $1,545,712)		1,581,829

Total Long-Term Bonds (Cost $380,258,881)		395,454,791

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks 50.1%
Aerospace & Defense 1.8%
BAE Systems PLC	1,100,660	$8,024,534
♦Lockheed Martin Corp.	67,210	8,961,781

		16,986,315

Agriculture 4.3%
♦Altria Group, Inc.	231,598	8,622,394
British American Tobacco PLC	66,477	3,662,404
Imperial Tobacco Group PLC	203,290	7,591,492
Lorillard, Inc.	161,350	8,230,463
Philip Morris International, Inc.	63,463	5,655,823
Reynolds American, Inc.	146,400	7,520,568

		41,283,144

Auto Manufacturers 0.9%
Daimler A.G.	81,720	6,706,137
Ford Motor Co.	125,000	2,138,750

		8,844,887

Banks 1.6%
Citigroup, Inc.	41,000	1,999,980
Commonwealth Bank of Australia	39,370	2,830,979
Svenska Handelsbanken AB Class A	58,520	2,651,441
Wells Fargo & Co.	85,230	3,638,469
Westpac Banking Corp.	117,326	3,802,442

		14,923,311

Beverages 1.1%
Anheuser-Busch InBev N.V.	28,097	2,922,189
Coca-Cola Co. (The)	57,830	2,288,333
Diageo PLC, Sponsored ADR	18,970	2,420,383
PepsiCo., Inc.	31,190	2,622,767

		10,253,672

Building Materials 0.2%
U.S. Concrete, Inc. (e)(g)	69,091	1,509,638

Chemicals 1.9%
BASF S.E.	66,754	6,945,375
Dow Chemical Co. (The)	101,410	4,002,653
E.I. du Pont de Nemours & Co.	46,826	2,865,751
Yara International ASA	104,240	4,500,160

		18,313,939

Commercial Services 0.7%
Automatic Data Processing, Inc.	39,820	2,985,306
R.R. Donnelley & Sons Co.	226,690	4,209,633

		7,194,939

Computers 0.4%
Apple, Inc.	7,730	4,037,765

	Shares	Value

Electric 5.9%
Ameren Corp.	161,340	$5,837,281
Dominion Resources, Inc.	41,460	2,643,075
Duke Energy Corp.	114,763	8,231,950
Electricite de France S.A.	173,300	6,080,099
Integrys Energy Group, Inc.	53,630	3,147,008
PPL Corp.	241,690	7,402,965
Southern Co.	91,810	3,755,947
SSE PLC	326,470	7,412,218
TECO Energy, Inc.	235,100	4,036,667
Terna S.p.A.	1,663,940	8,246,129

		56,793,339

Electrical Components & Equipment 0.4%
Emerson Electric Co.	56,193	3,763,245

Electronics 0.3%
Honeywell International, Inc.	34,230	2,968,768

Engineering & Construction 0.9%
♦Vinci S.A.	138,865	8,907,754

Entertainment 0.4%
Regal Entertainment Group Class A	194,410	3,695,734

Environmental Controls 0.5%
Waste Management, Inc.	117,550	5,118,127

Finance—Other Services 0.3%
CME Group, Inc.	36,790	2,730,186

Food 0.6%
Nestle S.A. Registered	41,215	2,975,239
WM Morrison Supermarkets PLC	592,750	2,676,368

		5,651,607

Food Services 0.3%
Compass Group PLC	184,760	2,657,309

Gas 1.4%
Centrica PLC	931,810	5,280,020
♦National Grid PLC	681,730	8,575,255

		13,855,275

Household Products & Wares 0.7%
Kimberly-Clark Corp.	59,715	6,449,220

Insurance 1.7%
Arthur J. Gallagher & Co.	63,240	3,000,738
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	32,320	6,753,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Insurance (continued)
SCOR SE	172,250	$6,088,866

		15,843,114

Investment Company 0.0%‡
BGP Holdings PLC (e)(f)(g)	20,068	3

Machinery—Diversified 0.3%
Deere & Co.	29,540	2,417,554

Media 1.6%
Comcast Corp. Class A	66,050	3,058,115
Dex Media, Inc. (g)	464	3,131
Pearson PLC	238,160	4,979,527
Shaw Communications, Inc.	187,370	4,481,857
Time Warner, Inc.	44,040	3,027,309

		15,549,939

Mining 0.4%
BHP Billiton, Ltd.	108,670	3,868,038

Miscellaneous—Manufacturing 0.3%
Orkla ASA	353,390	2,864,257

Oil & Gas 3.0%
ConocoPhillips	96,010	7,037,533
Diamond Offshore Drilling, Inc.	85,000	5,264,050
Royal Dutch Shell PLC, ADR	107,950	7,195,947
♦Total S.A.	150,128	9,226,645

		28,724,175

Pharmaceuticals 4.6%
AbbVie, Inc.	74,560	3,612,432
AstraZeneca PLC, Sponsored ADR	157,630	8,332,322
Bristol-Myers Squibb Co.	49,365	2,592,650
GlaxoSmithKline PLC	282,660	7,448,618
Johnson & Johnson	42,377	3,924,534
Merck & Co., Inc.	70,499	3,178,800
Novartis A.G.	63,920	4,962,984
Roche Holding A.G., Genusscheine	22,230	6,154,379
Sanofi	38,180	4,071,425

		44,278,144

Pipelines 1.5%
Enterprise Products Partners, L.P.	59,490	3,764,527
Kinder Morgan Energy Partners, L.P.	83,600	6,746,520
MarkWest Energy Partners, L.P.	49,670	3,689,488

		14,200,535

Real Estate Investment Trusts 1.1%
Corrections Corporation of America	100,940	3,734,780

	Shares	Value

Real Estate Investment Trusts (continued)
Health Care REIT, Inc.	112,170	$7,274,224

		11,009,004

Retail 0.3%
McDonald’s Corp.	33,292	3,213,344

Semiconductors 0.8%
KLA-Tencor Corp.	63,010	4,133,456
Microchip Technology, Inc.	83,360	3,581,146

		7,714,602

Software 0.3%
Microsoft Corp.	81,473	2,880,071

Telecommunications 7.4%
AT&T, Inc.	166,497	6,027,191
BCE, Inc.	177,600	7,728,108
CenturyLink, Inc.	205,161	6,946,751
♦Deutsche Telekom A.G.	532,030	8,379,415
Philippine Long Distance Telephone Co., Sponsored ADR	35,170	2,326,496
Rogers Communications, Inc. Class B	82,940	3,764,179
Swisscom A.G.	16,360	8,349,938
Telstra Corp., Ltd.	1,485,440	7,272,532
♦Verizon Communications, Inc.	117,804	5,950,280
Vivendi S.A.	201,173	5,106,399
♦Vodafone Group PLC	2,659,657	9,573,784

		71,425,073

Toys, Games & Hobbies 0.6%
Mattel, Inc.	120,110	5,329,281

Transportation 0.6%
Deutsche Post A.G. Registered	175,850	5,951,098

Water 1.0%
Severn Trent PLC	120,390	3,584,627
United Utilities Group PLC	522,920	5,906,877

		9,491,504

Total Common Stocks (Cost $379,281,163)		480,697,910

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value

Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/16 (e)(f)(g)(k)	6	$0	(l)
Unsecured Debt Expires 12/18/16 (e)(f)(g)(k)	6	0	(l)

Total Warrants (Cost $21)		0	(l)

	Principal Amount
Short-Term Investment 7.6%
Repurchase Agreement 7.6%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $73,212,038 (Collateralized by a Federal National Mortgage Association security with rates between 2.12% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $79,165,000 and a Market Value of $74,681,843)	$73,212,038	73,212,038

Total Short-Term Investment (Cost $73,212,038)		73,212,038

Total Investments (Cost $832,752,103) (o)	99.0%	949,364,739
Other Assets, Less Liabilities	1.0	9,285,428
Net Assets	100.0%	$958,650,167

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.8%
Standard & Poor’s 500 Index Mini December 2013 (n)	2,065	$9,068,750

Total Futures Contracts Long (Settlement Value $180,790,750)		9,068,750

	Contracts Short
United States Treasury Notes December 2013 (5 Year) (n)	(457)	(1,007,971)

Total Futures Contracts Short (Settlement Value $55,611,187)		(1,007,971)

Total Futures Contracts (Settlement Value $125,179,563)		$8,060,779
‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of October 31, 2013 is $11,485,833, which represents 1.2% of the Fund’s net assets.

(c)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Illiquid security—The total market value of these securities as of October 31, 2013 is $2,196,607, which represents 0.2% of the Fund’s net assets.

(f)	Fair valued security—The total market value of these securities as of October 31, 2013, is $731,429, which represents 0.1% of the Fund’s net assets.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2013.

(i)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2013.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Restricted security.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(n)	As of October 31, 2013, cash in the amount of $8,877,800 is on deposit with the broker for futures transactions.

(o)	As of October 31, 2013, cost is $832,995,023 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$124,558,728
Gross unrealized depreciation	(8,189,012)

Net unrealized appreciation	$116,369,716

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

£—British Pound Sterling

€—Euro

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2013 (continued)

As of October 31, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/17/13	JPMorgan Chase Bank	EUR	42,955,000	USD	57,175,762	USD	(1,150,732)
Pound Sterling vs. U.S.Dollar	12/17/13	JPMorgan Chase Bank	GBP	26,616,000		42,090,017		(572,280)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(1,723,012)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$12,392,653	$—		$12,392,653
Corporate Bonds (b)	—	336,562,862	265,650		336,828,512
Foreign Bonds	—	8,309,594	—		8,309,594
Foreign Government Bond	—	1,233,882	—		1,233,882
Loan Assignments & Participations (c)	—	10,733,253	2,675,828		13,409,081
Mortgage-Backed Securities (d)	—	9,098,321	465,776		9,564,097
U.S. Government & Federal Agencies	—	12,135,143	—		12,135,143
Yankee Bond	—	1,581,829	—		1,581,829

Total Long-Term Bonds	—	392,047,537	3,407,254		395,454,791

Common Stocks (e)	480,697,907	—	3		480,697,910
Warrants (f)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	73,212,038	—		73,212,038

Total Investments in Securities	480,697,907	465,259,575	3,407,257		949,364,739

Other Financial Instruments
Futures Contracts Long (g)	9,068,750	—	—		9,068,750

Total Investments in Securities and Other Financial Instruments	$489,766,657	$465,259,575	$3,407,257		$958,433,489

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (g)	$—	$(1,723,012)	$—	$(1,723,012)
Futures Contracts Short (g)	(1,007,971)	—	—	(1,007,971)

Total Other Financial Instruments	$(1,007,971)	$(1,723,012)	$—	$(2,730,983)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,617 and $264,033 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $2,675,828 represents Loan Assignments & Participations whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	The Level 3 security valued at $465,776 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	The Level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(g)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2013, a security with a total value of $2,870,668 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments & Participations obtained from the independent pricing service which were derived based on single broker quote.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013 (b)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,760		$—	$—	$(143)	$—	$—	$—	$—	$1,617		$(143)
Retail	284,193		(260)	(260)	(5,992)	—	(13,648)	—	—	264,033		(4,628)
Loan Assignments & Participations
Auto Parts & Equipment	—		10,909	3,076	(9,105)	—	(199,720)	2,870,668	—	2,675,828		(9,105)
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	544,253		—	—	(37,674)	—	(40,803)	—	—	465,776		(45,765)
Common Stocks
Investment Company	3		—	—	—	—	—	—	—	3		—
Warrants
Media	0	(c)	—	—	—	—	—	—	—	0	(c)	—

Total	$830,209		$10,649	$2,816	$(52,914)	$—	$(254,171)	$2,870,668	$—	$3,407,257		$(59,641)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $832,752,103)	$949,364,739
Cash collateral on deposit at broker	8,877,800
Cash denominated in foreign currencies (identified cost $94,684)	93,730
Receivables:
Dividends and interest	7,107,270
Fund shares sold	2,086,223
Investment securities sold	432,950
Other assets	34,283

Total assets	967,996,995

Liabilities
Payables:
Investment securities purchased	4,942,319
Variation margin on futures contracts	994,770
Fund shares redeemed	596,856
Manager (See Note 3)	502,385
Transfer agent (See Note 3)	264,338
NYLIFE Distributors (See Note 3)	203,937
Shareholder communication	65,964
Professional fees	19,328
Custodian	14,313
Trustees	2,045
Accrued expenses	17,561
Unrealized depreciation on foreign currency forward contracts	1,723,012

Total liabilities	9,346,828

Net assets	$958,650,167

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$482,116
Additional paid-in capital	818,575,704

819,057,820
Undistributed net investment income	825,001
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	15,806,653
Net unrealized appreciation (depreciation) on investments and futures contracts	124,673,415
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,712,722)

Net assets	$958,650,167

Investor Class
Net assets applicable to outstanding shares	$168,097,265

Shares of beneficial interest outstanding	8,472,315

Net asset value per share outstanding	$19.84
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$20.99

Class A
Net assets applicable to outstanding shares	$397,101,319

Shares of beneficial interest outstanding	20,023,013

Net asset value per share outstanding	$19.83
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$20.98

Class B
Net assets applicable to outstanding shares	$51,137,746

Shares of beneficial interest outstanding	2,565,726

Net asset value and offering price per share outstanding	$19.93

Class C
Net assets applicable to outstanding shares	$55,888,835

Shares of beneficial interest outstanding	2,808,385

Net asset value and offering price per share outstanding	$19.90

Class I
Net assets applicable to outstanding shares	$286,425,002

Shares of beneficial interest outstanding	14,342,171

Net asset value and offering price per share outstanding	$19.97

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$21,333,969
Dividends (a)	18,270,867

Total income	39,604,836

Expenses
Manager (See Note 3)	5,299,726
Distribution/Service—Investor Class (See Note 3)	413,956
Distribution/Service—Class A (See Note 3)	837,025
Distribution/Service—Class B (See Note 3)	503,789
Distribution/Service—Class C (See Note 3)	354,478
Transfer agent (See Note 3)	1,502,621
Shareholder communication	152,374
Professional fees	92,371
Registration	91,184
Custodian	87,383
Trustees	17,279
Miscellaneous	50,360

Total expenses	9,402,546

Net investment income (loss)	30,202,290

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	27,235,409
Futures transactions	22,620,364
Foreign currency transactions	(1,279,970)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	48,575,803

Net change in unrealized appreciation (depreciation) on:
Investments	47,793,507
Futures contracts	11,282,976
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,320,228)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	57,756,255

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	106,332,058

Net increase (decrease) in net assets resulting from operations	$136,534,348

(a)	Dividends recorded net of foreign withholding taxes in the amount of $800,562.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,202,290	$26,383,487
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	48,575,803	25,766,728
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	57,756,255	35,642,292

Net increase (decrease) in net assets resulting from operations	136,534,348	87,792,507

Dividends to shareholders:
From net investment income:
Investor Class	(5,611,090)	(5,900,968)
Class A	(12,582,135)	(10,557,156)
Class B	(1,326,383)	(1,558,486)
Class C	(972,526)	(417,633)
Class I	(9,677,969)	(7,601,444)

Total dividends to shareholders	(30,170,103)	(26,035,687)

Capital share transactions:
Net proceeds from sale of shares	224,065,417	102,526,815
Net asset value of shares issued to shareholders in reinvestment of dividends	28,400,593	25,166,825
Cost of shares redeemed	(131,828,751)	(98,350,492)

Increase (decrease) in net assets derived from capital share transactions	120,637,259	29,343,148

Net increase (decrease) in net assets	227,001,504	91,099,968

Net Assets
Beginning of year	731,648,663	640,548,695

End of year	$958,650,167	$731,648,663

Undistributed net investment income at end of year	$825,001	$135,567

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.46	$15.93	$15.58	$13.89	$12.58

Net investment income (loss) (a)	0.64	0.62	0.60	0.59	0.30
Net realized and unrealized gain (loss) on investments	2.44	1.39	0.37	1.81	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	3.02	2.15	0.92	2.24	1.66

Less dividends:
From net investment income	(0.64)	(0.62)	(0.57)	(0.55)	(0.35)

Net asset value at end of year	$19.84	$17.46	$15.93	$15.58	$13.89

Total investment return (b)	17.62%	13.72%	5.92%	16.39%	13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%	3.73%	3.73%	4.02%	2.40%
Net expenses	1.32%	1.37%	1.40%	1.50%	1.40%
Expenses (before waiver/reimbursement)	1.32%	1.37%	1.40%	1.50%	1.72%
Portfolio turnover rate	31%	25%	33%	76%	182	%(c)
Net assets at end of year (in 000’s)	$168,097	$160,758	$163,168	$170,852	$161,824

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.46	$15.92	$15.58	$13.88	$12.57

Net investment income (loss) (a)	0.69	0.67	0.66	0.64	0.33
Net realized and unrealized gain (loss) on investments	2.43	1.40	0.35	1.82	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	3.06	2.21	0.96	2.30	1.69

Less dividends:
From net investment income	(0.69)	(0.67)	(0.62)	(0.60)	(0.38)

Net asset value at end of year	$19.83	$17.46	$15.92	$15.58	$13.88

Total investment return (b)	17.90%	14.16%	6.21%	16.80%	13.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%	4.03%	4.05%	4.37%	2.60%
Net expenses	1.04%	1.06%	1.08%	1.15%	1.20%
Expenses (before waiver/reimbursement)	1.04%	1.06%	1.08%	1.15%	1.23%
Portfolio turnover rate	31%	25%	33%	76%	182	%(c)
Net assets at end of year (in 000’s)	$397,101	$292,603	$242,939	$239,564	$222,648

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.54	$15.99	$15.64	$13.93	$12.61

Net investment income (loss) (a)	0.51	0.50	0.49	0.48	0.21
Net realized and unrealized gain (loss) on investments	2.44	1.40	0.35	1.84	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	0.14	(0.05)	(0.17)	0.00	‡

Total from investment operations	2.89	2.04	0.79	2.15	1.56

Less dividends:
From net investment income	(0.50)	(0.49)	(0.44)	(0.44)	(0.24)

Net asset value at end of year	$19.93	$17.54	$15.99	$15.64	$13.93

Total investment return (b)	16.74%	12.87%	5.14%	15.53%	12.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73%	2.99%	2.98%	3.25%	1.65%
Net expenses	2.07%	2.12%	2.15%	2.24%	2.14%
Expenses (before waiver/reimbursement)	2.07%	2.12%	2.15%	2.24%	2.47%
Portfolio turnover rate	31%	25%	33%	76%	182	%(c)
Net assets at end of year (in 000’s)	$51,138	$51,233	$59,225	$71,239	$79,742

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.52	$15.97	$15.62	$13.92	$12.59

Net investment income (loss) (a)	0.49	0.49	0.48	0.48	0.22
Net realized and unrealized gain (loss) on investments	2.45	1.41	0.36	1.82	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	2.88	2.04	0.79	2.14	1.57

Less dividends:
From net investment income	(0.50)	(0.49)	(0.44)	(0.44)	(0.24)

Net asset value at end of year	$19.90	$17.52	$15.97	$15.62	$13.92

Total investment return (b)	16.70%	12.96%	5.08%	15.55%	12.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61%	2.88%	2.98%	3.27%	1.67%
Net expenses	2.07%	2.12%	2.15%	2.24%	2.17%
Expenses (before waiver/reimbursement)	2.07%	2.12%	2.15%	2.24%	2.47%
Portfolio turnover rate	31%	25%	33%	76%	182	%(c)
Net assets at end of year (in 000’s)	$55,889	$22,444	$10,899	$10,312	$9,622

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.57	$16.02	$15.67	$13.97	$12.65

Net investment income (loss) (a)	0.74	0.72	0.70	0.68	0.77
Net realized and unrealized gain (loss) on investments	2.46	1.40	0.36	1.82	0.97
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	3.14	2.26	1.01	2.34	1.74

Less dividends:
From net investment income	(0.74)	(0.71)	(0.66)	(0.64)	(0.42)

Net asset value at end of year	$19.97	$17.57	$16.02	$15.67	$13.97

Total investment return (b)	18.25%	14.41%	6.50%	17.07%	14.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.97%	4.28%	4.30%	4.60%	3.74%
Net expenses	0.79%	0.81%	0.83%	0.89%	0.97%
Expenses (before waiver/reimbursement)	0.79%	0.81%	0.83%	0.89%	0.97%
Portfolio turnover rate	31%	25%	33%	76%	182	%(c)
Net assets at end of year (in 000’s)	$286,425	$204,611	$164,317	$164,393	$189,333

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of

32	MainStay Income Builder Fund

unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund held securities with a value of $731,429 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisors, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with

mainstayinvestments.com	33

Notes to Financial Statements (continued)

significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2013, the Fund held a security with a value of $2,675,828 that was valued by a single broker quote and/or deemed to be illiquid.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

34	MainStay Income Builder Fund

expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2013, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward

mainstayinvestments.com	35

Notes to Financial Statements (continued)

contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(Q)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called ‘‘junk bonds’’), which are generally

36	MainStay Income Builder Fund

considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in floating rate loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	9,068,750		—	9,068,750

Total Fair Value		$—	$9,068,750		$—	$9,068,750

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$(1,007,971)	$(1,007,971)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,723,012)	—	—	(1,723,012)

Total Fair Value		$(1,723,012)	$—	$(1,007,971)	$(2,730,983)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$21,408,457	$1,211,907	$22,620,364
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(1,222,705)	—	—	(1,222,705)

Total Realized Gain (Loss)		$(1,222,705)	$21,408,457	$1,211,907	$21,397,659

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$12,236,250	$(953,274)	$11,282,976
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,333,875)	—	—	(1,333,875)

Total Change in Unrealized Appreciation (Depreciation)		$(1,333,875)	$12,236,250	$(953,274)	$9,949,101

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	12	—	12
Futures Contracts Long (1)	—	1,848	—	1,848
Futures Contracts Short	—	—	(457)	(457)
Forward Contracts Long (1)	$86,576,905	—	—	$86,576,905
Forward Contracts Short (1)	$(92,198,433)	—	—	$(92,198,433)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual

38	MainStay Income Builder Fund

rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.63% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $5,299,726.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $32,414 and $156,717, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $134, $1,542, $51,394 and $11,022, respectively, for the year ended October 31, 2013.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$622,058
Class A	322,152
Class B	189,264
Class C	133,075
Class I	236,072

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,100	0.0	%‡
Class I	92,999,113	32.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,108,903	$25,396,525	$(5,293,086)	$116,380,005	$139,592,347

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, mark to market of future contracts, return of capital distributions received, partnerships and straddle deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$657,247	$(825,361)	$168,114

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bonds, return of capital distributions received, Contingent Payment Debt Instruments, consent fees and preferred stocks treated as debt.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $5,293,086 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$5,293	$—

The Fund utilized $31,744,429 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$30,170,103	$26,035,687

Note 5–Restricted Securities

As of October 31, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants/Shares	Cost	10/31/2013 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/16	12/20/10	6	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	6	21	0	(a)	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/4/09	110,000	—	1,617		0.0	‡
Total			$21	$1,617		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $24,397 and $22,073, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $340,878 and $217,000, respectively.

40	MainStay Income Builder Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	414,341	$7,722,680
Shares issued to shareholders in reinvestment of dividends and distributions	302,990	5,575,201
Shares redeemed	(983,435)	(18,263,550)

Net increase (decrease) in shares outstanding before conversion	(266,104)	(4,965,669)
Shares converted into Investor Class (See Note 1)	453,977	8,438,282
Shares converted from Investor Class (See Note 1)	(921,488)	(17,385,123)

Net increase (decrease)	(733,615)	$(13,912,510)

Year ended October 31, 2012:
Shares sold	300,478	$5,034,969
Shares issued to shareholders in reinvestment of dividends and distributions	352,875	5,859,051
Shares redeemed	(1,157,017)	(19,304,664)

Net increase (decrease) in shares outstanding before conversion	(503,664)	(8,410,644)
Shares converted into Investor Class (See Note 1)	561,420	9,379,360
Shares converted from Investor Class (See Note 1)	(1,097,592)	(18,805,363)

Net increase (decrease)	(1,039,836)	$(17,836,647)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,307,421	$80,858,708
Shares issued to shareholders in reinvestment of dividends and distributions	652,593	12,027,693
Shares redeemed	(2,729,186)	(50,631,121)

Net increase (decrease) in shares outstanding before conversion	2,230,828	42,255,280
Shares converted into Class A (See Note 1)	1,109,917	20,900,874
Shares converted from Class A (See Note 1)	(79,797)	(1,520,144)

Net increase (decrease)	3,260,948	$61,636,010

Year ended October 31, 2012:
Shares sold	2,112,879	$35,891,107
Shares issued to shareholders in reinvestment of dividends and distributions	601,558	10,007,149
Shares redeemed	(2,524,241)	(42,299,856)

Net increase (decrease) in shares outstanding before conversion	190,196	3,598,400
Shares converted into Class A (See Note 1)	1,371,450	23,393,132
Shares converted from Class A (See Note 1)	(59,140)	(1,036,401)

Net increase (decrease)	1,502,506	$25,955,131

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	472,626	$8,892,388
Shares issued to shareholders in reinvestment of dividends and distributions	69,643	1,287,353
Shares redeemed	(336,964)	(6,279,449)

Net increase (decrease) in shares outstanding before conversion	205,305	3,900,292
Shares converted from Class B (See Note 1)	(560,188)	(10,433,889)

Net increase (decrease)	(354,883)	$(6,533,597)

Year ended October 31, 2012:
Shares sold	362,058	$6,096,769
Shares issued to shareholders in reinvestment of dividends and distributions	91,121	1,517,631
Shares redeemed	(462,521)	(7,756,057)

Net increase (decrease) in shares outstanding before conversion	(9,342)	(141,657)
Shares converted from Class B (See Note 1)	(773,238)	(12,930,728)

Net increase (decrease)	(782,580)	$(13,072,385)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,786,852	$33,760,286
Shares issued to shareholders in reinvestment of dividends and distributions	37,970	706,537
Shares redeemed	(297,840)	(5,648,670)

Net increase (decrease)	1,526,982	$28,818,153

Year ended October 31, 2012:
Shares sold	697,896	$11,977,966
Shares issued to shareholders in reinvestment of dividends and distributions	17,535	294,626
Shares redeemed	(116,451)	(1,931,390)

Net increase (decrease)	598,980	$10,341,202

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,940,656	$92,831,355
Shares issued to shareholders in reinvestment of dividends and distributions	474,713	8,803,809
Shares redeemed	(2,716,749)	(51,005,961)

Net increase (decrease)	2,698,620	$50,629,203

Year ended October 31, 2012:
Shares sold	2,546,530	$43,526,004
Shares issued to shareholders in reinvestment of dividends and distributions	447,441	7,488,368
Shares redeemed	(1,605,981)	(27,058,525)

Net increase (decrease)	1,387,990	$23,955,847

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

42	MainStay Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $17,193,366 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 25.4% to arrive at the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	43

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

44	MainStay Income Builder Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

46	MainStay Income Builder Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32125 MS322-13	MSIB11-12/13 NL014

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.58 –2.18%	14.23 15.28%	8.21 8.71%	1.29 1.29%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.39 –1.98	14.40 15.46	8.30 8.80	1.17 1.17
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–7.44 –2.89	14.21 14.44	7.90 7.90	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.71 –2.80	14.45 14.45	7.92 7.92	2.04 2.04
Class I Shares[4]	No Sales Charge		–1.73	15.75	9.08	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	–2.27%	14.28%	8.73%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	–1.69	14.96	8.74

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets hard currency debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$945.20	$6.52	$1,018.50	$6.77

Class A Shares	$1,000.00	$946.30	$5.79	$1,019.30	$6.01

Class B Shares	$1,000.00	$942.00	$10.18	$1,014.70	$10.56

Class C Shares	$1,000.00	$942.90	$10.19	$1,014.70	$10.56

Class I Shares	$1,000.00	$947.60	$4.57	$1,020.50	$4.74

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.18% for Class A, 2.08% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

Brazil	9.9%
Mexico	8.5
Russia	7.6
Turkey	6.6
Venezuela	6.1
Indonesia	5.3
Poland	5.2
Ukraine	4.6
Colombia	4.0
Peru	3.4
El Salvador	2.5
Sri Lanka	2.1
Belarus	1.9
Georgia	1.9
Nigeria	1.9
Republic of Korea	1.8
Argentina	1.7
Portugal	1.7
Uruguay	1.6
United States	1.4
Dominican Republic	1.3

Thailand	1.3%
India	1.2
Ireland	1.2
Panama	1.2
Paraguay	1.2
Slovenia	1.2
Bahrain	1.1
United Arab Emirates	1.1
United Kingdom	1.1
Luxembourg	1.0
Ghana	0.9
Gabon	0.8
Croatia	0.7
Guatemala	0.7
Vietnam	0.7
Chile	0.5
Senegal	0.5
Kazakhstan	0.4
Jamaica	0.2
Other Assets, Less Liabilities	2.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2013 (excluding short-term investments) (Unaudited)

1.	Republic of Turkey, 6.00%–9.00%, due 3/8/17–1/14/41

2.	Ukraine Government, 7.75%–7.80%, due 9/23/20–11/28/22

3.	Petroleos de Venezuela S.A., 12.75%, due 2/17/22

4.	Majapahit Holding B.V., 8.00%, due 8/7/19

5.	United Mexican States, 7.25%, due 12/15/16
6.	Republic of Venezuela, 9.25%, due 5/7/28

7.	Republic of El Salvador, 7.375%–8.25%, due 12/1/19–6/15/35

8.	Gaz Capital S.A. for Gazprom, 9.25%, due 4/23/19

9.	Republic of Peru, 7.35%, due 7/21/25

10.	Poland Government Bond, 5.75%, due 10/25/21

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor

How did MainStay Global High Income Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Global High Income Fund returned –2.18% for Investor Class shares, –1.98% for Class A shares, –2.89% for Class B shares and –2.80% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned –1.73%. For the 12 months ended October 31, 2013, Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the –2.27% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.69% return of the average Lipper2 emerging markets hard currency debt fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In the first half of the reporting period, exposure to higher-yielding corporate bonds strengthened the Fund’s absolute and relative performance. In the second half of the reporting period, however, credit spreads3 uncharacteristically widened as U.S. Treasury yields increased. The Fund benefited from having a duration4 that was shorter than that of the JPMorgan EMBI Global Diversified Index. But for the entire reporting period, relative performance was hurt by the Fund’s exposure to higher-yielding corporate bonds. Corporate credits in Brazil were particularly hard hit because of slowing growth, rising inflation and the resulting mass demonstrations against the government.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the JPMorgan EMBI Global Diversified Index, in large part because of the Fund’s corporate-bond exposure. Since corporate bonds generally tend to have shorter maturities than sovereign debt, corporate exposure would tend to lower the Fund’s duration. Corporate debt also tends to have a lower sensitivity to interest rates than sovereign debt. As a result, the Fund lowered its exposure to a higher interest-rate environment on two fronts: by shortening duration and by increasing credit exposure.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Despite the general improvement in global macroeconomic data throughout the reporting period, the emerging-market debt asset class sold off substantially during the summer on the suggestion that the U.S. Federal Reserve might begin to taper its direct security purchases. We saw this as a buying opportunity and increased the Fund’s exposure to local emerging-market currencies and high-beta5 bonds while keeping duration below that of the JPMorgan EMBI Global Diversified Index.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Over the medium term, two of the biggest drivers of performance in a credit portfolio can be changes in U.S. Treasury yields and changes in spreads. Usually these two factors are negatively correlated, which dampens return volatility. During the reporting period, however, two factors detracted from the Fund’s absolute performance. U.S. Treasury yields rose on talk of the Federal Reserve tapering its purchases of U.S. Treasury and mortgage-backed securities, and spreads followed suit as fears spread that reduced liquidity would cause disproportionate difficulties for emerging markets. Relative to the JPMorgan EMBI Global Diversified Index, the move in U.S. Treasury yields contributed positively to the Fund’s performance, but performance was slightly hurt by the change in spreads. (Contributions take weightings and total returns into account.) The Fund’s significant excess yield, however, helped mitigate most of the damage from widening spreads.

The Fund’s Portuguese debt was a positive contributor to the Fund’s performance, as the overall crisis in Europe subsided and the financial outlook in Portugal improved dramatically. The Fund’s exposure to Mexican homebuilders was a significant detractor from performance, as changes in government policies put the entire sector under extreme pressure. The Fund’s exposure to OGX Petroleo, a Brazilian oil producer, detracted from performance as the company’s production levels disappointed investors.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

We increased the Fund’s exposure to Sri Lankan sovereign debt, as the end of the country’s long civil war could provide a “peace dividend” to the economy. We also opportunistically added Slovenian debt as the crisis in Cyprus temporarily put Slovenian bonds under pressure. The high yield offered by Nigerian Treasury bills was also attractive, given that the nation’s currency appeared not to be facing downward pressure. Because of the increased political volatility in Venezuela following a contested election, we lowered the Fund’s exposure to the country. Rapidly deteriorating financials for Mexican homebuilders led us to exit the Fund’s positions ahead of their default. We also exited the Fund’s position in OGX Petroleo, as it became clear that the company would not survive in its current form. We increased the Fund’s exposure to Ukraine, as we believed that the high yield of the nation’s debt more than compensated for the political and economic risks involved. We also increased the Fund’s exposure to Belarus for much the same reason.

How did the Fund’s sector and country weightings change during the reporting period?

Other than the position changes mentioned earlier, there were no major changes to the Fund’s sector weightings during the reporting period. From a regional perspective, we slightly decreased the Fund’s exposure to Asia and modestly increased exposure to Europe.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund was overweight relative to the JPMorgan EMBI Global Diversified Index in corporate and local currency bonds and underweight in sovereign bonds. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Latin America and held underweight positions relative to the Index in Asia and Africa. We anticipate further spread compression, and we therefore expect to maintain our current risk profile and positioning going into the new reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments October 31, 2013

	Principal Amount	Value

Long-Term Bonds 95.4%† Corporate Bonds 49.2%
Argentina 0.4%
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)	$2,000,000	$1,400,000

Brazil 8.4%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	3,000,000	3,082,500
Braskem Finance, Ltd. 7.00%, due 5/7/20 (a)	3,000,000	3,277,500
Fibria Overseas Finance, Ltd. 6.75%, due 3/3/21 (a)	3,000,000	3,285,000
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,140,000
JBS Finance II, Ltd. 8.25%, due 1/29/18 (a)	3,000,000	3,142,500
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	3,750,000	3,637,500
Petrobras International Finance Co. 5.375%, due 1/27/21	3,000,000	3,050,319
USJ Acucar e Alcool S.A. 9.875%, due 11/9/19 (a)	2,000,000	1,970,000
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (a)	3,000,000	2,400,000

		25,985,319

Chile 0.5%
GeoPark Latin America, Ltd. Agencia en Chile 7.50%, due 2/11/20 (a)	1,500,000	1,526,250

Colombia 2.1%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	5,000,000	4,687,500
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (a)	2,000,000	1,915,000

		6,602,500

Georgia 1.2%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)	3,500,000	3,648,750

Guatemala 0.7%
Industrial Senior Trust 5.50%, due 11/1/22 (a)	2,200,000	2,035,000

India 1.2%
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	3,500,000	3,605,000

	Principal Amount	Value

Indonesia 5.3%
♦ Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	$8,300,000	$9,617,625
Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	5,628,000
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	1,500,000	1,207,500

		16,453,125

Ireland 1.2%
UT2 Funding PLC 5.321%, due 6/30/16	€2,700,000	3,574,275

Kazakhstan 0.4%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	$1,000,000	1,110,000

Luxembourg 1.0%
ArcelorMittal 7.50%, due 10/15/39	3,000,000	2,962,500

Mexico 5.5%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (a)	3,000,000	3,270,000
Controladora Mabe S.A. de C.V.
7.875%, due 10/28/19	1,160,000	1,264,400
7.875%, due 10/28/19 (a)	1,600,000	1,744,000
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,063,261
Petroleos Mexicanos 6.50%, due 6/2/41	4,000,000	4,260,000
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	3,000,000	3,247,500

		16,849,161

Paraguay 1.2%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)	3,500,000	3,727,500

Peru 1.0%
BBVA Bancomer S.A. 5.00%, due 8/26/22 (a)	3,000,000	3,067,500

Poland 2.8%
Eileme 2 AB Series Reg S 11.75%, due 1/31/20	€4,000,000	6,416,723

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Poland (continued)
TVN Finance Corp. III AB 7.375%, due 12/15/20 (a)		€1,500,000	$2,148,638

			8,565,361

Republic of Korea 1.8%
Korea Finance Corp. 4.625%, due 11/16/21		$3,000,000	3,235,926
Korea Gas Corp. 6.25%, due 1/20/42 (a)		2,000,000	2,349,814

			5,585,740

Russia 6.6%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)		3,500,000	3,955,000
♦Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19		6,000,000	7,485,000
Lukoil International Finance B.V.
6.656%, due 6/7/22 (a)		1,000,000	1,123,750
7.25%, due 11/5/19 (a)		2,000,000	2,333,400
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)		2,000,000	2,242,500
Vimpelcom Holdings B.V. 7.504%, due 3/1/22 (a)		3,000,000	3,217,500

			20,357,150

Thailand 1.3%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)		3,750,000	3,967,005

Ukraine 1.2%
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (a)		4,500,000	3,825,000

United Arab Emirates 1.1%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (a)		3,750,000	3,525,000

United Kingdom 1.1%
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	3,398,296

Venezuela 3.2%
♦Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22		$9,900,000	9,801,000

Total Corporate Bonds (Cost $148,832,531)			151,571,432

	Principal Amount		Value

Government & Federal Agencies 46.2%
Argentina 1.3%
Republic of Argentina 2.50%, due 12/31/38 (c)		$11,360,000	$4,146,400

Bahrain 1.1%
Bahrain Government International Bond 6.125%, due 8/1/23 (a)		3,200,000	3,320,000

Belarus 1.9%
Republic of Belarus Series Reg S 8.95%, due 1/26/18		6,000,000	5,970,000

Brazil 1.5%
Brazil Notas Do Tesouro Nacional Serie F 10.00%, due 1/1/23	B$	11,000,000	4,635,890

Colombia 1.9%
Republic of Colombia 7.75%, due 4/14/21	C$	9,600,000,000	5,802,056

Croatia 0.7%
Republic of Croatia 6.375%, due 3/24/21 (a)		$2,000,000	2,122,500

Dominican Republic 1.3%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,872,750

El Salvador 2.5%
♦ Republic of El Salvador
Series Reg S 7.375%, due 12/1/19 (a)		3,000,000	3,375,000
7.65%, due 6/15/35		2,450,000	2,590,875
8.25%, due 4/10/32 (a)		1,550,000	1,767,000

			7,732,875

Gabon 0.8%
Gabonese Republic 8.20%, due 12/12/17 (a)		2,200,000	2,557,500

Georgia 0.7%
Republic of Georgia Series Reg S 6.875%, due 4/12/21		2,000,000	2,177,500

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Government & Federal Agencies (continued)
Ghana 0.9%
Republic of Ghana
7.875%, due 8/7/23 (a)		$2,010,344	$1,995,266
Series Reg S 8.50%, due 10/4/17		735,000	802,988

			2,798,254

Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19		650,000	635,375

Mexico 3.0%
♦United Mexican States 7.25%, due 12/15/16	M$	111,250,000	9,213,544

Nigeria 0.7%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	2,205,000

Panama 1.2%
Republic of Panama 6.70%, due 1/26/36		3,058,000	3,616,085

Peru 2.4%
♦Republic of Peru 7.35%, due 7/21/25		5,800,000	7,476,200

Poland 2.4%
♦Poland Government Bond 5.75%, due 10/25/21	PLN	20,300,000	7,331,553

Portugal 1.7%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23		€4,200,000	5,182,304

Russia 1.0%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB	100,000,000	3,102,515

Senegal 0.5%
Republic of Senegal 8.75%, due 5/13/21 (a)		$1,250,000	1,371,875

Slovenia 1.2%
Republic of Slovenia 5.50%, due 10/26/22 (a)		4,000,000	3,825,000

	Principal Amount		Value

Sri Lanka 2.1%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)		$6,500,000	$6,589,375

Turkey 6.6%
♦Republic of Turkey
6.00%, due 1/14/41		5,000,000	5,025,000
7.375%, due 2/5/25		6,225,000	7,283,250
9.00%, due 3/8/17	TRY	9,400,000	4,840,676
Turkey Government Bond 7.10%, due 3/8/23		6,750,000	3,059,268

			20,208,194

Ukraine 3.4%
♦Ukraine Government
7.75%, due 9/23/20 (a)		$6,000,000	5,430,000
7.80%, due 11/28/22 (a)		5,800,000	5,046,000

			10,476,000

Uruguay 1.6%
Republica Orient Uruguay 4.375%, due 12/15/28	$U	99,602,310	5,020,698

Venezuela 2.9%
♦Republic of Venezuela Series Reg S 9.25%, due 5/7/28		$11,095,000	8,820,525

Vietnam 0.7%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,187,500

Total Government & Federal Agencies (Cost $134,817,609)			142,397,468

Total Long-Term Bonds (Cost $283,650,140)			293,968,900

Short-Term Investments 2.6%
Nigeria Government 1.2%
Nigeria Treasury Bill 0.00%, due 11/21/13 (d)	NGN	600,000,000	3,754,133

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $4,480,053 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $4,840,000 and a Market Value of $4,570,935)	$4,480,053	$4,480,053

Total Short-Term Investments (Cost $8,256,567)		8,234,186

Total Investments (Cost $291,906,707) (g)	98.0%	302,203,086
Other Assets, Less Liabilities	2.0	6,143,900
Net Assets	100.0%	$308,346,986

	Contracts Short	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.1%)
United States Treasury Notes December 2013 (2 Year) (f)	(547)	$(403,071)

Total Futures Contracts (Settlement Value $120,570,766)		$(403,071)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2013.

(c)	Step coupon—Rate shown is the rate in effect as of October 31, 2013.

(d)	Interest rate presented is yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2013.

(f)	At October 31, 2013, cash in the amount of $136,750 is on deposit with broker for futures transactions.

(g)	As of October 31, 2013, cost is $291,906,707 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,866,021
Gross unrealized depreciation	(6,569,642)

Net unrealized appreciation	$10,296,379

The following abbreviations are used in the above portfolio:

$U—Uruguayan Peso

€—Euro

A$—Australian Dollar

B$—Brazilian Real

C$—Colombian Peso

M$—Mexican Peso

NGN—Nigerian Naira

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

As of October 31, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
New Russian Ruble vs. U.S. Dollar	2/3/14	HSBC Bank USA	RUB	196,300,000	USD	6,088,238	USD	(60,880)
Polish Zloty vs. U.S. Dollar	2/3/14	Barclays Bank PLC	PLN	10,700,000		3,510,176		(55,426)
South Korean Won vs. U.S. Dollar	2/3/14	HSBC Bank USA	KRW	7,300,000,000		6,833,287		6,502

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	2/3/14	HSBC Bank USA	AUD	3,150,000	USD	3,010,455	USD	51,023
Brazilian Real vs. U.S. Dollar	2/3/14	Barclays Bank PLC	BRL	10,609,255	USD	4,570,000		(66,674)
Euro vs. Polish Zloty	2/3/14	HSBC Bank USA	EUR	2,662,293	PLN	11,200,000		962
Euro vs. U.S. Dollar	2/3/14	HSBC Bank USA	EUR	10,500,000	USD	14,496,720		238,383
Pound Sterling vs. U.S. Dollar	2/3/14	HSBC Bank USA	GBP	2,000,000	USD	3,237,586		33,022
Swiss Franc vs. Euro	2/3/14	JPMorgan Chase Bank	CHF	9,300,000	EUR	7,557,842		5,507
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	152,419

14	MainStay Global High Income Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$151,571,432	$—	$151,571,432
U.S. Government & Federal Agencies	—	142,397,468	—	142,397,468

Total Long-Term Bonds	—	293,968,900	—	293,968,900

Short-Term Investments
Nigeria Government	—	3,754,133	—	3,754,133
Repurchase Agreement	—	4,480,053	—	4,480,053

Total Short-Term Investments	—	8,234,186	—	8,234,186

Total Investments in Securities		302,203,086		302,203,086

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	335,399	—	335,399

Total Investments in Securities and Other Financial Instruments	$—	$302,538,485	$—	$302,538,485

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(182,980)	$—	$(182,980)
Futures Contracts Short (b)	(403,071)	—	—	(403,071)

Total Other Financial Instruments	$(403,071)	$(182,980)	$—	$(586,051)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2013 (a)
Long-Term Bonds
Government & Federal Agencies Supranational	$2,999,902	$—	$(25,566)	$2,643	$—	$(2,976,979)	$—	$—	$—	$—

Total	$2,999,902	$—	$(25,566)	$2,643	$—	$(2,976,979)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $291,906,707)	$302,203,086
Cash denominated in foreign currencies (identified cost $1,186,764)	1,202,194
Cash collateral on deposit at broker	136,750
Receivables:
Interest	5,505,213
Fund shares sold	746,645
Other assets	33,169
Unrealized appreciation on foreign currency forward contracts	335,399

Total assets	310,162,456

Liabilities
Payables:
Fund shares redeemed	860,059
Manager (See Note 3)	186,239
NYLIFE Distributors (See Note 3)	108,983
Transfer agent (See Note 3)	90,798
Shareholder communication	32,495
Variation margin on futures contracts	17,094
Professional fees	15,317
Custodian	7,078
Trustees	714
Accrued expenses	4,425
Dividend payable	309,288
Unrealized depreciation on foreign currency forward contracts	182,980

Total liabilities	1,815,470

Net assets	$308,346,986

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$268,482
Additional paid-in capital	297,288,381

297,556,863
Distributions in excess of net investment income	(309,288)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,035,247
Net unrealized appreciation (depreciation) on investments and futures contracts	9,893,308
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	170,856

Net assets	$308,346,986

Investor Class
Net assets applicable to outstanding shares	$27,917,610

Shares of beneficial interest outstanding	2,406,105

Net asset value per share outstanding	$11.60
Maximum sales charge (4.50% of offering price)	0.55

Maximum offering price per share outstanding	$12.15

Class A
Net assets applicable to outstanding shares	$152,831,718

Shares of beneficial interest outstanding	13,268,486

Net asset value per share outstanding	$11.52
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$12.06

Class B
Net assets applicable to outstanding shares	$15,290,456

Shares of beneficial interest outstanding	1,346,692

Net asset value and offering price per share outstanding	$11.35

Class C
Net assets applicable to outstanding shares	$68,629,383

Shares of beneficial interest outstanding	6,038,413

Net asset value and offering price per share outstanding	$11.37

Class I
Net assets applicable to outstanding shares	$43,677,819

Shares of beneficial interest outstanding	3,788,527

Net asset value and offering price per share outstanding	$11.53

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Interest	$23,955,748

Expenses
Manager (See Note 3)	2,546,348
Distribution/Service—Investor Class (See Note 3)	70,092
Distribution/Service—Class A (See Note 3)	425,540
Distribution/Service—Class B (See Note 3)	185,841
Distribution/Service—Class C (See Note 3)	840,270
Transfer agent (See Note 3)	564,752
Registration	94,622
Professional fees	69,300
Shareholder communication	66,792
Custodian	48,101
Trustees	7,292
Miscellaneous	14,560

Total expenses	4,933,510

Net investment income (loss)	19,022,238

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,089,513
Futures transactions	(24,306)
Foreign currency transactions	115,403

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,180,610

Net change in unrealized appreciation (depreciation) on:
Investments	(29,017,043)
Futures contracts	(403,071)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	140,653

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(29,279,461)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(28,098,851)

Net increase (decrease) in net assets resulting from operations	$(9,076,613)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,022,238	$16,394,428
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,180,610	5,453,749
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	(29,279,461)	25,889,771

Net increase (decrease) in net assets resulting from operations	(9,076,613)	47,737,948

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,921,312)	(1,279,141)
Class A	(12,129,709)	(8,448,828)
Class B	(1,174,107)	(920,192)
Class C	(5,282,302)	(3,803,138)
Class I	(3,851,086)	(2,392,977)

	(24,358,516)	(16,844,276)

From net realized gain on investments:
Investor Class	—	(630,762)
Class A	—	(3,912,908)
Class B	—	(595,783)
Class C	—	(2,218,133)
Class I	—	(1,033,355)

	—	(8,390,941)

Total dividends and distributions to shareholders	(24,358,516)	(25,235,217)

Capital share transactions:
Net proceeds from sale of shares	113,501,610	116,559,348
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,184,103	17,050,329
Cost of shares redeemed	(155,453,579)	(95,612,363)

Increase (decrease) in net assets derived from capital share transactions	(24,767,866)	37,997,314

Net increase (decrease) in net assets	(58,202,995)	60,500,045

Net Assets
Beginning of year	366,549,981	306,049,936

End of year	$308,346,986	$366,549,981

Undistributed (distributions in excess of) net investment income at end of year	$(309,288)	$4,942,861

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.71	$11.90	$12.49	$11.16	$8.07

Net investment income (loss) (a)	0.67	0.61	0.59	0.66	0.65
Net realized and unrealized gain (loss) on investments	(0.94)	1.12	(0.41)	1.33	3.00
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	0.05	0.13

Total from investment operations	(0.26)	1.75	0.21	2.04	3.78

Less dividends and distributions:
From net investment income	(0.85)	(0.62)	(0.64)	(0.71)	(0.69)
From net realized gain on investments	—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.85)	(0.94)	(0.80)	(0.71)	(0.69)

Net asset value at end of year	$11.60	$12.71	$11.90	$12.49	$11.16

Total investment return (b)	(2.18%)	15.52%	1.94%	18.95%	48.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.49%	5.10%	4.93%	5.65%	6.69%
Net expenses	1.30%	1.29%	1.32%	1.37%	1.49%
Expenses (before waiver/reimbursement)	1.30%	1.29%	1.32%	1.37%	1.57%
Portfolio turnover rate	36%	31%	65%	92%	133%
Net assets at end of year (in 000’s)	$27,918	$27,165	$23,439	$21,834	$17,581

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.62	$11.83	$12.42	$11.09	$8.02

Net investment income (loss) (a)	0.68	0.62	0.60	0.67	0.66
Net realized and unrealized gain (loss) on investments	(0.93)	1.11	(0.41)	1.33	2.99
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	0.05	0.12

Total from investment operations	(0.24)	1.75	0.22	2.05	3.77

Less dividends and distributions:
From net investment income	(0.86)	(0.64)	(0.65)	(0.72)	(0.70)
From net realized gain on investments	—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.86)	(0.96)	(0.81)	(0.72)	(0.70)

Net asset value at end of year	$11.52	$12.62	$11.83	$12.42	$11.09

Total investment return (b)	(1.98%)	15.68%	1.96%	19.09%	49.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.22%	5.03%	5.77%	6.77%
Net expenses	1.16%	1.17%	1.22%	1.25%	1.32%
Expenses (before waiver/reimbursement)	1.16%	1.17%	1.22%	1.25%	1.40%
Portfolio turnover rate	36%	31%	65%	92%	133%
Net assets at end of year (in 000’s)	$152,832	$179,430	$144,272	$159,834	$119,132

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.45	$11.68	$12.28	$10.97	$7.94

Net investment income (loss) (a)	0.56	0.51	0.49	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.91)	1.09	(0.41)	1.32	2.96
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	0.05	0.12

Total from investment operations	(0.34)	1.62	0.11	1.93	3.65

Less dividends and distributions:
From net investment income	(0.76)	(0.53)	(0.55)	(0.62)	(0.62)
From net realized gain on investments	—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.76)	(0.85)	(0.71)	(0.62)	(0.62)

Net asset value at end of year	$11.35	$12.45	$11.68	$12.28	$10.97

Total investment return (b)	(2.89%)	14.60%	1.13%	18.11%	47.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.70%	4.35%	4.18%	4.90%	5.98%
Net expenses	2.05%	2.04%	2.07%	2.12%	2.24%
Expenses (before waiver/reimbursement)	2.05%	2.04%	2.07%	2.12%	2.32%
Portfolio turnover rate	36%	31%	65%	92%	133%
Net assets at end of year (in 000’s)	$15,290	$20,101	$21,961	$27,314	$25,651

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.46	$11.69	$12.29	$10.98	$7.95

Net investment income (loss) (a)	0.56	0.51	0.49	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.90)	1.09	(0.41)	1.32	2.97
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	0.05	0.12

Total from investment operations	(0.33)	1.62	0.11	1.93	3.65

Less dividends and distributions:
From net investment income	(0.76)	(0.53)	(0.55)	(0.62)	(0.62)
From net realized gain on investments	—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.76)	(0.85)	(0.71)	(0.62)	(0.62)

Net asset value at end of year	$11.37	$12.46	$11.69	$12.29	$10.98

Total investment return (b)	(2.80%)	14.59%	1.13%	18.20%	47.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.69%	4.35%	4.18%	4.89%	5.85%
Net expenses	2.05%	2.04%	2.07%	2.12%	2.23%
Expenses (before waiver/reimbursement)	2.05%	2.04%	2.07%	2.12%	2.31%
Portfolio turnover rate	36%	31%	65%	92%	133%
Net assets at end of year (in 000’s)	$68,629	$91,002	$80,351	$87,597	$57,731

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.63	$11.84	$12.43	$11.10	$8.02

Net investment income (loss) (a)	0.71	0.66	0.63	0.69	0.66
Net realized and unrealized gain (loss) on investments	(0.93)	1.10	(0.41)	1.34	3.01
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	0.05	0.13

Total from investment operations	(0.21)	1.78	0.25	2.08	3.80

Less dividends and distributions:
From net investment income	(0.89)	(0.67)	(0.68)	(0.75)	(0.72)
From net realized gain on investments	—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.89)	(0.99)	(0.84)	(0.75)	(0.72)

Net asset value at end of year	$11.53	$12.63	$11.84	$12.43	$11.10

Total investment return (b)	(1.73%)	15.95%	2.22%	19.48%	49.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.86%	5.47%	5.31%	5.89%	6.32%
Net expenses	0.91%	0.92%	0.97%	1.00%	1.12%
Expenses (before waiver/reimbursement)	0.91%	0.92%	0.97%	1.00%	1.12%
Portfolio turnover rate	36%	31%	65%	92%	133%
Net assets at end of year (in 000’s)	$43,678	$48,852	$36,027	$52,188	$3,972

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

22	MainStay Global High Income Fund

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of con-

vertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the

mainstayinvestments.com	23

Notes to Financial Statements (continued)

mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the

24	MainStay Global High Income Fund

difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2013, the Fund did not hold any swap contracts.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(N)  Concentration of Risk.  The Fund’s principal investments include high yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$335,399	$—	$335,399

Total Fair Value		$335,399	$—	$335,399

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$		$(403,071)	$(403,071)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts		(182,980)	—	(182,980)

Total Fair Value			$(182,980)	$(403,071)	$(586,051)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay Global High Income Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(24,306)	$(24,306)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	242,800	—	242,800

Total Realized Gain (Loss)		$242,800	$(24,306)	$218,494

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(403,071)	$(403,071)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	122,866	—	122,866

Total Change in Unrealized Appreciation (Depreciation)		$122,866	$(403,071)	$(280,205)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	—	(461)	(461)
Forward Contracts Long	$37,243,706	—	$37,243,706
Forward Contracts Short	$(40,974,686)	—	$(40,974,686)

(1)	Amount disclosed represents the average held during the year ended October 31, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $2,546,348.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $19,193 and $80,626, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,498, $38,893 and $11,653, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$69,593
Class A	183,487
Class B	45,916
Class C	207,363
Class I	58,393

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$6,870,689	4.5%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$316,119	$468,475	$(309,288)	$10,314,817	$10,790,123

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of foreign forward contracts and mark to market of future contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$84,129	$(84,129)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bond income accruals, consent fees and distribution redesignations.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $31,681 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013, and October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$24,358,516	$18,673,611
Long-Term Capital Gain	—	6,561,606
Total	$24,358,516	$25,235,217

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

28	MainStay Global High Income Fund

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of U.S. government securities were $18,144 and $18,053, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $103,423 and $135,926, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	435,085	$5,404,971
Shares issued to shareholders in reinvestment of dividends and distributions	155,201	1,882,967
Shares redeemed	(431,784)	(5,224,159)

Net increase (decrease) in shares outstanding before conversion	158,502	2,063,779
Shares converted into Investor Class (See Note 1)	241,359	2,891,415
Shares converted from Investor Class (See Note 1)	(131,697)	(1,611,994)

Net increase (decrease)	268,164	$3,343,200

Year ended October 31, 2012:
Shares sold	372,134	$4,460,524
Shares issued to shareholders in reinvestment of dividends and distributions	159,077	1,875,394
Shares redeemed	(317,774)	(3,793,141)

Net increase (decrease) in shares outstanding before conversion	213,437	2,542,777
Shares converted into Investor Class (See Note 1)	172,480	2,062,845
Shares converted from Investor Class (See Note 1)	(216,830)	(2,612,364)

Net increase (decrease)	169,087	$1,993,258

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	5,213,370	$63,530,381
Shares issued to shareholders in reinvestment of dividends and distributions	773,876	9,312,782
Shares redeemed	(7,020,385)	(84,782,472)

Net increase (decrease) in shares outstanding before conversion	(1,033,139)	(11,939,309)
Shares converted into Class A (See Note 1)	206,962	2,502,031
Shares converted from Class A (See Note 1)	(124,073)	(1,455,358)

Net increase (decrease)	(950,250)	$(10,892,636)

Year ended October 31, 2012:
Shares sold	5,119,258	$61,476,229
Shares issued to shareholders in reinvestment of dividends and distributions	742,513	8,700,600
Shares redeemed	(4,180,155)	(49,963,776)

Net increase (decrease) in shares outstanding before conversion	1,681,616	20,213,053
Shares converted into Class A (See Note 1)	369,189	4,390,805
Shares converted from Class A (See Note 1)	(27,285)	(339,062)

Net increase (decrease)	2,023,520	$24,264,796

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	253,576	$3,084,566
Shares issued to shareholders in reinvestment of dividends and distributions	79,687	951,451
Shares redeemed	(404,914)	(4,752,162)

Net increase (decrease) in shares outstanding before conversion	(71,651)	(716,145)
Shares converted from Class B (See Note 1)	(196,099)	(2,326,094)

Net increase (decrease)	(267,750)	$(3,042,239)

Year ended October 31, 2012:
Shares sold	260,630	$3,060,681
Shares issued to shareholders in reinvestment of dividends and distributions	109,051	1,255,122
Shares redeemed	(333,617)	(3,919,815)

Net increase (decrease) in shares outstanding before conversion	36,064	395,988
Shares converted from Class B (See Note 1)	(301,184)	(3,502,224)

Net increase (decrease)	(265,120)	$(3,106,236)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,116,473	$13,606,499
Shares issued to shareholders in reinvestment of dividends and distributions	307,948	3,679,563
Shares redeemed	(2,688,175)	(31,722,330)

Net increase (decrease)	(1,263,754)	$(14,436,268)

Year ended October 31, 2012:
Shares sold	1,550,892	$18,281,318
Shares issued to shareholders in reinvestments of dividends and distributions	333,307	3,849,049
Shares redeemed	(1,453,119)	(17,017,512)

Net increase (decrease)	431,080	$5,112,855

mainstayinvestments.com	29

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,253,019	$27,875,193
Shares issued to shareholders in reinvestment of dividends and distributions	111,908	1,357,340
Shares redeemed	(2,444,405)	(28,972,456)

Net increase (decrease)	(79,478)	$260,077

Year ended October 31, 2012:
Shares sold	2,465,677	$29,280,596
Shares issued to shareholders in reinvestment of dividends and distributions	116,597	1,370,164
Shares redeemed	(1,757,404)	(20,918,119)

Net increase (decrease)	824,870	$9,732,641

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Global High Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Global High Income Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

34	MainStay Global High Income Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Global High Income Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32112 MS322-13	MSGH11-12/13 NL020

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.74 15.07%	6.35% 7.56	6.01% 6.61	1.74% 1.74
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.08 15.43	6.67 7.89	6.19 6.79	1.40 1.40
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.15 14.15	6.44 6.75	5.79 5.79	2.49 2.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.15 14.15	6.74 6.74	5.79 5.79	2.49 2.49
Class I Shares[4]	No Sales Charge		15.72	8.17	7.21	1.15
Class R1 Shares[4]	No Sales Charge		15.68	8.09	7.07	1.25
Class R2 Shares[4]	No Sales Charge		15.34	7.80	6.85	1.50
Class R3 Shares[5]	No Sales Charge		15.02	7.53	6.48	1.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 6.77% for Class A, 5.77% for Class B, 5.77% for Class C, 7.19% for Class I, 7.05% for Class R1, and 6.82% for Class R2 for the ten-year period ended October 31, 2013. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[6]	20.29%	12.48%	8.48%
MSCI EAFE® Index[7]	26.88	11.99	7.71
Average Lipper International Multi-Cap Growth Fund[8]	21.94	12.43	7.47

6.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. Effective July 1, 2013, the Fund has selected the MSCI ACWI® Ex U.S. as its broad-based securities market index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,063.70	$8.84	$1,016.60	$8.64

Class A Shares	$1,000.00	$1,065.30	$7.13	$1,018.30	$6.97

Class B Shares	$1,000.00	$1,059.60	$12.72	$1,012.90	$12.43

Class C Shares	$1,000.00	$1,058.70	$12.71	$1,012.90	$12.43

Class I Shares	$1,000.00	$1,066.60	$5.83	$1,019.60	$5.70

Class R1 Shares	$1,000.00	$1,066.20	$6.35	$1,019.10	$6.21

Class R2 Shares	$1,000.00	$1,064.30	$7.65	$1,017.80	$7.48

Class R3 Shares	$1,000.00	$1,062.90	$8.94	$1,016.50	$8.74

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.70% for Investor Class, 1.37% for Class A, 2.45% for Class B and Class C, 1.12% for Class I, 1.22% for Class R1, 1.47% for Class R2 and 1.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of October 31, 2013 (Unaudited)

United Kingdom	25.2%
Germany	15.2
France	7.2
United States	5.4
Japan	4.9
Ireland	4.4
Sweden	4.2
Denmark	4.0
Israel	3.8
Spain	3.6
Switzerland	3.4

China	2.8%
India	2.4
Canada	2.2
Italy	2.1
Brazil	2.0
Thailand	2.0
Czech Republic	1.8
Hong Kong	1.7
Indonesia	0.7
Other Assets, Less Liabilities	1.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Svenska Handelsbanken AB Class A

2.	Experian PLC

3.	Grifols S.A.

4.	Adidas A.G.

5.	SABMiller PLC
6.	Intertek Group PLC

7.	Linde A.G.

8.	Johnson Matthey PLC

9.	Petrofac, Ltd.

10.	Shire PLC

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay International Equity Fund returned 15.07% for Investor Class shares, 15.43% for Class A shares, 14.15% for Class B shares and 14.15% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 15.72%, Class R1 shares returned 15.68%, Class R2 shares returned 15.34% and Class R3 shares returned 15.02%. For the 12 months ended October 31, 2013, all share classes underperformed the 20.29% return of the MSCI ACWI® Ex U.S.,1 which is the Fund’s broad-based securities-market index; the 26.88% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark; and the 21.94% return of the average Lipper2 international multi-cap growth fund. See page 5 for Fund returns with sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

Effective July 1, 2013, the Fund selected the MSCI ACWI® (All Country World Index) Ex. U.S., which was previously the Fund’s secondary benchmark, as its primary benchmark in replace-ment of the MSCI EAFE® Index. The MSCI EAFE® Index has been retained as the Fund’s secondary benchmark. The Fund selected the MSCI ACWI® Ex U.S. as its primary benchmark because it believes that this Index is more reflective of its current investment style.

What factors affected the Fund’s relative performance during the reporting period?

Country allocation and stock selection adversely affected the Fund’s performance relative to the MSCI ACWI® Ex U.S. during the reporting period. The impact of country allocation came primarily from an underweight position in Japan, which was among the strongest-performing markets in the Index. Sector allocation contributed positively to the Fund’s relative performance, driven by an overweight allocation to the health care sector, which performed well, and underweight allocations to the materials and energy sectors, which performed poorly. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s relative performance were information technology, materials and health care. The Fund’s relative performance in all three sectors benefited from favorable allocation effects, as the Fund was over-

weight relative to the MSCI ACWI® Ex U.S. in health care and information technology, which performed well, and was underweight relative to the Index in materials sector, which under-performed. Relative performance in each of these sectors benefited from favorable stock selection.

The sectors that detracted the most from the Fund’s relative performance were consumer discretionary, industrials and financials. While the Fund benefited from its overweight posi-tion relative to the MSCI ACWI® Ex U.S. in the industrials sector, the Fund was hurt by underweight positions relative to the Index in the financials and consumer discretionary sectors. Stock selection was unfavorable in each of these sectors. The Fund’s quality bias left it underexposed to economically-sensitive companies, which tend to experience greater benefit as the economy improves.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Scandinavian banking group Svenska Handelsbanken, German sportswear maker Adidas and Chinese Internet search engine Baidu. Svenska Handelsbanken benefited from ongoing growth in its core markets as well as in the U.K. Adidas increased sales and profits in light of strength in its retail division and ongoing sales growth in China. Baidu benefited from increased investor confidence in the company’s mobile search strategy. The company’s recent acquisitions may help extend the company’s high market share in personal-computer search to the mobile market.

The stocks that detracted the most from the Fund’s absolute performance were U.K. power solutions company Aggreko, Brazilian retailer Cia Hering and Hong Kong–based consumer goods sourcing company Li & Fung. Aggreko’s stock suffered from the expiration of high-margin contracts in Japan and from weaker-than-expected emerging-market demand. Cia Hering felt the effects of a sluggish consumer-spending environment in Brazil. Li & Fung’s stock was negatively affected by weaker-than-expected results for the company’s U.S. distribution business. We sold the Fund’s positions in Cia Hering and Li & Fung by the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Noteworthy purchases during the reporting period included new positions in Swiss crop-protection chemical company Syngenta, U.K. hospitality company Whitbread and Chinese Internet search engine Baidu.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

During the reporting period, the Fund sold its positions in Hong Kong consumer goods sourcing company Li & Fung, Brazilian retailer Cia Hering and Australian share registry manager Computershare Limited.

How did the Fund’s sector weightings change during the reporting period?

During the 12 months ended October 31, 2013, the Fund increased its weightings in the materials, information technology and energy sectors. Over the same period, the Fund reduced its weightings in the consumer staples, consumer discretionary and financials sectors.

How was the Fund positioned at the end of the reporting period?

As of October 2013, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and industrials sectors. As of the same date, the Fund held underweight positions relative to the MSCI ACWI® Ex U.S. in the financials, consumer staples and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 97.0%†
Brazil 2.0%
Cielo S.A. (IT Services)	219,380	$6,659,155

Canada 2.2%
Open Text Corp. (Software)	99,559	7,301,657

China 2.8%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	31,944	5,139,790
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	1,378,200	4,186,329

		9,326,119

Czech Republic 1.8%
Komercni Banka A.S. (Commercial Banks)	24,880	6,176,959

Denmark 4.0%
Coloplast A/S Class B (Health Care Equipment & Supplies)	101,728	6,633,408
FLSmidth & Co. A/S (Construction & Engineering)	139,112	6,951,485

		13,584,893

France 7.2%
Bureau Veritas S.A. (Professional Services)	244,920	7,395,689
Essilor International S.A. (Health Care Equipment & Supplies)	82,425	8,852,277
Technip S.A. (Energy Equipment & Services)	75,827	7,942,905

		24,190,871

Germany 15.2%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	104,883	11,973,397
Brenntag A.G. (Trading Companies & Distributors)	41,576	7,044,933
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	125,314	8,296,270
♦Linde A.G. (Chemicals)	59,230	11,254,708
United Internet A.G. (Internet Software & Services)	193,677	7,652,276
Wirecard A.G. (IT Services)	129,615	4,726,068

		50,947,652

Hong Kong 1.7%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,109,600	5,754,939

	Shares	Value

India 2.4%
Genpact, Ltd. (IT Services) (a)	202,995	$4,025,391
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	283,825	3,957,986

		7,983,377

Indonesia 0.7%
Media Nusantara Citra Tbk PT (Media)	10,124,000	2,245,287

Ireland 4.4%
ICON PLC (Life Sciences Tools & Services) (a)	105,404	4,262,538
♦Shire PLC (Pharmaceuticals)	235,516	10,388,496

		14,651,034

Israel 3.8%
Check Point Software Technologies, Ltd. (Software) (a)	144,832	8,403,153
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	116,158	4,308,300

		12,711,453

Italy 2.1%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	146,492	6,933,633

Japan 4.9%
Avex Group Holdings, Inc. (Media)	190,000	4,803,621
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	56,000	5,700,803
Sysmex Corp. (Health Care Equipment & Supplies)	92,300	6,073,233

		16,577,657

Spain 3.6%
♦Grifols S.A. (Biotechnology)	297,497	12,200,595

Sweden 4.2%
♦Svenska Handelsbanken AB Class A (Commercial Banks)	307,473	13,931,076

Switzerland 3.4%
DKSH Holding A.G. (Professional Services)	40,912	3,420,042
Syngenta A.G. (Chemicals)	19,480	7,868,430

		11,288,472

Thailand 2.0%
Kasikornbank PCL (Commercial Banks)	1,088,300	6,783,300

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom 25.2%
Aggreko PLC (Commercial Services & Supplies)	387,634	$10,006,666
♦Experian PLC (Professional Services)	614,462	12,512,394
♦Intertek Group PLC (Professional Services)	221,245	11,820,072
♦Johnson Matthey PLC (Chemicals)	229,536	11,055,857
♦Petrofac, Ltd. (Energy Equipment & Services)	449,584	10,546,220
♦SABMiller PLC (Beverages)	227,524	11,870,976
Standard Chartered PLC (Commercial Banks)	320,912	7,715,678
Telecity Group PLC (Internet Software & Services)	315,240	3,854,099
Whitbread PLC (Hotels, Restaurants & Leisure)	95,451	5,254,071

		84,636,033

United States 3.4%
Accenture PLC Class A (IT Services)	45,193	3,321,686
ResMed, Inc. (Health Care Equipment & Supplies)	159,395	8,247,097

		11,568,783

Total Common Stocks (Cost $258,205,476)		325,452,945

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
United States 2.0%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $6,861,080 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $7,435,000 and a Market Value of $7,002,528) (Capital Markets)	$6,861,080	$6,861,080

Total Short-Term Investment (Cost $6,861,080)		6,861,080

Total Investments (Cost $265,066,556) (b)	99.0%	332,314,025
Other Assets, Less Liabilities	1.0	3,303,699
Net Assets	100.0%	$335,617,724

(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $265,590,682 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$74,133,451
Gross unrealized depreciation	(7,410,108)

Net unrealized appreciation	$66,723,343

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$325,452,945	$—	$—	$325,452,945
Short-Term Investment
Repurchase Agreement	—	6,861,080	—	6,861,080

Total Investments in Securities	$325,452,945	$6,861,080	$—	$332,314,025

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Beverages	$11,870,976	3.5%
Biotechnology	12,200,595	3.6
Capital Markets	6,861,080	2.0
Chemicals	30,178,995	9.0
Commercial Banks	34,607,013	10.3
Commercial Services & Supplies	10,006,666	3.0
Construction & Engineering	6,951,485	2.1
Energy Equipment & Services	18,489,125	5.5
Health Care Equipment & Supplies	36,739,648	10.9
Health Care Providers & Services	8,296,270	2.5
Hotels, Restaurants & Leisure	5,254,071	1.6
Internet Software & Services	16,646,165	4.9
IT Services	18,732,300	5.6
Life Sciences Tools & Services	4,262,538	1.3
Media	7,048,908	2.1
Oil, Gas & Consumable Fuels	4,186,329	1.2
Pharmaceuticals	14,696,796	4.4
Professional Services	35,148,197	10.5
Real Estate Management & Development	5,700,803	1.7
Software	15,704,810	4.7
Textiles, Apparel & Luxury Goods	17,728,336	5.3
Thrifts & Mortgage Finance	3,957,986	1.2
Trading Companies & Distributors	7,044,933	2.1

	332,314,025	99.0
Other Assets, Less Liabilities	3,303,699	1.0

Net Assets	$335,617,724	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $265,066,556)	$332,314,025
Cash denominated in foreign currencies (identified cost $3,011,385)	3,000,500
Receivables:
Investment securities sold	1,600,661
Dividends and interest	301,882
Fund shares sold	100,651
Other assets	23,602

Total assets	337,341,321

Liabilities
Payables:
Investment securities purchased	704,673
Foreign capital gains tax (See Note 2(C))	295,245
Fund shares redeemed	252,917
Manager (See Note 3)	252,329
Transfer agent (See Note 3)	101,950
NYLIFE Distributors (See Note 3)	42,925
Shareholder communication	39,996
Professional fees	16,394
Custodian	11,629
Trustees	733
Accrued expenses	4,806

Total liabilities	1,723,597

Net assets	$335,617,724

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$251,722
Additional paid-in capital	382,465,530

382,717,252
Undistributed net investment income	1,002,562
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions (a)	(115,046,361)
Net unrealized appreciation (depreciation) on investments (b)	66,952,224
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(7,953)

Net assets	$335,617,724

Investor Class
Net assets applicable to outstanding shares	$37,456,693

Shares of beneficial interest outstanding	2,805,968

Net asset value per share outstanding	$13.35
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.13

Class A
Net assets applicable to outstanding shares	$57,947,524

Shares of beneficial interest outstanding	4,333,888

Net asset value per share outstanding	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.15

Class B
Net assets applicable to outstanding shares	$13,980,841

Shares of beneficial interest outstanding	1,140,246

Net asset value and offering price per share outstanding	$12.26

Class C
Net assets applicable to outstanding shares	$10,088,403

Shares of beneficial interest outstanding	822,550

Net asset value and offering price per share outstanding	$12.26

Class I
Net assets applicable to outstanding shares	$202,289,308

Shares of beneficial interest outstanding	15,034,565

Net asset value and offering price per share outstanding	$13.45

Class R1
Net assets applicable to outstanding shares	$4,002,724

Shares of beneficial interest outstanding	299,426

Net asset value and offering price per share outstanding	$13.37

Class R2
Net assets applicable to outstanding shares	$8,487,189

Shares of beneficial interest outstanding	633,374

Net asset value and offering price per share outstanding	$13.40

Class R3
Net assets applicable to outstanding shares	$1,365,042

Shares of beneficial interest outstanding	102,219

Net asset value and offering price per share outstanding	$13.35

(a)	Realized gain (loss) on security transactions net of foreign capital gains tax in the amount of $153,708.

(b)	Unrealized appreciation (depreciation) on investments net of foreign capital gains tax in the amount of $295,245.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$5,626,679
Interest (b)	2,459

Total income	5,629,138

Expenses
Manager (See Note 3)	2,868,486
Transfer agent (See Note 3)	628,806
Distribution/Service—Investor Class (See Note 3)	90,014
Distribution/Service—Class A (See Note 3)	146,559
Distribution/Service—Class B (See Note 3)	147,366
Distribution/Service—Class C (See Note 3)	105,258
Distribution/Service—Class R2 (See Note 3)	20,891
Distribution/Service—Class R3 (See Note 3)	6,162
Registration	98,373
Shareholder communication	82,153
Custodian	77,012
Professional fees	64,646
Shareholder service (See Note 3)	13,771
Trustees	6,567
Miscellaneous	23,522

Total expenses	4,379,586

Net investment income (loss)	1,249,552

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	12,748,525
Futures transactions	81,842
Foreign currency transactions	(93,189)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,737,178

Net change in unrealized appreciation (depreciation) on:
Investments (d)	32,220,379
Translation of other assets and liabilities in foreign currencies	(108,340)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	32,112,039

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	44,849,217

Net increase (decrease) in net assets resulting from operations	$46,098,769

(a)	Dividends recorded net of foreign withholding taxes in the amount of $550,918.

(b)	Interest recorded net of foreign withholding taxes in the amount of $95.

(c)	Realized gain (loss) on security transactions net of foreign capital gains tax in the amount of $153,708.

(d)	Change in unrealized appreciation (depreciation) on investments net of foreign capital gains tax in the amount of $295,245.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,249,552	$2,783,960
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,737,178	(8,735,093)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	32,112,039	37,442,478

Net increase (decrease) in net assets resulting from operations	46,098,769	31,491,345

Dividends to shareholders:
From net investment income:
Investor Class	(176,467)	(893,973)
Class A	(498,406)	(1,933,319)
Class B	—	(379,000)
Class C	—	(232,501)
Class I	(1,910,002)	(5,180,205)
Class R1	(43,128)	(142,357)
Class R2	(57,790)	(330,290)
Class R3	(3,211)	(39,158)

Total dividends to shareholders	(2,689,004)	(9,130,803)

Capital share transactions:
Net proceeds from sale of shares	52,425,896	71,221,509
Net asset value of shares issued to shareholders in reinvestment of dividends	2,623,458	8,641,477
Cost of shares redeemed	(80,429,479)	(128,600,287)

Increase (decrease) in net assets derived from capital share transactions	(25,380,125)	(48,737,301)

Net increase (decrease) in net assets	18,029,640	(26,376,759)

Net Assets
Beginning of year	317,588,084	343,964,843

End of year	$335,617,724	$317,588,084

Undistributed net investment income at end of year	$1,002,562	$2,688,911

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.66	$10.81	$12.66	$12.24		$10.96

Net investment income (loss) (a)	0.01	0.06	0.21	0.22	(b)	0.23
Net realized and unrealized gain (loss) on investments	1.75	1.07	(1.62)	0.44		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	1.75	1.13	(1.50)	0.74		2.14

Less dividends:
From net investment income	(0.06)	(0.28)	(0.35)	(0.32)		(0.86)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.35	$11.66	$10.81	$12.66		$12.24

Total investment return (d)	15.07%	10.81%	(12.19%)	6.11%		21.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.54%	1.77%	1.82	%(b)	2.19%
Net expenses	1.72%	1.77%	1.71%	1.75%		1.71%
Expenses (before waiver/reimbursement)	1.72%	1.77%	1.71%	1.75%		1.86%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$37,457	$34,822	$34,895	$39,843		$39,969

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.68	$10.82	$12.66	$12.24		$10.97

Net investment income (loss) (a)	0.05	0.10	0.26	0.25	(b)	0.26
Net realized and unrealized gain (loss) on investments	1.75	1.07	(1.63)	0.44		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	1.79	1.17	(1.46)	0.77		2.17

Less dividends:
From net investment income	(0.10)	(0.31)	(0.38)	(0.35)		(0.90)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.37	$11.68	$10.82	$12.66		$12.24

Total investment return (d)	15.43%	11.27%	(11.96%)	6.31%		21.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.87%	2.11%	2.11	%(b)	2.40%
Net expenses	1.40%	1.43%	1.46%	1.44%		1.39%
Expenses (before waiver/reimbursement)	1.40%	1.43%	1.46%	1.44%		1.42%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$57,948	$60,303	$72,699	$104,169		$117,023

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013		2012	2011	2010		2009
Net asset value at beginning of year	$10.73		$9.95	$11.67	$11.33		$10.17

Net investment income (loss) (a)	(0.08)		(0.02)	0.11	0.12	(b)	0.14
Net realized and unrealized gain (loss) on investments	1.62		0.99	(1.49)	0.39		1.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.08)	0.07		0.16

Total from investment operations	1.53		0.97	(1.46)	0.58		1.91

Less dividends:
From net investment income	—		(0.19)	(0.26)	(0.24)		(0.75)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$12.26		$10.73	$9.95	$11.67		$11.33

Total investment return (d)	14.26	% (e)	10.05%	(12.81%)	5.17%		20.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73%)		(0.22%)	1.02%	1.04	%(b)	1.41%
Net expenses	2.47%		2.52%	2.46%	2.50%		2.46%
Expenses (before waiver/reimbursement)	2.47%		2.52%	2.46%	2.50%		2.62%
Portfolio turnover rate	29%		43%	80%	54%		88%
Net assets at end of year (in 000’s)	$13,981		$16,186	$20,509	$31,314		$36,397

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2013	2012	2011	2010		2009
Net asset value at beginning of year	$10.74	$9.96	$11.68	$11.32		$10.17

Net investment income (loss) (a)	(0.08)	(0.02)	0.12	0.12	(b)	0.13
Net realized and unrealized gain (loss) on investments	1.61	0.99	(1.50)	0.41		1.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.08)	0.07		0.16

Total from investment operations	1.52	0.97	(1.46)	0.60		1.90

Less dividends:
From net investment income	—	(0.19)	(0.26)	(0.24)		(0.75)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$12.26	$10.74	$9.96	$11.68		$11.32

Total investment return (d)	14.15%	10.05%	(12.88%)	5.23%		20.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71%)	(0.21%)	1.07%	1.09	%(b)	1.34%
Net expenses	2.47%	2.52%	2.46%	2.50%		2.46%
Expenses (before waiver/reimbursement)	2.47%	2.52%	2.46%	2.50%		2.60%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$10,088	$11,111	$12,960	$19,242		$19,079

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.75	$10.89	$12.75	$12.33		$11.05

Net investment income (loss) (a)	0.08	0.13	0.26	0.29	(b)	0.29
Net realized and unrealized gain (loss) on investments	1.76	1.07	(1.62)	0.43		1.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	1.83	1.20	(1.45)	0.80		2.22

Less dividends:
From net investment income	(0.13)	(0.34)	(0.41)	(0.38)		(0.94)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.45	$11.75	$10.89	$12.75		$12.33

Total investment return (d)	15.72%	11.45%	(11.73%)	6.61%		22.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	1.15%	2.16%	2.40	%(b)	2.70%
Net expenses	1.14%	1.18%	1.21%	1.18%		1.08%
Expenses (before waiver/reimbursement)	1.14%	1.18%	1.21%	1.18%		1.17%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$202,289	$177,726	$184,373	$373,332		$387,245

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.67	$10.82	$12.67	$12.25		$10.98

Net investment income (loss) (a)	0.06	0.11	0.26	0.27	(b)	0.28
Net realized and unrealized gain (loss) on investments	1.76	1.07	(1.62)	0.44		1.74
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	1.81	1.18	(1.45)	0.79		2.20

Less dividends:
From net investment income	(0.11)	(0.33)	(0.40)	(0.37)		(0.93)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.37	$11.67	$10.82	$12.67		$12.25

Total investment return (d)	15.68%	11.41%	(11.89%)	6.58%		21.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%	1.04%	2.12%	2.30	%(b)	2.58%
Net expenses	1.25%	1.28%	1.31%	1.29%		1.19%
Expenses (before reimbursement/waiver)	1.25%	1.28%	1.31%	1.29%		1.27%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$4,003	$4,677	$4,760	$6,225		$5,348

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.70	$10.84	$12.69	$12.27		$10.99

Net investment income (loss) (a)	0.03	0.09	0.24	0.25	(b)	0.16
Net realized and unrealized gain (loss) on investments	1.76	1.06	(1.63)	0.43		1.82
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.08		0.19

Total from investment operations	1.78	1.15	(1.48)	0.76		2.17

Less dividends:
From net investment income	(0.08)	(0.29)	(0.37)	(0.34)		(0.89)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.40	$11.70	$10.84	$12.69		$12.27

Total investment return (d)	15.34%	11.12%	(12.09%)	6.32%		21.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%	0.82%	2.02%	2.09	%(b)	1.39%
Net expenses	1.49%	1.53%	1.55%	1.54%		1.50%
Expenses (before waiver/reimbursement)	1.49%	1.53%	1.55%	1.54%		1.54%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$8,487	$10,545	$12,176	$10,942		$7,826

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2013	2012	2011	2010		2009
Net asset value at beginning of year	$11.64	$10.79	$12.64	$12.24		$10.95

Net investment income (loss) (a)	(0.01)	0.06	0.24	0.24	(b)	0.26
Net realized and unrealized gain (loss) on investments	1.76	1.06	(1.65)	0.41		1.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.00 ‡	(0.09)	0.07		0.17

Total from investment operations	1.74	1.12	(1.50)	0.72		2.15

Less dividends:
From net investment income	(0.03)	(0.27)	(0.35)	(0.32)		(0.86)

Redemption fee (a)(c)	—	—	—	0.00	‡	0.00 ‡

Net asset value at end of year	$13.35	$11.64	$10.79	$12.64		$12.24

Total investment return (d)	15.02%	10.82%	(12.28%)	5.99%		21.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05%)	0.56%	1.98%	2.00	%(b)	2.45%
Net expenses	1.74%	1.78%	1.80%	1.79%		1.69%
Expenses (before waiver/reimbursement)	1.74%	1.78%	1.80%	1.79%		1.77%
Portfolio turnover rate	29%	43%	80%	54%		88%
Net assets at end of year (in 000’s)	$1,365	$2,218	$1,592	$737		$322

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	21

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids / Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

22	MainStay International Equity Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights or warrants.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at

mainstayinvestments.com	23

Notes to Financial Statements (continued)

the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of October 31, 2013, the Fund did not hold any futures contracts.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(M)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

24	MainStay International Equity Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$194,759	$194,759
Futures Contracts	Net realized gain (loss) on futures transactions	81,842	81,842

Total Realized Gain (Loss)		$276,601	$276,601

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.90% for the year ended October 31, 2013, inclusive of the effective fund accounting services rate of 0.01% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $2,868,486.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service provider are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$4,182
Class R2	8,357
Class R3	1,232

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,704 and $5,044, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $182, $16,802 and $584, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$166,540
Class A	79,132
Class B	68,290
Class C	48,763
Class I	247,507
Class R1	5,673
Class R2	11,251
Class R3	1,650

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$67,152,534	33.2%

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,008,170	$(114,527,843)	$—	$66,420,145	$(47,099,528)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFICs).

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(246,897)	$246,897	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and foreign capital gains taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $114,527,843 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$25,242	$—
2017	53,693	—
2019	35,593	—
Unlimited	—	—
Total	$114,528	$—

26	MainStay International Equity Fund

The Fund utilized $12,745,038 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from: Ordinary Income	$2,689,004	$9,130,803

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $90,821 and $119,685, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	165,565	$2,036,162
Shares issued to shareholders in reinvestment of dividends and distributions	14,879	175,577
Shares redeemed	(437,361)	(5,378,249)

Net increase (decrease) in shares outstanding before conversion	(256,917)	(3,166,510)
Shares converted into Investor Class (See Note 1)	197,637	2,431,945
Shares converted from Investor Class (See Note 1)	(121,214)	(1,549,878)

Net increase (decrease)	(180,494)	$(2,284,443)

Year ended October 31, 2012:
Shares sold	196,224	$2,141,258
Shares issued to shareholders in reinvestment of dividends and distributions	86,352	887,712
Shares redeemed	(575,649)	(6,302,435)

Net increase (decrease) in shares outstanding before conversion	(293,073)	(3,273,465)
Shares converted into Investor Class (See Note 1)	228,238	2,472,290
Shares converted from Investor Class (See Note 1)	(176,452)	(1,974,946)

Net increase (decrease)	(241,287)	$(2,776,121)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	743,092	$9,123,621
Shares issued to shareholders in reinvestment of dividends and distributions	39,354	463,599
Shares redeemed	(1,759,515)	(21,661,366)

Net increase (decrease) in shares outstanding before conversion	(977,069)	(12,074,146)
Shares converted into Class A (See Note 1)	172,336	2,184,729
Shares converted from Class A (See Note 1)	(24,864)	(313,613)

Net increase (decrease)	(829,597)	$(10,203,030)

Year ended October 31, 2012:
Shares sold	690,751	$7,565,303
Shares issued to shareholders in reinvestment of dividends and distributions	167,449	1,719,726
Shares redeemed	(2,707,184)	(29,445,459)

Net increase (decrease) in shares outstanding before conversion	(1,848,984)	(20,160,430)
Shares converted into Class A (See Note 1)	301,754	3,320,325
Shares converted from Class A (See Note 1)	(10,161)	(118,949)

Net increase (decrease)	(1,557,391)	$(16,959,054)

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	132,529	$1,513,644
Shares redeemed	(257,167)	(2,908,992)

Net increase (decrease) in shares outstanding before conversion	(124,638)	(1,395,348)
Shares converted from Class B (See Note 1)	(242,881)	(2,753,183)

Net increase (decrease)	(367,519)	$(4,148,531)

Year ended October 31, 2012:
Shares sold	145,998	$1,465,620
Shares issued to shareholders in reinvestment of dividends and distributions	37,762	359,869
Shares redeemed	(365,412)	(3,685,754)

Net increase (decrease) in shares outstanding before conversion	(181,652)	(1,860,265)
Shares converted from Class B (See Note 1)	(371,315)	(3,698,720)

Net increase (decrease)	(552,967)	$(5,558,985)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	99,339	$1,129,142
Shares redeemed	(311,511)	(3,544,061)

Net increase (decrease)	(212,172)	$(2,414,919)

Year ended October 31, 2012:
Shares sold	67,205	$672,940
Shares issued to shareholders in reinvestment of dividends and distributions	17,749	169,161
Shares redeemed	(351,969)	(3,528,369)

Net increase (decrease)	(267,015)	$(2,686,268)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	2,952,872	$36,520,371
Shares issued to shareholders in reinvestment of dividends and distributions	159,232	1,883,717
Shares redeemed	(3,199,613)	(39,391,612)

Net increase (decrease)	(87,509)	$(987,524)

Year ended October 31, 2012:
Shares sold	5,017,234	$55,099,791
Shares issued to shareholders in reinvestment of dividends and distributions	488,524	5,036,688
Shares redeemed	(7,310,229)	(78,460,736)

Net increase (decrease)	(1,804,471)	$(18,324,257)

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	23,171	$280,443
Shares issued to shareholders in reinvestment of dividends and distributions	3,668	43,128
Shares redeemed	(128,028)	(1,545,151)

Net increase (decrease)	(101,189)	$(1,221,580)

Year ended October 31, 2012:
Shares sold	31,458	$334,344
Shares issued to shareholders in reinvestment of dividends and distributions	13,609	139,492
Shares redeemed	(84,394)	(922,049)

Net increase (decrease)	(39,327)	$(448,213)

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	107,198	$1,317,409
Shares issued to shareholders in reinvestment of dividends and distributions	4,588	54,225
Shares redeemed	(379,608)	(4,499,409)

Net increase (decrease)	(267,822)	$(3,127,775)

Year ended October 31, 2012:
Shares sold	249,216	$2,727,325
Shares issued to shareholders in reinvestment of dividends and distributions	28,124	289,671
Shares redeemed	(499,811)	(5,462,254)

Net increase (decrease)	(222,471)	$(2,445,258)

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	40,971	$505,104
Shares issued to shareholders in reinvestment of dividends and distributions	272	3,212
Shares redeemed	(129,541)	(1,500,639)

Net increase (decrease)	(88,298)	$(992,323)

Year ended October 31, 2012:
Shares sold	111,377	$1,214,928
Shares issued to shareholders in reinvestment of dividends and distributions	3,813	39,158
Shares redeemed	(72,312)	(793,231)

Net increase (decrease)	42,878	$460,855

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay International Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $3,393,725 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 2.7% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2013:

—  the total amount of taxes paid to foreign countries was $704,721

—  the total amount of income sourced from foreign countries was $6,031,034

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay International Equity Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay International Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	33

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay International Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31967 MS322-13	MSIE11-12/13 NL010

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	22.61 29.75%	11.88 13.15%	5.43 6.02%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	23.18 30.35	12.49 13.77	5.72 6.32	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	23.87 28.87	12.07 12.32	5.24 5.24	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	27.78 28.78	12.33 12.33	5.24 5.24	2.31 2.31
Class I Shares[4]	No Sales Charge		30.65	14.06	6.73	0.81
Class R2 Shares[5]	No Sales Charge		30.22	13.66	6.21	1.16

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of October 31, 2013, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[6]	27.18%	15.17%	7.46%
Russell 1000® Index[7]	28.40	15.84	7.83
Average Lipper Multi-Cap Core Fund[8]	29.40	15.20	7.46

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The

Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,127.90	$7.62	$1,018.00	$7.22

Class A Shares	$1,000.00	$1,130.10	$5.58	$1,020.00	$5.30

Class B Shares	$1,000.00	$1,123.60	$11.62	$1,014.30	$11.02

Class C Shares	$1,000.00	$1,123.70	$11.67	$1,014.20	$11.07

Class I Shares	$1,000.00	$1,131.20	$4.24	$1,021.20	$4.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.42% for Investor Class, 1.04% for Class A, 2.17% for Class B, 2.18% for Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.5%
Computers & Peripherals	6.7
Pharmaceuticals	5.8
Insurance	5.3
Diversified Financial Services	4.9
Media	4.8
Specialty Retail	4.5
Biotechnology	4.3
Health Care Providers & Services	4.3
Food & Staples Retailing	4.1
Software	4.1
Diversified Telecommunication Services	3.3
IT Services	3.3
Semiconductors & Semiconductor Equipment	2.6
Food Products	2.2
Aerospace & Defense	2.1
Airlines	1.8
Beverages	1.8
Internet Software & Services	1.8
Machinery	1.8
Chemicals	1.7
Exchange Traded Fund	1.6
Energy Equipment & Services	1.2
Commercial Banks	1.1
Consumer Finance	1.1
Health Care Equipment & Supplies	1.1

Household Products	1.1%
Industrial Conglomerates	1.1
Auto Components	1.0
Internet & Catalog Retail	1.0
Professional Services	1.0
Textiles, Apparel & Luxury Goods	1.0
Commercial Services & Supplies	0.9
Communications Equipment	0.9
Hotels, Restaurants & Leisure	0.9
Tobacco	0.9
Multiline Retail	0.7
Office Electronics	0.7
Capital Markets	0.5
Containers & Packaging	0.5
Electronic Equipment & Instruments	0.5
Household Durables	0.4
Leisure Equipment & Products	0.3
Independent Power Producers & Energy Traders	0.2
Road & Rail	0.2
Air Freight & Logistics	0.1
Automobiles	0.1
Trading Companies & Distributors	0.1
Life Sciences Tools & Services	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.
2.	Exxon Mobil Corp.
3.	Microsoft Corp.
4.	Chevron Corp.
5.	Pfizer, Inc.
6.	Johnson & Johnson
7.	JPMorgan Chase & Co.
8.	International Business Machines Corp.
9.	AT&T, Inc.
10.	Berkshire Hathaway, Inc. Class B

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Common Stock Fund returned 29.75% for Investor Class shares, 30.35% for Class A shares, 28.87% for Class B shares and 28.78% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund’s Class I shares returned 30.65% and Class R2 shares1 returned 30.22%. For the 12 months ended October 31, 2013, all share classes outperformed the 27.18% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. Investor Class, Class A, Class I and Class R2 shares outperformed, and Class B and Class C shares underperformed, the 29.40% return of the average Lipper3 multi-cap core fund for the same period. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s stock-selection model performed well during the reporting period. Valuation factors based on cash flow and on revenue contributed positively to the Fund’s performance relative to the S&P 500® Index. While the Fund’s model was successful in identifying both winner and losers, it was especially effective in predicting stocks that would outperform the Index. The Fund’s high-conviction buy recommendations were important for the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were health care, information technology and consumer staples. (Contributions take weightings and total returns into account.) In health care, the Fund benefited from our model’s stock selection. The Fund held several strong-performing biotechnology companies, health care equipment companies and drug distributors. The Fund also made several profitable stock picks in information technology, where turnaround stocks such Seagate Technology, Western Digital and Micron Technology were rewarded. In the consumer staples sector, the Fund benefited from overweight positions relative to the S&P 500® Index in food retailers, such as Walgreen, Safeway and Kroger.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary, energy and telecommunication services. In consumer discretionary, stock selection was hurt by earnings shortfalls from specialty retailers Abercrombie & Fitch and American Eagle Outfitters.

Disappointing financial results from Internet retailer Expedia also detracted. In energy, our model preferred oil & gas refiners, as they generate cash flows that tend to be more stable than those of oil & gas exploration & production companies. The latter group, however, benefited from higher drilling activity and rising crude oil prices. As a result, the Fund’s energy stock selection detracted from performance. Unfavorable stock selection in telecommunication services was primarily driven by an overweight position relative to the S&P 500® Index in diversified telecommunication services companies AT&T and Verizon Communications, which performed relatively poorly during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included biotechnology company Gilead Sciences, computer game retailer GameStop and diversified health care company Johnson & Johnson. The Fund held overweight positions in all three stocks. Gilead Sciences, which focuses on the treatment of AIDS, liver diseases and other life-threatening conditions, continued to impress investors with quarterly earnings and sales that beat analysts’ expectations. Analysts seem to be especially positive on the potential revenues from the company’s hepatitis C drug. GameStop, the world’s largest specialty retailer of video games, also delivered strong financial results on market-share gains and strong preorders for PS4 and Xbox. Johnson & Johnson shares climbed during the reporting period, with both pharmaceutical and nonpharmaceutical revenues holding up well.

The individual stocks that detracted the most from the Fund’s absolute performance included computers & peripherals company Apple, IT services company International Business Machines (IBM) and energy drilling company Patterson-UTI Energy. Apple’s share price performance, which peaked in September 2012, has been lackluster until the second half of 2013. During the reporting period, the stock made a negative absolute contribution to the Fund’s performance. IBM, the world’s largest computer services provider, has struggled to increase revenues. The company’s efforts in higher-margin software and services have not made up for the slump in the company’s servers and other hardware businesses. Patterson-UTI Energy provides land-based contract-drilling and pressure-pumping services to oil & gas exploration & production companies. The company’s share price was negatively affected by margin pressure, particularly during the first half of 2013.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on the S&P 500® Index.
3.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest weighting increase during the reporting period was in its position in Boeing. The company makes commercial jet aircraft as well as military aircraft and missile systems. The Fund initially purchased shares in December 2012, on the basis of attractive valuation. We steadily increased the Fund’s position throughout the reporting period, as the stock’s momentum scores improved. The Fund also began to a build position in Berkshire Hathaway—a holding company operating in a variety of business sectors, including insurance, railway and chemical businesses—in the second quarter of 2013. The primary reason was the strength of the company’s momentum scores. The Fund went from a significantly underweight to a significantly overweight position, as Berkshire Hathaway’s valuation metrics also started to improve.

The Fund started trimming its position in Apple at the end of 2012, because of poor revenue, sentiment and momentum readings. As the company’s momentum and sentiment scores further deteriorated, the Fund sold more shares, until the shareprice decline made the stock attractive again in terms of cash-flow- and revenue-based multiples in May 2013. At that time, the Fund purchased additional shares of Apple. The Fund also sold a large number of Bank of America shares during the first half of 2013, moving from an overweight position to a position that was fully underweight according to the quantitative filters used in our investment process. The stock’s model score turned negative, as the stock’s valuation became expensive as measured by earnings and by revenues.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increase in the industrials sector. The Fund was significantly underweight stocks in industrials relative to the S&P 500® Index, but narrowed the underexposure through purchases of airlines and professional services companies. The Fund began the reporting period modestly overweight relative to the S&P 500® Index in health care. By accumulating positions in health care distributors and select pharmaceutical stocks the Fund became increasingly overweight in the sector.

During the reporting period, the Fund’s most substantial weighting decrease relative to the S&P 500® Index was in the telecommunication services sector. The Fund moved from an overweight to a modestly overweight position. The Fund was overweight wireless telecommunication companies, such as MetroPCS and Sprint, whose positions were respectively closed when MetroPCS merged with T-mobile USA and when Softbank acquired Sprint. An underweight position relative to the S&P 500® Index in energy became more substantially underweight when the model trimmed some overweight positions in refiners during the second half of the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in information technology, health care and consumer discretionary. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 98.3%†
Aerospace & Defense 2.1%
Alliant Techsystems, Inc.	3,756	$408,915
Boeing Co. (The)	12,002	1,566,261
General Dynamics Corp.	2,476	214,496
Northrop Grumman Corp.	2,737	294,255
United Technologies Corp.	771	81,919

		2,565,846

Air Freight & Logistics 0.1%
FedEx Corp.	147	19,257
United Parcel Service, Inc. Class B	1,236	121,425

		140,682

Airlines 1.8%
Alaska Air Group, Inc.	12,048	851,312
Delta Air Lines, Inc.	17,294	456,216
Southwest Airlines Co.	56,279	969,124

		2,276,652

Auto Components 1.0%
Delphi Automotive PLC	2,407	137,680
Gentex Corp.	8,611	253,508
Goodyear Tire & Rubber Co. (The)	38,178	800,975

		1,192,163

Automobiles 0.1%
General Motors Co. (a)	2,644	97,696

Beverages 1.8%
Coca-Cola Co. (The)	11,405	451,296
PepsiCo., Inc.	21,384	1,798,180

		2,249,476

Biotechnology 4.3%
Amgen, Inc.	12,775	1,481,900
Biogen Idec, Inc. (a)	1,299	317,203
Celgene Corp. (a)	7,631	1,133,127
Cubist Pharmaceuticals, Inc. (a)	5,791	359,042
Gilead Sciences, Inc. (a)	17,914	1,271,715
United Therapeutics Corp. (a)	9,712	859,706
Vertex Pharmaceuticals, Inc. (a)	93	6,635

		5,429,328

Capital Markets 0.5%
Franklin Resources, Inc.	9,179	494,381
State Street Corp.	1,330	93,193

		587,574

Chemicals 1.7%
Dow Chemical Co. (The)	29,194	1,152,287
LyondellBasell Industries, N.V. Class A	13,544	1,010,383

		2,162,670

	Shares	Value

Commercial Banks 1.1%
Fifth Third Bancorp	17,996	$342,464
First Niagara Financial Group, Inc.	16,934	186,782
Wells Fargo & Co.	19,927	850,684

		1,379,930

Commercial Services & Supplies 0.9%
Pitney Bowes, Inc.	43,265	923,275
Tyco International, Ltd.	3,624	132,457

		1,055,732

Communications Equipment 0.9%
Cisco Systems, Inc.	8,412	189,270
Harris Corp.	13,822	856,411
QUALCOMM, Inc.	1,877	130,395

		1,176,076

Computers & Peripherals 6.7%
♦Apple, Inc.	8,325	4,348,564
Hewlett-Packard Co.	47,693	1,162,278
SanDisk Corp.	14,311	994,615
Seagate Technology PLC	19,843	965,957
Western Digital Corp.	13,100	912,153

		8,383,567

Consumer Finance 1.1%
American Express Co.	17,428	1,425,610

Containers & Packaging 0.5%
Packaging Corporation of America	6,713	418,085
Sealed Air Corp.	6,921	208,876

		626,961

Diversified Financial Services 4.9%
Bank of America Corp.	29,547	412,476
♦Berkshire Hathaway, Inc. Class B (a)	17,802	2,048,654
Citigroup, Inc.	8,415	410,484
♦JPMorgan Chase & Co.	44,520	2,294,561
McGraw Hill Financial, Inc.	1,069	74,488
Moody’s Corp.	1,155	81,612
NASDAQ OMX Group, Inc. (The)	24,092	853,580

		6,175,855

Diversified Telecommunication Services 3.3%
♦AT&T, Inc.	58,951	2,134,027
Frontier Communications Corp.	19,154	84,469
Verizon Communications, Inc.	37,820	1,910,288

		4,128,784

Electronic Equipment & Instruments 0.5%
Jabil Circuit, Inc.	8,809	183,756
TE Connectivity, Ltd.	8,397	432,361

		616,117

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Energy Equipment & Services 1.2%
Baker Hughes, Inc.	8,984	$521,881
Halliburton Co.	798	42,318
Oil States International, Inc. (a)	7,646	830,585
Schlumberger, Ltd.	1,716	160,823

		1,555,607

Food & Staples Retailing 4.1%
CVS Caremark Corp.	4,216	262,488
Kroger Co. (The)	22,973	984,163
Safeway, Inc.	26,430	922,407
Wal-Mart Stores, Inc.	22,931	1,759,954
Walgreen Co.	21,102	1,250,083

		5,179,095

Food Products 2.2%
Archer-Daniels-Midland Co.	25,534	1,044,341
General Mills, Inc.	4,787	241,361
Green Mountain Coffee Roasters, Inc. (a)	4,398	276,238
Kraft Foods Group, Inc.	4,701	255,640
Mondelez International, Inc. Class A	13,951	469,312
Tyson Foods, Inc. Class A	18,173	502,847

		2,789,739

Health Care Equipment & Supplies 1.1%
Abbott Laboratories	12,229	446,970
Boston Scientific Corp. (a)	78,597	918,799

		1,365,769

Health Care Providers & Services 4.3%
AmerisourceBergen Corp.	14,313	935,068
Cardinal Health, Inc.	13,657	801,120
Express Scripts Holding Co. (a)	6,034	377,246
McKesson Corp.	7,341	1,147,692
Omnicare, Inc.	8,214	453,002
UnitedHealth Group, Inc.	10,189	695,501
WellPoint, Inc.	11,346	962,141

		5,371,770

Hotels, Restaurants & Leisure 0.9%
International Game Technology	43,404	815,995
Wyndham Worldwide Corp.	3,280	217,792
Wynn Resorts, Ltd.	576	95,760

		1,129,547

Household Durables 0.4%
Whirlpool Corp.	3,108	453,799

Household Products 1.1%
Energizer Holdings, Inc.	1,350	132,448
Procter & Gamble Co. (The)	15,933	1,286,590

		1,419,038

	Shares	Value

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)	16,093	$226,750

Industrial Conglomerates 1.1%
3M Co.	424	53,361
General Electric Co.	49,158	1,284,990

		1,338,351

Insurance 5.3%
Aflac, Inc.	15,931	1,035,197
Allstate Corp. (The)	336	17,828
American International Group, Inc.	27,128	1,401,161
Assurant, Inc.	6,011	351,523
Genworth Financial, Inc. Class A (a)	62,226	904,144
Lincoln National Corp.	19,613	890,626
Protective Life Corp.	13,921	641,480
Travelers Companies, Inc. (The)	6,232	537,822
Unum Group	27,003	857,075

		6,636,856

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	1,394	507,458
Expedia, Inc.	12,930	761,318

		1,268,776

Internet Software & Services 1.8%
Akamai Technologies, Inc. (a)	2,699	120,753
eBay, Inc. (a)	3,497	184,327
Google, Inc. Class A (a)	1,893	1,950,888

		2,255,968

IT Services 3.3%
Computer Sciences Corp.	16,193	797,667
♦International Business Machines Corp.	12,308	2,205,717
Total System Services, Inc.	12,436	370,966
Visa, Inc. Class A	68	13,374
Western Union Co. (The)	39,520	672,630

		4,060,354

Leisure Equipment & Products 0.3%
Hasbro, Inc.	8,244	425,803

Life Sciences Tools & Services 0.0%‡
Agilent Technologies, Inc.	353	17,918

Machinery 1.8%
AGCO Corp.	10,644	621,396
Dover Corp.	9,310	854,565
Oshkosh Corp. (a)	15,647	744,641

		2,220,602

Media 4.8%
Cablevision Systems Corp. Class A	9,347	145,346
Comcast Corp. Class A	33,273	1,583,129

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Media (continued)
DIRECTV (a)	14,014	$875,735
Gannett Co., Inc.	31,030	858,600
Time Warner Cable, Inc.	8,856	1,064,048
Twenty-First Century Fox, Inc. Class A	15,543	529,705
Walt Disney Co. (The)	2,118	145,274
Washington Post Co. (The) Class B	1,283	825,380

		6,027,217

Multiline Retail 0.7%
Target Corp.	14,155	917,102

Office Electronics 0.7%
Xerox Corp.	86,903	863,816

Oil, Gas & Consumable Fuels 8.5%
Anadarko Petroleum Corp.	11,886	1,132,617
Apache Corp.	4,336	385,037
Chesapeake Energy Corp.	16,515	461,759
♦Chevron Corp.	21,427	2,570,383
ConocoPhillips	17,506	1,283,190
♦Exxon Mobil Corp.	42,956	3,849,717
Marathon Petroleum Corp.	13,196	945,625

		10,628,328

Pharmaceuticals 5.8%
AbbVie, Inc.	12,599	610,422
Bristol-Myers Squibb Co.	14,606	767,107
Eli Lilly & Co.	1,982	98,743
Endo Health Solutions, Inc. (a)	17,672	772,797
♦Johnson & Johnson	24,840	2,300,432
Merck & Co., Inc.	7,193	324,332
♦Pfizer, Inc.	77,472	2,376,841

		7,250,674

Professional Services 1.0%
ManpowerGroup, Inc.	5,214	407,213
Towers Watson & Co. Class A	7,428	852,809

		1,260,022

Road & Rail 0.2%
Union Pacific Corp.	1,567	237,244

Semiconductors & Semiconductor Equipment 2.6%
First Solar, Inc. (a)	17,331	871,230
Intel Corp.	72,807	1,778,675
Lam Research Corp. (a)	3,552	192,625
Micron Technology, Inc. (a)	20,168	356,570

		3,199,100

	Shares	Value

Software 4.1%
♦Microsoft Corp.	80,262	$2,837,262
Oracle Corp.	51,585	1,728,097
Symantec Corp.	23,611	536,914

		5,102,273

Specialty Retail 4.5%
Best Buy Co., Inc.	21,413	916,476
GameStop Corp. Class A	15,344	841,158
Gap, Inc. (The)	3,799	140,525
Home Depot, Inc. (The)	20,868	1,625,409
Lowe’s Companies, Inc.	23,964	1,192,928
Staples, Inc.	55,862	900,495

		5,616,991

Textiles, Apparel & Luxury Goods 1.0%
Fossil Group, Inc. (a)	3,186	404,431
Hanesbrands, Inc.	12,452	848,230

		1,252,661

Tobacco 0.9%
Philip Morris International, Inc.	12,885	1,148,311

Trading Companies & Distributors 0.1%
United Rentals, Inc. (a)	873	56,387

Total Common Stocks (Cost $105,011,276)		122,946,587

Exchange Traded Fund 1.6% (b)
S&P 500 Index—SPDR Trust Series 1	11,390	2,001,565

Total Exchange Traded Fund (Cost $1,999,059)		2,001,565

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $43,922 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $50,000 and a Market Value of $47,220)	$43,922	43,922

Total Short-Term Investment (Cost $43,922)		43,922

Total Investments (Cost $107,054,257) (c)	99.9%	124,992,074
Other Assets, Less Liabilities	0.1	132,053
Net Assets	100.0%	$125,124,127

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2013, cost is $107,572,098 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,839,970
Gross unrealized depreciation	(419,994)

Net unrealized appreciation	$17,419,976

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$122,946,587	$—	$—	$122,946,587
Exchange Traded Fund	2,001,565	—	—	2,001,565
Short-Term Investment
Repurchase Agreement	—	43,922	—	43,922

Total Investments in Securities	$124,948,152	$43,922	$—	$124,992,074

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $107,054,257)	$124,992,074
Cash	856
Receivables:
Fund shares sold	181,522
Dividends and interest	124,672
Other assets	22,215

Total assets	125,321,339

Liabilities
Payables:
Manager (See Note 3)	57,379
Fund shares redeemed	51,051
Transfer agent (See Note 3)	32,466
Shareholder communication	21,152
NYLIFE Distributors (See Note 3)	16,145
Professional fees	11,999
Custodian	3,087
Trustees	274
Accrued expenses	3,659

Total liabilities	197,212

Net assets	$125,124,127

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$75,810
Additional paid-in capital	171,953,599

172,029,409
Undistributed net investment income	1,192,740
Accumulated net realized gain (loss) on investments	(66,035,839)
Net unrealized appreciation (depreciation) on investments	17,937,817

Net assets	$125,124,127

Investor Class
Net assets applicable to outstanding shares	$18,436,315

Shares of beneficial interest outstanding	1,111,791

Net asset value per share outstanding	$16.58
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.54

Class A
Net assets applicable to outstanding shares	$19,011,089

Shares of beneficial interest outstanding	1,145,741

Net asset value per share outstanding	$16.59
Maximum sales charge (5.50% of offering price)	0.97

Maximum offering price per share outstanding	$17.56

Class B
Net assets applicable to outstanding shares	$6,759,804

Shares of beneficial interest outstanding	442,802

Net asset value and offering price per share outstanding	$15.27

Class C
Net assets applicable to outstanding shares	$3,441,349

Shares of beneficial interest outstanding	225,490

Net asset value and offering price per share outstanding	$15.26

Class I
Net assets applicable to outstanding shares	$77,475,570

Shares of beneficial interest outstanding	4,655,151

Net asset value and offering price per share outstanding	$16.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$2,544,577
Interest	11

Total income	2,544,588

Expenses
Manager (See Note 3)	652,886
Transfer agent (See Note 3)	182,468
Distribution/Service—Investor Class (See Note 3)	41,166
Distribution/Service—Class A (See Note 3)	37,383
Distribution/Service—Class B (See Note 3)	62,935
Distribution/Service—Class C (See Note 3)	24,129
Registration	80,513
Professional fees	47,756
Shareholder communication	39,558
Custodian	18,374
Trustees	2,417
Miscellaneous	8,730

Total expenses	1,198,315

Net investment income (loss)	1,346,273

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,932,214
Net change in unrealized appreciation (depreciation) on investments	9,631,770

Net realized and unrealized gain (loss) on investments	29,563,984

Net increase (decrease) in net assets resulting from operations	$30,910,257

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,900.

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,346,273	$1,478,930
Net realized gain (loss) on investments	19,932,214	10,898,706
Net change in unrealized appreciation (depreciation) on investments	9,631,770	3,860,672

Net increase (decrease) in net assets resulting from operations	30,910,257	16,238,308

Dividends to shareholders:
From net investment income:
Investor Class	(130,443)	(154,586)
Class A	(166,969)	(173,110)
Class B	(10,313)	(25,337)
Class C	(2,697)	(4,598)
Class I	(1,174,580)	(1,961,353)

Total dividends to shareholders	(1,485,002)	(2,318,984)

Capital share transactions:
Net proceeds from sale of shares	29,255,750	48,665,925
Net asset value of shares issued to shareholders in reinvestment of dividends	1,465,253	1,993,945
Cost of shares redeemed	(45,912,553)	(98,399,615)

Increase (decrease) in net assets derived from capital share transactions	(15,191,550)	(47,739,745)

Net increase (decrease) in net assets	14,233,705	(33,820,421)

Net Assets
Beginning of year	110,890,422	144,710,843

End of year	$125,124,127	$110,890,422

Undistributed net investment income at end of year	$1,192,740	$1,360,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.89	$11.32	$10.77	$9.69	$9.27

Net investment income (loss) (a)	0.10	0.09	0.06	0.03	0.07
Net realized and unrealized gain (loss) on investments	3.70	1.61	0.53	1.13	0.40

Total from investment operations	3.80	1.70	0.59	1.16	0.47

Less dividends:
From net investment income	(0.11)	(0.13)	(0.04)	(0.08)	(0.05)

Net asset value at end of year	$16.58	$12.89	$11.32	$10.77	$9.69

Total investment return (b)	29.75%	15.15%	5.47%	11.99%	5.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.72%	0.56%	0.25%	0.81%
Net expenses	1.46%	1.56%	1.52%	1.61%	1.46%
Expenses (before waiver/reimbursement)	1.46%	1.56%	1.52%	1.61%	1.73%
Portfolio turnover rate	150%	182%	139%	152%	138%
Net assets at end of year (in 000’s)	$18,436	$15,093	$13,917	$13,661	$12,752

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.90	$11.34	$10.79	$9.70	$9.28

Net investment income (loss) (a)	0.16	0.15	0.13	0.09	0.12
Net realized and unrealized gain (loss) on investments	3.71	1.60	0.53	1.13	0.40

Total from investment operations	3.87	1.75	0.66	1.22	0.52

Less dividends:
From net investment income	(0.18)	(0.19)	(0.11)	(0.13)	(0.10)

Net asset value at end of year	$16.59	$12.90	$11.34	$10.79	$9.70

Total investment return (b)	30.35%	15.64%	6.10%	12.64%	5.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.22%	1.12%	0.90%	1.38%
Net expenses	1.05%	1.06%	0.97%	0.96%	0.94%
Expenses (before waiver/reimbursement)	1.05%	1.06%	0.97%	0.96%	0.98%
Portfolio turnover rate	150%	182%	139%	152%	138%
Net assets at end of year (in 000’s)	$19,011	$12,402	$10,662	$12,140	$11,579

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.87	$10.43	$9.96	$8.97	$8.60

Net investment income (loss) (a)	(0.00)‡	(0.00)‡	(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	3.42	1.48	0.49	1.05	0.36

Total from investment operations	3.42	1.48	0.47	1.00	0.37

Less dividends:
From net investment income	(0.02)	(0.04)	(0.00)‡	(0.01)	—

Net asset value at end of year	$15.27	$11.87	$10.43	$9.96	$8.97

Total investment return (b)	28.87%	14.23%	4.75%	11.14%	4.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	(0.02%)	(0.17%)	(0.49%)	0.14%
Net expenses	2.21%	2.31%	2.27%	2.36%	2.20%
Expenses (before waiver/reimbursement)	2.21%	2.31%	2.27%	2.36%	2.49%
Portfolio turnover rate	150%	182%	139%	152%	138%
Net assets at end of year (in 000’s)	$6,760	$5,836	$6,762	$8,466	$10,371

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.87	$10.43	$9.96	$8.97	$8.59

Net investment income (loss) (a)	(0.01)	(0.00)‡	(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	3.42	1.48	0.49	1.05	0.37

Total from investment operations	3.41	1.48	0.47	1.00	0.38

Less dividends:
From net investment income	(0.02)	(0.04)	(0.00)‡	(0.01)	—

Net asset value at end of year	$15.26	$11.87	$10.43	$9.96	$8.97

Total investment return (b)	28.78%	14.23%	4.75%	11.12%	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10%)	(0.02%)	(0.18%)	(0.49%)	0.12%
Net expenses	2.21%	2.31%	2.27%	2.36%	2.21%
Expenses (before waiver/reimbursement)	2.21%	2.31%	2.27%	2.36%	2.49%
Portfolio turnover rate	150%	182%	139%	152%	138%
Net assets at end of year (in 000’s)	$3,441	$1,575	$1,221	$1,352	$1,357

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.94	$11.38	$10.82	$9.72	$9.32

Net investment income (loss) (a)	0.20	0.18	0.16	0.12	0.15
Net realized and unrealized gain (loss) on investments	3.71	1.60	0.53	1.14	0.39

Total from investment operations	3.91	1.78	0.69	1.26	0.54

Less dividends:
From net investment income	(0.21)	(0.22)	(0.13)	(0.16)	(0.14)

Net asset value at end of year	$16.64	$12.94	$11.38	$10.82	$9.72

Total investment return (b)	30.65%	15.89%	6.43%	13.00%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.48%	1.39%	1.16%	1.69%
Net expenses	0.80%	0.81%	0.72%	0.71%	0.65%
Expenses (before waiver/reimbursement)	0.80%	0.81%	0.72%	0.71%	0.73%
Portfolio turnover rate	150%	182%	139%	152%	138%
Net assets at end of year (in 000’s)	$77,476	$75,985	$112,148	$230,246	$260,081

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2013.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has

authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	21

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids / Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the

22	MainStay Common Stock Fund

expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.56% for the year ended

mainstayinvestments.com	23

Notes to Financial Statements (continued)

October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $652,886.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and

Class A shares were $5,158 and $6,442, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $61, $125, $6,302 and $1,117, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$79,389
Class A	10,023
Class B	30,348
Class C	11,617
Class I	51,091

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,192,740	$(65,517,998)	$—	$17,419,976	$(46,905,282)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(28,995)	$28,995	$—

The reclassifications for the Fund are primarily due to partnerships, Real Estate Investment Trusts (REITs), and return of capital distributions received.

24	MainStay Common Stock Fund

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $65,517,998 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$65,518	$—

The Fund utilized $18,824,473 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from: Ordinary Income	$1,485,002	$2,318,984

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to

August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $174,467 and $189,643, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	113,078	$1,670,004
Shares issued to shareholders in reinvestment of dividends and distibutions	9,965	129,649
Shares redeemed	(189,270)	(2,684,115)

Net increase (decrease) in shares outstanding before conversion	(66,227)	(884,462)
Shares converted into Investor Class (See Note 1)	66,768	963,577
Shares converted from Investor Class (See Note 1)	(59,954)	(897,653)

Net increase (decrease)	(59,413)	$(818,538)

Year ended October 31, 2012:
Shares sold	85,370	$1,044,806
Shares issued to shareholders in reinvestment of dividends and distributions	13,604	153,721
Shares redeemed	(180,434)	(2,192,388)

Net increase (decrease) in shares outstanding before conversion	(81,460)	(993,861)
Shares converted into Investor Class (See Note 1)	104,206	1,253,282
Shares converted from Investor Class (See Note 1)	(80,491)	(1,000,500)

Net increase (decrease)	(57,745)	$(741,079)

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	316,113	$4,705,861
Shares issued to shareholders in reinvestment of dividends and distributions	11,848	153,672
Shares redeemed	(205,898)	(3,006,406)

Net increase (decrease) in shares outstanding before conversion	122,063	1,853,127
Shares converted into Class A (See Note 1)	69,340	1,034,189
Shares converted from Class A (See Note 1)	(6,805)	(99,894)

Net increase (decrease)	184,598	$2,787,422

Year ended October 31, 2012:
Shares sold	102,868	$1,265,546
Shares issued to shareholders in reinvestment of dividends and distributions	14,309	161,110
Shares redeemed	(190,780)	(2,337,511)

Net increase (decrease) in shares outstanding before conversion	(73,603)	(910,855)
Shares converted into Class A (See Note 1)	98,947	1,223,586
Shares converted from Class A (See Note 1)	(4,355)	(56,206)

Net increase (decrease)	20,989	$256,525

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	119,711	$1,621,134
Shares issued to shareholders in reinvestment of dividends and distributions	850	10,244
Shares redeemed	(94,423)	(1,290,666)

Net increase (decrease) in shares outstanding before conversion	26,138	340,712
Shares converted from Class B (See Note 1)	(74,978)	(1,000,219)

Net increase (decrease)	(48,840)	$(659,507)

Year ended October 31, 2012:
Shares sold	73,944	$824,547
Shares issued to shareholders in reinvestment of dividends and distributions	2,395	25,079
Shares redeemed	(105,218)	(1,180,427)

Net increase (decrease) in shares outstanding before conversion	(28,879)	(330,801)
Shares converted from Class B (See Note 1)	(127,785)	(1,420,162)

Net increase (decrease)	(156,664)	$(1,750,963)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	124,092	$1,684,178
Shares issued to shareholders in reinvestment of dividends and distributions	192	2,318
Shares redeemed	(31,481)	(413,610)

Net increase (decrease)	92,803	$1,272,886

Year ended October 31, 2012:
Shares sold	29,459	$337,801
Shares issued to shareholders in reinvestment of dividends and distributions	329	3,443
Shares redeemed	(14,200)	(162,581)

Net increase (decrease)	15,588	$178,663

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,363,501	$19,574,573
Shares issued to shareholders in reinvestment of dividends and distributions	90,090	1,169,370
Shares redeemed	(2,669,598)	(38,517,756)

Net increase (decrease)	(1,216,007)	$(17,773,813)

Year ended October 31, 2012:
Shares sold	3,579,954	$45,193,225
Shares issued to shareholders in reinvestment of dividends and distributions	146,459	1,650,592
Shares redeemed	(7,712,875)	(92,526,708)

Net increase (decrease)	(3,986,462)	$(45,682,891)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On October 21, 2013, the District Court granted the plaintiff’s motion to enlarge the time for service of summonses and complaints in the FitzSimons action through and including January 14, 2014.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the state law constructive fraudulent conveyance actions (“SLCFC actions”), including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court issued Master Case Order No. 4 governing the next steps in the FitzSimons action, including the protocol for filing of any motions to dismiss the lawsuit

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Common Stock Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $1,485,002 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Common Stock Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay Common Stock Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	31

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Common Stock Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31925 MS322-13	MSCS11-12/13 NL021

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	24.86 32.13%	15.36 16.68%	8.30 8.91%	1.10 1.10%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	24.83 32.09	15.53 16.84	8.35 8.97	1.04 1.04
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	25.93 30.93	15.58 15.81	8.09 8.09	1.85 1.85
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	30.12 31.12	15.81 15.81	8.09 8.09	1.85 1.85
Class I Shares[5]	No Sales Charge		32.41	17.15	9.38	0.79
Class R1 Shares[5]	No Sales Charge		32.27	17.01	9.23	0.89
Class R2 Shares[5]	No Sales Charge		31.88	16.71	8.96	1.14
Class R3 Shares[6]	No Sales Charge		31.63	16.42	8.68	1.39
Class R6 Shares[7]	No Sales Charge		32.41	17.15	9.38	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares would likely have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[8]	28.30%	17.51%	7.70%
S&P 500® Index[9]	27.18	15.17	7.46
Average Lipper Large-Cap Growth Fund[10]	29.24	15.72	7.06

8.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

10.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,168.20	$5.85	$1,019.80	$5.45

Class A Shares	$1,000.00	$1,167.30	$5.52	$1,020.10	$5.14

Class B Shares	$1,000.00	$1,162.70	$9.92	$1,016.00	$9.25

Class C Shares	$1,000.00	$1,164.20	$9.93	$1,016.00	$9.25

Class I Shares	$1,000.00	$1,168.90	$4.15	$1,021.40	$3.87

Class R1 Shares	$1,000.00	$1,168.60	$4.70	$1,020.90	$4.38

Class R2 Shares	$1,000.00	$1,167.10	$6.06	$1,019.60	$5.65

Class R3 Shares	$1,000.00	$1,165.30	$7.42	$1,018.30	$6.92

Class R6 Shares[2,3]	$1,000.00	$1,143.00	$2.48	$1,016.30	$2.33

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.07% for Investor Class, 1.01% for Class A, 1.82% for Class B and C, 0.76% for Class I, 0.86% for Class R1, 1.11% for Class R2, 1.36% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 184 days for Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 (to reflect the one-half year period) and 136 days for Class R6 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2013. Had these shares been offered for the full six-month period ended October 31, 2013, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.16 for Class R6 and the ending account value would have been $1,022.10 for Class R6.
3.	The inception date for Class R6 shares was June 17, 2013.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Internet Software & Services	9.4%
Biotechnology	9.2
Internet & Catalog Retail	6.9
IT Services	6.4
Media	5.0
Specialty Retail	4.4
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.1
Road & Rail	4.1
Hotels, Restaurants & Leisure	3.8
Capital Markets	3.6
Software	3.4
Aerospace & Defense	3.2
Textiles, Apparel & Luxury Goods	3.2
Computers & Peripherals	3.0
Semiconductors & Semiconductor Equipment	3.0
Industrial Conglomerates	2.7

Food & Staples Retailing	2.4%
Pharmaceuticals	2.1
Health Care Technology	1.7
Communications Equipment	1.5
Energy Equipment & Services	1.5
Multiline Retail	1.5
Real Estate Investment Trusts	1.5
Wireless Telecommunication Services	1.4
Auto Components	1.2
Consumer Finance	1.2
Personal Products	1.1
Trading Companies & Distributors	1.0
Health Care Providers & Services	0.9
Airlines	0.7
Short-Term Investment	0.8
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	Google, Inc. Class A
2.	Union Pacific Corp.
3.	Visa, Inc. Class A
4.	Priceline.com, Inc.
5.	Amazon.com, Inc.
6.	Apple, Inc.
7.	Monsanto Co.
8.	Salesforce.com, Inc.
9.	Danaher Corp.
10.	Celgene Corp.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmark and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 32.13% for Investor Class shares, 32.09% for Class A shares, 30.93% for Class B shares and 31.12% for Class C shares for the 12 months ended October 31, 2013. Over the same period, the Fund returned 32.41% for Class I shares, 32.27% for Class R1 shares, 31.88% for Class R2 shares, 31.63% for Class R3 shares and 32.41% for Class R6 shares. For the 12 months ended October 31, 2013, all share classes outperformed the 28.30% return of the Russell 1000® Growth Index,1 which is the Fund’s broad-based securities-market index, and the 29.24% return of the average Lipper2 large-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was primarily driven by stock selection, which contributed positively in six sectors and detracted in three sectors. (Contributions take weightings and total returns into account.) Sector allocation contributed positively in all but two sectors during the reporting period. Our investment team anticipated a decline in systematic risk and believed this decline would lead equity performance to be driven by factors such as company fundamentals. (Systematic risk includes risk factors—such as European debt-market conditions, emerging-market behavior, and U.S. government and fiscal issues—that systematically affect stocks and cannot be easily avoided through diversification.) The market demonstrated lower correlations and higher price dispersion across stocks during the last third of the reporting period. Stable, high-dividend-yielding companies that were not held in the Fund dominated market performance during the first eight months of the reporting period and reached valuations that we viewed as extreme. For the entire reporting period, however, these stocks were significant underperformers. Instead, companies with strong relative growth outperformed. Our team’s focus on research and fundamental stock picking was rewarded with strong absolute and relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Strong stock selection in the consumer discretionary and information technology sectors contributed positively to the Fund’s performance relative to the Russell 1000® Growth Index.

An underweight position in the consumer staples sector also contributed positively. Stock selection and an overweight position in financials detracted from the Fund’s performance during the reporting period. Stock selection in industrials and an overweight position in energy also detracted.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was online travel company priceline.com. The company reported solid revenue and earnings increases that exceeded Wall Street consensus expectations. The advances were driven by new product rollouts and a continuing market share shift to online bookings. Biotechnology company Celgene, which develops therapies for cancer and other diseases, was also a strong contributor. The company’s performance was led by strong growth of existing drugs—such as Revlimid, which advanced in the United States and is expected to launch in Europe in 2014—and an outstanding pipeline of new drugs, including Apremilast for skin cancer. Global credit and debit card company Visa was another strong contributor. The company enjoyed robust revenue growth as people around the world shifted from using cash and checks to relying on credit and debit cards.

Personal computing company Apple was the most substantial detractor from the Fund’s absolute performance. The company was no longer achieving the high growth it had experienced during the previous decade, and the stock languished during the reporting period, in spite of Apple’s cash balances and modest valuation. The Fund maintained an underweight position in the underperforming stock. Robotic technology maker Intuitive Surgical also detracted, as hospitals faced budget constraints and remained reluctant to commit the meaningful capital needed for new Da Vinci robotic systems, which resulted in lower-than-anticipated sales. We sold the Fund’s position in Intuitive Surgical. Chinese Internet search company Baidu was another weak contributor, prompting us to sell the position at a depressed level. We were concerned about Baidu’s plans to increase expenditures in 2013 and 2014.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a Fund position in airline company Delta Air Lines on the basis of structural improvement in the airline industry’s competitive intensity. The Fund also purchased a position in social network company Facebook because we believe that the

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

company may exceed consensus earnings expectations. In our view, advances may be driven by increased advertising spending on mobile devices and the possibility of enhanced advertising opportunities through the use of video.

We sold the Fund’s position in home improvement retailer Home Depot because the stock had reached our near-term valuation target. We also sold the Fund’s position in France-based therapeutic solution developer Sanofi because of slower growth in emerging markets.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s already overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and financials sectors. We increased the Fund’s weighting in the information technology sector, moving from an underweight position relative to the Russell 1000® Growth Index to an overweight position. We reduced the Fund’s position in the materials sector, moving from a moderately overweight position relative to the Russell 1000® Growth Index to a moderately underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2013, the Fund held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. As of the same date, the Fund maintained its long-standing significantly underweight position relative to the Russell 1000® Growth Index in the consumer staples sector. As of October 31, 2013, the Fund also held an underweight position relative to the Index in the telecommunication services sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 99.2%†
Aerospace & Defense 3.2%
Precision Castparts Corp.	1,397,300	$354,145,685
United Technologies Corp.	2,443,800	259,653,750

		613,799,435

Airlines 0.7%
Delta Air Lines, Inc.	4,995,900	131,791,842

Auto Components 1.2%
BorgWarner, Inc.	2,181,000	224,926,530

Biotechnology 9.2%
Alexion Pharmaceuticals, Inc. (a)	1,595,600	196,179,020
Amgen, Inc.	2,984,300	346,178,800
Biogen Idec, Inc. (a)	1,515,800	370,143,202
♦Celgene Corp. (a)	3,052,700	453,295,423
Gilead Sciences, Inc. (a)	5,600,700	397,593,693

		1,763,390,138

Capital Markets 3.6%
BlackRock, Inc.	1,131,300	340,306,353
Charles Schwab Corp. (The)	2,964,300	67,141,395
Morgan Stanley	10,012,600	287,661,998

		695,109,746

Chemicals 4.1%
Ecolab, Inc.	2,081,100	220,596,600
♦Monsanto Co.	5,426,500	569,131,320

		789,727,920

Communications Equipment 1.5%
F5 Networks, Inc. (a)	1,298,200	105,816,282
QUALCOMM, Inc.	2,685,900	186,589,473

		292,405,755

Computers & Peripherals 3.0%
♦Apple, Inc.	1,114,265	582,036,323

Consumer Finance 1.2%
American Express Co.	2,850,200	233,146,360

Energy Equipment & Services 1.5%
Schlumberger, Ltd.	3,023,300	283,343,676

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	1,515,000	178,770,000
CVS Caremark Corp.	3,349,700	208,552,322
Whole Foods Market, Inc.	1,182,000	74,619,660

		461,941,982

	Shares	Value

Health Care Providers & Services 0.9%
Catamaran Corp. (a)	3,544,400	$166,445,024

Health Care Technology 1.7%
athenahealth, Inc. (a)	792,400	105,793,324
Cerner Corp. (a)	3,848,600	215,637,058

		321,430,382

Hotels, Restaurants & Leisure 3.8%
Chipotle Mexican Grill, Inc. (a)	250,500	132,005,985
Starbucks Corp.	5,021,700	407,008,785
Wynn Resorts, Ltd.	1,119,200	186,067,000

		725,081,770

Industrial Conglomerates 2.7%
♦Danaher Corp.	7,182,700	517,800,843

Internet & Catalog Retail 6.9%
♦Amazon.com, Inc. (a)	1,804,600	656,928,538
♦Priceline.com, Inc. (a)	632,600	666,652,858

		1,323,581,396

Internet Software & Services 9.4%
Baidu, Inc., Sponsored ADR (a)	950,600	152,951,540
eBay, Inc. (a)	6,583,000	346,989,930
Facebook, Inc. Class A (a)	7,318,000	367,802,680
♦Google, Inc. Class A (a)	778,200	801,997,356
LinkedIn Corp. Class A (a)	611,900	136,863,673

		1,806,605,179

IT Services 6.4%
Cognizant Technology Solutions Corp. Class A (a)	2,637,500	229,277,875
MasterCard, Inc. Class A	440,000	315,524,000
♦Visa, Inc. Class A	3,512,900	690,882,043

		1,235,683,918

Media 5.0%
CBS Corp. Class B	4,282,100	253,243,394
Liberty Global PLC Class A (a)	2,541,700	199,193,029
Twenty-First Century Fox, Inc. Class A	8,674,000	295,609,920
Walt Disney Co. (The)	3,136,600	215,139,394

		963,185,737

Multiline Retail 1.5%
Dollar General Corp. (a)	4,871,500	281,475,270

Oil, Gas & Consumable Fuels 4.1%
EOG Resources, Inc.	933,700	166,572,080
Noble Energy, Inc.	3,056,700	229,038,531
Pioneer Natural Resources Co.	1,020,100	208,896,078

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	2,464,600	$186,594,866

		791,101,555

Personal Products 1.1%
Estee Lauder Cos., Inc. (The) Class A	2,863,700	203,208,152

Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	3,333,900	175,096,428
Zoetis, Inc.	7,392,400	234,043,384

		409,139,812

Real Estate Investment Trusts 1.5%
American Tower Corp.	3,624,700	287,619,945

Road & Rail 4.1%
Kansas City Southern	775,200	94,202,304
♦Union Pacific Corp.	4,615,100	698,726,140

		792,928,444

Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	10,362,900	184,977,765
Arm Holdings PLC, Sponsored ADR	4,374,500	206,432,655
NXP Semiconductors N.V. (a)	4,634,500	195,205,140

		586,615,560

Software 3.4%
♦Salesforce.com, Inc. (a)	10,285,700	548,844,952
ServiceNow, Inc. (a)	1,893,100	103,382,191

		652,227,143

Specialty Retail 4.4%
Best Buy Co., Inc.	1,571,800	67,273,040
Lowe’s Companies, Inc.	4,817,700	239,825,106
Ross Stores, Inc.	2,753,700	212,998,695
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,550,600	328,644,810

		848,741,651

Textiles, Apparel & Luxury Goods 3.2%
Lululemon Athletica, Inc. (a)	1,937,900	133,811,995
NIKE, Inc. Class B	3,951,600	299,373,216
Ralph Lauren Corp.	1,047,035	173,430,877

		606,616,088

Trading Companies & Distributors 1.0%
W.W. Grainger, Inc.	721,370	194,026,889

Wireless Telecommunication Services 1.4%
SBA Communications Corp. Class A (a)	3,083,400	269,704,998

Total Common Stocks (Cost $12,896,528,022)		19,054,839,463

	Principal Amount	Value

Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $156,390,965 (Collateralized by Government Agency securities with rates between 1.96% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $172,840,000 and a Market Value of $159,522,463)	$156,390,965	$156,390,965

Total Short-Term Investment (Cost $156,390,965)		156,390,965

Total Investments (Cost $13,052,918,987) (b)	100.0%	19,211,230,428
Other Assets, Less Liabilities	0.0 ‡	2,426,124
Net Assets	100.0%	$19,213,656,552

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of October 31, 2013, cost is $13,071,023,262 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$6,182,138,975
Gross unrealized depreciation	(41,931,809)

Net unrealized appreciation	$6,140,207,166

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$19,054,839,463	$—	$—	$19,054,839,463
Short-Term Investment
Repurchase Agreement	—	156,390,965	—	156,390,965

Total Investments in Securities	$19,054,839,463	$156,390,965	$—	$19,211,230,428

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $13,052,918,987)	$19,211,230,428
Receivables:
Investment securities sold	330,409,974
Fund shares sold	31,770,628
Dividends and interest	4,275,310
Other assets	94,498

Total assets	19,577,780,838

Liabilities
Payables:
Investment securities purchased	249,385,780
Fund shares redeemed	98,698,641
Manager (See Note 3)	9,988,019
Transfer agent (See Note 3)	4,237,236
NYLIFE Distributors (See Note 3)	1,074,026
Shareholder communication	472,691
Professional fees	74,777
Custodian	69,816
Trustees	41,307
Accrued expenses	81,993

Total liabilities	364,124,286

Net assets	$19,213,656,552

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$18,814,563
Additional paid-in capital	12,123,456,447

12,142,271,010
Accumulated net realized gain (loss) on investments	913,074,101
Net unrealized appreciation (depreciation) on investments	6,158,311,441

Net assets	$19,213,656,552

Investor Class
Net assets applicable to outstanding shares	$211,110,766

Shares of beneficial interest outstanding	21,268,384

Net asset value per share outstanding	$9.93
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.51

Class A
Net assets applicable to outstanding shares	$1,615,767,827

Shares of beneficial interest outstanding	161,916,314

Net asset value per share outstanding	$9.98
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.56

Class B
Net assets applicable to outstanding shares	$59,671,432

Shares of beneficial interest outstanding	6,420,484

Net asset value and offering price per share outstanding	$9.29

Class C
Net assets applicable to outstanding shares	$403,968,129

Shares of beneficial interest outstanding	43,506,962

Net asset value and offering price per share outstanding	$9.29

Class I
Net assets applicable to outstanding shares	$13,254,459,410

Shares of beneficial interest outstanding	1,285,774,342

Net asset value and offering price per share outstanding	$10.31

Class R1
Net assets applicable to outstanding shares	$2,287,241,660

Shares of beneficial interest outstanding	224,363,084

Net asset value and offering price per share outstanding	$10.19

Class R2
Net assets applicable to outstanding shares	$1,014,654,647

Shares of beneficial interest outstanding	101,529,015

Net asset value and offering price per share outstanding	$9.99

Class R3
Net assets applicable to outstanding shares	$219,158,101

Shares of beneficial interest outstanding	22,360,276

Net asset value and offering price per share outstanding	$9.80

Class R6
Net assets applicable to outstanding shares	$147,624,580

Shares of beneficial interest outstanding	14,317,437

Net asset value and offering price per share outstanding	$10.31

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$204,513,161
Interest	18,465

Total income	204,531,626

Expenses
Manager (See Note 3)	107,601,634
Transfer agent (See Note 3)	25,613,215
Distribution/Service—Investor Class (See Note 3)	520,376
Distribution/Service—Class A (See Note 3)	3,888,940
Distribution/Service—Class B (See Note 3)	580,149
Distribution/Service—Class C (See Note 3)	3,794,492
Distribution/Service—Class R2 (See Note 3)	2,307,228
Distribution/Service—Class R3 (See Note 3)	1,056,705
Shareholder service (See Note 3)	3,237,108
Shareholder communication	1,230,224
Professional fees	659,437
Registration	572,205
Trustees	361,256
Custodian	164,424
Miscellaneous	474,496

Total expenses before waiver/reimbursement	152,061,889
Expense waiver/reimbursement from Manager (See Note 3)	(110,035)

Net expenses	151,951,854

Net investment income (loss)	52,579,772

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	1,477,017,481
Net change in unrealized appreciation (depreciation) on investments	3,488,600,418

Net realized and unrealized gain (loss) on investments	4,965,617,899

Net increase (decrease) in net assets resulting from operations	$5,018,197,671

(a)	Dividends recorded net of foreign withholding taxes in the amount of $888,382.

(b)	Includes realized gain of $14,432,792 due to an in-kind redemption during the year ended October 31, 2013. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$52,579,772	$(11,181,745)
Net realized gain (loss) on investments (a)	1,477,017,481	(512,103,447)
Net change in unrealized appreciation (depreciation) on investments	3,488,600,418	1,549,658,941

Net increase (decrease) in net assets resulting from operations	5,018,197,671	1,026,373,749

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(123,455)	—
Class A	(977,498)	—
Class B	(36,860)	—
Class C	(240,447)	—
Class I	(34,238,118)	—
Class R1	(4,030,892)	—
Class R2	(515,922)	—
Class R3	(125,932)	—

	(40,289,124)	—

From net realized gain on investments:
Investor Class	—	(3,134,315)
Class A	—	(42,302,237)
Class B	—	(1,683,517)
Class C	—	(9,016,819)
Class I	—	(193,020,340)
Class R1	—	(29,736,149)
Class R2	—	(16,672,198)
Class R3	—	(3,756,927)

Total dividends and distributions to shareholders	(40,289,124)	(299,322,502)

Capital share transactions:
Net proceeds from sale of shares	3,626,295,650	7,252,755,190
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,730,710	218,164,571
Cost of shares redeemed (b)	(5,890,648,167)	(4,644,732,279)

Increase (decrease) in net assets derived from capital share transactions	(2,233,621,807)	2,826,187,482

Net increase (decrease) in net assets	2,744,286,740	3,553,238,729

	2013	2012
Net Assets
Beginning of year	$16,469,369,812	$12,916,131,083

End of year	$19,213,656,552	$16,469,369,812

Undistributed (distributions in excess of) net investment income at end of year	$—	$(11,181,745)

(a)	Includes realized gain of $14,432,792 due to an in-kind redemption during the year ended October 31, 2013. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $119,677,233 during the year ended October 31, 2013. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.52	$7.21	$6.55	$5.53	$4.70

Net investment income (loss) (a)	0.01	(0.02)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.40	0.49	0.69	1.06	0.86

Total from investment operations	2.41	0.47	0.66	1.02	0.83

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	—	(0.16)	—	—	—

Total dividends and distributions	(0.00)‡	(0.16)	—	—	—

Net asset value at end of year	$9.93	$7.52	$7.21	$6.55	$5.53

Total investment return (b)	32.13%	6.68%	10.08%	18.44%	17.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.28%)	(0.43%)	(0.64%)	(0.62%)
Net expenses	1.08%	1.10%	1.15%	1.27%	1.45%
Expenses (before waiver/reimbursement)	1.08%	1.10%	1.15%	1.28%	1.45%
Portfolio turnover rate	74%	60%	52%	91%	62%
Net assets at end of year (in 000’s)	$211,111	$199,156	$130,140	$93,733	$59,499

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.55	$7.24	$6.58	$5.54	$4.70

Net investment income (loss) (a)	0.01	(0.02)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	2.42	0.49	0.68	1.07	0.86

Total from investment operations	2.43	0.47	0.66	1.04	0.84

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	—	(0.16)	—	—	—

Total dividends and distributions	(0.00)‡	(0.16)	—	—	—

Net asset value at end of year	$9.98	$7.55	$7.24	$6.58	$5.54

Total investment return (b)	32.09%	6.79%	10.03%	18.77%	17.87	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	(0.20%)	(0.35%)	(0.52%)	(0.43%)
Net expenses	1.02%	1.04%	1.06%	1.17%	1.21%
Expenses (before waiver/reimbursement)	1.02%	1.04%	1.07%	1.18%	1.24%
Portfolio turnover rate	74%	60%	52%	91%	62%
Net assets at end of year (in 000’s)	$1,615,768	$1,611,374	$1,887,326	$1,131,968	$1,662,622

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011		2010		2009
Net asset value at beginning of year	$7.09	$6.86	$6.28		$5.34		$4.57

Net investment income (loss) (a)	(0.05)	(0.07)	(0.08)		(0.08)		(0.06)
Net realized and unrealized gain (loss) on investments	2.25	0.46	0.66		1.02		0.83

Total from investment operations	2.20	0.39	0.58		0.94		0.77

Less dividends and distributions:
From net investment income	(0.00)‡	—	—		—		—
From net realized gain on investments	—	(0.16)	—		—		—

Total dividends and distributions	(0.00)‡	(0.16)	—		—		—

Net asset value at end of year	$9.29	$7.09	$6.86		$6.28		$5.34

Total investment return (b)	30.93%	5.98%	9.24	% (c)	17.60	% (c)	16.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.65%)	(1.01%)	(1.18%)		(1.38%)		(1.35%)
Net expenses	1.83%	1.84%	1.90%		2.02%		2.20%
Expenses (before waiver/reimbursement)	1.83%	1.85%	1.90%		2.03%		2.21%
Portfolio turnover rate	74%	60%	52%		91%		62%
Net assets at end of year (in 000’s)	$59,671	$58,392	$72,591		$82,590		$63,327

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class C	2013	2012	2011	2010		2009
Net asset value at beginning of year	$7.09	$6.85	$6.28	$5.33		$4.57

Net investment income (loss) (a)	(0.05)	(0.07)	(0.08)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	2.25	0.47	0.65	1.03		0.83

Total from investment operations	2.20	0.40	0.57	0.95		0.76

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—		—
From net realized gain on investments	—	(0.16)	—	—		—

Total dividends and distributions	(0.00)‡	(0.16)	—	—		—

Net asset value at end of year	$9.29	$7.09	$6.85	$6.28		$5.33

Total investment return (b)	31.12%	5.99%	9.08%	17.82	% (c)	16.63	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(1.02%)	(1.18%)	(1.39%)		(1.38%)
Net expenses	1.83%	1.85%	1.89%	2.02%		2.19%
Expenses (before waiver/reimbursement)	1.83%	1.85%	1.90%	2.03%		2.20%
Portfolio turnover rate	74%	60%	52%	91%		62%
Net assets at end of year (in 000’s)	$403,968	$375,521	$380,186	$262,799		$174,955

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011		2010		2009
Net asset value at beginning of year	$7.80	$7.45	$6.75		$5.67		$4.79

Net investment income (loss) (a)	0.03	0.00 ‡	(0.01)		(0.01)		0.00	‡
Net realized and unrealized gain (loss) on investments	2.50	0.51	0.71		1.09		0.88

Total from investment operations	2.53	0.51	0.70		1.08		0.88

Less dividends and distributions:
From net investment income	(0.02)	—	—		—		—
From net realized gain on investments	—	(0.16)	—		—		—

Total dividends and distributions	(0.02)	(0.16)	—		—		—

Net asset value at end of year	$10.31	$7.80	$7.45		$6.75		$5.67

Total investment return (b)	32.41%	7.15%	10.37	% (c)	19.05	% (c)	18.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.03%	(0.09%)		(0.23%)		0.00	%(d)
Net expenses	0.77%	0.79%	0.81%		0.85%		0.82%
Expenses (before waiver/reimbursement)	0.77%	0.79%	0.82%		0.94%		0.99%
Portfolio turnover rate	74%	60%	52%		91%		62%
Net assets at end of year (in 000’s)	$13,254,459	$11,215,464	$8,465,658		$3,497,859		$1,341,715

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.

	Year ended October 31,
Class R1	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.72	$7.38	$6.70	$5.63	$4.76

Net investment income (loss) (a)	0.02	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	2.47	0.51	0.70	1.09	0.88

Total from investment operations	2.49	0.50	0.68	1.07	0.87

Less dividends and distributions:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments	—	(0.16)	—	—	—

Total dividends and distributions	(0.02)	(0.16)	—	—	—

Net asset value at end of year	$10.19	$7.72	$7.38	$6.70	$5.63

Total investment return (b)	32.27%	6.94%	10.15%	19.01%	18.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28%	(0.08%)	(0.21%)	(0.35%)	(0.19%)
Net expenses	0.87%	0.89%	0.91%	0.97%	0.98%
Expenses (before reimbursement/waiver)	0.87%	0.89%	0.92%	1.04%	1.09%
Portfolio turnover rate	74%	60%	52%	91%	62%
Net assets at end of year (in 000’s)	$2,287,242	$1,950,015	$1,140,164	$418,253	$161,642

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.57	$7.26	$6.61	$5.57	$4.72

Net investment income (loss) (a)	0.00 ‡	(0.02)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.42	0.49	0.68	1.08	0.87

Total from investment operations	2.42	0.47	0.65	1.04	0.85

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	—	(0.16)	—	—	—

Total dividends and distributions	(0.00)‡	(0.16)	—	—	—

Net asset value at end of year	$9.99	$7.57	$7.26	$6.61	$5.57

Total investment return (b)	31.88%	6.77%	9.83%	18.67%	18.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	(0.32%)	(0.46%)	(0.66%)	(0.45%)
Net expenses	1.12%	1.14%	1.16%	1.28%	1.24%
Expenses (before waiver/reimbursement)	1.12%	1.14%	1.17%	1.29%	1.35%
Portfolio turnover rate	74%	60%	52%	91%	62%
Net assets at end of year (in 000’s)	$1,014,655	$854,119	$701,183	$217,002	$113,942

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$7.45	$7.16	$6.53	$5.52	$4.69

Net investment income (loss) (a)	(0.02)	(0.04)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.37	0.49	0.68	1.07	0.86

Total from investment operations	2.35	0.45	0.63	1.01	0.83

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	—	(0.16)	—	—	—

Total dividends and distributions	(0.00)‡	(0.16)	—	—	—

Net asset value at end of year	$9.80	$7.45	$7.16	$6.53	$5.52

Total investment return (b)	31.63%	6.44%	9.65%	18.30%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	(0.57%)	(0.70%)	(0.92%)	(0.70%)
Net expenses	1.37%	1.39%	1.41%	1.53%	1.49%
Expenses (before waiver/reimbursement)	1.37%	1.39%	1.42%	1.54%	1.59%
Portfolio turnover rate	74%	60%	52%	91%	62%
Net assets at end of year (in 000’s)	$219,158	$205,329	$138,883	$49,395	$13,436

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	June 17, 2013** through October 31,
Class R6	2013
Net asset value at beginning of period	$9.02

Net investment income (loss) (a)	0.00	‡
Net realized and unrealized gain (loss) on investments	1.29

Total from investment operations	1.29

Net asset value at end of period	$10.31

Total investment return (b)	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††
Net expenses	0.62	%††
Portfolio turnover rate	74%
Net assets at end of period (in 000’s)	$147,625

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

As of January 13, 2012, the Fund was closed to new investors with certain exceptions. See Note 10 for more information.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

22	MainStay Large Cap Growth Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro

mainstayinvestments.com	23

Notes to Financial Statements (continued)

rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund's cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the Fund's average daily net assets. This agreement will remain in effect

24	MainStay Large Cap Growth Fund

until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual percentage of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. New York Life Investments had contractually agreed to waive a portion of its management fee, so that the management fee would not exceed 0.75% up to $500 million. All other management fee breakpoints remained the same. Without that fee waiver, the actual fee would have been 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; 0.575% from $7 billion to $9 billion; and 0.565% in excess of $9 billion.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2013, inclusive of a fee for fund accounting services that was less than 0.01% of the Fund's average daily net assets. The fund accounting fee was discontinued February 28, 2013.

Prior to February 28, 2013, New York Life Investments had voluntarily agreed to waive a portion of its management fee so that it would not exceed the following percentages of the Fund's average daily net assets: 0.72% up to $500 million; 0.70% from $500 million to $2 billion. All other management fee breakpoints were the same. This voluntary waiver was discontinued February 28, 2013.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $107,601,634 and waived its fees and/or reimbursed expenses in the amount of $110,035.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$2,102,848
Class R2	922,916
Class R3	211,344

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $19,288 and $17,283, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $135, $8,112, $67,661 and $20,344, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf

mainstayinvestments.com	25

Notes to Financial Statements (continued)

of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$426,090
Class A	2,216,596
Class B	118,768
Class C	776,249
Class I	17,475,828
Class R1	2,988,120
Class R2	1,310,751
Class R3	300,813

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$4,308	0.0	%‡
Class I	8,016	0.0	‡
Class R6	28,575	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$933,873,503	$(2,695,127)	$6,140,207,166	$7,071,385,542

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,108,903)	$(13,251,603)	$14,360,506

The reclassifications for the Fund are primarily due to return of capital distributions received, redemptions in-kind and distribution re-designations.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,695,127 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$2,695	$—
Total	$2,695	$—

The Fund utilized $514,427,448 of capital loss carryforwards during the year ended October 31, 2013.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$39,790,967	$—
Long-Term Capital Gain	498,157	299,322,502
Total	$40,289,124	$299,322,502

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit

26	MainStay Large Cap Growth Fund

Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $12,904,520 and $14,753,528, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2013:
Shares sold	3,142,512	$26,326,926
Shares issued to shareholders in reinvestment of dividends and distributions	16,252	122,864
Shares redeemed	(8,353,409)	(70,578,834)

Net increase (decrease) in shares outstanding before conversion	(5,194,645)	(44,129,044)
Shares converted into Investor Class (See Note 1)	842,562	7,153,984
Shares converted from Investor Class (See Note 1)	(864,152)	(7,830,927)

Net increase (decrease)	(5,216,235)	$(44,805,987)

Year ended October 31, 2012:
Shares sold	12,391,068	$90,243,593
Shares issued to shareholders in reinvestment of dividends and distributions	446,324	3,124,635
Shares redeemed	(4,719,951)	(35,519,415)

Net increase (decrease) in shares outstanding before conversion	8,117,441	57,848,813
Shares converted into Investor Class (See Note 1)	1,269,652	9,384,061
Shares converted from Investor Class (See Note 1)	(958,935)	(7,360,703)

Net increase (decrease)	8,428,158	$59,872,171

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	27,157,127	$229,281,701
Shares issued to shareholders in reinvestment of dividends and distributions	111,483	847,266
Shares redeemed (a)	(79,605,137)	(669,478,037)

Net increase (decrease) in shares outstanding before conversion	(52,336,527)	(439,349,070)
Shares converted into Class A (See Note 1)	1,048,418	9,432,282
Shares converted from Class A (See Note 1)	(82,213)	(735,432)

Net increase (decrease)	(51,370,322)	$(430,652,220)

Year ended October 31, 2012:
Shares sold	67,808,598	$498,104,060
Shares issued to shareholders in reinvestment of dividends and distributions	5,344,897	37,575,729
Shares redeemed	(121,882,365)	(888,467,676)

Net increase (decrease) in shares outstanding before conversion	(48,728,870)	(352,787,887)
Shares converted into Class A (See Note 1)	1,370,838	10,461,371
Shares converted from Class A (See Note 1)	(62,777)	(500,454)

Net increase (decrease)	(47,420,809)	$(342,826,970)

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	423,755	$3,362,108
Shares issued to shareholders in reinvestment of dividends and distributions	4,464	31,781
Shares redeemed	(1,229,027)	(9,768,345)

Net increase (decrease) in shares outstanding before conversion	(800,808)	(6,374,456)
Shares converted from Class B (See Note 1)	(1,010,043)	(8,019,907)

Net increase (decrease)	(1,810,851)	$(14,394,363)

Year ended October 31, 2012:
Shares sold	713,830	$4,976,197
Shares issued to shareholders in reinvestment of dividends and distributions	219,228	1,457,422
Shares redeemed	(1,567,164)	(11,124,541)

Net increase (decrease) in shares outstanding before conversion	(634,106)	(4,690,922)
Shares converted from Class B (See Note 1)	(1,715,464)	(11,984,275)

Net increase (decrease)	(2,349,570)	$(16,675,197)

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	1,483,845	$11,782,137
Shares issued to shareholders in reinvestment of dividends and distributions	13,230	94,197
Shares redeemed	(10,974,217)	(86,409,238)

Net increase (decrease)	(9,477,142)	$(74,532,904)

Year ended October 31, 2012:
Shares sold	7,495,431	$50,953,860
Shares issued to shareholders in reinvestment of dividends and distributions	464,352	3,082,334
Shares redeemed	(10,440,443)	(73,636,254)

Net increase (decrease)	(2,480,660)	$(19,600,060)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	313,490,989	$2,748,057,160
Shares issued to shareholders in reinvestment of dividends and distributions	3,176,714	25,128,072
Shares redeemed	(468,071,347)	(4,177,971,444)

Net increase (decrease)	(151,403,644)	$(1,404,786,212)

Year ended October 31, 2012:
Shares sold	654,647,732	$4,998,865,969
Shares issued to shareholders in reinvestment of dividends and distributions	17,729,231	128,359,572
Shares redeemed	(370,957,702)	(2,894,036,604)

Net increase (decrease)	301,419,261	$2,233,188,937

Class R1	Shares	Amount
Year ended October 31, 2013:
Shares sold	31,465,717	$271,012,078
Shares issued to shareholders in reinvestment of dividends and distributions	515,173	4,028,844
Shares redeemed	(60,288,692)	(527,239,581)

Net increase (decrease)	(28,307,802)	$(252,198,659)

Year ended October 31, 2012:
Shares sold	137,395,385	$1,040,318,139
Shares issued to shareholders in reinvestment of dividends and distributions	4,141,499	29,694,545
Shares redeemed	(43,352,568)	(331,070,740)

Net increase (decrease)	98,184,316	$738,941,944

Class R2	Shares	Amount
Year ended October 31, 2013:
Shares sold	19,388,922	$165,797,767
Shares issued to shareholders in reinvestment of dividends and distributions	48,548	369,449
Shares redeemed	(30,681,175)	(264,189,502)

Net increase (decrease)	(11,243,705)	$(98,022,286)

Year ended October 31, 2012:
Shares sold	61,660,981	$458,857,617
Shares issued to shareholders in reinvestment of dividends and distributions	1,649,907	11,631,846
Shares redeemed	(47,072,369)	(355,480,673)

Net increase (decrease)	16,238,519	$115,008,790

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	4,088,588	$34,338,709
Shares issued to shareholders in reinvestment of dividends and distributions	14,470	108,237
Shares redeemed	(9,316,136)	(78,169,459)

Net increase (decrease)	(5,213,078)	$(43,722,513)

Year ended October 31, 2012:
Shares sold	15,178,283	$110,435,755
Shares issued to shareholders in reinvestment of dividends and distributions	465,969	3,238,488
Shares redeemed	(7,463,724)	(55,396,376)

Net increase (decrease)	8,180,528	$58,277,867

Class R6 (b)	Shares	Amount
Period ended October 31, 2013:
Shares sold	15,024,124	$136,337,064
Shares redeemed	(706,687)	(6,843,727)

Net increase (decrease)	14,317,437	$129,493,337

(a)	Includes the redemption of 13,731,382 shares through an in-kind transfer of securities in the amount of $119,677,233. (See Note 9)

(b)	Class R6 shares were first offered on June 17, 2013.

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2013, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
4/23/13	13,731,382	$119,677,233	$14,432,792

28	MainStay Large Cap Growth Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure other than the following:

Pursuant to supplements dated December 17, 2013 and December 18, 2013, effective January 15, 2014, the Fund will be available for purchase by new investors subject to applicable investment minimums and eligibility requirements.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

30	MainStay Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $498,157 as long term capital distribution. For the fiscal year ended October 31, 2013, the Fund designated approximately $39,790,967 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Large Cap Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

34	MainStay Large Cap Growth Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-31970 MS322-13	MSLG11-12/13 NL031

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2013

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Message from the President

With a few notable exceptions, major stock markets around the world tended to advance strongly during the 12 months ended October 31, 2013. According to Russell data, many U.S. stock indexes rose more than 25%, and some exceeded 30%. In the United States, growth stocks tended to outperform value stocks, but the differences were slight among large-capitalization issues.

European stocks were generally strong, with some regional variations. The market seemed convinced that the European Union would remain intact and that economic recovery would be possible, even in troubled peripheral nations. Japanese stocks advanced as the yen weakened and monetary and fiscal stimulus plans went into effect. Slowing growth prospects for China, however, led to weaker stock-market performance for that nation and its major suppliers, including Peru, Chile and Indonesia.

In the United States, stocks were buoyed by steady progress in corporate earnings and general improvements in profits. Stock prices occasionally faltered as politicians debated the so-called fiscal cliff, imposed a government shutdown and wrangled over debt limits. But stocks quickly recovered when agreements were reached and the government shutdown ended.

The Federal Reserve maintained the federal funds target rate in a range near zero, which drew money into stocks. When the Federal Reserve suggested that it might begin to gradually taper its security purchases, however, U.S. Treasury yields rose sharply. Stocks that tend to serve as a proxy for yield, including real estate investment trusts (REITs) and utilities, sold off. In September, the Federal Reserve noted that economic conditions did not yet warrant the anticipated tapering, and the announcement helped calm investor concerns.

Rising interest rates left many bond investors in negative territory for the 12 months ended October 31, 2013. (Bond prices tend to fall as interest rates rise and tend to rise as interest rates fall.) As an asset class, U.S. Treasury securities generally provided negative total returns, as did many high-grade bonds. Searching for additional yield, many fixed-income investors took on the higher risk of high-yield bonds, which advanced during the reporting period. Others moved into convertible bonds, which generally benefited from the rising stock market.

Through all of these market changes, the portfolio managers of MainStay Funds focused on the investment objectives of their respective Funds and on the available investment strategies. Our portfolio managers used disciplined investment techniques, seeking to achieve long-term results consistent with their mandate.

Whether the markets go up or down, we believe that shareholders do well to maintain a long-term, wide-range perspective. With appropriate diversification, negative results in one asset class may be balanced by positive results in others. While some investors find volatility troublesome, experienced investors know that without it, market opportunities would be limited.

The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2013. While past performance is no guarantee of future results, we encourage you to get invested, stay invested and add to your investments whenever you can.

We thank you for choosing MainStay Funds, and we look forward to strengthening our relationship over time.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for Year Ended October 31, 2013

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	21.20 28.26%	13.16 14.45%	7.57 8.18%	1.34 1.34%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	21.41 28.47	13.41 14.70	7.68 8.30	1.14 1.14
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	22.30 27.30	13.36 13.60	7.37 7.37	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	26.26 27.26	13.59 13.59	7.37 7.37	2.09 2.09
Class I Shares	No Sales Charge		28.79	14.97	8.62	0.89
Class R1 Shares[4]	No Sales Charge		28.63	14.83	8.49	0.99
Class R2 Shares[4]	No Sales Charge		28.36	14.57	8.24	1.24
Class R3 Shares[5]	No Sales Charge		28.03	14.27	7.93	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[6]	28.99%	15.94%	7.92%
S&P 500® Index[7]	27.18	15.17	7.46
Average Lipper Large-Cap Core Fund[8]	26.63	14.22	7.02

6.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2013, to October 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to October 31, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13	Ending Account Value (Based on Actual Returns and Expenses) 10/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,107.30	$6.85	$1,018.70	$6.56

Class A Shares	$1,000.00	$1,108.30	$5.90	$1,019.60	$5.65

Class B Shares	$1,000.00	$1,103.20	$10.81	$1,014.90	$10.36

Class C Shares	$1,000.00	$1,102.90	$10.81	$1,014.90	$10.36

Class I Shares	$1,000.00	$1,109.50	$4.57	$1,020.90	$4.38

Class R1 Shares	$1,000.00	$1,109.20	$5.10	$1,020.40	$4.89

Class R2 Shares	$1,000.00	$1,107.80	$6.43	$1,019.10	$6.16

Class R3 Shares	$1,000.00	$1,106.10	$7.75	$1,017.80	$7.43

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.29% for Investor Class, 1.11% for Class A, 2.04% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	10.8%
Media	7.7
Pharmaceuticals	5.2
Aerospace & Defense	4.9
Diversified Financial Services	4.5
Chemicals	4.2
Commercial Banks	4.0
Health Care Equipment & Supplies	3.9
Industrial Conglomerates	3.8
Insurance	3.4
Consumer Finance	3.3
Food & Staples Retailing	2.8
Internet Software & Services	2.8
Software	2.3
Hotels, Restaurants & Leisure	2.2
Capital Markets	2.1
Wireless Telecommunication Services	2.1
Computers & Peripherals	2.0
Auto Components	1.7
Energy Equipment & Services	1.7
Semiconductors & Semiconductor Equipment	1.7
Beverages	1.6
Electric Utilities	1.6
Health Care Providers & Services	1.6
Automobiles	1.4
Diversified Telecommunication Services	1.4

IT Services	1.2%
Real Estate Investment Trusts	1.2
Specialty Retail	1.2
Communications Equipment	0.9
Electrical Equipment	0.9
Road & Rail	0.9
Commercial Services & Supplies	0.8
Electronic Equipment & Instruments	0.8
Internet & Catalog Retail	0.8
Biotechnology	0.7
Household Products	0.5
Real Estate Management & Development	0.5
Diversified Consumer Services	0.4
Machinery	0.4
Construction & Engineering	0.3
Food Products	0.3
Gas Utilities	0.3
Trading Companies & Distributors	0.3
Metals & Mining	0.2
Multiline Retail	0.2
Containers & Packaging	0.1
Multi-Utilities	0.1
Tobacco	0.1
Short-Term Investment	1.4
Other Assets, Less Liabilities	0.8

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2013 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Boeing Co. (The)

3.	Pfizer, Inc.

4.	Liberty Media Corp. Class A

5.	Monsanto Co.
6.	Vodafone Group PLC, Sponsored ADR

7.	Time Warner, Inc.

8.	Exxon Mobil Corp.

9.	CVS Caremark Corp.

10.	McDonald’s Corp.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (Markston International) and by portfolio managers Thomas R. Wenzel, CFA, Jerrold K. Senser, CFA, and Thomas M. Cole, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2013?

Excluding all sales charges, MainStay MAP Fund returned 28.26% for Investor Class shares, 28.47% for Class A shares, 27.30% for Class B shares and 27.26% for Class C shares for the 12 months ended October 31, 2013. Over the same period, Class I shares returned 28.79%, Class R1 shares returned 28.63%, Class R2 shares returned 28.36% and Class R3 shares returned 28.03%. For the 12 months ended October 31, 2013, all share classes underperformed the 28.99% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 27.18% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark, and the 26.63% return of the average Lipper2 large-cap core fund. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s performance during the reporting period?

Markston International

The performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from our decision to be almost fully invested as we entered 2013. After that, positive relative performance was driven by specific stock selections in subindustries that led to overweight positions relative to the Russell 3000® Index in the energy, financials and consumer discretionary sectors.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Positive stock selection in the consumer discretionary and information technology sectors added to relative performance. Stock selection in the materials and energy sectors, however, detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an overweight position relative to the S&P 500® Index in the health care sector, but an underweight position relative to the Index in energy detracted from relative performance.

In our portion of the Fund that invests in global equities, consumer discretionary, financials and industrials were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were utilities, materials and energy.

Which sectors made the strongest contributions to the Fund’s performance and which sectors were particularly weak?

Markston International

In our portion of the Fund, energy, financials and consumer discretionary made the strongest sector contributions to performance relative to the Russell 3000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection and overweight positions in these sectors contributed positively to relative performance.

The weakest sector contributions to the Fund’s relative performance came from health care, information technology and consumer staples. Underweight positions in each of these sectors detracted from performance relative to the Russell 3000® Index.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that contributed most positively to performance relative to the S&P 500® Index were consumer discretionary, information technology and telecommunication services. Favorable stock selection was the primary driver in each of these sectors. The sectors that detracted the most from performance relative to the S&P 500® Index were materials, energy and financials. Stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the top-contributing sectors on an absolute basis were consumer discretionary, financials and health care. The weakest sector contributions on an absolute basis came from utilities, materials and consumer staples.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

The strongest contributions to absolute performance in our portion of the Fund came from media conglomerate Liberty Media, aerospace & defense contractor Boeing and consumer finance company American Express. Liberty Media, run by John Malone, owns a majority of Sirius XM Holdings, which continues to grow its subscriber base. In addition, Liberty Media made a profitable investment in Charter Communications and publicly announced that the company could be used as a vehicle to help consolidate the U.S. cable industry. Boeing’s stock performed well because of continued strong demand for the 787 family of planes. In addition, the company raised its dividend, revised its stock buy-back program and increased its 2013 earnings-per-share guidance. During the reporting period, earnings-per-share

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

at American Express benefited from expense containment, strong global network growth, an increased dividend and an enlarged share-repurchase program. As a result of the company’s strong stock performance, we trimmed the Fund’s position in American Express to take some profits.

Stocks that detracted from absolute performance in our portion of the Fund, included computers & peripherals company Apple, apparel retailer J.C. Penney and information technology services company International Business Machines (IBM). Shares of Apple were weak on concerns that the company’s margins and market share would continue to erode because of competition from lower-cost Android phones. We used the weakness in the stock to add to our position in Apple. J.C. Penney’s stock fell below our purchase price on concerns that the company would take longer than expected to return to profitability. As a result, we trimmed our position in the stock. IBM’s shares underperformed the Russell 3000® Index because of tepid sales growth and concerns about earnings quality. We added to our position in the stock because we believed that the shares remained undervalued. We also believed that management’s strategy of exiting slow-growth businesses where IBM does not have a leading share and reinvesting into higher-growth sectors could enhance the company’s profitability, even if the progress takes longer than expected.

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were media companies Time Warner and Viacom and auto parts manufacturer Johnson Controls. Time Warner outperformed the S&P 500® Index, as the company continued its strong operational performance and provided expectations of growth in affiliate-fee revenue. Viacom benefited from improved network ratings as advertising revenue beat expectations. Johnson Controls provided strong results as its profit margins improved because of the company’s restructuring initiatives. All three positions remained in the Fund at the end of the reporting period.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance were media companies Time Warner and Viacom and U.K. retail and commercial bank Lloyds Banking Group. Lloyds Banking Group benefited from improved net interest margins and strong cost control. All three positions remained in the Fund at the end of the reporting period.

In both our U.S. and global equity portions of the Fund, the largest individual detractors from absolute performance were gold miner Barrick Gold, integrated electric utility Exelon and natural gas producer Encana. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Since there was a risk that these issues would continue rather than be resolved, we sold our positions in the stock in both our U.S. and global equity portions of the Fund. Exelon underperformed the S&P 500® Index when the results of an electricity price auction suggested that electricity prices might decline. Encana lagged as continued low natural gas prices and increased capital expenditures weighed on results. Exelon and Encana remained in the Fund at the end of the reporting period, as we believed these stocks were attractively valued with strong catalysts for potential appreciation.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

We added to existing positions in Apple and IBM in our portion of the Fund during the reporting period. We felt that Wall Street had underestimated the ability of these companies to drive long-term shareholder value.

We reduced our position in electric utility Duke Energy, partially because we felt it was approaching full valuation. We used the reduction as a source of capital to meet shareholder redemptions. We sold financial exchange operator CME Group both to meet shareholder redemptions and to reduce the overweight position in the financials sector in our portion of the Fund.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In our domestic and global equity portions of the Fund, we added diversified financial services company Bank of America. We believe that the company may increase profits, as the U.S. economic recovery drives loan growth and subsequent revenue increases while management executes a cost-cutting program. We also added aerospace & defense contractor Boeing. We anticipate strong delivery growth and cost improvement on the new 787 airplane. In our global equity portion of the Fund, we purchased a position in global dialysis equipment and services provider Fresenius. We believe the stock may benefit from continued geographic expansion into emerging markets that need existing low-priced injectable drugs and supplies.

In addition to the sales already mentioned, we sold software maker Microsoft and diversified health care company Johnson & Johnson in our domestic and global equity portions of the Fund. In our global equity portion of the Fund, we also sold French food, beverage and nutrition company Danone. In all three cases, we sold the positions when we found other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

10	MainStay MAP Fund

How did the Fund’s sector weightings change during the reporting period?

Markston International

In our portion of the Fund, we added exposure—slightly reducing the degree to which our portion of the Fund was underweight relative to the Russell 3000® Index—in the industrials and information technology sectors. During the reporting period, we reduced cash holdings in our portion of the Fund.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector weightings relative to the S&P 500® Index in the consumer discretionary and utilities sectors during the reporting period. In consumer discretionary, our domestic equity portion of the Fund added to an already overweight position relative to the S&P 500® Index. Despite increased exposure to utilities, our domestic equity portion of the Fund remained underweight relative to the S&P 500® Index in the sector.

Our domestic equity portion of the Fund decreased its sector weightings relative to the S&P 500® Index in health care and information technology. In health care, our domestic equity portion of the Fund moved from an overweight position to a slightly underweight position relative to the S&P 500® Index. In information technology, the decreased exposure increased the degree to which the domestic equity portion of the Fund was underweight relative the S&P 500® Index.

In our portion of the Fund that invests in global equities, we increased absolute weightings in the financials and consumer discretionary sectors, while decreasing absolute weightings in the industrials and materials sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of October 31, 2013, our portion of the Fund held overweight positions relative to the Russell 3000® Index in the energy and financials sectors. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in the health care and information technology sectors.

ICAP

As of October 31, 2013, the most significantly overweight sectors relative to the S&P 500® Index in our portion of the Fund that invests in U.S. equities were consumer discretionary and energy. On the same date, the most significantly underweight sectors were information technology and consumer staples.

As of October 31, 2013, the largest sector weightings in our global equity portion of the Fund were in financials and healthcare, and the smallest sector weightings were in utilities and consumer staples.

In our domestic and global equity portions of the Fund, these positions reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2013

	Shares	Value

Common Stocks 97.7%†
Aerospace & Defense 4.9%
♦Boeing Co. (The)	438,970	$57,285,585
GenCorp, Inc. (a)	166,100	2,790,480
Honeywell International, Inc.	354,002	30,702,593
Northrop Grumman Corp.	43,488	4,675,395
Orbital Sciences Corp. (a)	144,350	3,330,155
Raytheon Co.	52,150	4,295,595
United Technologies Corp.	23,650	2,512,813

		105,592,616

Auto Components 1.7%
Bridgestone Corp.	174,400	5,950,493
Johnson Controls, Inc.	675,390	31,169,249

		37,119,742

Automobiles 1.4%
Bayerische Motoren Werke A.G.	46,050	5,223,285
Ford Motor Co.	1,018,600	17,428,246
Nissan Motor Co., Ltd.	854,000	8,528,709

		31,180,240

Beverages 1.6%
Coca-Cola Co. (The)	430,190	17,022,618
PepsiCo., Inc.	199,922	16,811,441

		33,834,059

Biotechnology 0.7%
Alkermes PLC (a)	72,400	2,547,756
Celgene Corp. (a)	85,500	12,695,895

		15,243,651

Capital Markets 2.1%
Ameriprise Financial, Inc.	46,820	4,707,283
Bank of New York Mellon Corp.	112,125	3,565,575
Goldman Sachs Group, Inc. (The)	48,569	7,812,809
Julius Baer Group, Ltd. (a)	191,900	9,430,563
State Street Corp.	290,509	20,355,965

		45,872,195

Chemicals 4.2%
Akzo Nobel N.V.	89,083	6,478,209
E.I. du Pont de Nemours & Co.	365,050	22,341,060
♦Monsanto Co.	465,994	48,873,451
Mosaic Co. (The)	291,430	13,362,066

		91,054,786

Commercial Banks 4.0%
BB&T Corp.	316,200	10,741,314
DBS Group Holdings, Ltd.	640,600	8,632,784
Lloyds Banking Group PLC (a)	7,021,750	8,728,846
PNC Financial Services Group, Inc.	325,050	23,900,926

	Shares	Value

Commercial Banks (continued)
Popular, Inc. (a)	46,237	$1,167,484
U.S. Bancorp	310,100	11,585,336
UniCredit S.p.A.	1,046,300	7,870,196
Wells Fargo & Co.	325,624	13,900,889

		86,527,775

Commercial Services & Supplies 0.8%
ADT Corp. (The)	86,594	3,755,582
Covanta Holding Corp.	260,403	4,471,119
Tyco International, Ltd.	169,189	6,183,858
Waste Management, Inc.	53,500	2,329,390

		16,739,949

Communications Equipment 0.9%
Cisco Systems, Inc.	831,300	18,704,250
Infinera Corp. (a)	121,700	1,242,557

		19,946,807

Computers & Peripherals 2.0%
Apple, Inc.	70,715	36,937,980
SanDisk Corp.	95,601	6,644,270

		43,582,250

Construction & Engineering 0.3%
Jacobs Engineering Group, Inc. (a)	121,676	7,400,334

Consumer Finance 3.3%
American Express Co.	366,935	30,015,283
Capital One Financial Corp.	404,700	27,790,749
Discover Financial Services	254,305	13,193,343

		70,999,375

Containers & Packaging 0.1%
MeadWestvaco Corp.	80,405	2,802,114

Diversified Consumer Services 0.3%
Outerwall, Inc. (a)	88,500	5,750,730

Diversified Financial Services 4.5%
Bank of America Corp.	2,121,154	29,611,310
Berkshire Hathaway, Inc. Class B (a)	24,249	2,790,575
Citigroup, Inc.	624,655	30,470,671
JPMorgan Chase & Co.	598,047	30,823,342
Leucadia National Corp.	182,059	5,159,552

		98,855,450

Diversified Telecommunication Services 1.4%
AT&T, Inc.	258,895	9,371,999
BCE, Inc.	141,950	6,179,083
Nippon Telegraph & Telephone Corp.	230,350	11,923,945

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	38,900	$1,964,839

		29,439,866

Electric Utilities 1.6%
Duke Energy Corp.	192,381	13,799,489
Exelon Corp.	713,700	20,368,998

		34,168,487

Electrical Equipment 0.9%
ABB, Ltd. (a)	340,950	8,706,466
Rockwell Automation, Inc.	95,757	10,572,530

		19,278,996

Electronic Equipment & Instruments 0.8%
Corning, Inc.	193,800	3,312,042
TE Connectivity, Ltd.	255,541	13,157,806

		16,469,848

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	48,822	2,836,070
Exterran Holdings, Inc. (a)	63,100	1,801,505
Halliburton Co.	387,550	20,551,776
Schlumberger, Ltd.	106,144	9,947,816
Weatherford International, Ltd. (a)	79,000	1,298,760

		36,435,927

Food & Staples Retailing 2.8%
♦CVS Caremark Corp.	615,726	38,335,101
Wal-Mart Stores, Inc.	176,000	13,508,000
Walgreen Co.	168,765	9,997,638

		61,840,739

Food Products 0.3%
Bunge, Ltd.	26,400	2,168,232
China Huishan Dairy Holdings Co., Ltd. (a)	5,778,700	2,288,225
Mondelez International, Inc. Class A	65,000	2,186,600

		6,643,057

Gas Utilities 0.3%
National Fuel Gas Co.	77,735	5,561,939

Health Care Equipment & Supplies 3.9%
Abbott Laboratories	133,827	4,891,377
Baxter International, Inc.	565,993	37,281,959
Covidien PLC	503,519	32,280,603
Medtronic, Inc.	163,296	9,373,190

		83,827,129

Health Care Providers & Services 1.6%
Aetna, Inc.	386,480	24,232,296
Fresenius SE & Co. KGaA	72,450	9,416,858
SunLink Health Systems, Inc. (a)	48,768	39,259

		33,688,413

	Shares	Value

Hotels, Restaurants & Leisure 2.2%
♦McDonald’s Corp.	389,530	$37,597,436
Starwood Hotels & Resorts Worldwide, Inc.	142,191	10,468,101
Yum! Brands, Inc.	6,615	447,306

		48,512,843

Household Products 0.5%
Colgate-Palmolive Co.	53,500	3,463,055
Procter & Gamble Co. (The)	103,850	8,385,888

		11,848,943

Industrial Conglomerates 3.8%
3M Co.	67,964	8,553,269
♦General Electric Co.	2,523,233	65,957,311
Siemens A.G.	59,400	7,595,646

		82,106,226

Insurance 3.4%
Allstate Corp. (The)	151,309	8,028,456
American International Group, Inc.	85,945	4,439,059
Aon PLC	77,440	6,124,730
Chubb Corp. (The)	78,156	7,196,604
Marsh & McLennan Cos., Inc.	54,194	2,482,085
MetLife, Inc.	196,751	9,308,290
Tokio Marine Holdings, Inc.	179,700	5,857,200
Travelers Companies, Inc. (The)	272,012	23,474,636
W.R. Berkley Corp.	173,333	7,611,052

		74,522,112

Internet & Catalog Retail 0.8%
Liberty Interactive Corp. Class A (a)	550,690	14,846,602
Liberty Ventures (a)	24,997	2,683,928

		17,530,530

Internet Software & Services 2.8%
eBay, Inc. (a)	392,290	20,677,606
Google, Inc. Class A (a)	24,710	25,465,632
VeriSign, Inc. (a)	244,120	13,250,833
Yahoo!, Inc. (a)	61,000	2,008,730

		61,402,801

IT Services 1.2%
Automatic Data Processing, Inc.	133,927	10,040,507
International Business Machines Corp.	90,349	16,191,445

		26,231,952

Machinery 0.4%
Caterpillar, Inc.	115,225	9,605,156

Media 7.7%
Cablevision Systems Corp. Class A	252,512	3,926,561
Comcast Corp. Class A	190,960	9,085,877
DIRECTV (a)	55,965	3,497,253
♦Liberty Media Corp. Class A (a)	326,959	49,995,301
Madison Square Garden Co. Class A (a)	135,809	8,219,161

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
Sirius XM Radio, Inc.	556,700	$2,098,759
Starz Class A (a)	177,528	5,352,469
Time Warner Cable, Inc.	15,445	1,855,717
♦Time Warner, Inc.	607,332	41,748,002
Viacom, Inc., Class B	361,600	30,117,664
Walt Disney Co. (The)	40,743	2,794,562
Wolters Kluwer N.V.	323,250	8,769,071

		167,460,397

Metals & Mining 0.2%
ThyssenKrupp A.G. (a)	161,400	4,125,324

Multi-Utilities 0.1%
Dominion Resources, Inc.	31,200	1,989,000

Multiline Retail 0.2%
J.C. Penney Co., Inc. (a)	110,297	827,228
Target Corp.	62,650	4,059,093

		4,886,321

Oil, Gas & Consumable Fuels 10.8%
Anadarko Petroleum Corp.	139,734	13,315,253
Apache Corp.	128,709	11,429,359
Chesapeake Energy Corp.	194,124	5,427,707
Chevron Corp.	77,819	9,335,167
ConocoPhillips	146,626	10,747,686
Devon Energy Corp.	160,696	10,159,201
Encana Corp.	738,150	13,227,648
ENI S.p.A.	481,500	12,192,555
EOG Resources, Inc.	72,629	12,957,014
♦Exxon Mobil Corp.	442,500	39,656,850
Hess Corp.	110,361	8,961,313
Marathon Oil Corp.	628,174	22,149,415
Marathon Petroleum Corp.	215,768	15,461,935
Phillips 66	69,153	4,455,528
Southwestern Energy Co. (a)	443,750	16,516,375
Spectra Energy Corp.	392,650	13,966,560
Total S.A.	164,950	10,137,583
Williams Cos., Inc. (The)	125,681	4,488,069

		234,585,218

Pharmaceuticals 5.2%
AbbVie, Inc.	133,827	6,483,918
Bayer A.G.	82,900	10,303,506
Hospira, Inc. (a)	128,024	5,187,532
Johnson & Johnson	93,100	8,621,991
Mallinckrodt PLC (a)	15,827	664,892
Merck & Co., Inc.	130,726	5,894,435
Novartis A.G.	148,100	11,499,030
♦Pfizer, Inc.	1,860,250	57,072,470
Sanofi	50,750	5,411,860

	Shares	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	76,950	$2,854,076

		113,993,710

Real Estate Investment Trusts 1.2%
HCP, Inc.	250,611	10,400,357
UDR, Inc.	497,719	12,348,408
Weyerhaeuser Co.	81,845	2,488,088

		25,236,853

Real Estate Management & Development 0.5%
Mitsubishi Estate Co., Ltd.	361,200	10,274,346

Road & Rail 0.9%
Celadon Group, Inc.	109,074	2,022,232
CSX Corp.	210,426	5,483,702
Union Pacific Corp.	79,250	11,998,450

		19,504,384

Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	274,570	6,707,745
Texas Instruments, Inc.	735,350	30,943,528

		37,651,273

Software 2.3%
Microsoft Corp.	518,913	18,343,575
Oracle Corp.	144,473	4,839,846
SAP A.G.	123,900	9,733,506
Symantec Corp.	737,800	16,777,572

		49,694,499

Specialty Retail 1.2%
Home Depot, Inc. (The)	128,723	10,026,235
Lowe’s Companies, Inc.	309,022	15,383,115

		25,409,350

Tobacco 0.1%
Philip Morris International, Inc.	19,410	1,729,819

Trading Companies & Distributors 0.3%
Mitsubishi Corp.	355,550	7,166,685

Wireless Telecommunication Services 2.1%
Shin Corp. PCL	881,500	2,386,068
♦Vodafone Group PLC, Sponsored ADR	1,199,000	44,147,180

		46,533,248

Total Common Stocks (Cost $1,505,471,513)		2,121,857,464

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Bonds 0.1% Convertible Bonds 0.1%
Diversified Consumer Services 0.1%
Outerwall, Inc. 4.00%, due 9/1/14	$900,000	$1,464,750

Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	300	301

Total Convertible Bonds (Cost $892,589)		1,465,051

Total Long-Term Bonds (Cost $892,589)		1,465,051

	Principal Amount	Value

Short-Term Investment 1.4%
Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.00%, dated 10/31/13 due 11/1/13 Proceeds at Maturity $31,791,300 (Collateralized by Government Agency securities with rates between 2.11% and 2.14% and a maturity date of 11/7/22, with a Principal Amount of $34,460,000 and a Market Value of $32,436,533)	$31,791,300	$31,791,300

Total Short-Term Investment (Cost $31,791,300)		31,791,300

Total Investments (Cost $1,538,155,402) (b)	99.2%	2,155,113,815
Other Assets, Less Liabilities	0.8	17,144,047
Net Assets	100.0%	$2,172,257,862

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	As of October 31, 2013, cost is $1,546,229,902 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$633,378,465
Gross unrealized depreciation	(24,494,552)

Net unrealized appreciation	$608,883,913

The following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,121,857,464	$—	$—	$2,121,857,464
Long-Term Bonds
Convertible Bonds	—	1,465,051	—	1,465,051
Short-Term Investment
Repurchase Agreement	—	31,791,300	—	31,791,300

Total Investments in Securities	$2,121,857,464	$33,256,351	$—	$2,155,113,815

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2013

Assets
Investment in securities, at value (identified cost $1,538,155,402)	$2,155,113,815
Cash denominated in foreign currencies (identified cost $104)	103
Receivables:
Investment securities sold	15,798,919
Fund shares sold	4,886,778
Dividends and interest	2,410,150
Other assets	33,471

Total assets	2,178,243,236

Liabilities
Payables:
Investment securities purchased	2,932,256
Manager (See Note 3)	1,338,606
Fund shares redeemed	794,682
Transfer agent (See Note 3)	468,272
NYLIFE Distributors (See Note 3)	297,250
Shareholder communication	79,530
Professional fees	21,809
Custodian	11,897
Foreign capital gains tax (See Note 2(C))	6,013
Trustees	4,854
Accrued expenses	30,205

Total liabilities	5,985,374

Net assets	$2,172,257,862

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$499,373
Additional paid-in capital	1,499,546,597

1,500,045,970
Undistributed net investment income	19,940,343
Accumulated net realized gain (loss) on investments and foreign currency transactions	35,310,882
Net unrealized appreciation (depreciation) on investments (a)	616,952,400
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	8,267

Net assets	$2,172,257,862

Investor Class
Net assets applicable to outstanding shares	$144,891,933

Shares of beneficial interest outstanding	3,350,920

Net asset value per share outstanding	$43.24
Maximum sales charge (5.50% of offering price)	2.52

Maximum offering price per share outstanding	$45.76

Class A
Net assets applicable to outstanding shares	$356,657,011

Shares of beneficial interest outstanding	8,240,451

Net asset value per share outstanding	$43.28
Maximum sales charge (5.50% of offering price)	2.52

Maximum offering price per share outstanding	$45.80

Class B
Net assets applicable to outstanding shares	$82,694,594

Shares of beneficial interest outstanding	2,063,320

Net asset value and offering price per share outstanding	$40.08

Class C
Net assets applicable to outstanding shares	$141,627,681

Shares of beneficial interest outstanding	3,533,268

Net asset value and offering price per share outstanding	$40.08

Class I
Net assets applicable to outstanding shares	$1,417,813,860

Shares of beneficial interest outstanding	32,090,846

Net asset value and offering price per share outstanding	$44.18

Class R1
Net assets applicable to outstanding shares	$6,736,892

Shares of beneficial interest outstanding	154,897

Net asset value and offering price per share outstanding	$43.49

Class R2
Net assets applicable to outstanding shares	$20,139,865

Shares of beneficial interest outstanding	464,294

Net asset value and offering price per share outstanding	$43.38

Class R3
Net assets applicable to outstanding shares	$1,696,026

Shares of beneficial interest outstanding	39,292

Net asset value and offering price per share outstanding	$43.16

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax of $6,013.

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$46,835,999
Interest	65,107

Total income	46,901,106

Expenses
Manager (See Note 3)	15,723,412
Distribution/Service—Investor Class (See Note 3)	337,807
Distribution/Service—Class A (See Note 3)	813,716
Distribution/Service—Class B (See Note 3)	847,431
Distribution/Service—Class C (See Note 3)	1,326,244
Distribution/Service—Class R2 (See Note 3)	50,105
Distribution/Service—Class R3 (See Note 3)	8,628
Transfer agent (See Note 3)	2,785,352
Shareholder communication	179,074
Professional fees	130,032
Registration	106,074
Custodian	68,717
Trustees	44,053
Shareholder service (See Note 3)	29,555
Miscellaneous	97,300

Total expenses	22,547,500

Net investment income (loss)	24,353,606

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	177,879,987
Foreign currency transactions	(278,458)

Net realized gain (loss) on investments and foreign currency transactions	177,601,529

Net change in unrealized appreciation (depreciation) on:
Investments (b)	335,277,942
Translation of other assets and liabilities in foreign currencies	32,014

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	335,309,956

Net realized and unrealized gain (loss) on investments and foreign currency transactions	512,911,485

Net increase (decrease) in net assets resulting from operations	$537,265,091

(a)	Dividends recorded net of foreign withholding taxes in the amount of $853,207.
(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $6,013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2013 and October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,353,606	$24,656,600
Net realized gain (loss) on investments and foreign currency transactions	177,601,529	16,886,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	335,309,956	199,585,099

Net increase (decrease) in net assets resulting from operations	537,265,091	241,128,382

Dividends to shareholders:
From net investment income:
Investor Class	(1,125,412)	(1,095,797)
Class A	(3,306,456)	(3,428,788)
Class B	(177,081)	(195,661)
Class C	(255,810)	(237,900)
Class I	(18,508,015)	(17,003,986)
Class R1	(63,811)	(272,411)
Class R2	(183,045)	(244,869)
Class R3	(10,894)	(20,629)

Total dividends to shareholders	(23,630,524)	(22,500,041)

Capital share transactions:
Net proceeds from sale of shares	320,171,647	335,367,832
Net asset value of shares issued to shareholders in reinvestment of dividends	23,021,367	21,744,554
Cost of shares redeemed	(713,542,943)	(436,709,049)

Increase (decrease) in net assets derived from capital share transactions	(370,349,929)	(79,596,663)

Net increase (decrease) in net assets	143,284,638	139,031,678

Net Assets
Beginning of year	2,028,973,224	1,889,941,546

End of year	$2,172,257,862	$2,028,973,224

Undistributed net investment income at end of year	$19,940,343	$20,005,478

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Investor Class	2013	2012	2011	2010	2009
Net asset value at beginning of year	$34.04	$30.44	$29.76	$25.71	$23.04

Net investment income (loss) (a)	0.34	0.34	0.31	0.19	0.22
Net realized and unrealized gain (loss) on investments	9.18	3.55	0.63	3.86	2.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	9.52	3.89	0.88	4.05	3.12

Less dividends:
From net investment income	(0.32)	(0.29)	(0.20)	—	(0.45)

Net asset value at end of year	$43.24	$34.04	$30.44	$29.76	$25.71

Total investment return (b)	28.26%	12.88%	2.96%	15.75%	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.04%	0.98%	0.69%	0.98%
Net expenses	1.30%	1.34%	1.34%	1.41%	1.44%
Expenses (before waiver/reimbursement)	1.30%	1.34%	1.34%	1.41%	1.50%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$144,892	$120,771	$114,786	$113,557	$99,663

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class A	2013	2012	2011	2010	2009
Net asset value at beginning of year	$34.07	$30.47	$29.79	$25.68	$23.04

Net investment income (loss) (a)	0.41	0.40	0.37	0.25	0.28
Net realized and unrealized gain (loss) on investments	9.19	3.56	0.63	3.86	2.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	9.60	3.96	0.94	4.11	3.18

Less dividends:
From net investment income	(0.39)	(0.36)	(0.26)	—	(0.54)

Net asset value at end of year	$43.28	$34.07	$30.47	$29.79	$25.68

Total investment return (b)	28.47%	13.14%	3.16%	16.00%	14.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.24%	1.18%	0.90%	1.25%
Net expenses	1.11%	1.14%	1.14%	1.21%	1.20%
Expenses (before waiver/reimbursement)	1.11%	1.14%	1.14%	1.21%	1.29%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$356,657	$294,247	$296,453	$345,067	$324,421

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2013	2012	2011	2010	2009
Net asset value at beginning of year	$31.55	$28.21	$27.63	$24.04	$21.36

Net investment income (loss) (a)	0.06	0.10	0.07	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	8.54	3.29	0.58	3.60	2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡

Total from investment operations	8.60	3.39	0.60	3.59	2.76

Less dividends:
From net investment income	(0.07)	(0.05)	(0.02)	—	(0.08)

Net asset value at end of year	$40.08	$31.55	$28.21	$27.63	$24.04

Total investment return (b)	27.30%	12.04%	2.18%	14.93%	12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%	0.33%	0.24%	(0.04%)	0.31%
Net expenses	2.05%	2.09%	2.09%	2.16%	2.19%
Expenses (before waiver/reimbursement)	2.05%	2.09%	2.09%	2.16%	2.26%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$82,695	$86,613	$110,794	$140,674	$169,606

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class C	2013	2012	2011	2010	2009
Net asset value at beginning of year	$31.56	$28.21	$27.63	$24.05	$21.37

Net investment income (loss) (a)	0.05	0.09	0.07	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	8.54	3.31	0.58	3.59	2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡

Total from investment operations	8.59	3.40	0.60	3.58	2.76

Less dividends:
From net investment income	(0.07)	(0.05)	(0.02)	—	(0.08)

Net asset value at end of year	$40.08	$31.56	$28.21	$27.63	$24.05

Total investment return (b)	27.26%	12.07%	2.18%	14.89%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%	0.31%	0.23%	(0.05%)	0.29%
Net expenses	2.05%	2.09%	2.09%	2.16%	2.19%
Expenses (before waiver/reimbursement)	2.05%	2.09%	2.09%	2.16%	2.25%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$141,628	$125,700	$136,274	$160,098	$167,652

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2013	2012	2011	2010	2009
Net asset value at beginning of year	$34.77	$31.10	$30.39	$26.15	$23.51

Net investment income (loss) (a)	0.52	0.49	0.45	0.32	0.33
Net realized and unrealized gain (loss) on investments	9.37	3.62	0.66	3.93	2.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	9.89	4.11	1.05	4.25	3.28

Less dividends:
From net investment income	(0.48)	(0.44)	(0.34)	(0.01)	(0.64)

Net asset value at end of year	$44.18	$34.77	$31.10	$30.39	$26.15

Total investment return (b)	28.79%	13.40%	3.43%	16.26%	14.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.48%	1.42%	1.12%	1.45%
Net expenses	0.86%	0.89%	0.89%	0.95%	0.98%
Expenses (before waiver/reimbursement)	0.86%	0.89%	0.89%	0.95%	1.04%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$1,417,814	$1,358,999	$1,188,911	$759,317	$567,720

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,
Class R1	2013	2012	2011	2010	2009
Net asset value at beginning of year	$34.23	$30.63	$29.93	$25.84	$23.23

Net investment income (loss) (a)	0.54	0.44	0.31	0.30	0.27
Net realized and unrealized gain (loss) on investments	9.14	3.58	0.77	3.87	2.94
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.07)	(0.00)‡	0.00 ‡

Total from investment operations	9.68	4.02	1.01	4.17	3.21

Less dividends:
From net investment income	(0.42)	(0.42)	(0.31)	(0.08)	(0.60)

Net asset value at end of year	$43.49	$34.23	$30.63	$29.93	$25.84

Total investment return (b)	28.63%	13.26%	3.35%	16.12%	14.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.37%	1.02%	1.07%	1.21%
Net expenses	0.96%	0.99%	0.99%	1.06%	1.08%
Expenses (before reimbursement/waiver)	0.96%	0.99%	0.99%	1.06%	1.14%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$6,737	$21,761	$17,611	$325	$626

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2013	2012	2011	2010	2009
Net asset value at beginning of year	$34.12	$30.53	$29.85	$25.76	$23.06

Net investment income (loss) (a)	0.38	0.38	0.34	0.22	0.23
Net realized and unrealized gain (loss) on investments	9.21	3.54	0.63	3.87	2.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	9.59	3.92	0.91	4.09	3.16

Less dividends:
From net investment income	(0.33)	(0.33)	(0.23)	—	(0.46)

Net asset value at end of year	$43.38	$34.12	$30.53	$29.85	$25.76

Total investment return (b)	28.36%	12.99%	3.05%	15.88%	13.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.16%	1.08%	0.80%	1.01%
Net expenses	1.21%	1.24%	1.24%	1.31%	1.33%
Expenses (before waiver/reimbursement)	1.21%	1.24%	1.24%	1.31%	1.38%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$20,140	$19,072	$22,733	$26,735	$14,006

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Year ended October 31,
Class R3	2013	2012	2011	2010	2009
Net asset value at beginning of year	$33.94	$30.38	$29.71	$25.70	$22.97

Net investment income (loss) (a)	0.29	0.30	0.25	0.15	0.16
Net realized and unrealized gain (loss) on investments	9.16	3.53	0.64	3.86	2.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	9.45	3.83	0.83	4.01	3.09

Less dividends:
From net investment income	(0.23)	(0.27)	(0.16)	—	(0.36)

Net asset value at end of year	$43.16	$33.94	$30.38	$29.71	$25.70

Total investment return (b)	28.03%	12.72%	2.79%	15.60%	13.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.94%	0.80%	0.54%	0.72%
Net expenses	1.46%	1.49%	1.49%	1.56%	1.58%
Expenses (before waiver/reimbursement)	1.46%	1.49%	1.49%	1.56%	1.63%
Portfolio turnover rate	29%	40%	44%	49%	60%
Net assets at end of year (in 000’s)	$1,696	$1,809	$2,380	$1,850	$1,484

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of investments)

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-

Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2013, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Fund’s Manager, in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to

24	MainStay MAP Fund

distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than

Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2013, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of October 31, 2013.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward con-

tracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

26	MainStay MAP Fund

have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$71	$71

Total Realized Gain (Loss)		$71	$71

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP”or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to

$20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.73% for the year ended October 31, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2013, New York Life Investments earned fees from the Fund in the amount of $15,723,412.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2013, were as follows:

Class R1	$7,787
Class R2	20,042
Class R3	1,726

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $46,629 and $52,825, respectively, for the year ended October 31, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $13, $1,822, $71,064 and $4,896, respectively, for the year ended October 31, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2013, were as follows:

Investor Class	$386,407
Class A	323,058
Class B	242,919
Class C	379,470
Class I	1,424,091
Class R1	7,787
Class R2	19,906
Class R3	1,714

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,168	0.0	%‡
Class I	126,537,405	8.9

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Capital Loss Carry Forward	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$19,940,343	$45,601,013	$(2,215,631)	$608,886,167	$672,211,892

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received on investments other than Real Estate Investment Trusts (REITs) and REITs.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2013 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(788,217)	$788,217	$0

The reclassifications for the Fund are primarily due to foreign currency gain (loss), return of capital distributions from REITs and investments other than REITs, and capital gain distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,215,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$2,216	$—

The Fund utilized $128,179,555 of capital loss carryforwards during the year ended October 31, 2013.

28	MainStay MAP Fund

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$23,630,524	$22,500,041

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the year ended October 31, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2013, purchases and sales of securities, other than short-term securities, were $603,703 and $957,668, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2013:
Shares sold	252,224	$9,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	32,727	1,121,243
Shares redeemed	(461,896)	(17,660,467)

Net increase (decrease) in shares outstanding before conversion	(176,945)	(6,788,893)
Shares converted into Investor Class (See Note 1)	327,104	12,571,419
Shares converted from Investor Class (See Note 1)	(347,678)	(13,877,792)

Net increase (decrease)	(197,519)	$(8,095,266)

Year ended October 31, 2012:
Shares sold	244,302	$7,912,675
Shares issued to shareholders in reinvestment of dividends and distributions	35,955	1,090,857
Shares redeemed	(589,239)	(19,079,790)

Net increase (decrease) in shares outstanding before conversion	(308,982)	(10,076,258)
Shares converted into Investor Class (See Note 1)	446,562	14,347,291
Shares converted from Investor Class (See Note 1)	(359,912)	(11,878,827)

Net increase (decrease)	(222,332)	$(7,607,794)

Class A	Shares	Amount

Year ended October 31, 2013:
Shares sold	1,074,871	$40,847,667
Shares issued to shareholders in reinvestment of dividends and distributions	86,511	2,962,125
Shares redeemed	(1,982,422)	(76,665,047)

Net increase (decrease) in shares outstanding before conversion	(821,040)	(32,855,255)
Shares converted into Class A (See Note 1)	454,375	17,940,725
Shares converted from Class A (See Note 1)	(29,409)	(1,175,780)

Net increase (decrease)	(396,074)	$(16,090,310)

Year ended October 31, 2012:
Shares sold	596,933	$19,366,654
Shares issued to shareholders in reinvestment of dividends and distributions	97,531	2,956,499
Shares redeemed	(2,377,806)	(77,188,057)

Net increase (decrease) in shares outstanding before conversion	(1,683,342)	(54,864,904)
Shares converted into Class A (See Note 1)	615,901	20,108,065
Shares converted from Class A (See Note 1)	(23,886)	(822,053)

Net increase (decrease)	(1,091,327)	$(35,578,892)

mainstayinvestments.com	29

Notes to Financial Statements (continued)

Class B	Shares	Amount

Year ended October 31, 2013:
Shares sold	213,136	$7,628,224
Shares issued to shareholders in reinvestment of dividends and distributions	5,244	167,643
Shares redeemed	(465,480)	(16,570,529)

Net increase (decrease) in shares outstanding before conversion	(247,100)	(8,774,662)
Shares converted from Class B (See Note 1)	(434,564)	(15,458,572)

Net increase (decrease)	(681,664)	$(24,233,234)

Year ended October 31, 2012:
Shares sold	213,487	$6,423,390
Shares issued to shareholders in reinvestment of dividends and distributions	6,439	182,293
Shares redeemed	(673,595)	(20,259,640)

Net increase (decrease) in shares outstanding before conversion	(453,669)	(13,653,957)
Shares converted from Class B (See Note 1)	(729,019)	(21,754,476)

Net increase (decrease)	(1,182,688)	$(35,408,433)

Class C	Shares	Amount

Year ended October 31, 2013:
Shares sold	245,648	$8,729,002
Shares issued to shareholders in reinvestment of dividends and distributions	6,294	201,279
Shares redeemed	(701,835)	(24,595,714)

Net increase (decrease)	(449,893)	$(15,665,433)

Year ended October 31, 2012:
Shares sold	187,726	$5,614,520
Shares issued to shareholders in reinvestment of dividends and distributions	6,452	182,715
Shares redeemed	(1,041,053)	(31,171,633)

Net increase (decrease)	(846,875)	$(25,374,398)

Class I	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,259,552	$246,128,596
Shares issued to shareholders in reinvestment of dividends and distributions	525,727	18,332,087
Shares redeemed	(13,779,074)	(549,858,964)

Net increase (decrease)	(6,993,795)	$(285,398,281)

Year ended October 31, 2012:
Shares sold	8,582,918	$286,653,962
Shares issued to shareholders in reinvestment of dividends and distributions	544,655	16,813,162
Shares redeemed	(8,270,927)	(274,064,591)

Net increase (decrease)	856,646	$29,402,533

Class R1	Shares	Amount

Year ended October 31, 2013:
Shares sold	36,997	$1,421,756
Shares issued to shareholders in reinvestment of dividends and distributions	1,856	63,811
Shares redeemed	(519,773)	(18,144,842)

Net increase (decrease)	(480,920)	$(16,659,275)

Year ended October 31, 2012:
Shares sold	163,523	$5,157,490
Shares issued to shareholders in reinvestment of dividends and distributions	8,918	271,181
Shares redeemed	(111,653)	(3,635,065)

Net increase (decrease)	60,788	$1,793,606

Class R2	Shares	Amount

Year ended October 31, 2013:
Shares sold	141,151	$5,413,156
Shares issued to shareholders in reinvestment of dividends and distributions	4,724	162,285
Shares redeemed	(240,517)	(9,260,544)

Net increase (decrease)	(94,642)	$(3,685,103)

Year ended October 31, 2012:
Shares sold	113,272	$3,679,467
Shares issued to shareholders in reinvestment of dividends and distributions	7,477	227,218
Shares redeemed	(306,479)	(9,969,993)

Net increase (decrease)	(185,730)	$(6,063,308)

Class R3	Shares	Amount
Year ended October 31, 2013:
Shares sold	6,666	$252,915
Shares issued to shareholders in reinvestment of dividends and distributions	318	10,894
Shares redeemed	(20,982)	(786,836)

Net increase (decrease)	(13,998)	$(523,027)

Year ended October 31, 2012:
Shares sold	17,183	$559,674
Shares issued to shareholders in reinvestment of dividends and distributions	681	20,629
Shares redeemed	(42,901)	(1,340,280)

Net increase (decrease)	(25,037)	$(759,977)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2013, events and transactions subsequent to October 31, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MAP Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 20, 2013

mainstayinvestments.com	31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2013, the Fund designated approximately $23,630,524 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2013, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2014, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2013. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay MAP Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay Funds: Trustee since 2008; MainStay Funds Trust: Trustee since 2008***.	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, L.L.C.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	79

MainStay VP Funds Trust:
Trustee since 2008
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990***.	President; Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (50 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007***.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002***.	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay VP Funds Trust:
Chairman since 2013 and Trustee since 2007 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Managing Director, ICC Capital Management; President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay VP Funds Trust: Trustee
since 2006 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay VP Funds Trust:
Trustee since 2007
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

34	MainStay MAP Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay Funds: Trustee and Audit Committee Financial Expert since 2007; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009.	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay VP Funds Trust:
Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007***.	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay VP Funds Trust:
Trustee since 1997
(29 portfolios)**;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (25 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

mainstayinvestments.com	35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2009)**; Assistant Secretary, MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)**
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (2006 to 2012); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay MAP Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-32050 MS322-13	MSMP11-12/13 NL030

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2013 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $575,160.

The aggregate fees billed for the fiscal year ended October 31, 2012 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $600,700.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $2,500 for the fiscal year ended October 31, 2013, and (ii) $2,500 for the fiscal year ended October 31, 2012. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $66,570 during the fiscal year ended October 31, 2013, and (ii) $63,395 during the fiscal year ended October 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2013, and (ii) $0 during the fiscal year ended October 31, 2012.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2013 and October 31, 2012 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2013, and (ii) $0 for the fiscal year ended October 31, 2012.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2013 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 8, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: January 8, 2014

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.